UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Lumen Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OUR PURPOSE

Unleashing the world's digital potential

OUR MISSION

OUR CULTURE

We operate with Teamwork, Trust, Transparency

We infuse Clarity, Customer Obsession, Courage, Growth Mindset, Respect in everything we do

OUR PRIORITIES

1

Drive Operational Excellence

2

Build The Backbone For AI

3

Cloudify Telecom

Letter from our CEO Dear Investors,
2024 was a remarkable year for Lumen Technologies!
We strengthened our financial position and restored market confidence in Lumen. It started with our balance sheet and debt restructuring, giving us ample time to execute our transformation. We lowered our debt load by $1.6B and drove material improvement in our equity and debt trading values.
We established Lumen as the trusted network for AI, closing $8.5B in sales with big tech companies like Microsoft, Amazon, Google, and Meta. These partnerships helped strengthen our free cash flow and amplified a key message to the market: in a multi-cloud, AI-first world, fiber networking is critical infrastructure.
We made material progress transforming Lumen's corporate functions to drive overall productivity, efficiency, and better customer experiences. For example:
•In Service Operations & Assurance, we delivered materially better year-over-year (YOY) customer satisfaction scores in all four enterprise segments, four quarters in a row.
•We delivered over 15% YOY sales growth in our North American Enterprise channels, growing sales 13+% in IP and Waves, and driving more than 500 customers to adopt our Lumen Digital Network-as-a-Service (NaaS) platform.
•We enabled 85% of new Ethernet and IP data service sales in our major metro markets on a unified network architecture—a key breakthrough for cost reduction and customer experience efficiency! This unified network not only enables our advanced digital services, but in some use cases also reduces our average delivery time by more than 12 days and implementation costs by as much as 50%.
•Our Quantum Fiber team delivered more than 500K enablements with 90+% YOY growth in fiber net adds, while reducing expenses year over year.
We are excited for the road ahead. We have three clear priorities, each with detailed plans to deliver greater customer, investor, and employee value in 2025 and beyond.
As we plan to deliver the next wave of value to investors, we shift our focus beyond functional excellence and seek to differentiate ourselves by completely redefining Lumen’s customer experience. We believe our vision comes at exactly the right time for both public and private sector organizations looking for that next-generation, simple, and secure networking experience in the complex world of multi-cloud, AI-first architectures.
In the public sector, the new administration seeks to modernize and simplify our country’s infrastructure to ensure the United States remains the premier economic and technology powerhouse. Lumen’s vision is perfectly positioned to operationalize government agencies’ transformation plans, with our fiber network’s dense national coverage, a fully digital customer experience in development, and an ecosystem of the world’s largest cloud providers already embedded in our fabric. And across industries, as commercial enterprises accelerate their cloud transformation journeys, there is a race for high performing, highly secure, digitally consumable bandwidth—and Lumen is ready to deliver, faster than any other provider.
Our customers, partners, employees—and, of course, our investors—deserve more than they’ve received from traditional telecom companies. And Lumen intends to deliver it with three clear priorities.
Priority #1: Driving Operational Excellence
We continue to drive operational excellence in everything we do, ensuring continuous improvement in sales execution and churn mitigation, simplifying our core business processes, and leveraging modern platforms and AI to deliver fundamental improvement in customer, partner, and employee experiences. We have identified more than $1B of operating expenses—and a substantial amount of network expenses—that we plan to eliminate by year end 2027, with over $250M of run rate cost benefit expected to be realized when we exit 2025.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Letter from our CEO
Mitigating revenue decline, simplifying our cost structure, and modernizing our enterprise technology backbone are just the beginning of this transformation. What is most exciting about the Lumen strategy is the two-pronged approach to how we are using our assets to uniquely serve our customers.
Priority #2: Building the Backbone for AI
We are leveraging our fiber network to capture what we see as a once-in-a-generation rise in demand for networking services. Our strategy focuses on maximizing investor returns by ensuring sufficient network capacity growth to capture market share, while simultaneously driving higher utilization of our existing network assets.
We are increasing network capacity in three ways: building new routes funded by customers, partnering with Corning to use their latest fiber innovations for up to 4x more fiber capacity, and leveraging photonics innovation for up to 2x greater fiber efficiency. Our total inter-city network capacity has the potential to go from 12 million fiber miles in 2022 to 47 million fiber miles by 2028 (not including our 22 million miles of metro fiber).
We are also achieving better overall network utilization than ever before, with a plan to grow from 57% to 70% by 2028. The big tech Private Connectivity FabricSM (PCF) agreements we signed include leasing existing empty conduits as well as funding new builds. Meanwhile, enterprises have begun the journey to upgrade their networks to make way for AI adoption. Our data shows a nearly 50% increase in 100G and 400G wave sales across large enterprises and mid-markets in 2024 alone.
Building the backbone for the AI economy presents a significant, accretive opportunity for Lumen. We are driving the strongest utilization of our network assets in Lumen’s history while creating substantial capacity for growth. But we recognize that high speed, low latency connectivity is just table stakes, not the end game. CIOs need more, and that’s what Lumen plans to deliver with our third priority.
Priority #3: Cloudifying Telecom
Today’s enterprise CIOs are faced with the expectation that they will continue to deliver warp-speed innovation at an efficient cost, pushing lots of data to the right users, at the right places, at the right time, for the right cost. And the architectural landscape has never been more complex, with apps and data sprinkled all over—on prem, at the edge, and in multiple clouds. CIOs need expansive fiber network coverage with a digital platform that allows them to seamlessly design, control, configure, and consume modern network services. Hello, Lumen Digital!
What’s more, legacy networks were not built for a multi-cloud world. Public and commercial enterprises alike have to use carrier neutral facilities to access the cloud connectivity market, resulting in costly and inefficient cross-connect architectures. With Lumen’s digital networking ecosystem, customers can reduce the number of required ports, improving performance, lowering cost, and enhancing security in this multi-cloud, AI-first world.
We have the right assets, the right vision, and the right team, at the right time. Our future is bright.
On behalf of the Board of Directors and Lumen leadership team, thank you for your continued support and trust in Lumen.
Sincerely,
Kate Johnson
President and Chief Executive Officer
Lumen Technologies

4

Letter from our Chairman of the Board Dear Investors,
On behalf of Lumen’s Board, I am honored to share some insight into our stewardship of the company.
It was an incredible year for Lumen. In partnership with the Board, the team delivered shareholder value by strengthening our financial position, establishing ourselves as the trusted network for AI, and making significant progress on our transformation.
In 2025, we look forward to delivering on three key company priorities—driving operational excellence, building the backbone for AI, and cloudifying telecom. We believe our plan will deliver even more value to customers, partners, employees, and investors.
Our Board, with a refreshed blend of skills and expertise across function and industry, remains fully engaged in overseeing Lumen’s strategic plan and works closely with our senior leadership team to foster teamwork, trust, and transparency.
While we made significant strides in 2024, we have more work to do and remain focused on delivering value to our shareholders in 2025 and beyond. We are confident we have the right management team to execute our priorities.
Thank you for your continued trust and investment in Lumen.
Sincerely,
T. Michael Glenn
Chairman of the Board
Lumen Technologies

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

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Forward-Looking Statements
Except for historical and factual information contained herein, matters set forth in our 2025 proxy materials (and our accompanying 2024 annual report) identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements as defined by the federal securities laws and are subject to the “safe harbor” protection thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only and are subject to uncertainties. Actual events and results may differ materially from those anticipated by us in those statements due to several factors, including those disclosed in our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.
Certain Defined Terms
All references in this proxy statement or related materials to “we,” “us,” “our,” the “Company” or “Lumen” refer to Lumen Technologies, Inc. In addition, each reference to (i) the “Board” refers to our Board of Directors, (ii) “Voting Shares” refers collectively to our shares of Common Stock (“Common Shares”) and shares of Series L Preferred Stock (“Preferred Shares”), (iii) “Meeting,” “the meeting,” “annual shareholders meeting” or “annual meeting” refers to the 2025 annual meeting of our shareholders described further herein, (iv) “named executives,” “named officers,” “named executive officers” or “NEOs” refers to the current and former officers listed in the Summary Compensation Table in this proxy statement, (v) the “Audit Committee” refers to the Audit Committee of our Board, (vi) “HRCC” refers to the Human Resources and Compensation Committee of our Board, (vii) “NCG Committee” refers to the Nominating and Corporate Governance Committee of our Board, (viii) the “Risk and Security Committee” refers to the Risk and Security Committee of our Board, (ix) “SLT,” “senior leadership team” or “senior officers” refers to our executive officers and a limited number of additional officers whose compensation is determined by the HRCC, (x) “Qwest” refers to our affiliate Qwest Communications International Inc., (xi) “Level 3” refers to our affiliate Level 3 Parent, LLC and its predecessor, Level 3 Communications, Inc., (xii) “SEC” refers to the U.S. Securities and Exchange Commission, (xiii) the “Exchange Act” refers to Securities Exchange Act of 1934, as amended, (xiv) “Dodd-Frank Act” refers to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, (xv) “GAAP” refers to U.S. generally accepted accounting principles, (xvi) “NYSE” refers to the New York Stock Exchange, (xvii) “2023 proxy statement” refers to our proxy statement filed with the SEC on April 5, 2023 in connection with our 2023 annual meeting of our shareholders, (xviii) “2024 proxy statement” refers to our proxy statement filed with the SEC on April 5, 2024 in connection with our 2024 annual meeting of our shareholders, (xix) “TSR” refers to total shareholder return, (xx) “STI” refers to short-term incentive compensation, (xxi) “LTI” refers to long-term incentive compensation, (xxii) “CD&A” refers to the “Compensation, Discussion and Analysis” section of this proxy statement, and (xxiii) “Bylaws” refers to our Amended and Restated Bylaws (as amended and restated through May 17, 2023). Unless otherwise provided, all information is presented as of the date of this proxy statement.
We include website addresses throughout this Proxy Statement for reference only. The information contained or referenced on our website and other websites mentioned in this Proxy Statement are not a part of this Proxy Statement and are not deemed incorporated by reference into this Proxy Statement or any other public filing made with the SEC.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Notice of 2025 Annual Shareholders Meeting
2025 Annual Meeting Information

Date and Time Tuesday May 13, 2025 8:30 am CT	Location www.virtualshareholder meeting.com/ LUMN2025	Record Date You can vote if you were a shareholder of record at the close of business on March 19, 2025	Proxy Mail Date On or about March 31, 2025

Items of Business

	ITEM 1	ITEM 2			ITEM 3
Elect the 11 director nominees named in this proxy statement		Ratify the appointment of KPMG LLP as our independent auditor for 2025		Amend our Articles of Incorporation to authorize a reverse stock split and a related reduction in our authorized Common Shares

Vote FOR	See page 15	Vote FOR	See page 46	Vote FOR	See page 50

	ITEMS 4A, 4B, 4C, and 4D	ITEM 5			ITEM 6
Approve technical amendments and updates to our Articles of Incorporation		Advisory Vote on Executive Compensation – “Say-On-Pay”		Shareholder proposal regarding simple majority voting

Vote FOR A, B, C, and D	See page 56	Vote FOR	See page 60	NO RECOMMENDATION	See page 135
Transact other business that may properly come before the annual meeting.
Proxy Voting
Shareholders are invited to attend the live virtual meeting. Even if you expect to attend, we urge you to vote in advance using any of the following methods:
Your vote is important to us. We urge your participation.

By Internet visit www.proxyvote.com	By phone 1-800-690-6903	By Mail mark, sign, date & return proxy card	Live virtual meeting vote electronically at the virtual annual meeting

Headquarters: 100 CenturyLink Drive, Monroe, LA 71203
Meeting Details: See “Frequently Asked Questions About Voting and the Annual Meeting” in this proxy statement for further details.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 13, 2025
The Notice of 2025 Annual Meeting, Proxy Statement, and 2024 Annual Report and information on the means to vote by Internet are available at www.proxyvote.com
By Order of the Board of Directors
Chris D. Stansbury,
Executive Vice President and
Chief Financial Officer
March 31, 2025

8

About Lumen
Who We Are
We are a networking company with the goal of connecting people, data, and applications quickly, securely and effortlessly. We are unleashing the world's digital potential by providing a broad array of integrated products and services to our domestic and global business customers and our domestic mass markets customers. We operate one of the world’s most interconnected communications networks. Our platform empowers our customers to swiftly adjust digital programs to meet immediate demands, create efficiencies, accelerate market access and reduce costs, which allows our customers to rapidly evolve their IT programs to address dynamic changes.

Financial Strength: 2024 Results

$13.1B Total Revenue

79% from Business ($10.4 billion revenue)	21% from Mass Markets ($2.7 billion revenue)

$3.9B Adj. EBITDA	1.1M Fiber Broadband Customers

Our Brands and Assets

163,000 On-Net buildings	340,000 fiber route miles

4.2M fiber broadband- enabled locations	17.8M other broadband- enabled locations
Recent Key Business Highlights

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

About Lumen
See Appendix A for definitions of terms used above, a reconciliation of our non-GAAP metrics used above to GAAP measures, and a description of our special items. For more complete information on Lumen and our recent performance, see the remainder of this proxy statement, including Appendix B.

What’s new for 2024 and 2025?

•Each of Michelle J. Goldberg and Stephen McMillan, nominated for election to our Board for the first time
•Christoper Capossela, appointed to the Board and its Human Resources and Compensation and Audit Committees in 2024
•Diankha Linear, appointed to the Board and its Nominating and Corporate Governance and Risk and Security Committees in 2024

•Mid-year changes to the metrics and targets for our 2024 short- and long-term incentive programs to maintain alignment of our incentive awards with our new strategic direction following the transactions summarized in the “Recent Key Business Highlights” chart above
•Continued with the refreshment of our senior leadership team

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Proxy Voting Roadmap

ITEM 1 Election of Directors	▶ See page 15

The Board unanimously recommends a vote FOR each nominee

Our Board collectively possesses a wide array of skills, experiences, and perspectives that we believe strengthen its ability to fulfill its oversight roles in creating and maintaining long-term sustainable shareholder value.
Each year, the Board reviews the skills necessary to effectively discharge its oversight responsibilities. We strive to maintain a well-rounded Board with comprehensive experience. Below please find information about our nominees.
Board Nominee Composition*

INDEPENDENT

Stephen McMillan
Age: 54
Director Since: *Nominated for 2025*
Committee Membership: Human Resources and Compensation Committee; Nominating and Corporate Governance Committee

Quincy L. Allen
Age: 65
Director Since: 2021
Committee Membership: Nominating and Corporate Governance Committee; Human Resources and Compensation Committee (Chair)

Martha Helena Béjar
Age: 62
Director Since: 2016
Committee Membership: Human Resources and Compensation Committee; Nominating and Corporate Governance Committee (Chair)

Christopher Capossela
Age: 55
Director Since: 2024
Committee Membership: Audit Committee; Human Resources and Compensation Committee

Kevin P. Chilton
Age: 70
Director Since: 2017
Committee Membership: Audit Committee; Risk and Security Committee (Chair)

James Fowler
Age: 53
Director Since: 2023
Committee Membership: Audit Committee; Risk and Security Committee

T. Michael Glenn
Chairman of the Board
Age: 69
Director Since: 2017
Committee Membership: Human Resources and Compensation Committee

Michelle J. Goldberg
Age: 55
Director Since: *Nominated for 2025*
Committee Membership: Audit Committee; Risk and Security Committee

Kate Johnson
Age: 57
Director Since: 2022
Committee Membership: None

Hal Stanley Jones
Age: 72
Director Since: 2020
Committee Membership: Audit Committee (Chair); Risk and Security Committee

Diankha Linear
Age: 51
Director Since: 2024
Committee Membership: Nominating and Corporate Governance Committee; Risk and Security Committee

*    The information about Board committees reflects their anticipated membership and leadership following the 2025 annual meeting assuming both Ms. Goldberg and Mr. McMillan are elected.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Proxy Voting Roadmap
Board Nominee Demographics

Age	Tenure

in 50s	in 60s	in 70s

new nominees for 2025

mid-range (<5 years)

longer-term (6-10 years)
Board Nominee Skills

Skills

	Sales and Marketing	7/11	Industry	3/11	Global Business	9/11

	M&A	5/11	Digital Transformation	6/11	Technology & Innovation	8/11

	Strategy	11/11	Governance & Stakeholder Alignment	6/11	Finance	5/11

	HR	4/11	Risk Management/Cybersecurity	6/11

Strategic skills enhanced in the past 5 years (including skills of two new director nominees)

Sales & Marketing	Global Business	Digital Transformation

Technology & Innovation	Finance	Risk Management/Cybersecurity

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Proxy Voting Roadmap

ITEM 2 Ratify KPMG as Our 2025 Independent Auditor	▶ See page 46

KPMG is an independent firm that provides us with significant industry and financial reporting expertise at reasonable fees. The Audit Committee annually evaluates KPMG and determined that its retention continues to be in the best interests of Lumen and its shareholders.

The Board unanimously recommends a vote FOR this proposal

ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares	▶ See page 50

Similar to last year, the Board is once again recommending that our shareholders grant us discretionary authority to amend our Articles of Incorporation to (1) effect a reverse stock split on the terms and conditions described herein and (2) proportionately reduce our authorized Common Shares, which would be effected if and only if the reverse stock split is both approved and implemented. Specifically, we are proposing that our Chief Executive Officer and Chief Financial Officer, in consultation with the Board, have the discretion to select the reverse stock split ratio from within a range between and including one-for-two (1:2) shares and one-for-fifteen (1:15) shares, rather than proposing a specific fixed ratio at this time.

The Board unanimously recommends a vote FOR this proposal

ITEMS 4A, 4B, 4C and 4D Approval of Technical Amendments to Articles of Incorporation	▶ See page 56

The Board is recommending that our shareholders approve technical amendments of our Articles of Incorporation to align with requirements of the current Louisiana Business Corporation Act and to make certain other updates.

The Board unanimously recommends a vote FOR these proposals

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Proxy Voting Roadmap

ITEM 5 Advisory Vote on Executive Compensation—“Say-On-Pay”		▶ See page 60

Pay and Performance Alignment

•Executive compensation targeted at the 50th percentile of peers and aligned with short- and long-term business goals and strategy. The chart below represents our executive officers’ average target total compensation for 2024.

	■	Base Salary As with most companies, base salary is annual fixed cash compensation that provides competitively set and stable income to our executives.

	■	Short-Term Incentive (STI) STI bonus is annual variable cash compensation based on the achievement of annual performance measures.

■
Time-Based Restricted Stock (TBRS)
Our grants of TBRS are 40% of the total annual LTI award that vests over three years from the date of grant. TBRS are intended to align our executives’ and shareholders’ interests by focusing on the long-term value of our Common Shares.

The Board unanimously recommends a vote FOR this proposal	■
Performance-Based Long-Term Cash (PLTC)
Our grants of PLTC are 60% of the total annual LTI award that cliff vest three years from date of grant, based on the level of achievement against pre-established performance measures for two-equally weighted metrics over a three-year performance period.

ITEM 6 Shareholder Proposal Regarding Simple Majority Vote	▶ See page 135

We have received a shareholder proposal requesting that our Board take steps to provide for simple majority voting on all matters submitted to shareholders for a vote.
The Board has determined to refrain from making a voting recommendation with respect to this shareholder proposal.

The Board makes NO RECOMMENDATION regarding this proposal

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ITEM 1 Election of Directors

Lumen’s mission is to ignite business growth by connecting people, data, and applications—quickly, securely, and effortlessly. We believe that strong corporate governance is key to achieving our mission.
Following the NCG Committee’s recommendation, the Board of Directors has nominated each of the 11 nominees below for a one-year term expiring at our 2026 annual meeting of shareholders or until his or her successor is duly elected and qualified. All of the nominees were elected to the Board at the 2024 annual meeting with the exception of Christopher Capossela (who was appointed to our Board in October 2024) and each of Michelle Goldberg and Stephen McMillan (who have been nominated for election by shareholders for the first time at the 2025 annual meeting).
To be elected, each of the 11 nominees must receive an affirmative vote of a majority of the votes cast in the director’s election. Any director failing to receive a majority of votes cast must promptly tender his or her resignation, which will be addressed by us in the manner described in our Bylaws.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each nominee. Abstentions and uninstructed shares are not counted as votes cast, and therefore will not affect the outcome of the vote with respect to any nominee.

Director Nominees
See “Board of Director and Governance—Our Director Nominees” for information about each of the 11 nominees for election to our Board.

The Board unanimously recommends a vote FOR each of the director nominees

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Skills and Relevance to Lumen’s Strategy
Lumen’s NCG Committee uses a skills matrix as part of the Board’s annual evaluation, succession planning and director nomination process. The goal is to ensure our director nominees collectively possess the relevant skills and backgrounds for the Board to effectively discharge its responsibilities. The skills listed in this matrix only indicate the most prominent skills that our Board relies upon. This matrix is not a comprehensive reflection of the wide variety of skills that our director nominees possess and routinely contribute to Lumen.

Board Nominee Skills Matrix

Sales & Marketing Experience with Deep Customer Focus Experience growing sales and market share with deep focus on customer needs, and leveraging AI, and cloud-based platforms
Industry Experience Experience working in the telecommunications and technology sectors
Global Business Experience Broad leadership experience with multinational companies or in international markets
M&A Experience Experience navigating growth opportunities, assessing “build or buy” decisions, analyzing strategic transactions and negotiating complex transactions
Digital Transformation Experience driving and implementing digital transformation enterprise-wide with a focus on simplification, AI and automation
Technology & Innovation Deep experience working in technology, managing technological change, driving innovation, anticipating technology trends, and creating new business models
Strategy Proven success in developing and implementing strategic plans to help achieve long-term objectives while ensuring alignment between strategy and execution

Governance & Stakeholder Alignment Experience
Proven experience in balancing the interests of all stakeholders, while driving operational effectiveness, transparent decision-making, and ethical standards

Finance Expertise Significant expertise in corporate finance or financial accounting, with strong understanding of financial statements, cost structures, and operational metrics

HR Transformational Leadership Experience
Deep experience and insight into workforce management, compensation design, culture, developing talent, succession planning, with the goal of driving long-term growth

Risk Management/Cybersecurity Knowledge
Knowledge of the evolving landscape of data security, information technology, and enterprise risk management programs and the ability to oversee data privacy, compliance, and cybersecurity frameworks, ensuring that operations are secure, ethical, and aligned with regulatory requirements

Tenure	4	9	1	7	1	7	0	2	5	1	0

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Board of Directors and Governance
Refreshment
Our NCG Committee reviews Board and committee refreshment at least once a year as part of its regular evaluation process. Our Board periodically receives recommendations from the NCG Committee about possible changes designed to staff the Board and its committees with individuals who have the skills, experiences, perspectives, and backgrounds necessary to make meaningful contributions to shaping and implementing Lumen’s business strategies. To align with Lumen’s transformation, the NCG Committee has adopted an evergreen approach to board refreshment. As such, the ongoing search for candidates whose skills are aligned to the evolving strategic direction of the Company could result in the addition of new board members or the resignation of then-current board members prior to next annual meeting.
Over the past year, the NCG Committee and Board considered a wide range of factors in assessing the composition of the Board and its current and long-term needs, including:
•essential skill sets for driving technology transformation and overseeing our development and execution of business strategies that advance our evolution into a digital-first company which delivers a simpler, more intuitive, and enhanced customer experience;
•balancing fresh, new perspectives and experiences with institutional knowledge; and
•our stakeholders’ input on important elements of Board composition.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Recent Board Changes
We have made a concerted effort over the past several years to align our Board with Lumen’s strategic goals. As discussed further below, four of our 11 nominees have been newly-selected by us over the past 13 months. These four nominees were chosen following a process conducted with the assistance of a nationally-recognized independent search firm, which identified 244 potential candidates, 16 of which were interviewed by Lumen.

Additions					For your consideration at the 2025 annual meeting are two new director nominees—Michelle J. Goldberg and Stephen McMillan.

Quincy L. Allen	Kate Johnson	James Fowler	Diankha Linear	Christopher Capossela	Michelle J. Goldberg	Stephen McMillan
Effective February 25, 2021, we added Quincy L. Allen to the Board. Among other reasons, Mr. Allen was selected for his depth of experience in the technology services industry, including as IBM's go-to-market leader of cognitive process services and chief marketing officer for IBM Cloud.

In November 2022, Kate Johnson, who was newly our President and CEO, joined the Board. Among other reasons, Ms. Johnson was selected as CEO (and a member of our Board) for her experience as a technology executive leading digital and business transformations while driving growth.

Effective August 7, 2023, we added James Fowler to the Board. Among other reasons, Mr. Fowler was selected for his experience as an innovation and digital transformation advocate, with more than 25 years of experience in technology leadership roles for Fortune 100 companies, and serving as Executive Vice Chief Technology Officer of Nationwide Insurance.

Effective February 21, 2024, we added Diankha Linear to the Board. Among other reasons, Ms. Linear was selected for her broad range of experience across technology, military leadership, logistics, and retail, including as President and CEO of Community, a technology startup that disrupts the market for how brands interact with their customers.

Effective October 29, 2024, we added Christopher Capossela to the Board. Among other reasons, Mr. Capossela was selected for his experience serving as the Chief Marketing Officer of Microsoft, where he led global marketing across the consumer and commercial businesses, overseeing product marketing, business planning, digital direct sales and retail partner sales.

Among other reasons, Ms. Goldberg is being nominated for her experience as a seasoned public company board member and transformation strategist, with over 20 years of leadership spanning technology, enterprise, financial services, and consumer sectors.

Among other reasons, Mr. McMillan is being nominated for his experience as a global technology executive and public company CEO, with a proven track record in transformation, financial growth, and operational excellence.

2021	2022	2023	2024	2025

Departures				At the 2025 annual meeting, the following three current Lumen directors will retire from the Board:
Virginia Boulet	Jeffrey K. Storey	W. Bruce Hanks	Michael Roberts	Peter C. Brown	Steven T. Clontz	Laurie Siegel
At the 2021 annual meeting, Virginia Boulet retired from the Board after 26 years or service	In November 2022, our former President and CEO Jeffrey K. Storey retired from the Board.	At the 2023 annual meeting, W. Bruce Hanks retired from the Board after 31 years of service	At the 2024 annual meeting, Michael Roberts, retired from the Board, after 13 years of service	Mr. Brown has served as a director since 2009	Mr. “Terry” Clontz has served as a director since 2017	Ms. Siegel has served as a director since 2009
We remain actively focused on taking additional steps designed to ensure that our Board continues to be staffed with a collection of individuals then meeting our objectives. For additional information on our processes for selecting Board nominees, see “—How Our Board is Evaluated and Selected.”

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Board of Directors and Governance
Our Director Nominees
The first item for consideration at the meeting will be the election of the 11 nominees listed below. The information about each Board committee reflects its anticipated membership and leadership following the 2025 annual meeting assuming both Ms. Goldberg and Mr. McMillan are elected.

Quincy L. Allen INDEPENDENT 65 years old Director since: 2021 Committees: HRC (Chair), NCG Skills:
Experience
Quincy L. Allen has over 35 years of leadership experience in the technology services industry.
IBM Corporation, a publicly traded multinational technology company
•Go-To-Market Leader of Cognitive Process Services and Chief Marketing Officer for IBM Cloud (2015 to 2018)
Unisys Corporation, a publicly traded global information technology company
•Chief Marketing and Strategy Officer (2012 to 2015)
Vertis Communications, a direct marketing and advertising company
•Chief Executive Officer (2009 to 2010)

Xerox Corporation, a publicly traded global provider of digital print technology and related solutions (1982-2009)
•President of the Global Services and Strategic Marketing Group
•President of Production Systems Group
Other Public Company Directorships
•ABM Industries, Inc. (since 2021) (member of Audit and Stakeholder and Enterprise Risk Committees)
•Office Depot (since 2020) (member of Audit and Corporate Governance & Nominating Committees)

Martha Helena Béjar INDEPENDENT 62 years old Director since: 2016 Committees: HRC, NCG (Chair) Skills:
Experience
Martha Helena Béjar brings decades of leadership experience in technology, telecommunications, private equity, and corporate governance.
DaGrosa Capital Partners LLC, a private equity firm
•Senior Partner/Advisor (2022 to present)
Red Bison Advisory Group, LLC, which provides business advisory services
•Co-founder and principal (2012 to 2019)
Unium, Inc., a Wi-Fi technology provider
•Chief Executive Officer (2016 to 2018)
Flow Mobile, Inc., a broadband wireless company
•Chief Executive Officer (2012 to 2015)
Infocrossing, Inc., a U.S.-based cloud services affiliate of Wipro Limited
•Chief Executive Officer and Chairperson (2011 to 2012)
Wipro’s Information Technology Services affiliate
•President of Worldwide Sales and Operations (2009 to 2011)

Microsoft Corporation, a publicly traded multinational technology conglomerate
•Corporate Vice President for the communications sector (2007 to 2009)
Other
•Prior to 2007, Ms. Béjar held diverse executive sales, operations, engineering and R&D positions at Nortel and Bellcore/Bellsouth/AT&T.
Other Public Company Directorships
•Commvault Systems (since 2018) (chair of Nominations and Governance Committee and member of the Audit Committee)
•Quadient SA (formerly Neopost) (2019 to June 2025) (chair of Nominating/Governance and Compensation Committees)
•Sportsman’s Warehouse Holdings, Inc. (since 2019) (chair of Nominating and Governance Committee and member of Audit Committee)
Previous Public Company Directorships
•Mitel Networks Corporation
•Polycom, Inc.

A	Audit	HRC	Human Resources and Compensation	NCG	Nominating and Corporate Governance	RS	Risk and Security

Sales & Marketing	Industry	Global Business	M&A	Digital Transformation	Technology & Innovation

Strategy	Governance & Stakeholder Alignment	Finance	HR	Risk Management/Cybersecurity

19
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance

Christopher Capossela INDEPENDENT 55 years old Director since: 2024 Committees: A, HRC Skills:
Experience
Christopher Capossela is a senior executive in the technology industry with more than 30 years of experience working at Microsoft, where he spent the last ten years of his career as its Executive Vice President and Chief Marketing Officer.
Microsoft, a publicly traded multinational technology conglomerate (1991 to 2023)
•Executive Vice President and Chief Marketing Officer
•Corporate Vice President, Consumer Channels Group
•Chief Marketing Officer
•Corporate Vice President, Office Marketing
Other Public Company Directorships •None

Kevin P. Chilton INDEPENDENT 70 years old Director since: 2017 Committees: A, RS (Chair) Skills:
Experience
Kevin P. Chilton is retired from the U.S. Air Force as a four-star general and contributes considerable cybersecurity, risk management and scientific leadership experience to our Board.
Chilton & Associates, LLC, a consulting company
•President (2011-present)
34-year military career
•Commander, U.S. Strategic Command (2007 to 2011), overseeing the U.S. Department of Defense’s nuclear, space and cyberspace operations
•Commander, U.S. Air Force, Space Command (2006 to 2007)
•NASA astronaut (1987 to 1996), including three space shuttle flights
•Deputy Program Manager of the International Space Station (1996 to 1998)
Other Public Company Directorships •None Previous Public Company Directorships •Anadarko Petroleum Corporation •AeroJet Rocketdyne •Orbital ATK, Inc. •Orbital Sciences Corporation

A	Audit	HRC	Human Resources and Compensation	NCG	Nominating and Corporate Governance	RS	Risk and Security

Sales & Marketing	Industry	Global Business	M&A	Digital Transformation	Technology & Innovation

Strategy	Governance & Stakeholder Alignment	Finance	HR	Risk Management/Cybersecurity

20

Board of Directors and Governance

James Fowler INDEPENDENT 53 years old Director since: 2023 Committees: A, RS Skills:
Experience
James Fowler has more than 25 years of leadership experience driving leading digital technology innovation at two Fortune 100 companies.
Nationwide Mutual Insurance Company, a group of large U.S. insurance and financial services companies
•Chief Technology Officer (2018 to present)
General Electric, a publicly traded multinational conglomerate
•Group Chief Information Officer (2015 to 2018)
•Business Unit Chief Information Officer (2003 to 2015)
•Business Unit Six Sigma Blackbelt and Infrastructure Architect (2000 to 2003)

Accenture, a multinational professional services company
•Technology Manager (1996 to 2000)
AT&T, a publicly traded multinational telecommunications holding company
•Systems Analyst (1993 to 1996)
Other Public Company Directorships
•None

T. Michael Glenn INDEPENDENT 69 years old Chairman of the Board Director since: 2017 Committees: HRC Skills:
Experience
T. Michael Glenn’s executive leadership roles bring significant market development, customer, communications, strategic development and operational experience to our Board.
FedEx Corp., a publicly traded multinational company specializing in transportation, e-commerce, and business services (1981 to 2016)
•President and Chief Executive Officer of FedEx Corporate Services and a member of its five-person Executive Committee responsible for developing and implementing strategic business activities

•Executive Vice President of Market Development and Corporate Communications
•Senior Vice President, Worldwide Marketing, Customer Service and Corporate Communications for FedEx Express
Oak Hill Capital Partners, a private equity firm (2017 to 2020)
•Senior Advisor
Other Public Company Directorships
•Pentair PLC (since 2017) (chair of Compensation Committee)

A	Audit	HRC	Human Resources and Compensation	NCG	Nominating and Corporate Governance	RS	Risk and Security

Sales & Marketing	Industry	Global Business	M&A	Digital Transformation	Technology & Innovation

Strategy	Governance & Stakeholder Alignment	Finance	HR	Risk Management/Cybersecurity

21
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance

Michelle J. Goldberg INDEPENDENT 55 years old Director since: Nominated for 2025 Committees: A, RS Skills:
Experience
Michelle J. Goldberg is a seasoned board director and transformation strategist with over 20 years of experience in early-stage technology businesses, finance, and governance.
Ignition Partners, Venture Capital, an early-stage venture capitalist firm investing in technology sectors (2000 to 2023)
•Partner
•Principal
Other
•Prior to 2000, Ms. Goldberg was a consultant to financial institutions and Microsoft and an investment banker in middle market mergers and acquisitions

Other Public Company Directorships
•Bakkt Holdings, Inc. (since 2021) (chair of Audit and Risk Committee and member of Governance and Nominations Committee)
Previous Public Company Directorships
•Legg Mason
•Taubman Centers, Inc.
•Plum Creek Timber Company, Inc.

Kate Johnson 57 years old Director since: 2022 Committees: None Skills:
Experience
Kate Johnson is a seasoned technology innovator with a proven track record of driving business transformation success at several Fortune 100 companies.
Lumen
•President and Chief Executive Officer (November 2022 to present)
Microsoft Corporation, a publicly traded multinational technology conglomerate
•President of Microsoft U.S., a division of Microsoft Corporation (2017 to 2021)
GE, a publicly traded multinational conglomerate
•Executive Vice President and Chief Commercial Officer, GE Digital (2016 to 2017)
•Chief Executive Officer, GE Intelligent Platforms Software (2015 to 2016)
•Vice President and Chief Commercial Officer (2013 to 2015)

Oracle, a publicly traded multinational technology company
•Senior Vice President for North America Technology and Government Consulting (2007 to 2013)
Red Hat, a publicly traded provider of enterprise open-source software products
•Vice President of Global Services and Strategic Accounts (2004 to 2007)
Other Public Company Directorships
•United Parcel Service (since 2020) (member of Nominating and Corporate Governance and Risk Committees)

A	Audit	HRC	Human Resources and Compensation	NCG	Nominating and Corporate Governance	RS	Risk and Security

Sales & Marketing	Industry	Global Business	M&A	Digital Transformation	Technology & Innovation

Strategy	Governance & Stakeholder Alignment	Finance	HR	Risk Management/Cybersecurity

22

Board of Directors and Governance

Hal Stanley Jones INDEPENDENT 72 years old Director since: 2020 Committees: A (Chair), RS Skills:
Experience
Hal Stanley Jones brings significant financial, public accounting and controls experience to our Board.
Graham Holdings (formerly known as the Washington Post Company), a publicly traded diversified conglomerate holding company
•Chief Financial Officer (2009 to 2017)
•Held various senior level positions at The Washington Post Company (1989 to 2008)
Kaplan Professional, a subsidiary of The Washington Post
•Chief Executive Officer and President (2007 to 2008)

PricewaterhouseCoopers, a multinational professional services brand of firms
•Certified Public Accountant (1977 to 1988)
Other Public Company Directorships
•Playa Hotels and Resorts, N.V. (since 2013; it became publicly traded in 2017) (member of Audit Committee and Compensation Committee)

Diankha Linear INDEPENDENT 51 years old Director since: 2024 Committees: NCG, RS Skills:
Experience
Diankha Linear is a senior executive and proven operator with more than 20 years of experience leading across highly regulated technology, logistics, and retail industries.
Community, Inc., a technology startup that uses SMS to help brands engage with their customer at scale
•President & Chief Executive Officer (2021 to 2024)
Convoy, Inc., an American technology and logistics company
•General Counsel & Corporate Secretary (2017 to 2021)
Nordstrom, a publicly traded American luxury specialty fashion retailer
•Senior Director, Legal (2013 to 2017)

Expeditors International of Washington, a publicly traded global logistics company
•Director, Legal (2008 to 2013)
16-year military career (1991 to 2007)
•US Army Reserve—Paratrooper/Airborne, Logistics & Transportation
•Civil Affairs—Special Operations Forces Unit
•Judge Advocate General (JAG) Officer
Other Public Company Directorships
•None

A	Audit	HRC	Human Resources and Compensation	NCG	Nominating and Corporate Governance	RS	Risk and Security

Sales & Marketing	Industry	Global Business	M&A	Digital Transformation	Technology & Innovation

Strategy	Governance & Stakeholder Alignment	Finance	HR	Risk Management/Cybersecurity

23
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance

Stephen McMillan INDEPENDENT 54 years old Director since: Nominated for 2025 Committees: HRC, NCG Skills:
Experience
Stephen McMillan is a visionary leader with a proven track record in driving global strategy, transforming organizations, and leading a top big data company, while championing value-based sales and developing high-performance teams.
Teradata Corporation, a publicly-traded cloud and hybrid data and analytics company that provides a platform and services for enterprise analytics, including AI
•President and Chief Executive Officer (2020 to present)
F5, Inc., a publicly-traded transnational technology company specializing in security, cloud management, fraud prevention, and network performance
•Executive Vice President of Global Services (2017 to 2020)

Oracle Corporation, a publicly-traded multinational technology company
•Senior Vice President, Customer Success and Managed Cloud Services (2015 to 2017)
•Senior Vice President, Managed Cloud Services (2012-2015)
IBM Corporation, a publicly-traded multinational technology company
•Vice President, IBM Strategic Outsourcing (2009 to 2012)
•Held various increasingly senior leadership positions domestically and abroad focused on global managed services, consulting, and information technology (1993 to 2009)
Other Public Company Directorships
•Teradata Corporation (since 2020)

A	Audit	HRC	Human Resources and Compensation	NCG	Nominating and Corporate Governance	RS	Risk and Security

Sales & Marketing	Industry	Global Business	M&A	Digital Transformation	Technology & Innovation

Strategy	Governance & Stakeholder Alignment	Finance	HR	Risk Management/Cybersecurity

24

Board of Directors and Governance
How Our Board is Evaluated and Selected
Evaluations
Our NCG Committee leads an annual evaluation of our Board, its members, and committees, and the Board periodically assesses whether it has the skills, processes, structure, and policies necessary to effectively attain its goals and fulfill its responsibilities. While the NCG Committee’s formal evaluation is conducted on an annual basis, directors share their perspectives and suggestions throughout the year. The NCG Committee uses this ongoing and annual feedback when considering Board composition, Board refreshment, and other governance issues, as well as in connection with nominating directors to be elected to the Board. The NCG Committee periodically engages nationally-recognized firms to assist it with the design and implementation of its director evaluation and selection processes.

1	Questionnaires Each director completes a detailed questionnaire
Topics covered include, among others:
•Assessment of Board and committee composition, including size and mix of skills and tenure
•Assessment of allocation of responsibilities among the Board and its committees and their respective fulfillment of those responsibilities
•Assessment of Board and committee meeting procedures
•Assessment of supporting resources, including from our SLT

2	Interviews, Readout, and Discussion The Chairman meets with each director The Board reviews and discusses the results
•The Chairman of the Board meets with each director individually to obtain his or her assessment of the performance of the Board, its committees, and each director
•The responses to the questionnaires and input from the discussions are collected and compiled into a comprehensive report, highlighting key themes, strengths, and areas for improvement
•The compiled results are presented to the entire Board during a dedicated executive session. This readout includes a summary of the findings, notable trends, and any significant discrepancies in responses
•Board members engage in an open and constructive discussion about the results. They analyze the feedback, share perspectives, and identify specific actions to address any identified issues

3	Action Items These evaluations have consistently enabled us to refine our governance practices
Over the past several years, this evaluation process has consistently found that the Board and committees are operating effectively, while also enabling us to continually refine the way the Board and its committees operate, including:
•Adjusting the size and composition of the Board to address the evolving strategic priorities of the Company
•Rotating committee memberships and chairs to ensure fresh perspectives and leadership
•Ensuring committee chairs have ample time to review agendas and committee members have sufficient time to review materials in advance of meetings

25
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Nomination Process

1	Succession Planning

The NCG Committee meets with the CEO regularly to discuss the Company’s long-term strategy and what skills, if any, are missing from the Board to best complement that strategy and to otherwise discuss the composition of the Board.

2	Identification of Potential New Directors

In the event of an open seat or perceived skill gap, the NCG Committee engages in a search process, which typically includes the use of a nationally-recognized independent search firm. The NCG Committee, the Chairman of the Board, the CEO, and the search firm, if any, will put together a candidate profile to identify the skills, experience, and background that best align with the Company’s strategy and the Board’s current needs. In connection with reviewing the Board’s needs, the NCG Committee typically assesses succession planning issues to ensure that the Board and its committees will continue to possess collectively a comprehensive and diverse set of skills, experiences, perspectives, and backgrounds following planned retirements and committee chair rotations. The resulting candidate profile is shared with the full Board and our Chief People Officer. The NCG Committee then considers any suggestions provided by them and the search firm, if any, and endeavors to create a pool of potential candidates that best fit the profile. The NCG Committee also reviews candidates suggested by our shareholders who comply with our Bylaws. We identified Messrs. Capossela and McMillan through the professional network of our senior leadership team and Mses. Goldberg and Linear through the professional network of our non-management directors, through processes augmented by services provided by a nationally-recognized search firm.

3	Assessing Potential New Directors

The NCG Committee forms a search committee that is comprised of the Chairman of the Board, the HRCC and NCG Committee chairs, and the CEO, who will seek to interview the candidates in the pool. Candidates are initially interviewed remotely or in person by the search committee members. Those who pass this stage are interviewed by the NCG Committee members in person. Additionally, other Board members can participate in the interview process if they desire.

4	Decision and Nomination

The NCG Committee evaluates any potential director candidates the committee has interviewed to determine which, if any, are the right choice in the context of the needs of the Board at that time. This analysis is also done at least annually with respect to each current director.
The NCG Committee assesses each director candidate based on the individual’s independence, character, judgment, and talent and endeavors to assemble a Board that has a comprehensive and diverse set of skills, experiences, perspectives, and backgrounds in the context of the needs of the Board at that time. The NCG Committee may, but has not formally chosen to, establish additional qualifications. Potential conflicts and “overboarding” are also evaluated, and no director may serve on more than three other unaffiliated public company boards, unless this prohibition is waived by the Board. We target average director tenure of no more than 10 years and set a goal of all Board members (except our CEO) being independent. It is also the Board’s general sense that, in the absence of compelling reasons to the contrary, as a guideline, a director should not stand for election if he or she will have attained the age of 75 or if his or her service on the Board will have exceeded 15 years, in either case at any time during the calendar year of the next annual meeting of shareholders.
The NCG Committee recommends selected candidates to the full Board for approval.

26

Board of Directors and Governance

5	Appointment or Nomination

Following Board approval, the director candidates are either immediately appointed to the Board to serve until the next annual meeting or nominated to stand for election by shareholders at that next annual meeting.
A shareholder or group of up to 10 shareholders owning 3% or more of Lumen’s outstanding Common Shares continuously for at least three years can nominate director candidates constituting up to 20% of the Board and include these nominations in our annual meeting proxy materials.

6	Ongoing Assessment

The NCG Committee continuously assesses the composition of the Board to maintain alignment with the Company’s evolving corporate strategy. This includes a periodic review of each director’s independence, character, judgment, and talent; the directors’ collective set of skills, experiences, perspectives and backgrounds in the context of the needs of the Board at that time; the relative benefits of Board refreshment and organizational knowledge; and the results of previous shareholder votes. This could result in the addition of new directors or the resignation of then-current directors prior to the next annual meeting. The NCG Committee and the Board also evaluate the effectiveness of these nominating processes and procedures on a periodic basis.

Orientation and Education
New directors participate in an orientation program that familiarizes them with the Company’s business, operations, strategies, culture, and corporate governance practices to assist them in developing industry knowledge to optimize their service on the Board. This includes meetings with the chairs of the Board committees they have joined and members of our SLT to expedite their ability to effectively and fully discharge their responsibilities. New directors are also assigned a director “buddy” to provide guidance and help them integrate smoothly into the Board.
We encourage our directors to participate in continuing education programs focused on our business and industry, their committee roles and responsibilities and the legal and ethical responsibilities of directors. We reimburse our directors for the costs of these programs. We also provide continuing director education during Board and committee meetings and other Board discussions. From time to time, these include presentations from third parties.
Additionally, we encourage our directors to participate in nationally recognized governance organizations, including the National Association of Corporate Directors.

Over the course of 2024, members of our Board collectively attended over 70 hours of continuing education webinars and seminars covering an extensive list of topics, including those ranging from board committee effectiveness, cybersecurity, and human capital management to SOX controls.

27
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Independence and Board Committee-Related Determinations
Prior to the nomination of candidates for election to the Board at each annual meeting, the Board evaluates and affirmatively determines each director nominee’s independence using the standards required by the SEC, NYSE, and our Corporate Governance Guidelines. In addition, committee members are subject to any additional independence or other requirements that may be required by the committee’s charter, the SEC, or NYSE. This is also done in advance of any appointment of a new director by the Board. All such determinations are supported by a detailed questionnaire completed by each candidate that solicits information about relationships that could have an impact on his or her independence. Our management delivers reports on those relationships to the NCG Committee. The NCG Committee evaluates those reports and considers all other known factors which could influence a nominee’s independence, including transactions and relationships between the Company or affiliates and our directors, executive officers, their immediate family members, or an entity in which any of them have a significant interest. The NCG Committee chair, in turn, reports on these independence evaluations to the Board.
In early 2025, the Board reviewed all relationships between the Company and each current director and director nominee and affirmatively determined that each is independent other than our CEO, Ms. Johnson. The Board also determined that each of the current members of the HRCC, each additional director who served on the HRCC for any part of 2024, and Mr. McMillan (who is expected to be appointed to the HRCC if he is elected at the annual meeting), satisfies the heightened independence and other qualification requirements applicable to members of that committee, as set forth in the committee’s charter, SEC rules, or the NYSE listing standards. Further, the Board determined that (1) each director who is currently a member of the Audit Committee, each additional director who served on the Audit Committee for any part of 2024, and Ms. Goldberg (who is expected to be appointed to the Audit Committee if she is elected at the annual meeting), satisfies the heightened independence and other qualification requirements applicable to members of that committee, as set forth in the committee’s charter, SEC rules, or the NYSE listing standards, including the financial literacy requirements of the NYSE listing standards and (2) each of Messrs. Allen, Brown, Jones, Capossela, Chilton and Fowler is an audit committee financial expert within the meaning of SEC rules.

28

Board of Directors and Governance
How Our Board is Organized
Board Leadership Structure

T. Michael Glenn Chairman of the Board
Responsibilities of Chairman of the Board
•Presides over meetings of the Board and at each meeting of the independent directors
•Oversees the management, development, and functioning of the Board
•Acts as the Board’s principal intermediary with senior management between meetings
•Represents the Board in stakeholder communications as needed
•In consultation with the CEO, plans and organizes the activities of the Board and the schedule for Board meetings
•In consultation with the CEO, establishes the agendas for Board meetings
•Provides direction to the CEO on the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly
•Ensures that all orders, policies, and resolutions of the Board are carried out
•Presides over shareholder meetings
•Performs any additional duties the Board may identify

The NCG Committee periodically reviews the Board’s leadership structure and, when appropriate, recommends changes, taking into consideration the needs of the Board and the Company at the time. Since 2009, we have elected a non-executive chairman.
We believe that separation of the Chairman and CEO positions has functioned effectively over the past several years. Separating these positions has allowed our CEO to have primary responsibility for the operational leadership and strategic direction of our business, while allowing our Chairman to lead the Board in its fundamental role of providing guidance to and separate oversight of management.
Mr. Glenn has served as Lumen’s independent, non-executive Chairman since May 2020. Mr. Glenn’s extensive experience developing and implementing strategic business activities makes him uniquely qualified to lead the Board as Lumen executes its strategic plan for growth.
It is the sense of the Board that the Chairman of the Board should rotate approximately every five years, although the Board may elect to extend the service of any chairperson should they decide it is in our best interest to do so.

29
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Board Committees
Each of our four standing Board committees supports the full Board with various risk management, governance, and strategic responsibilities. Below is a description of each committee’s key responsibilities, along with a summary of the key topics routinely covered by each committee throughout the year. Each committee also considers other topics relevant to its areas of responsibility, as it deems necessary or advisable. Additional information about the responsibilities of our committees is available in the committees’ respective charters, which can be obtained on our website: www.lumen.com/en-us/about/governance.html.
Also set forth below is information about the membership and leadership of each standing Board committee, in each case as we plan to have in place following the 2025 annual meeting if both Ms. Goldberg and Mr. McMillan are elected, highlighting any changes, or expected changes, since January 1, 2024. It is the sense of the Board that the chairs of our committees should rotate approximately every five years, although the NCG Committee may elect to extend the service of any chairperson should they decide it is in our best interest to do so.

Audit Committee* Meetings in 2024: 9 2024 Meeting Attendance: 98%
	Jones	Capossela	Chilton	Fowler	Goldberg

* Each of Messrs. Jones, Capossela, Chilton, and Fowler is an “audit committee financial expert”	Additions October 2024: Christopher Capossela May 2025: Michelle J. Goldberg	Departures October 2024: Quincy L. Allen May 2025: Peter C. Brown

Key Responsibilities

•Oversees the Company’s system of financial reporting
•Assesses our major financial risks, including matters potentially impacting financial reporting, with management, our internal auditors and our independent auditors
•Monitors the qualifications, independence and performance of Lumen’s independent auditors

•Assists the Board in fulfilling its oversight responsibilities relating to the adequacy and effectiveness of
–our internal controls over financial reporting,
–our internal controls regarding information technology security and
–our disclosure controls and procedures
See “Audit Committee Report” below for additional information

Q1	•Prior Year Financial Statements Review •Related Party Transactions Review •KPMG Quarterly Report •Proxy Statement Disclosure Review	•Internal Audit/SOX Quarterly Report •Pension Accounting and Reporting Annual Update •Litigation Quarterly Update •Tax Report

Q2	•Q1 Financial Statements Review •KPMG Quarterly Report •Internal Audit/SOX Quarterly Report	•Litigation Quarterly Update •Treasury Report

Q3	•Q2 Financial Statements Review •KPMG Quarterly Report •Internal Audit/SOX Quarterly Report	•Litigation Quarterly Update •Debt Covenant Compliance Update •Committee Self-Evaluation

Q4	•Q3 Financial Statements Review •KPMG Quarterly Report •Internal Audit/SOX Quarterly Report	•Litigation Quarterly Update •Tax Legislative Update •Committee Charter Review

30

Board of Directors and Governance

Human Resources and Compensation Committee Meetings in 2024: 6 2024 Meeting Attendance: 100%
	Allen	Béjar	Capossela	Glenn	McMillan

Additions October 2024: Christopher Capossela May 2025: Quincy Allen as Chair; Stephen McMillan	Departures May 2024: Michael J. Roberts May 2025: Steven T. Clontz and Laurie A. Siegel

Key Responsibilities

•Establishes executive compensation strategy •Oversees design and administration of equity incentive plans •Approves compensation of senior officers •Oversees human capital strategy
•Oversees, in consultation with management, our compliance with regulations governing executive and director compensation
•Monitors compensation, labor relations, and workforce risk
See “CD&A” below for additional information.

Q1
•Approval of Payouts for (1) Prior Year STI and (2) LTI with Performance Periods Ended on December 31 of the Prior Year
•Discussion of Performance for Outstanding LTI Programs
•Approval of New STI and LTI Design and Targets
•Approval of Yearly Delegated Authority Under LTI Program
•Senior Officer Performance Assessments •Approval of Yearly Compensation of Senior Officers •Proxy Statement Disclosure Review •Prior Year Shareholder Engagement Review •Quarterly Human Capital Update

Q2	•Discussion of Q1 Performance for STI and Outstanding LTI Programs •Approval of Outside Director Compensation •Proxy Advisor Reports and Executive Pay Developments Review	•Employee Engagement Survey Results Review •Change of Control Agreements Review •Shareholder Engagement Review •Quarterly Human Capital Update

Q3	•Discussion of Q2 Performance for STI and Outstanding LTI Programs •Compensation Peer Group Approval	•Yearly LTI Design and Targets Review •Quarterly Human Capital Update •Committee Self-Evaluation

Q4	•Discussion of Q3 Performance for STI and Outstanding LTI Programs •Approval of TSR Peer Group	•Approval of Amendments to STI and LTI Plans •Quarterly Human Capital Update •Committee Charter Review

31
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance

Nominating and Corporate Governance Committee Meetings in 2024: 4 2024 Meeting Attendance: 100%
	Béjar	Allen	Linear	McMillan

Additions February 2024: Diankha Linear October 2024: Quincy L. Allen May 2025: Stephen McMillan	Departures May 2024: Michael J. Roberts May 2025: Steven T. Clontz and Laurie A. Siegel

Key Responsibilities

•Evaluates Board and committee composition and director independence
•Recommends director candidates to full Board
•Onboards new directors
•Oversees director continuing education
•Leads annual Board and Committee evaluations
•Leads CEO succession planning
•Oversees CEO’s annual performance evaluation
•Recommends officers to the Board

•Assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the Company’s Board leadership structure and corporate governance matters
•Oversees the development and implementation of our environmental, social, and corporate governance strategies
•Recommends improvements to our governance principles, policies, and practices
•Reviews political contributions reporting and approves budget

Q1	•Director Independence and Committee-Related Determinations •Board and Committee Composition, Refreshment, and Succession Planning Discussion •Recommend Slate of Directors for Annual Meeting	•Proxy Statement Disclosure Review •Director Orientation and Education Program Review •Political Contributions Budget Approval •Quarterly Review of Corporate Responsibility Developments

Q2	•Shareholder Engagement Update •Annual Meeting Update	•Approval of Officer and Committee Composition •Quarterly Review of Corporate Responsibility Developments

Q3	•Quarterly Review of Corporate Responsibility Developments •Approval of Board and Committee Self-Evaluation Process •Committee Self-Evaluation	•Proxy Season Review •Shareholder Engagement Planning and Review •Director Education Program Review

Q4	•Shareholder Engagement and Themes Report •Board and Committee Self-Evaluation Outcome Report	•Quarterly Review of Corporate Responsibility Developments •Charter and Corporate Governance Guidelines Review

32

Board of Directors and Governance

Risk and Security Committee Meetings in 2024: 4 2024 Meeting Attendance: 100%
	Chilton	Fowler	Goldberg	Jones	Linear

Additions May 2025: Michelle J. Goldberg	Departures May 2025: Peter C. Brown

Key Responsibilities

•Assists the Board in fulfilling its oversight responsibilities with respect to, among others:
–risks posed by cyberattacks or other casualty events
–risks related to network reliability, privacy, and regulations
–other key enterprise or operational risks as jointly determined by the Committee and management
–insurance program reviews
•Oversees our classified activities and facilities through a subcommittee

•Oversees our corporate ethics and compliance and enterprise risk management (“ERM”) programs and activities
•Receives periodic reports on various risk exposures, including quarterly reports on cybersecurity, which typically include reports on recent cyber intrusions, mitigation steps taken in response to those intrusions and ongoing cybersecurity initiatives, and periodic reports from outside consultants regarding cyber security
•Coordinates risk oversight functions of other Board committees

Q1	•ERM Quarterly Update and Deep Dive •Topical Risk Review •Quarterly Cybersecurity Review	•Corporate Ethics and Compliance Quarterly Review

Q2	•ERM Quarterly Update •Topical Risk Review •Cybersecurity Quarterly Review •Regulatory Compliance Update	•Business Continuity Management Report •Corporate Ethics and Compliance Quarterly Review

Q3	•ERM Quarterly Update •Topical Risk Review •Cybersecurity Quarterly Review	•Privacy Update •Corporate Ethics and Compliance Quarterly Review •Committee Self-Evaluation

Q4	•ERM Quarterly Update •Topical Risk Review •Cybersecurity Quarterly Review	•Corporate Ethics and Compliance Quarterly Review •Insurance Programs / Environmental Health and Safety Review •Committee Charter Review

33
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Director Meeting Attendance
Directors are expected to attend all Board meetings, meetings of committees on which they serve, and the annual shareholders meeting. All then-current directors attended our 2024 annual meeting. During 2024 there were 28 total meetings of the full Board and its standing committees, consisting of four regular and one special meeting of the Board and 22 standing, and one special, committee meeting. During 2024, our independent directors met in executive session on a quarterly basis, led by our Chairman. Each director attended more than 90% of the total number of both the 2024 Board and the respective committee meetings on which he or she then served.
Our Board’s Responsibilities

“In 2024, our Board focused a great deal of attention on debt restructuring, strategic initiatives, succession planning, Company culture, and shareholder engagement efforts. Our Board Chair and HRCC and NCG Committee chairs also devoted considerable time towards evaluating our Board’s composition and identifying future candidates for service with the right balance of skills, experiences, perspectives, and backgrounds that best align with the Company’s strategy. A special search committee of the Board, consisting of our Board Chair, the HRCC and NGC Committee chairs, and our CEO, was responsible for identifying Lumen’s two newest directors, Diankha Linear and Christopher Capossela, who joined in 2024. This committee also selected Michelle J. Goldberg and Stephen McMillan, who have been newly nominated for election to our Board at the 2025 annual meeting.”
Martha Helena Béjar
Nominating and Corporate Governance Committee Chair

Our Board and its committees collectively oversee our business and management’s development and implementation of our strategies through regular meetings and communications with Lumen’s executive team. We believe our governance policies and practices provide a transparent framework for effective governance and compliance with SEC and NYSE requirements. The Board continually reviews our governance practices for alignment with best practices and stakeholder interests and acts to enhance our ability to oversee the execution of strategies that drive value for Lumen, our customers, employees and shareholders. Our Corporate Governance Guidelines, along with other governance documents, including our Code of Conduct, Bylaws, and committee charters, are available on our website: www.lumen.com/en-us/about/governance.html.

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Board of Directors and Governance
Key Responsibilities of The Board
In addition to the responsibilities handled by its committees and its general oversight of the Company’s performance, the Board believes its key responsibilities include:

Oversight of Strategy	Oversight of Risk	Stakeholder Engagement	Succession Planning	Oversight of Environmental, Social, and Corporate Governance

•Our Board regularly engages in active discussions with management to formulate and implement appropriate strategies for the Company and each of its business segments
•In addition to regular Board and committee meetings, the Board participates in an annual in-depth dedicated review of the Company’s overall strategy with our management team
	•The Board, along with its committees, reviews and oversees Lumen’s risk management processes •The Board also works with management to assess our key short- and long- term risks and mitigation efforts	•Members of the Board, along with members of management, engage on a year-round basis with holders of our equity and debt securities, as well as, from time to time, proxy advisory firms	•The Board oversees succession planning for members of our senior leadership team, including the CEO, and reviews the strengths and development areas of certain members of our senior leadership team
•The Board strives to set an appropriate “tone at the top” and is otherwise engaged in developing a positive corporate culture
•The Board and the NCG Committee, in conjunction with designated management teams, periodically evaluate our corporate responsibility programs and seek to identify meaningful opportunities to enhance our programs

Shareholder Engagement
The Board believes that input from shareholders is a critical component in our efforts to continually enhance our governance practices and maximize long-term shareholder value. As illustrated below, members of management or the Board engage on a year-round basis with holders of our equity and debt securities, as well as, from time to time, proxy advisory firms, and third-party rating firms.

FALL •Regular outreach focused on our shareholders’ views regarding corporate governance, executive compensation, and sustainability •Investor feedback shared with directors •ESG Report published	WINTER •Additional targeted outreach •10-K filed •Governance and compensation decisions incorporate fall feedback
SPRING
•Proxy statement filed
•Regular outreach to largest investors and, from time to time, proxy advisory firms to discuss significant items to be considered at the annual meeting
•Hold annual meeting and report results

SUMMER
•Additional targeted outreach
•Review results from most recent annual meeting with Board
•Review proxy season trends with Board
•Investor feedback shared with directors
•Evaluate practices in light of business priorities, corporate governance trends, best practices and regulatory developments

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
By the Numbers: Shareholder Engagement in 2024

Reached out to Top 30 shareholders, currently representing over 60% of shares outstanding	Our NCG Committee Chair regularly participated in meetings with shareholders
These efforts complement management’s outreach through participation by our CEO, CFO, and other senior leaders in investor conferences in the U.S. and abroad, and through regular investor dialogue conducted by our Investor Relations department.

In 2024, our Investor Relations department had over 650 unique investor engagements. We believe these Investor Relations-led engagements help build strong relationships and goodwill with the analyst and investor community. Although not part of this proxy statement, some of our investor presentations are made available in the Investor Events section of Lumen’s corporate website at ir.lumen.com.

Board Responsiveness
Our Board is committed to constructive engagement and dialogue with our investors. We regularly evaluate and respond to the views expressed by our equity and debt holders. This dialogue has led to enhancements in our corporate governance, sustainability, and executive compensation practices that the Board believes are in the best interests of Lumen and our shareholders.

2024 Shareholder Engagement Team	•NCG Committee Chair •Senior Vice President, Investor Relations •Vice President, Engagement & Community •Head of ESG	•Senior Vice President, Total Rewards •Vice President, Executive Compensation •Senior Vice President, Governance & Securities

Topics Discussed	•Pay-for-performance alignment •Recalibration of incentive programs •Board composition and refreshment •Corporate culture •Leadership team transition	•Risk management •Cybersecurity •Capital allocation and growth strategy •Governance practices •Corporate responsibility and climate risk

What We Learned
•Investors were interested in learning more about Lumen’s growth strategy, long-term strategic plan, and capital allocation
•Investors were interested in learning more about Lumen’s cultural transformation
•Investors were interested in learning more about the mid-year changes we made to our short-term and long-term incentive programs

•Investors were interested in learning more about how Lumen manages risk, including cyber- and sustainability-related risks
•Investors were interested in learning more about the transition in our SLT
•Investors expressed their views on the current and future composition of the Board
•Investors expressed their views on certain governance policies and practices

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Board of Directors and Governance
Actions taken in past five years in response to specific shareholder feedback or voting guidelines published by our shareholders or proxy advisors include:
•Refreshed Board with seven new directors since 2021 (including our CEO and assuming the election of our two new nominees), with three additional directors retiring at the 2025 annual meeting, resulting in a turnover of 64% since 2021
•Significantly reduced average Board tenure from seven years following the 2021 annual meeting to three years following the 2025 annual meeting (including our CEO and assuming the election of our two new nominees)
•LTI—returned to three-year performance period and added Relative TSR performance metric in 2020
•LTI—replaced cumulative adjusted EBITDA with cumulative Free Cash Flow metric in 2024, eliminating overlap with adjusted EBITDA in our STI plan
•Increased disclosure with respect to:
–Board composition
–Cyber security/data privacy
–Use, and governance of, AI
–Human capital management
–Corporate responsibility initiatives
–Incentive design rationale
–Rigorous goal setting process
–LTI governance and oversight
•Fully disclosed rationale for mid-year recalibration for our 2024 STI and LTI programs
•No changes to 2021 compensation program design—despite COVID-19 pandemic
Communications to the Board
Communication with shareholders and other interested parties is an important part of the governance process. Any shareholder, debtholder or other stakeholder who wishes to contact the Board, the Chairman or any Director can send correspondence to:
Mail: P.O. Box 5061, Monroe, Louisiana 71211
Email: boardinquiries@lumen.com
Stakeholders can also contact the Audit Committee directly by sending written correspondence to P.O. Box 4363, Monroe, Louisiana 71211.
Long-Term Strategic Planning
To ensure that our business strategies create long-term, sustainable value for our shareholders, our Board regularly engages in active discussions with management to formulate and implement appropriate strategies for the Company and each of its business segments. The Board and management routinely discuss key initiatives, potentially transformative technologies, innovation, culture, and corporate governance opportunities focused on driving long-term value. During 2024, this collaboration targeted (1) developing new revenue streams; (2) enhancing and scaling capabilities to establish market leadership; (3) managing costs primarily through digitizing and automating our operations; (4) maximizing cash and encouraging customer migrations to our growth products; (5) strengthening our balance sheet; and (6) increasing margins through select price increases. In addition to regular Board and committee meetings, which include presentations and discussions of strategic and tactical initiatives, the Board participates in an annual in-depth dedicated review of the Company’s overall strategy with our management team. The Board and our management team discuss the industry and competitive landscapes, short and long-term plans, capital allocation strategies, and other mission-critical topics.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
CEO and Executive Succession Planning
The Board and management recognize the importance of continuously developing our executive talent, identifying potential outside candidates, and preparing for emergency situations. As such, our Board conducts a formal review of our CEO succession plan on an annual basis. In turn, our CEO regularly conducts talent reviews that include succession plans for our senior leadership positions. Both our Board and CEO are committed to a comprehensive and proactive approach to succession planning, which includes:
•viewing succession planning as an ongoing process, not an “event”;
•developing a succession plan for different scenarios (emergency, accelerated, and orderly);
•linking succession planning to strategy by creating a CEO profile that focuses on what is most needed to lead Lumen now and in the future;
•understanding the external market of CEO-ready talent and regularly update this understanding and benchmark data;
•assessing the readiness of current key Lumen executives to assume the CEO and other top positions and Lumen’s plans and timeframes for addressing any gaps in readiness; and
•ensuring that key Lumen executives have clear and actionable development plans, including detailed coaching, and establish a regular and transparent process for leadership and the Board to track progress against development goals as needed.
Our Leadership Transition
•During 2019, we began the refreshment of our leadership team, including the approval of a succession plan for our then-current CEO and, with the assistance of an independent consulting firm, the identification of potential replacement CEO candidates.
•Our CEO and CFO transitions were completed in 2022, with Ms. Johnson succeeding Jeffery K. Storey on November 7, 2022 and Mr. Stansbury succeeding Neel Dev on April 4, 2022.
•During 2023, we added six of the members of our SLT, including our Chief Revenue Officer, Ashley Haynes-Gaspar.
•During 2024, our Chief Technology and Product Officer, David Ward, joined the Company. Messrs. Ho and Lakshmanan also joined us in 2024 and subsequently departed.

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Board of Directors and Governance
CEO Evaluation Process
Our Board, primarily through its NCG Committee, conducts an annual evaluation of our CEO to ensure alignment among our strategic objectives, her operational performance, and her leadership effectiveness. This process is designed to provide structured and constructive feedback, promote accountability, and support continuous leadership development.

1	Establishing Key Performance Metrics
•At the beginning of each year, the NCG Committee, in consultation with HRCC and the Board, establishes key goals against which our CEO will be measured for the year, including (1) quantitative goals (such as those measuring operational efficiency and strategic execution) and (2) qualitative factors (such as those relating to leadership, culture, and stakeholder engagement)
•While there may be overlap among them, these goals are separate from the financial performance metrics and individual goals used by the HRCC to determine our CEO’s incentive compensation payouts, which are described elsewhere herein

2	Evaluating Performance
•Following the completion of each year, the CEO is evaluated with respect to her prior year performance
–Board Questionnaire—The NCG Committee administers a structured questionnaire to Board members, allowing each to assess the CEO’s performance
–CEO Self-Evaluation—The CEO completes a self-assessment to provide personal insight into her performance, including challenges and accomplishments
•The NGC Committee evaluates her performance in relation to the quantitative and qualitative goals set at the beginning of the year, incorporating board feedback and CEO input, and consolidates the feedback into a comprehensive assessment

3	Finalizing Feedback & Review
•The consolidated results of the evaluation are promptly shared with the CEO and the Board
•The NCG Committee considers the CEO’s past performance in establishing the key goals against which she will be measured for the ensuing year
•The HRCC considers the CEO’s performance in connection with determining (1) the individual performance modifier component of her short-term incentive plan payout for the prior year and (2) whether to modify any element of her total compensation package for the upcoming year

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
Risk Oversight

BOARD OF DIRECTORS

Audit Committee	Risk and Security Committee	Human Resources and Compensation Committee	Nominating and Corporate Governance Committee

•Internal Controls over Financial Reporting (Quarterly)
•Risk Factors included in periodic reports (Annual with Quarterly Reviews)
•Debt Covenant Compliance Risk (Annually)
•Investment Risk related to Treasury Activities (As Needed)
	•Enterprise Risk Management (Quarterly) •Cybersecurity (Quarterly) •Ethics and Compliance (Quarterly) •Data Privacy (Biannually) •Regulatory (Annually) •AI (As Needed)	•Executive Compensation (Quarterly) •Human Capital Strategy (Quarterly) •Workforce-related Risks (Quarterly) •Risks Arising from Compensation Policies and Practices (Annually)	•Environmental, Social, and Corporate Governance (Quarterly) •Political Contributions (Annually) •Independence of Directors and Board Committees (Annually)

MANAGEMENT

•Under our ERM program, management develops a response plan for prioritized risks, including our cyber incident response playbook. Management also develops plans for monitoring and mitigating identified key risks.
•Management provides regular reports on our key risks and risk mitigation strategies to the Risk and Security Committee and assists other Committees in monitoring the risks for which they are responsible.

ENTERPRISE RISK MANAGEMENT (ERM) PROGRAM

Assess
•The ERM process involves an annual enterprise risks assessment based around 40 key financial, compliance, operational, and strategic risks facing the Company identified by our SLT. The assessment process is facilitated by our Internal Audit team in collaboration with the Ethics & Compliance group within our Legal department and involves interviews with executives across business functions, and consideration of other factors such as the external environmental and the history of previous issues which could indicate a relatively higher or lower risk in a particular area.
•The results of the assessment are presented by our Internal Audit team to the SLT, the Audit Committee, and the Risk and Security Committee in order to define the most critical risks which the Board and management believe warrant more detailed and frequent monitoring throughout the year.
•Our Internal Audit team also uses the results of this Enterprise Risk Assessment to determine key focus areas within the Internal Audit plan for the upcoming year and performs a quarterly update to the risk assessment to identify any changes potentially requiring a response from our Board or Internal Audit team.

Monitor
•For each of the critical ERM risks we identify executive risk owners who are responsible for defining key risk indicators, metrics, and targets to indicate how effectively the respective risk is being managed.
•On an annual basis each risk owner presents a deep-dive assessment to the Risk & Security Committee explaining their quantitative measures, goals, and plans for the upcoming year.
•On a quarterly basis, our Internal Audit team works with each executive risk owner to update these indicators, identify any divergence from goals, and note actions taken and planned. The risk owners assign specific performance scores to indicate their overall assessment of their management of that risk. The resulting dashboard and detail for these ERM risks is presented to the Risk & Security Committee at each quarterly meeting.
•Each Committee regularly reports to the full Board regarding its risk oversight functions.

Align
•The results of our annual Enterprise Risk Assessment are compared to the charters of, and agendas for meetings of, the Board Committees to ensure alignment between the Company’s assessment and coverage by the Board and its Committees of the key risks. In addition, the Risk Factors disclosed in the Company’s annual reports on Form 10-K are reviewed against the results of our annual Enterprise Risk Assessment to ensure alignment between the Company’s assessment and external disclosures. We believe this combination of annual and quarterly review by the Board Committees, along with the ability of the Board to call upon our executive risk owners at any time, allows the Board to effectively exercise its oversight function over key risks to Lumen.

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Board of Directors and Governance

Oversight of Cybersecurity Risks
As a technology and communications company that transmits large amounts of information over our global networks, maintaining the security and integrity of information and systems under our control is a priority among our operational risk management efforts. We view cybersecurity risk as an enterprise-wide risk, subject to control and monitoring at various levels of management throughout the Company. The Risk and Security Committee and its Chair review quarterly cybersecurity program updates on topics such as:
•the cybersecurity program maturity;
•risk assessments from our Information Security, Privacy, and Internal Audit groups with respect to cybersecurity, including the adequacy and effectiveness of the Company’s internal controls regarding cybersecurity;
•incident updates;
•emerging cybersecurity developments and threats; and
•the Company’s strategy to mitigate cybersecurity risks, such as incident response strategy in the event of security incidents or other system disruptions and cyber insurance coverage.
To assess and mitigate cybersecurity risk, we have implemented a global information security management program that includes administrative, technical, and physical safeguards and we periodically engage both internal and external auditors and consultants to assess and enhance our program, all of which is subject to oversight by, and reporting to, the Risk and Security Committee. We engage independent external auditors and consultants who are fully accredited under various information security standards, including those administered by the International Organization for Standardization and the PCI Security Council. Since 2021, Lumen has maintained a Technology Security and Privacy Council. Its meetings are co-chaired by Lumen’s Chief Security Officer, Chief Privacy Officer, and Chief Information Officer, who provide organization level updates and also invite other presenters to provide updates on emerging threats and other topical issues. For additional information, see our most recent annual report on Form 10-K.

Oversight of Data Privacy Risks
We manage data privacy risks using the American Institute of Certificate Public Accountants (AICPA) Privacy Management Framework. This includes systematic evaluations of our privacy policies, compliance with regulatory requirements, and the proactive implementation of measures to mitigate potential threats. Further, the Risk and Security Committee regularly receives reports on data privacy protection efforts and controls across the enterprise. These efforts are intended to the safeguarding of our customers', employees', and partners' sensitive information sensitive information and reinforce our commitment to maintaining their trust.

Oversight of Artificial Intelligence-Related Risks	Our Risk and Security Committee has primary responsibility for assisting the Board in its oversight of the Company’s governance of AI and related risks. The Risk and Security Committee receives regular updates on our AI strategy, risk, and responsible deployment and such topics of review include business value and potential risks. To assess and mitigate AI-related risk, we use the National Institute of Standards and Technology (NIST) AI Risk Management Framework (AI RMF). Since 2024, Lumen has maintained an AI Advisory Board that meets regularly to review proposed AI initiatives and evaluate data privacy and security concerns, including with respect to the proposed use of AI within the Company to streamline processes, assist employees, and create efficiencies. The Company also maintains an AI Executive Board led by Lumen’s Chief Technology and Product Officer to which the Advisory Board may escalate issues. The Company is committed to ethical AI principles. To assist with this commitment, in 2024 the Company deployed an AI training program with multiple different sessions based on the given employee’s prior knowledge base.

Oversight of Political Contributions
Our Board and NCG Committee oversee our corporate political contributions. We strive to advocate public policy solutions that best serve our stakeholders. Our semi-annual Political Contributions Reports provide transparency in this process, demonstrating ethical corporate governance. Specifically, these reports disclose our corporate political contributions and those of our political action committees in accordance with applicable federal and state campaign finance laws, as well as contributions to trade associations and 501(c)(4) organizations. Although not part of this proxy statement, our most recent Political Contributions Reports can be located on our website at www.lumen.com.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance

Oversight of Human Capital Management Risks
Our highly competitive business requires skilled and motivated employees and leaders with the necessary expertise to execute our innovation, transformation, and growth strategies. Developing and retaining top talent is a priority. The Board regularly discusses with management Lumen’s continuous efforts to attract and retain the caliber of employee with the type of knowledge and skills necessary to realize our goals. Both our directors and management set a “tone at the top” through:
•regularly meeting with our most senior human resources executive to discuss culture, talent strategy and leadership development and staying ahead of market trends by identifying early the skills needed for our future;
•developing compensation programs that incentivize employees to pursue goals that align with our strategies and operational imperatives;
•designing strategies to attract a comprehensive range of skills and perspectives; and
•designing strategies to bridge any gaps in our succession plans by cultivating our in-house talent or engaging third parties.

Oversight of Finance Risks
Our Audit Committee is primarily responsible for assisting the Board in its oversight of financial risks. In performing this function, the Audit Committee monitors our capital needs and financing plans and oversees our strategy for managing interest rate and currency risk. The Audit Committee also monitors compliance with debt covenants in our financial instruments, including those that apply to us or our subsidiaries. The Audit Committee also periodically reviews our pension and other postretirement benefit obligations.

Oversight of Other Risks and Information	Our Board committees oversee certain other risks specified in the preceding section “—Board Committees.”

Director Compensation
Overview
The Board believes that each of our non-employee directors (whom we also refer to as outside directors) should be compensated through a mix of cash and equity-based compensation. Our HRCC, consisting entirely of independent directors, has primary responsibility for periodically reviewing and considering any revisions to director compensation.
Set forth below is a summary of how we compensated our outside directors in 2024, all of which was paid in accordance with our Non-Employee Director Compensation Guidelines. This information does not include compensation paid to our current President and CEO Kate Johnson, who does not receive any additional compensation for her service as a director. Please see the “Compensation Tables—Summary Compensation Table” below for details regarding the compensation paid by us to Ms. Johnson during 2024.

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Board of Directors and Governance
Cash and Stock Payments
Each year, with assistance from its independent consultant, the HRCC reviews the market competitiveness of our outside director compensation. We review the total compensation for an “average profile” director for their cash fees (retainer, committee fees, and meeting fees) and equity awards and compare those amounts against director compensation for the “Compensation Benchmarking Peer Group” described on page 108.
In May 2024, following the above-described process and based on input from its independent consultant, the HRCC made no changes to our director compensation, which we determined was near the 50th percentile as compared to our peers.

Annual Outside Director Compensation	Additional Annual Cash Compensation Supplemental Board Fee •Non-Executive Chairman of the Board—$200,000

$100,000
$200,000
Annual Equity Retainer
Annual Cash Retainer

	Audit Committee •Chair—$35,000 •Member—$17,500 Nominating and Corporate Governance Committee •Chair—$30,000 •Member—$15,000	Compensation Committee •Chair—$35,000 •Member—$17,500 Risk and Security Committee •Chair—$30,000 •Member—$15,000

CASH FEES—We pay each outside director an annual cash retainer of $100,000 and additional annual fees to the chairs and members of each of the committees as set forth in the table above.
As also set forth in the table above, we pay an annual supplemental Board fee to our non-executive Chairman of the Board, Mr. Glenn, of $200,000. The Chairman’s duties are set forth principally in our Corporate Governance Guidelines; see “How Our Board is Organized—Board Leadership Structure” for details.
EQUITY GRANT—Each outside director is entitled to an annual equity grant with a target grant value of $200,000, prorated for partial years of service, with the number of shares determined by dividing this target value by the volume-weighted average closing price of our Common Shares over a 15-day trading period ending prior to the grant date. Such awards are granted as time-vested shares of restricted stock or, to the extent a director elects to defer all or a portion of the award under our Non-Employee Directors Deferred Compensation Plan described below, in the form of time-vested restricted stock units. All such awards vest on the one-year anniversary of the date of grant, subject to the director’s continued service through that date, with vesting accelerated in certain circumstances as described in the director’s award agreement. On May 16, 2024, each outside director elected at our 2024 annual meeting was granted time-vested shares of restricted stock or, for the directors who elected to defer all or a portion of such award, time-vested restricted stock units. Further, following their respective appointments, Ms. Linear was granted a prorated award of time-vested shares of restricted stock with a target grant value of $50,000 on February 22, 2024 and Mr. Capossela was granted a prorated award of time-vested shares of restricted stock with a target grant value of $100,000 on October 30, 2024.
Any dividends (or, for restricted stock units, dividend equivalents) on these awards are not paid currently but rather accrue from the grant date through the date of vesting (for restricted stock) or the date of issuance of the underlying shares (for restricted stock units) and are subject to the same vesting terms as the related award. We did not pay dividends on our Common Shares during 2024.
As described in further detail in “Compensation Discussion & Analysis—Stock Ownership Guidelines” each outside director is expected to acquire and maintain a certain level of beneficial ownership in Lumen stock.
EXTRAORDINARY SERVICE FEES—If we request that an outside director perform supplemental responsibilities, the additional time and effort may be eligible for discretionary, supplemental cash or equity compensation. No such compensation was paid for 2024.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Board of Directors and Governance
MAXIMUM ANNUAL COMPENSATION—In no event will the aggregate amount of cash and equity compensation paid to an outside director for a given year exceed $750,000.
2024 Compensation of Outside Directors
Directors’ Compensation

Name	Fees Earned or Paid In Cash	Stock Awards(1)(2)(3)	All Other Compensation	Total
Continuing Directors:
Quincy L. Allen	$134,375	$204,773	$—	$339,148
Martha H. Béjar	$147,500	$204,773	$—	$352,273
Christopher Capossela(4)	$33,750	$104,418	$—	$138,168
Kevin P. Chilton	$147,500	$204,773	$—	$352,273
James Fowler	$132,500	$204,773	$—	$337,273
T. Michael Glenn	$317,500	$204,773	$5,000	$527,273
Hal S. Jones	$150,000	$204,773	$—	$354,773
Diankha Linear(5)	$97,500	$256,249	$—	$353,749
Retiring Directors:(6)
Peter C. Brown	$132,500	$204,773	$—	$337,273
Steven T. “Terry” Clontz	$132,500	$204,773	$—	$337,273
Laurie A. Siegel	$150,000	$204,773	$—	$354,773
Former Director:
Michael J. Roberts(7)	$33,125	$—	$—	$33,125
(1)For fiscal 2024, the HRCC granted an award of restricted shares or restricted stock units to the outside directors as follows: (i) 157,518 on May 16, 2024 to each outside director elected at the 2024 annual meeting, which is equal to $200,000 divided by the volume-weighted average closing price of our Common Shares over the 15-day trading period ending May 15, 2024; (ii) 34,317 on February 22, 2024 to Ms. Linear, which is equal to $50,000 divided by the volume-weighted average closing price of our Common Shares over the 15-day trading period ending February 21, 2024; and (iii) 15,608 on October 30, 2024 to Mr. Capossela, which is equal to $100,000 divided by the volume-weighted average closing price of our Common Shares over the 15-day trading period ending October 29, 2024. However, as required by SEC rules, the dollar value reported in this column reflects the grant date fair value of that award based upon the closing stock price of our Common Shares on the date of grant in accordance with FASB ASC Topic 718. These awards vest on the one-year anniversary of grant date of May 16, 2025, February 22, 2025 and October 30, 2025, respectively, subject to the director’s continued service through that date (with vesting accelerated in certain limited circumstances). See “—Cash and Stock Payments.”
(2)As of December 31, 2024, outside directors held the following unvested equity-based awards: (i) Messes. Béjar and Siegel and Messrs. Brown, Clontz and Fowler each held, 157,518 shares of restricted stock; Mr. Capossela held 15,608 shares of restricted stock; and Ms. Linear held 191,835 shares of restricted stock and (ii) Messrs. Allen, Chilton, Glenn, and Jones each held 157,518 RSUs.
(3)As of December 31, 2024, the following outside directors held the following vested restricted stock units deferred under the Non-Employee Director Deferred Compensation Plan: Mr. Allen—118,655; Ms. Béjar—111,213; Mr. Chilton—110,695; Mr. Glenn—149,800; and Mr. Roberts—14,706. For further information on our directors’ stock ownership, see “Other Matters—Ownership of Executive Officers & Directors,” and for information on certain deferred equity and cash fee arrangements, see “—Non-Qualified Deferred Compensation.”
(4)Christopher Capossela was appointed to the Board in October 2024.
(5)Diankha Linear was appointed to the Board in February 2024.
(6)The terms of Mr. Brown, Mr. Clontz and Ms. Siegel will end in connection with the election of directors at the 2025 annual meeting.
(7)Mr. Roberts’ term ended in connection with the election of directors at the 2024 annual meeting.

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Board of Directors and Governance
Non-Qualified Deferred Compensation
NON-EMPLOYEE DIRECTORS DEFERRED COMPENSATION PLAN—In March 2019, the Board adopted a Non-Employee Director Deferred Compensation Plan for our outside directors. Under this plan, our non-employee directors may elect annually to defer all or any portion of their cash and equity compensation for the following calendar year.
A participant may elect to receive his or her deferred amounts in a lump sum on either a fixed date of his or her choice or upon the occurrence of an event, such as his or her separation from service with the Company (generally, the date on which he or she is no longer a member of the Board). Alternatively, he or she may elect to receive such amounts in two to five equal annual installments on a fixed date or following an event. In any case, all amounts must be paid to the participant by the fifth anniversary of his or her separation from service.
All cash amounts deferred under this plan by non-employee directors are allocated among deemed investments that follow the performance of a broad array of funds and are reflected in the market value of each participant’s account. Distributed amounts will include investment returns in respect of these hypothetical investments, whether positive or negative.
If a non-employee director elects to defer all or a portion of the director’s annual equity award under this plan, as noted above the portion of the award subject to the deferral election will be issued as restricted stock units instead of shares of restricted stock and will settle in shares on a fixed date elected by the director or following a specified event.
Six of our current directors—Ms. Béjar and Linear and Messrs. Allen, Chilton, Glenn, and Jones—have participated in this plan with respect to some or all of their recent awards, and Mr. Roberts participated in the plan through his retirement from the Board on May 15, 2024.
LEGACY QWEST DEFERRED COMPENSATION PLAN—CLOSED TO NEW PARTICIPANTS AND CONTRIBUTIONS—In connection with our 2011 merger with Qwest, we assumed the Qwest Deferred Compensation Plan for Non-Employee Directors. Under this plan, Qwest outside directors could elect to defer all or a portion of their cash directors’ fees, which were then converted to a number of “phantom units” based on the value of a share of Qwest stock, with credit for dividends paid to shareholders “reinvested” in additional phantom units. Plan balances attributable to amounts deferred on or after January 1, 2005, by Qwest directors who joined our Board following the merger were converted, based on the merger exchange ratio, to phantom units based on the value of one of our Common Shares. Other than the crediting and “reinvestment” of dividends for outstanding phantom units, the Company did not make any contributions to, and no additional elective deferrals were permitted under, this plan. During 2024, Michael J. Roberts was the only remaining participant in this plan, and he had a balance of 9,569 phantom units, with an aggregate value of approximately $12,439, as of the 2024 annual meeting, following which he ceased to serve on our Board. Subject to the terms of the plan, Mr. Roberts’ account was distributed as a lump sum in cash following the end of his service as a director.
Other Benefits
Each outside director is entitled to be reimbursed: (1) for expenses incurred in attending Board and committee meetings; (2) for expenses incurred in attending director education programs; and (3) up to $5,000 per year for the cost of an annual physical examination, plus related travel expenses. Our directors may use aircraft provided under the Company’s time-share agreement with NetJets for Company-related business. We supply company-owned tablets to certain of our outside directors for use in reviewing materials posted to a dedicated portal that permits management to communicate with the Board.
Our Bylaws require us to indemnify our directors and officers under certain circumstances in connection with their service to the Company. We have signed agreements with each of those individuals contractually obligating us to provide these indemnification rights. We also provide our directors with customary directors and officers liability insurance.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 2 Ratify KPMG as Our 2025 Independent Auditor

The Audit Committee of the Board has appointed KPMG LLP as our independent auditor for the fiscal year ending December 31, 2025 and we are submitting that appointment to our shareholders for ratification on an advisory basis at the meeting. Although shareholder ratification of KPMG’s appointment is not legally required, we are submitting this matter to the shareholders, as in the past, as a matter of good corporate practice.

If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain KPMG and may appoint that firm or another without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, select a different independent auditor at any time during the year if it determines that such a change would be in the Company’s best interests.
KPMG has advised us that one or more of its partners plan to participate in the meeting. We understand that these representatives will be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
For a discussion of factors the Audit Committee considered in connection with re-appointing KPMG for the 2025 audit, see “—Annual Evaluation and Selection of Independent Auditors.”
Ratification of KPMG’s appointment as our independent auditor for 2025 will require the affirmative vote of a majority of the votes cast on this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal.

The Board recommends that you vote FOR this proposal.

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ITEM 2 Ratify KPMG as Our 2025 Independent Auditor
Annual Evaluation and Selection of Independent Auditors
The Audit Committee annually evaluates the performance of the Company’s independent auditors, including the senior audit engagement team, and determines whether to re-engage the current independent auditors or consider other audit firms. KPMG has served as our independent auditors since 1977. In deciding to re-engage KPMG as the Company’s independent auditors for 2025, the Audit Committee considered a number of factors, including:
•KPMG’s global capabilities;
•KPMG’s technical expertise and knowledge of the Company’s global operations and industry;
•The quality and candor of KPMG’s communications with the Audit Committee and management;
•KPMG’s independence;
•The quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity and professional skepticism;
•External data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on KPMG and its peer firms; and
•The appropriateness of KPMG’s fees, KPMG’s tenure as independent auditors (including the advantages and disadvantages of a relatively long tenure) and the controls and processes in place that help ensure KPMG’s continued independence.
Over the last several years, the Audit Committee has continued to evaluate and balance the benefits of auditor rotation and retention. KPMG's engagement partner for our audit has, on occasion, been rotated more frequently than required. This approach has ensured that we maintain high audit quality while benefiting from fresh perspectives. The factors that the Audit Committee considered that favored the retention of KPMG as the Company’s independent auditors included:
•Enhanced audit quality—KPMG’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices, recent divestiture transactions and internal control over financial reporting enhance audit quality.
•Competitive fees—Because of KPMG’s familiarity with the Company and our industry, audit and other fees are competitive with peer companies.
•Avoid costs associated with a new auditor—Bringing on new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.
Audit and Other Fees
The following table lists the aggregate fees and costs billed to us by KPMG and its affiliates for the 2024 and 2023 services identified below:

Fees	2024	2023
Audit Fees(1)	$13,017,316	$13,077,956
Audit-Related Fees(2)	106,200	92,806
Tax Fees(3)	390,697	297,419
All Other Fees(4)	545,720	157,056
Total Fees	$14,059,933	$13,625,237
(1)Includes the cost of services rendered in connection with (i) auditing our annual consolidated financial statements, (ii) auditing our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, (iii) reviewing our quarterly financial statements, (iv) auditing the financial statements of several of our subsidiaries, (v) statutory audits for certain of our foreign subsidiaries and (vi) consultations regarding accounting standards.
(2)Includes (i) the cost of preparing agreed upon procedures reports and providing general accounting consulting services, for both years, and (ii) audit-related fees from the divestiture of the EMEA business, for 2023.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 2 Ratify KPMG as Our 2025 Independent Auditor
(3)Reflects costs associated with general tax planning, consultation and compliance.
(4)Reflects costs to (i) assess program and project activities related to system implementation, for both years, and (ii) provide observations and recommendations related to a marketing plan and spending solution, for 2024.
The Audit Committee maintains written procedures that require it to annually review and pre-approve the scope of all services to be performed by our independent auditor. This review includes an evaluation of whether the provision of non-audit services by our independent auditor is compatible with maintaining the auditor’s independence in providing audit and audit-related services. The committee’s procedures prohibit the independent auditor from providing any non-audit services unless the service is permitted under applicable law and is pre-approved by the Audit Committee or its Chairman, as applicable. The Chairman is authorized to pre-approve projects if the total anticipated cost of all projects pre-approved by him during any fiscal quarter does not exceed $250,000. The Audit Committee has pre-approved the Company’s independent auditor to provide up to $75,000 per quarter of miscellaneous permitted tax matters that do not constitute discrete and separate projects and are not prohibited under applicable law. The Chairman and the Chief Financial Officer are required periodically to advise the full Committee of the scope and cost of projects pre-approved by the Chairman and the cost of all pre-approved miscellaneous permitted tax matters. Although applicable regulations permit us to waive these pre-approval requirements in certain limited circumstances, the Audit Committee did not use these waiver provisions in either 2023 or 2024.
Audit Committee Report
Our Audit Committee has oversight authority over Lumen’s financial reporting function, including our internal controls over financial reporting (“ICFR”) and our external independent audit process. In carrying out its oversight responsibilities, the Audit Committee:
•monitors management’s responsibility for fairly presenting our financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) by maintaining accurate and reliable financial information through our ICFR processes;
•appoints our independent auditor; and
•regularly communicates with our independent auditor regarding the scope and status of its annual audit of our consolidated financial statements, including our ICFR.
As part of the Audit Committee’s oversight of the Company’s financial statements, the committee reviews and discusses with the Company’s management, and internal and external auditors, management’s key initiatives and programs aimed at maintaining and improving ICFR, the effectiveness of the Company’s internal and disclosure control structure and the scope and adequacy of the Company’s internal auditing program.
The Committee met nine times in 2024, including in separate executive sessions with each of our independent auditor, KPMG, our Chief Financial Officer, and representatives of our Internal Audit group. During 2024, the Committee has reviewed and discussed the Company’s audited financial statements for 2024 with management and discussed with KPMG: (i) those matters required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements; (ii) the written disclosures required by PCAOB regarding the independent auditor’s communications with audit committees concerning independence; (iii) KPMG’s independence and the effects that the provision of non-audit services might have on KPMG’s independence; and (iv) various other matters pertaining to the audit and other matters handled by KPMG. Moreover, the Committee emphasized the continued importance of an environment supporting the integrity of the financial reporting process; oversaw the implementation of new accounting standards and appropriate related internal controls; and coordinated with other committees of the Board to oversee the Company’s risk management function, especially with respect to matters that could impact the Company’s financial results or financial position.

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ITEM 2 Ratify KPMG as Our 2025 Independent Auditor
Among other matters, over the course of the past year, the Committee also:
•reviewed the scope of and overall plans and progress for the annual audit and the internal audit program, including a review of critical accounting estimates and significant unusual transactions;
•reviewed and discussed each quarterly and annual financial statements and related earnings press releases before issuance, including reviewing the Company’s issuance of guidance and use of non-GAAP financial information, the adequacy of disclosures and management’s ICFR report and discussion and analysis;
•discussed our 2024 critical accounting policies with KPMG;
•discussed SEC regulatory changes;
•reviewed the Company’s debt compliance process, including primary debt covenants, debt agreement restrictions, maintenance covenant calculations and liquidity implications;
•received reports on the Company’s goodwill impairment testing;
•received periodic reports pursuant to our policy for the submission of confidential communications from employees and others about accounting, internal controls and auditing matters and conducted certain follow-up inquiries as necessary;
•discussed Company capital allocation, investment, and tax planning strategies;
•reviewed the performance of KPMG and KPMG’s lead engagement partner and planned for the future rotation of the lead engagement partner should KPMG be retained as the Company’s auditor;
•reviewed and discussed the effectiveness of our disclosure controls and procedures;
•received quarterly reports from the head of Internal Audit, including the Company’s work regarding ICFR and met with other members of the Internal Audit group;
•received and discussed reports each quarter on the Company’s significant litigation issues;
•received and evaluated a report concerning the Company’s major financial risks along with the Company’s mitigating actions;
•reviewed the Company’s accounting for income taxes;
•reviewed the Company’s accounting for pension assets and liabilities; and
•received an annual report with regard to any hiring of former employees of KPMG.
Taking all of these reviews and discussions into account and subject to the limitations on the role and responsibilities of the Committee referred to in its charter, the undersigned Committee members recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024.
In addition to the Company’s Corporate Compliance program and Integrity Line, the Audit Committee has established procedures for the receipt and evaluation, on a confidential basis, of any complaints or concerns regarding our accounting, auditing, financial reporting or related matters. To report such matters, please send written correspondence to Audit Committee Chair, c/o P. O. Box 4363, Monroe, Louisiana 71211.
Submitted by the Audit Committee of the Board of Directors as of February 17, 2025.

Hal Stanley Jones (Chair)	Peter C. Brown	Christopher Capossela	Kevin P. Chilton	James Fowler

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares

The Board is recommending again this year that our shareholders grant us discretionary authority to amend our Articles of Incorporation to (1) effect a reverse stock split on the terms and conditions described herein (a “Reverse Stock Split”), and (2) proportionately reduce the number of our authorized Common Shares, if and only if the Reverse Stock Split is both approved and implemented (the “Authorized Shares Reduction”), on the terms and conditions specified below. Attached hereto as Appendix C is the text of the proposed form of Articles of Amendment to our Articles of Incorporation (the “Articles of Amendment”), which reflects the amendments proposed pursuant to this Item 3.
Over the past year, we elected not to exercise the discretionary authority approved at our 2024 annual meeting to implement a reverse stock split on or before May 15, 2025, because we concluded that market conditions over the past year did not warrant doing so. Because this discretionary authority terminates on May 15, 2025, and for other reasons more fully described herein, we are asking that shareholders approve a proposal that is substantially similar to the proposal approved at our 2024 annual meeting.
We are proposing that our Chief Executive Officer and Chief Financial Officer (collectively, the “Authorized Officers”), in consultation with the Board, have the discretion to select a Reverse Stock Split ratio (the “Reverse Split Ratio”) from within a range between and including one-for-two (1:2) shares and one-for-fifteen (1:15) shares, rather than proposing a specific fixed ratio at this time. We believe that enabling the Authorized Officers, in consultation with the Board, to set the Reverse Split Ratio within this stated range will provide us with the flexibility to implement a Reverse Stock Split at a ratio reflecting our then-current assessment of the factors described below under the heading “—Criteria to be Used for Determining Whether to Implement a Reverse Stock Split” and thereby enhance our ability to implement a Reverse Stock Split that maximizes the anticipated benefits for our shareholders. If we decide to implement a Reverse Stock Split and the Authorized Shares Reduction, we will file the Articles of Amendment with the Secretary of State of the State of Louisiana (the “Louisiana Secretary of State”), reflecting the Reverse Split Ratio selected by the Authorized Officers, in consultation with the Board. The Reverse Stock Split and Authorized Shares Reduction would be effective (the “Effective Date”) when the Articles of Amendment are filed with the Louisiana Secretary of State, or such later date chosen by us and set forth in the Articles of Amendment. Except for adjustments resulting from the treatment of fractional share interests as described below, each of our shareholders will hold the same percentage of our outstanding Common Shares immediately following the Reverse Stock Split as such shareholder holds immediately prior to the Reverse Stock Split.
In their sole discretion, the Authorized Officers, in consultation with the Board, will determine whether and when to effectuate a Reverse Stock Split and the Authorized Shares Reduction, if at all. If we do not implement a Reverse Stock Split and the Authorized Shares Reduction prior to the one-year anniversary of the date on which this proposal is approved by the shareholders at the meeting (the “Approval Anniversary Date”), the authority granted by this proposal to implement a Reverse Stock Split and the Authorized Shares Reduction will terminate.
Reasons for a Reverse Stock Split
As discussed in greater detail below, implementing a Reverse Stock Split would reduce the number of our issued and outstanding Common Shares, which we expect, absent other factors, would proportionately increase the per share market price of our Common Shares at the Effective Date. Set forth below are the principal reasons why we believe these changes would benefit the Company and its shareholders if implemented.

50

ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares
To potentially improve the marketability and trading costs of our Common Shares. The primary purpose of implementing a Reverse Stock Split would be to increase the per share market price of our Common Shares. If implemented, we believe the anticipated increase in the per share market price of our Common Shares could improve the marketability and liquidity of our Common Shares and encourage interest and trading in our Common Shares, as described further below.
•Broader Marketability: For various reasons, including stock price volatility, many brokerage firms, institutional investors and funds have internal policies and practices that (1) prohibit them from investing in low-priced stocks, (2) discourage individual brokers from recommending low-priced stocks to their customers, or (3) restrict or limit the ability of customers to purchase such stocks on margin. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. We believe a Reverse Stock Split could increase analyst and broker interest in our Common Shares by avoiding the applicability of these internal policies and practices.
•Lower Trading Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.
To re-scale our capitalization to our current size. The Board believes that, if we implement a Reverse Stock Split, it will bring the number of our outstanding Common Shares into better alignment with companies in our industry with comparable revenue and market capitalization.
To improve perceptions of Lumen. Certain customers, vendors, lenders, employees, and other third parties may perceive companies with low trading prices less favorably than those with higher trading prices. If our implementation of a Reverse Stock Split increases the trading price of our stock, it may counteract any such negative perceptions and increase the willingness of third parties to engage in business with us.
To attain stock exchange listing and administrative cost savings. We expect to realize meaningful savings in stock exchange listing and other administrative fees as a result of the reduction in the number of our outstanding Common Shares, if implemented.
Under applicable law, implementing a Reverse Stock Split does not require us to reduce the total number of our authorized Common Shares. However, we believe that our authorized Common Shares should be proportionately reduced if we implement a Reverse Stock Split. At present, we do not have any plans, arrangements, understandings, or commitments to issue shares in connection with any transactions, including to raise capital, restructure debt, expand our business through acquisitions, or effect a stock split.
Accordingly, for these and other reasons discussed herein, we believe that authorizing the Board to effect a Reverse Stock Split and the Authorized Shares Reduction is in the best interests of the Company and our shareholders.
Criteria to be Used for Determining Whether to Implement a Reverse Stock Split
In connection with determining whether and when to implement a Reverse Stock Split and which Reverse Split Ratio to apply (the “Definitive Reverse Split Ratio”), the Authorized Officers, in consultation with the Board, expect to consider various factors, including:
•the historical trading price and trading volume of our Common Shares;
•the then-prevailing trading price and trading volume of our Common Shares and the expected impact of a Reverse Stock Split on the trading market for our Common Shares in the short- and long-term;
•the number of Common Shares outstanding;
•which Reverse Split Ratio would result in the least administrative cost to us;
•prevailing general market and economic conditions;
•the Company’s results of operations, financial position and prospects;
•input from our various constituents;
•the likely effect on the per share market price of our Common Shares; and
•the continued listing requirements for our Common Shares on the NYSE or other applicable exchanges.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares
Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
We cannot assure you that a Reverse Stock Split would increase our stock price. We expect that a Reverse Stock Split would increase the per share market price of our Common Shares to a level that could attract more investors. However, the effect of a Reverse Stock Split on the per share market price of our Common Shares cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share market price of our Common Shares after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding Common Shares following the Reverse Stock Split, which would cause a reduction in the value of the Company as measured by our market capitalization. In addition, it is also possible that a Reverse Stock Split may not result in a per share market price that would attract increased investor interest in our stock. Although we believe a Reverse Stock Split may enhance the desirability of our Common Shares to certain potential investors, we cannot provide you with any assurances to this effect. Even if we successfully implement a Reverse Stock Split, the market price of our Common Shares may thereafter decrease due to factors unrelated to the Reverse Stock Split, including our results of operations, financial position, or prospects. If a Reverse Stock Split is consummated and the per share market price of our Common Shares declines, the percentage decline as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split.
A Reverse Stock Split may decrease the liquidity of our Common Shares and result in higher transaction costs for “odd lot” positions of less than 100 shares. The liquidity of our Common Shares may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it would likely increase the number of our shareholders who own “odd lots” of fewer than 100 Common Shares. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 or more Common Shares. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and lowering trading costs of our Common Shares described above.
Effects of a Reverse Stock Split
After the Effective Date of any Reverse Stock Split that we elect to implement, each shareholder would own a reduced number of Common Shares. Any such Reverse Stock Split would affect all of our holders of Common Shares uniformly (including shares held by our officers, directors, and employees) and would not affect any shareholder’s percentage ownership interests in the Company, except in each case as a result of the payment of cash in lieu of fractional share interests. Per share voting rights and other rights and preferences of the holders of our Common Shares would not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional share interests) or the Authorized Shares Reduction.
The principal effects of implementing any Reverse Stock Split would be that:
•each 2 to 15 Common Shares (with the actual number depending on the Definitive Reverse Split Ratio), whether restricted or unrestricted, owned by a shareholder on the record date (described further below) would be combined into one Common Share;
•in lieu of receiving a fractional interest in a Common Share as a result of the Reverse Stock Split, the holder of such fractional interest would instead receive cash, as explained more fully below under the heading “—Cash Payment in Lieu of Fractional Interests;”
•the number of our authorized Common Shares will contemporaneously and correspondingly be reduced based upon the Definitive Reverse Split Ratio pursuant to the Authorized Shares Reduction;
•the rights of holders of our restricted stock units, Preferred Shares and preferred share purchase rights would be adjusted based on the Definitive Reverse Split Ratio as follows:
–proportionate adjustments would be made to the number of shares issuable upon the vesting of all then-outstanding restricted stock units;
–the conversion price of our Preferred Shares would be increased;
–the terms and conditions of our outstanding preferred share purchase rights would be adjusted in the manner discussed under the heading “—Effect on NOL Rights Agreement;” and

52

ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares
–we would furnish all requisite notices of these adjustments, make all requisite filings, and make all necessary adjustments in our records of the number of securities reserved for issuance under these instruments;
•any cash due in lieu of any fractional share interests related to the adjustment of our outstanding restricted stock and restricted stock unit awards would remain subject to the vesting conditions applicable to the related equity award and would be paid only if and when the underlying equity award vests; and
•the number of Common Shares then reserved for issuance under our equity incentive plan and any other share limits described in such plan would be reduced proportionately based on the Definitive Reverse Split Ratio.
The following table contains illustrative information, based on share data as of March 19, 2025, intended to show the impacts of implementing a Reverse Stock Split and the Authorized Shares Reduction based on certain hypothetical Reverse Split Ratios (without giving effect to the treatment of fractional share interests):

Potential Scenarios	Number of Common Shares Authorized	Number of Common Shares Issued and Outstanding	Number of Common Shares Reserved for Future Issuance	Number of Common Shares Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	2,200,000,000	1,025,099,348	25,215,479	1,149,685,173
Post-Reverse Stock Split 1:2	1,100,000,000	512,549,674	12,607,740	574,842,587
Post-Reverse Stock Split 1:8	275,000,000	128,137,419	3,151,935	143,710,647
Post-Reverse Stock Split 1:15	146,666,667	68,339,957	1,681,032	76,645,678
Upon implementation of any Reverse Stock Split, our Common Shares would have a new CUSIP number, which is a number used to identify our Common Shares.
Our Common Shares are currently registered under Section 12(b) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split or the Authorized Shares Reduction would not affect the registration of our Common Shares under the Exchange Act. We anticipate that our Common Shares would continue to be listed on the NYSE under the symbol “LUMN” immediately following any Reverse Stock Split.
Effect on NOL Rights Agreement
The Board declared a dividend of one preferred share purchase right (“Right”) for each of our outstanding Common Shares on February 25, 2019, and authorized and directed the issuance of one Right with respect to each of our Common Shares that become outstanding after such date. As provided in our Second Amended and Restated Section 382 Rights Agreement, dated as of November 15, 2023 (the “Rights Agreement”), each Right currently entitles the holder thereof to purchase for $9.00 one ten-thousandth of a share of our Series CC Junior Participating Preferred Shares (the “Series CC Preferred Stock”) in the event an Acquiring Person (as defined in the Rights Agreement) acquires beneficial ownership of 4.9% or more of our outstanding Common Shares. If we implement a Reverse Stock Split, the number of one ten-thousandths of a share of Series CC Preferred Stock thereafter purchasable pursuant to each Right will automatically be proportionately increased in accordance with the terms of the Right Agreement.
Cash Payment In Lieu of Fractional Interests
No fractional interest in a Common Share would be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional share interests to which a shareholder would otherwise be entitled as a result of the Reverse Stock Split, we would pay cash (without interest and subject to any required tax withholdings) equal to such fraction multiplied by the average of the closing sales prices of our Common Shares for the five consecutive trading days immediately preceding the Effective Date (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a shareholder otherwise entitled to a fractional interest in a Common Share will not have any voting, dividend or other rights with respect to such fractional interest, except the right to receive the cash payment described above.

53
2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares
As of March 19, 2025, there were 73,868 shareholders of record of our Common Shares (which, for the sake of clarity, excludes beneficial owners of our Common Shares holding such shares through a bank, broker or other nominee). If the shareholders approve this proposal and we elect to implement a Reverse Stock Split, shareholders owning, prior to the Reverse Stock Split, less than the number of our Common Shares that would thereafter be combined into a single Common Share would no longer be shareholders. For example, if a shareholder held 10 Common Shares immediately prior to the Reverse Stock Split and the Reverse Split Ratio selected by the Board was 1:15, such shareholder would cease to be a shareholder of the Company following the Reverse Stock Split and would not have any voting, dividend, or other rights, except the right to receive the cash payment described above. Based on our shareholders of record as of March 19, 2025, and our Reverse Split Ratio range of 1:2 to 1:15, we expect that cashing out fractional shareholders would reduce the number of shareholders of record by between approximately 4,050 to 32,380 holders.
This reduction in the number of our record shareholders would be incidental to implementing a Reverse Stock Split. We have not proposed this proposal for this purpose, and we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Procedures for Implementing a Reverse Stock Split
If the shareholders approve this proposal and we elect to implement a Reverse Stock Split, we would (1) retain Computershare Trust Company, N.A., our transfer agent (or some other company providing comparable services), to act as our “exchange agent” for the purpose of implementing the split, (2) establish a record date (expected to be immediately prior to the Effective Date) for determining holders whose shares would be combined in connection with the split, (3) file the Articles of Amendment with the Louisiana Secretary of State to implement the Reverse Stock Split and the Authorized Shares Reduction, and (4) administer the split substantially as summarized in this section.
Shareholders of record as of such record date holding all of their Common Shares electronically in book-entry form would have their shares automatically exchanged by the exchange agent and would receive a transaction statement indicating the number of post-split Common Shares they hold after the Reverse Stock Split, along with payment in lieu of any fractional share interests.
Beneficial owners holding Common Shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional share interests than those applied by us for record owners. If you hold your shares through a bank, broker or other nominee and you have questions in this regard, you are encouraged to contact your nominee.
Shareholders of record holding some or all of their Common Shares in certificate form would receive a letter of transmittal from the Company or its exchange agent, as soon as practicable after the Effective Date. The transmittal letter would be accompanied by instructions specifying how the shareholder may exchange their certificates representing the pre-split Common Shares for a statement of holding. Any such holders would be asked to surrender to the exchange agent their certificates representing their pre-split Common Shares. After submitting certificates representing the pre-split Common Shares in this manner, any such shareholder would hold post-Reverse Stock Split Common Shares electronically in book-entry form. This means that, instead of receiving a new stock certificate, any such shareholder would receive a statement of holding that indicates the number of post-Reverse Stock Split Common Shares held by that shareholder in book-entry form. We no longer plan to issue physical stock certificates. If a shareholder is entitled to a payment in lieu of a fractional share interest, the payment will be made as described above under “—Cash Payment In Lieu of Fractional Interests.” Beginning on the Effective Date, each certificate representing pre-split Common Shares would be deemed to evidence ownership of the post-Reverse Stock Split Common Shares. Shareholders would need to surrender their old certificates in order to effect transfers of Common Shares. If an old certificate bears a restrictive legend, the Common Shares in book-entry form would bear the same restrictive legend.
SHAREHOLDERS SHOULD NEITHER DESTROY NOR SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
No Appraisal Rights
Under the Louisiana Business Corporation Act, shareholders will not be entitled to appraisal rights with respect to a Reverse Stock Split or the Authorized Shares Reduction.

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ITEM 3 Approval of a Reverse Stock Split and Related Reduction of Our Authorized Common Shares
Certain U.S. Federal Income Tax Considerations Related to a Reverse Stock Split
The discussion below is only a summary of certain U.S. federal income tax considerations generally applicable to beneficial holders of Common Shares if we implement a Reverse Stock Split and does not purport to be a complete discussion of all possible tax considerations or consequences. This summary addresses only those shareholders who hold their pre-split Common Shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold their post-Reverse Stock Split shares as capital assets.
This discussion does not address all U.S. federal income tax considerations or consequences that could be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, securities dealers, and foreign shareholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions, and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax considerations and consequences under state, local, foreign, and other laws are not addressed herein. Each shareholder should consult his, her or its own tax advisor as to the particular facts and circumstances that could be unique to such shareholder and also as to any estate, gift, state, local or foreign tax considerations arising out of any Reverse Stock Split.
Any Reverse Stock Split implemented by us will qualify as a recapitalization for U.S. federal income tax purposes. As a result:
•shareholders should not recognize any gain or loss as a result of the Reverse Stock Split, except as described below with respect to cash received in lieu of fractional share interests;
•the aggregate basis of a shareholder’s pre-split Common Shares will become the aggregate basis of the Common Shares held by such shareholder immediately after the Reverse Stock Split (excluding any portion of such basis that is allocated to a fractional interest in a Common Share); and
•the holding period of the shares owned immediately after the Reverse Stock Split will include the shareholder’s holding period of the pre-split Common Shares.
A shareholder who receives cash in lieu of a fractional interest in a Common Share should be treated as first receiving such fractional share interest and then receiving cash in redemption of such fractional share interest. A shareholder who receives cash in lieu of a fractional share interest should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share interest and the portion of the shareholder’s adjusted tax basis allocable to the fractional share interest. Such gain or loss generally will be long‐term capital gain or loss if the shareholder’s holding period in its pre‐Reverse Stock Split Common Shares is more than one year as of the Effective Date. The deductibility of net capital losses by individuals and corporations is subject to limitations. Shareholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of a fractional share interest based on their particular circumstances.
A shareholder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest. Shareholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.
THE ABOVE DISCUSSION IS NOT INTENDED TO BE USED BY ANY PERSON, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES. IT HAS BEEN PROVIDED SOLELY IN CONNECTION WITH PROVIDING INFORMATION IN CONNECTION WITH SOLICITING VOTES IN FAVOR OF THIS PROPOSAL.
Required Vote
Approval of this proposal authorizing a Reverse Stock Split and the Authorized Shares Reduction requires the affirmative vote of at least a majority of the votes entitled to be cast on this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the same effect as a vote against this proposal.

The Board recommends that you vote FOR approval of the authorization of a Reverse Stock Split and the Authorized Shares Reduction.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEMS 4A, 4B, 4C and 4D Approval of Technical Amendments to Articles of Incorporation

Effective January 1, 2015, the Louisiana Business Corporation Act (the “LBCA”) superseded its predecessor statute, the Louisiana Business Corporation Law. We have not amended our Articles of Incorporation since 2012, other than amendments necessary to reflect our name change, accommodate our rights plan, and replenish our authorized shares following prior acquisitions. The Board has determined that it is advisable and in the best interests of the Company and its shareholders to implement technical amendments to the Articles of Incorporation to (1) conform them to the LBCA, which is based on the Model Business Corporation Act adopted thus far by 34 states, and (2) make certain other technical updates, as described further below.
Reasons for Technical Amendments
These amendments are designed principally to align our Articles of Incorporation (the “Articles”) with the LBCA. As a result of the adoption of the LBCA and the passage of time, a number of provisions in our existing Articles are no longer applicable, current or relevant. Updating those provisions would assist in conforming our Articles to the LBCA. All of the proposed amendments to our Articles are reflected in proposed amended and restated articles of incorporation attached as Appendix D.
Summary of the Amendments and Effects of the Proposals
We are submitting to the shareholders the following four technical amendments as Items 4A, 4B, 4C and 4D, respectively.
ITEM 4A: Update References to Prior Corporate Statute
The Articles currently include six explicit references to Louisiana’s prior corporate statute that was superseded in 2015. We believe the intent of each such provision is clear, as each provision, in our view, is now governed by a successor provision of the LBCA that has superseded the statutory provision currently cited in the Articles (with the exception of one reference to a repealed statutory provision that we propose to strike). However, to avoid any ambiguity, we propose replacing the superseded statutory references with references to the applicable successor provisions in the LBCA. Appendix D sets forth (1) each of these corrected references, appearing in Articles II, V(D)(6), V(E), VI(A), VI(B) and VII(B), and (2) newly-added references to the LBCA in Article VII, which are intended to clarify that certain specified rights and limitations are now governed by the LBCA.
ITEM 4B: Clarify Manner of Electing Directors
We propose adding a new sentence to Article IV(B) of our Articles affirming that the Company’s directors are elected by majority voting in the manner prescribed by our Bylaws. In 2010, Lumen revised both its Bylaws and Corporate Governance Guidelines to provide that the Company’s directors would be elected by majority voting and revised its Corporate Governance Guidelines to provide that any director not receiving a majority of the vote must promptly tender his or her resignation. This replaced our prior plurality voting standard for the election of directors. Since the LBCA became effective in early 2015, we have been governed by La. R.S. 12:1-728, which states that directors of Louisiana corporations are elected by plurality vote, unless the corporation’s articles of incorporation otherwise provide. A different section of the LBCA, La. R.S. 12:1-1022, provides an alternative governance structure for public companies. Although we believe La. R.S. 12:1-1022 sanctions our use of a majority voting standard for the election of directors pursuant to our Bylaws, we propose re-affirming our commitment to this majority voting standard by adding the above-cited clarification to Article IV(B).

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ITEM 4A, 4B, 4C and 4D Approval of Technical Amendments to Articles of Incorporation
ITEM 4C: Lower the Special Meeting Threshold
As discussed in more detail below, we propose to amend Article VI(B) of our Articles to lower the ownership threshold necessary for shareholders to call a special shareholders’ meeting from a majority of the total voting power to 25%.
Article VI(B) currently provides that shareholders may call a special shareholders’ meeting upon the written request of any shareholder or group of shareholders holding in the aggregate at least a majority of the total voting power. Under Section 702 of the LBCA (La. R.S. 12-1:702) that took effect in early 2015, shareholders of a Louisiana corporation may call a special shareholders’ meeting upon the written request of any shareholder or group of shareholders holding in the aggregate at least 10% of the corporation’s total voting power, provided that the corporation may fix a lower percentage or a higher percentage not exceeding 25%.
In evaluating the appropriate ownership threshold required to request a special shareholders meeting, the Board considered a number of factors, including: (1) the above-described changes to the law governing corporations in Louisiana; (2) the practices of companies that are members of the S&P 500; (3) our current shareholder outreach programs and other corporate governance policies; (4) the substantial Company resources required to convene a special shareholders meeting; and (5) the interests of our shareholders as a whole.
As noted above, the LBCA permits a threshold percentage as high as 25% of the votes entitled to be cast on any matter to be presented for consideration by the shareholders at the applicable special meeting. By lowering the current majority threshold to 25%, the special meeting provision in our Articles would conform to the terms of Section 702 of the LBCA.
Available survey data currently indicates that over 70% of S&P 500 companies offer shareholders the right to call special meetings. Among that select group of S&P 500 companies, over one-third have adopted a 25% ownership threshold to call a special shareholders meeting, making it the most commonly used threshold. We recognize that certain shareholder groups frequently advocate for a 10% threshold, but available survey data suggests that a 10% threshold is uncommon. The Board believes that its proposal to amend Article VI(B) would conform the Company’s requisite ownership threshold for calling a special shareholders’ meeting to the most common practice of large U.S. public companies.
Our Board is firmly committed to maintaining strong and effective corporate governance policies that enable shareholders to voice their views, including our extensive shareholder outreach programs described elsewhere in this proxy statement. But our Board also recognizes that organizing and preparing for a special shareholders meeting requires considerable investment of Company resources and a substantial commitment of time from our senior leadership team, which could impose significant costs, including the costs of preparing and distributing proxy materials, and divert Board and management attention from the oversight and management of our operations. Accordingly, the Board believes that incurring the expense and disruption of a special meeting should be limited to the consideration of those matters deemed by a broad consensus of our shareholders to be of sufficient magnitude to warrant attention in advance of an annual meeting. The Board believes that the proposed 25% threshold strikes the appropriate balance between enabling shareholders to call a special meeting but only when the group of shareholders is sufficiently large to merit the investment of time and expense associated with convening special shareholders meetings.
Based on its consideration of the factors discussed above, the Board believes that a 25% ownership threshold (1) provides a meaningful right to our shareholders with less risk of abuse, (2) is consistent with the common practice among large U.S. public companies, and (3) provides a favorable balance between ensuring the Board’s accountability to shareholders and enabling the Board and management to operate the Company in an effective manner without unnecessary expense and unwarranted disruption.
ITEM 4D: Remove Outmoded Reference to Transition Period
We propose to remove from Article IV(B) all references to our transition to an unstaggered board. Prior to 2012, we maintained a staggered board in which approximately one-third of our directors were elected each year to three-year terms. In 2012, we amended our Articles to provide for annual elections of all directors for one-year terms, beginning with the 2012 annual meeting of shareholders. The current reference in the Articles to the effective date of this change is no longer necessary, and we therefore propose eliminating it.
______________________________

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 4A, 4B, 4C and 4D Approval of Technical Amendments to Articles of Incorporation
The foregoing description of our proposed technical amendments to the Articles is qualified in its entirety by the complete text of all such amendments attached as Appendix D.
Procedures for Implementing Technical Amendments
If the shareholders approve the above-described proposals to amend our Articles, we intend to promptly file with the Louisiana Secretary of State amended and restated articles of incorporation implementing such amendments. The amended and restated articles of incorporation would be effective when filed with the Louisiana Secretary of State. If the shareholders approve less than all of the above-described proposals, the amended and restated articles of incorporation filed by us would reflect only the changes approved.
Under the LBCA, shareholders will not be entitled to appraisal rights with respect to any of these proposals.
Required Vote
Approval of each of Items 4A, 4B, 4C and 4D requires the affirmative vote of at least a majority of the votes entitled to be cast on such proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each proposal. Abstentions will have the same effect as a vote against such proposal. For Items 4B and 4C, uninstructed shares will also have the same effect as a vote against such proposal. Because brokers will have discretionary authority to vote with respect to Items 4A and 4D, we do not expect there to be any uninstructed shares for those proposals.

The Board recommends that you vote FOR approval of each of these technical amendments to our Articles of Incorporation.

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Our Executive Officers
We currently have four executive officers. Biographical information for each of them (other than Ms. Johnson, who also serves as a director and whose biography may be found under “Board of Directors and Governance—Our Director Nominees”) is found below:

Ashley Haynes-Gaspar 47 years old Executive Vice President, Chief Revenue Officer
•Ashley Haynes-Gaspar has served as Lumen’s Chief Revenue Officer since January 2024 and, prior to that, served as our Executive Vice President, Customer Experience Officer, Wholesale & International from January 2023 to January 2024.
•Ms. Haynes-Gaspar has responsibility for our revenue strategy, including driving new sales and revenue streams, building strategic partnerships, and enhancing customer experience.
•Prior to joining Lumen, Ms. Haynes-Gaspar served as the Chief Operating Officer of US Business Applications & Industry at Microsoft, a publicly traded multinational technology conglomerate, from December 2017 until January 2023.
•Before joining Microsoft, Ms. Haynes-Gaspar held various senior-level positions at GE, a publicly traded multinational industrial conglomerate, including as the Chief Marketing Officer for two of the company’s global divisions.

Chris D. Stansbury 59 years old Executive Vice President, Chief Financial Officer
•Chris D. Stansbury has served as Lumen’s Executive Vice President, Chief Financial Officer since April 2022.
•Mr. Stansbury has global responsibility for financial planning, accounting, tax, treasury, investor relations, procurement and supply chain management and the global real estate portfolio.
•Mr. Stansbury previously served as the Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc., a publicly traded multinational provider of electronic components and enterprise computing products, from May 2016 through March 2022. Prior to that, Mr. Stansbury served as Vice President, Finance, and Chief Accounting Officer of Arrow Electronics, Inc. beginning in August 2014.
•Prior to joining Arrow Electronics, Inc., Mr. Stansbury held various positions within the finance departments of Hewlett-Packard, Inc. and PepsiCo, Inc.

David Ward 56 years old Executive Vice President, Chief Technology and Product Officer
•David Ward has served as Lumen’s Chief Technology and Product Officer since August 2024 and served as our Chief Technology Officer from February 2024 until then.
•Mr. Ward is responsible for the development, integration, and deployment of Lumen’s global network, as well as creating disruptive technologies through innovative product development.
•Prior to joining Lumen, Mr. Ward was CEO of PacketFabric, a cloud-scale and carrier-class Network-as-a-Service (NaaS) platform provider, from May 2020 until October 2023, where he oversaw its NaaS offering and led significant product expansions.
•Before joining PacketFabric, Mr. Ward served as a Senior Vice President, Chief Technology Officer-Engineering and Chief Architect at Cisco Systems, a publicly traded multinational digital communications technology conglomerate, from October 2012 until May 2020. He was also a Fellow at both Cisco Systems (from 2011 to 2012) and Juniper Network (from 2009 to 2011).
•Mr. Ward was also an operating partner at Digital Alpha Advisors, an alternative asset manager focused on digital infrastructure, from April 2020 until February 2024.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 5 Advisory Vote on Executive Compensation—“Say-On-Pay”

We understand that executive compensation is an important matter for our shareholders. As such, each year, we provide our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers (NEOs), as disclosed in the proxy statement for that year’s annual meeting.
Under our executive compensation programs, our NEOs are rewarded for achieving specific annual and long-term goals, as well as increasing shareholder value. The Human Resources and Compensation Committee of our Board (HRCC) continually reviews our executive compensation programs to ensure they achieve the goals of aligning our compensation with both current market practices and your interests as shareholders.
As discussed in greater detail elsewhere in this proxy statement, the HRCC spends considerable time and effort to ensure that not only do we have the right leadership in place, but also that our executive compensation programs continue to appropriately incentivize and reward each key member of the team in a manner that aligns with shareholder interests. For additional information on our executive compensation programs generally and our recent compensation actions specifically, we urge you to read the “Compensation Discussion & Analysis” and “Compensation Tables” sections of this proxy statement.
At the meeting, we will ask you to vote, in an advisory manner, to approve the overall compensation of our NEOs, as described in this proxy statement, including the Compensation Discussion & Analysis, the "Summary Compensation Table" and the other related tables and disclosures. This proposal, commonly known as a “say-on-pay” proposal, gives you the opportunity to express your views. This advisory vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our NEOs and our executive compensation policies and practices as described in this proxy statement. Your vote will not directly affect, or otherwise limit, any existing compensation or award arrangement of any of our NEOs.
While this “say-on-pay” vote is advisory and will not be binding on our Company or the Board, it will provide valuable information for future use by our HRCC regarding shareholder sentiment about our executive compensation. Shareholders may also communicate directly with our HRCC or full Board on executive compensation—or any other matters—by contacting us in the manner provided under “Board of Directors and Governance—Shareholder Engagement.”
Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and uninstructed shares are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal.

The Board recommends that you vote FOR this proposal.

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ITEM 5 Advisory Vote on Executive Compensation—“Say-On-Pay”
Letter from the Chair of the Human Resources and Compensation Committee
Dear Investors,
We appreciate the care you take in reading and considering this disclosure, and we are confident that it demonstrates our commitment to deliver value aligned with your interests while attracting and retaining leaders who are laser-focused on delivering superior results.
2024 Highlights
Business Transformation. Lumen achieved significant accomplishments in 2024. Our new senior leadership team took pivotal steps in the transformation of our business to strengthen our financial position and restore our reputation in the capital markets and telecom industry. In particular, we:
•negotiated $8.5 billion in Private Connectivity Fabric (PCF) partnerships, injecting cash into the Company;
•completed a $15 billion debt modification, which we believe is the largest private debt restructuring of its kind;
•reduced our debt load by $1.6 billion; and
•restored investor confidence, driving a multi-billion increase in the market value of our senior debt securities and a total shareholder return of 190%.
Shareholder Value Creation. We started 2024 with constraints on our equity pool given a share price below $2, and, while we believe granting LTI awards in equity better aligns the interests of our employees and shareholders, we awarded the 60% performance-based portion of our executives’ 2024 annual LTI awards and 50% of on-boarding LTI awards in cash instead of equity. As we took strides in our transformation throughout 2024, our shareholders and stock price responded and we ended 2024 with a total shareholder return (TSR) of 190%, which was our first positive TSR in three years, and created substantial value for our shareholders.
Additionally, you, our shareholders, approved our 2024 Equity Incentive Plan with 93% support in May 2024, replenishing our equity pool with 43 million shares and enabling us to (1) return to 100% equity awards for our senior leadership team in 2025, and (2) continue attracting and retaining key talent who will execute on our strategy going forward.
Recalibration of Our Incentive Programs. Given the significant change in our business strategy and following a multi-month review process with management and our independent compensation consultant, we realized our short- and long-term incentive programs, approved in the beginning of 2024, were no longer aligned with our new strategy. The HRCC unanimously determined that the mid-year adjustments to our incentive programs described in the accompanying proxy statement were necessary to attain our goal of aligning the interests of our executives with those of our shareholders under our new strategy.
The rationale and timing of these changes are described in greater detail under the heading “Compensation Discussion & Analysis—Section Four—Compensation Design, Awards, and Payouts for 2024—Recalibration of our 2024 Incentive Programs.”

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 5 Advisory Vote on Executive Compensation—“Say-On-Pay”
Moving into 2025
2025 Core Priorities. The three priorities described in the letter from our CEO, Kate Johnson, at the beginning of the proxy statement have been expanded internally into five core priorities. We believe these will position us for stability and growth:
•building the backbone for the AI economy;
•cloudifying telecom with Lumen Digital;
•bending the curve on core network services;
•modernizing and simplifying Lumen; and
•executing the plan in mass markets.
These strategic business priorities are built into our 2025 short-term incentive program and the 18,000 employees eligible to participate (representing 72% of the total employee population) have goals aligning their individual responsibilities with these priorities. We are confident that these goals will keep us on the path towards stability and growth, while positioning us as the trusted network for AI.
Finally, it has been an honor to serve as Chair of this HRCC and a member of Lumen’s Board in pursuit of our vision to connect people, data, and applications—quickly, securely and effortlessly. It has been a pleasure to serve with such a dedicated and talented group of individuals, including Quincy Allen, who will succeed me as Chair of the HRCC as I exit the Board at the upcoming 2025 annual meeting.
Laurie Siegel
Chair of the Human Resources and
Compensation Committee

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Compensation Discussion & Analysis
The Compensation Discussion & Analysis (CD&A) is divided into five sections: (1) Executive Summary; (2) Compensation Philosophy and Principles; (3) Pay and Performance Alignment; (4) Compensation Design, Awards, and Payouts for 2024; and (5) HRCC Engagement and Compensation Governance. Please refer to the roadmap below in order to navigate this portion of the proxy statement.
Roadmap

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Section One—Executive Summary
As described in our Board Committee section above, the HRCC oversees our executive compensation program. More broadly, the HRCC provides direction to management on compensation programs for all employees with the goal of retaining the skilled talent needed for Lumen to reach its strategic objectives. The HRCC seeks to continuously improve our compensation programs based on changing market conditions, the evolving business environment, and feedback from our shareholders. This CD&A reflects the HRCC’s overall philosophy on employee compensation with a focus on compensation for our seven executive officers serving during the last fiscal year (our “NEOs”).
Current Executives (Current NEOs):

Kate Johnson President & Chief Executive Officer	Chris D. Stansbury Executive Vice President, Chief Financial Officer	Ashley Haynes-Gaspar Executive Vice President, Chief Revenue Officer	David Ward Executive Vice President, Chief Technology and Product Officer
Former Executives (Former NEOs):(1)

Stacey W. Goff, Former Executive Vice President, General Counsel and Secretary, through June 10, 2024, with final service through August 2, 2024.
Chadwick Ho, Former Executive Vice President, Chief Legal Officer and Secretary, through February 7, 2025.
Satish Lakshmanan, Former Executive Vice President, Chief Product Officer, through August 30, 2024.
(1)For additional information, see “Section Four—Compensation Design, Awards, and Payouts for 2024—Compensation Arrangements Related to Leadership Transition.”
Business Highlights
As described in greater detail throughout this proxy statement, our Board, CEO, Senior Leadership Team, and HRCC have spent considerable time and effort developing a multi-year strategy to transform Lumen from a traditional telecom company into a networking company, and to execute on our mission to ignite business growth by connecting people, data, and apps—quickly, securely, and effortlessly.
We faced challenging headwinds at the start of 2024, including continued decline in demand for legacy services with higher margins, significant debt maturities due in the next few years, and a depressed stock price (which dipped below $1 in late June). In 2024, while we exceeded our customer experience goals, we fell short of our Adjusted EBITDA and Revenue targets, which resulted in payouts under our STI plan at 88.5% of the target level for our senior leadership team. In addition, our failure to attain threshold performance for our Cumulative Adjusted EBITDA target and TSR performance relative to our peers for the three-year performance period ending December 31, 2024 resulted in the forfeiture of our 2022 performance-based LTI awards. See “Section Four—Compensation Design, Awards, and Payouts for 2024.”
2024 Business Performance

$13.1B	$3.9B	$1.4B	$3.2B
Revenue	Adjusted EBITDA	Free Cash Flow	Capital Expenditures

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Compensation Discussion & Analysis
See Appendix A for definitions of the terms used above, a reconciliation of our non-GAAP metrics used above to GAAP measures, and a description of our special items (i.e., items investors may want to give special consideration due to their magnitude, nature, or both). For more complete information on Lumen and our recent performance, see the remainder of this proxy statement, including Appendix B.
Despite these headwinds, we leveraged the deep experience of our new leadership team to take pivotal steps in our transformation that we believe is repositioning Lumen for stabilization and growth. In March, we strengthened our balance sheet with $15 billion in debt modification and, between July and November, we announced $8.5 billion in Private Connectivity Fabric (PCF) partnerships, which position us to serve as the backbone of the AI economy.
Our shareholders and stock price responded well to these accomplishments and we ended 2024 with a total shareholder return (TSR) of 190%.
Significant Long-Term Value Creation

Debt Modification and TSA Transactions	Private Connectivity Fabric Partnerships	Total Shareholder Return(1)

$15B	$8.5B	190%

(1)Calculated as of December 31, 2024 as compared to December 31, 2023.
Recalibrating Our 2024 Incentive Programs to Align with Our Business Transformation
We believe that incentive plans evolve over time and should respond to the changing needs and strategies of the Company. The HRCC conducts an annual comprehensive review of both our short-term and long-term incentive compensation programs to ensure those plans are both competitive and align with the strategic goals of the business. Generally, any changes to our incentive programs are implemented at the beginning of a year.
As described above, we pivoted significantly during 2024 to realize the $8.5 billion PCF opportunity, which we believe will promote long-term growth and enhance Lumen's liquidity, despite near term dilution to EBITDA. After an extensive review by the HRCC, management, and the HRCC's independent compensation consultant, the HRCC determined that our short- and long-term incentive programs no longer incentivized our go-forward measures of success. As such, in August 2024, the HRCC unanimously approved new goals for the second half of 2024 for the STI program, and in November 2024, the HRCC approved changes to the financial metric for our 2024 LTI plan (leaving unchanged the relative TSR portion of the award). In doing so, the HRCC determined that (1) making both of these changes was necessary to ensure a tight alignment of our awards with our new short- and long-term strategies and (2) failing to make these changes would have constituted an abdication of the HRCC’s responsibility to design and maintain programs that appropriately incentivize our key personnel to expeditiously implement our strategies.
The rationale and timing of these changes are summarized below and described in greater detail under the heading “Section Four—Compensation Design, Awards, and Payouts for 2024—Recalibration of our 2024 Incentive Programs.”

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis

Change	Rationale	Effective Date
Revised Financial Target Goals
Given the mid-year shift in strategy, the HRCC determined that adjustments to the financial target goals (adjusted EBITDA and Revenue) of our 2024 STI program, comprising 85% of our NEO’s STI Target opportunity, were necessary to align with our new business strategy and prevent payouts from being unfairly and adversely affected. The HRCC approved a bifurcated approach to assessing 2024 performance, where performance would be evaluated based on targets comprised of the sum of two discrete six-month performance periods: (1) the first half of the year based on our guidance publicly announced in February; and (2) the second half of the year based on our revised guidance publicly announced in August, which included the impact and forecasts for the new PCF deals.
August 2024

Awarded the 60% Performance-Based Portion in Cash instead of Equity
We started the year with constraints on our equity pool given a share price below $2, and, in an effort to manage our share usage, burn rate, dilution, and overhang levels, awarded 60% of our annual, and a portion of on-boarding, LTI awards in cash instead of equity. Following the replenishment of our equity pool in May 2024 and the rise in our share price, in March 2025, we were able to return our annual 2025 LTI to 100% equity for our SLT.
March 2024

Replaced the Financial Performance Metric
To better align our senior leadership team with our shareholder interests and our revised long-term strategy, largely driven by the PCF partnerships announced in the second half of 2024, the HRCC replaced the cumulative Adjusted EBITDA metric in our 2024 LTI plan, comprising 50% of the performance-based portion of our NEOs’ 2024 LTI award, with a cumulative Free Cash Flow metric and set the three-year target goal, which included the impact and forecasts for the new PCF deals. The HRCC determined that cumulative Free Cash Flow was the best metric to incentivize the execution of our PCF deals and meet our debt covenant obligations over the three-year performance period.
November 2024

The compensation programs approved for 2024 advanced our philosophy from prior years by emphasizing rigorous performance goals in both short- and long-term incentive plans, including the three-year relative total shareholder return and cumulative free cash flow goals in our long-term incentive plan.
The timeline below highlights key milestones in our business transformation and recalibration of our incentive program during 2024, each of which are discussed in greater detail below and throughout this CD&A.
2024 Business Transformation and Recalibration of Our Incentive Programs(1)
____________________
(1)For more thorough discussion on our incentive programs, recalibration, and performance, see “Section Four—Compensation Design, Awards, and Payouts for 2024” in this CD&A. For more complete information on Lumen, our business transformation and our recent performance, see “About Lumen” and Appendix B.
(2)See “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Short-Term Incentive Program” in this CD&A for more information.
(3)See “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Long-Term Incentive Compensation” in this CD&A for more information.
(4)For more information on our 2024 Equity Incentive Plan, see our 2024 proxy statement.

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Compensation Discussion & Analysis
2024 Executive Compensation Aligned with Business Performance
As discussed in greater detail in this CD&A, 93% of our CEO’s total target compensation is at risk and our incentive programs (1) are aligned with our corporate strategy, (2) support our efforts to incentivize and retain our new leadership team, which is essential to our ability to execute on our transformation strategy, and (3) are paid out based on our performance, which has a direct impact on realizable pay outcomes.
The chart below shows our overall level of achievement and company performance funding for the financial and qualitative metrics in our 2024 STI plan:
Dollars in Millions

Performance Metrics	Threshold	Target(1)	Maximum	Actual vs. Target	Payout %	Weighting	Weighted Payout %

Adjusted EBITDA				96.7%	66.7%		33.3%

Revenue				98.7%	93.4%		32.7%

Customer Experience				Exceeded Expectations	150%		22.5%

	Weighted Payout Percentage of Company Performance Funding						88.5%

____________________
(1)For more information on our Adjusted EBITDA and Revenue targets see “Section Four—Compensation Design, Awards, and Payouts for 2024—Recalibration of our 2024 Incentive Programs” and “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Short-Term Incentive Program” in this CD&A.
2022 Long-Term Incentive Compensation
The chart below shows our overall level of achievement for the performance-based restricted share portion of our 2022 LTI program over the three-year performance period from 2022 to 2024:
Dollars in Millions

Performance Metrics	Threshold	Target(1)	Maximum	Actual vs. Target	Payout %	Weighting	Weighted Payout %

Cumulative Adjusted EBITDA(1)				87.4%	0.0%		0.0%

Relative TSR(2)				n/a	0.0%		0.0%

	Weighted Payout Percentage						0.0%

(1)For more information on our Cumulative Adjusted EBITDA target see our 2023 proxy statement
(2)If Lumen’s TSR is negative over the three-year period, the payout cannot exceed target regardless of our TSR performance relative to our peers.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
CEO Pay Aligned with Performance
Our CEO’s cumulative realizable pay, as of December 31, 2024, was 119% of target compensation for the twenty-five months since her hire date in November 2022. For more information, see “Section Three—Pay and Performance Alignment—Realized and Realizable Pay for Our NEOs.”
Lumen Technologies Stock Price History
2024 Shareholder Engagement Highlights
Each year we solicit feedback from shareholders on a wide range of topics (discussed in greater detail in “Board of Directors and Governance—Our Board’s Responsibilities”). Our shareholder engagement related to our executive compensation programs is summarized below. During 2024, our NCG Committee Chair (who is also a member of the HRCC) participated in these engagements, along with various members of management. These conversations have enabled us to receive input from our shareholders on how best to align the interests of management and our shareholders and have enabled many of our shareholders to gain a better understanding of the challenges of recruiting, retaining, and motivating top talent in a complex, rapidly changing industry that continues to face the challenges of replacing declining legacy services with growing digital services.
The table below summarizes our compensation-focused shareholder engagement efforts during 2024, including the feedback we heard, say-on-pay results, and actions our HRCC has taken. For more information on our outreach, see “Board of Directors and Governance—Shareholder Engagement—By the Numbers: Shareholder Engagement in 2024.”

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Compensation Discussion & Analysis

2024 Shareholder Engagement

Spring Engagement: Following the filing of our 2024 proxy statement, we sought engagements with our top 30 shareholders, then representing approximately 56% of shares outstanding, to solicit their feedback on executive compensation actions during 2023 and our new equity plan proposal.
What We Heard: Our investors appreciated the opportunity to engage but generally only engage during that time period if they have specific concerns. No significant concerns were noted.

Shareholder Approvals: At our 2024 annual meeting, we received support from the holders of 92% of the shares voted on our say-on-pay proposal and 93% of the shares voted on our 2024 Equity Incentive Plan.

Fall and Winter Engagement: As noted elsewhere herein, the mid-year change in our strategy caused a misalignment between the interests of our shareholders and the metrics and targets for our 2024 STI and LTI programs that were approved by the HRCC in the first quarter of 2024, and upon which our executives were incentivized. As a result, the HRCC approved the extraordinary measure to adjust our 2024 STI program targets (in August) and replace the financial metric for our 2024 LTI program (in November) in order to appropriately align the interests of our executives with those of our shareholders, and to incentivize the execution on this extraordinary opportunity of $8.5 billion in PCF deals.
Given the unusual nature of these changes, we undertook a significant effort to seek input from shareholders, and we engaged our top 30 shareholders, then representing approximately 61% of shares outstanding, to explain the mid-year recalibration of our 2024 incentives and hear their feedback and considerations for our 2025 executive compensation programs.
What We Heard: The shareholders we met with listened to our unique situation and reasoning for changes to our incentive programs, and generally supported the recalibration of our 2024 LTI and STI programs, especially in light of the improved business outlook and stock performance. They stressed the importance in providing a clear and transparent rationale for the adjustments in our disclosures regarding the recalibration of our 2024 incentive programs.

Response to Shareholder Feedback: The HRCC reviewed shareholder feedback and ensured a robust disclosure in this CD&A.
For more information, see “Section Four—Compensation Design, Awards, and Payouts for 2024—Recalibration of our 2024 Incentive Programs,” “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Short-Term Incentive Program” and “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Long-Term Incentive Compensation.”

We look forward to continuing to engage in productive dialogue with our stakeholders on all governance and stewardship matters, including compensation.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Our Compensation Best Practices
The HRCC and management stay abreast of market trends and best practices through regular consultation with the HRCC’s independent consultant and by attending various training programs and forums.
In addition to other practices described elsewhere in this proxy statement, below are a summary and brief descriptions of certain compensation policies and practices.

What We Do	What We Do Not Do

  Focus on performance-based compensation weighted heavily towards long-term incentive awards
  Benchmark generally against 50th percentile peer compensation levels
  Maintain robust stock ownership guidelines applicable to our executive officers and outside directors
  Annually review our compensation programs to avoid encouraging excessive risk taking
  Conduct an annual succession planning process for our CEO
  Conduct an annual “say-on-pay” vote
  Discuss our executive compensation program during shareholder engagement
  Impose compensation forfeiture covenants (“clawback”) broader than, and in addition to, those mandated by law (such as, fraud and reputational harm)
  Review the composition of our peer groups at least annually
  Conduct independent and intensive performance reviews of our senior officers
  Cap the number of relative TSR performance-based shares that may vest if our own absolute TSR is negative
  Review realizable pay of our senior officers and total compensation “tally” sheets
  Require shareholders to approve any future severance agreements valued at more than 2.99 times the executive’s target cash compensation

  Maintain a supplemental executive retirement plan
  Permit our directors or any employee to hedge our stock, or our directors or senior officers to pledge our stock
  Permit the HRCC’s compensation consultant to provide other services to Lumen
  Pay, provide, or permit:
(1)excessive perquisites,
(2)excise tax “gross-up” payments,
(3)single-trigger change of control equity acceleration benefits, or
(4)dividend payments on unvested restricted stock or RSUs

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Compensation Discussion & Analysis
Section Two—Compensation Philosophy and Principles
Our compensation philosophy is to structure a program designed to attract, develop, motivate and retain executives and key employees with a total compensation package that is equitable, and that encourages and rewards performance for execution against our company’s near and long-term strategies to build value for our shareholders.
Compensation Objectives and Principles
Our compensation programs are designed to be market competitive, performance-based, and fiscally responsible. Providing incentive compensation opportunities linked to our company performance is a key part of our compensation programs, especially for our senior leaders, representing 93% and 86% of our CEO’s and NEOs’ average total target direct compensation, respectively. But our STI and LTI programs extend much further into our organization. For 2024, approximately 18,000 employees participated in our STI program and approximately 1,200 employees received long-term awards under our LTI program, representing 72% and 5% of the total employee population, respectively. For each participant in our incentive programs, including our NEOs, his or her total target direct compensation and individual performance modifiers are determined based on multiple factors, including the availability of talent, the criticality of skills, market compensation benchmarks, and internal equity considerations.
Incentive Compensation Design
Each year, over the course of several meetings, the HRCC undergoes a multi-step process to (1) ensure our performance objectives are aligned with our strategy, (2) establish rigorous threshold, target, and maximum performance levels for our short- and long-term incentive plans, and (3) provide structure and promote fairness against external and internal peers, as outlined in our Incentive Program Guidelines in “Section Four—Compensation Design, Awards, and Payouts for 2024—Goal Setting Process and Incentive Program Guidelines” in determination of our incentive payouts.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Aligning Performance Objectives with Strategy
The HRCC selects short-term and long-term plan performance objectives designed to incentivize our executives to drive execution of our overall business strategies and key strategic priorities over the relevant performance period. The HRCC works with management and its independent consultant to structure our incentive programs each year based on the following key design objectives:

Key Objectives

Aligned With Our Strategy
Ensuring that performance-based metrics in our executive compensation programs reward performance over multiple time horizons and are aligned with our short- and long-term strategies, including individual contribution and Company performance, and the goal of creating long-term shareholder value while discouraging excessive risk taking

Peer Benchmarked
Structuring our compensation programs to be competitive, aligned to internal and external peers
Utilizing an objective set of criteria to determine companies for our compensation benchmarking peer group and TSR peer group

Challenging Goals Setting short-and long-term targets at challenging but reasonably achievable levels that reflect priorities and drive progress toward our long-term vision	Pay for Performance Assessing effectiveness of prior year(s) incentive designs and performance against targets on a quarterly basis

Pay Mix
Allocating a significant portion of our NEOs target compensation to performance-based components, with a balance between cash and equity and short- and long-term incentives
Long-term target compensation opportunities outweighing short-term target opportunities.
Annual objectives complementing sustainable long-term performance.

Formulaic
Maintaining STI and LTI programs with payouts that are mostly formulaic and all of which are determined based on actual performance against challenging financial and operational goals; with limited adjustments, positive or negative, as permitted and outlined in our Incentive Program Guidelines described herein, or as necessary to accomplish program objectives, with any remaining portion based on qualitative assessments of key performance indicators.

Shareholder Feedback Incorporating shareholder views, including results of our annual say-on-pay vote and our shareholder engagement initiatives	Monitor Equity Usage Monitoring share expense, burn rate, and dilution against peer benchmarks

For additional information on alignment of our performance objectives with strategy, see “Section One— Executive Summary—2024 Shareholder Engagement Highlights,” “Section Three—Pay and Performance Alignment—Pay Mix,” “Section Three—Pay and Performance Alignment—Realized and Realizable Pay for Our NEOs,” “Section Four—Compensation Design, Awards, and Payouts for 2024,” and “Section Five—HRCC Engagement and Compensation Governance—Role of Peer Companies.”

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Compensation Discussion & Analysis
Section Three—Pay and Performance Alignment
In allocating NEO target pay opportunities among the different compensation elements, the HRCC does not adhere to a prescribed formula but generally emphasizes performance-based and at-risk elements.
Pay Mix
The following charts illustrate the approximate allocation of the total target direct compensation, as of December 31, 2024, for our CEO and our other currently-employed named executive officers (Other NEOs), respectively, between elements that are fixed and those that are variable, performance-based, and “at risk.” As a result, the actual (or take home) pay that our executives realize in a given year may be more or less than their total target compensation for that year, as illustrated in the “—Realized and Realizable Pay for our NEOs” below.

CEO—Total Direct Compensation (at Target)	Other NEOs—Total Direct Compensation (at Target)

7%
16%
31%
46%
93%
Pay at Risk
Base
STI
TBRS
PLTC(1)

14%
15%
28%
43%
86%
Pay at Risk
Base
STI
TBRS
PLTC(1)

____________________
(1)As described elsewhere, 60% of the pay component of the LTI performance component, which has historically been awarded in equity, was awarded in cash (PLTC) for 2024 due to our low stock price and limited number of shares available for grant.
Realized and Realizable Pay for Our NEOs
The values for LTI awards (both equity and cash) included in the 2024 “Summary Compensation Table” are presented in accordance with SEC requirements and, for equity, reflect FASB ASC Topic 718 valuations. Although this allows for comparison across companies, the HRCC has concluded that the prescribed calculation does not fully represent the HRCC’s annual decision and does not allow for an accurate pay-for-performance assessment. As such, our HRCC reviews both realized and realizable pay on an annual basis, calculated in the manner described below.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
The illustration and table below summarize the realized(1) and realizable(2) pay for our CEO and our other currently-employed named executive officers (Other NEOs(3)). For each officer, 83% or more was at-risk variable compensation (i.e., STI, TBRS, PBRS, and PLTC) during each of the last three years:

Average Realized and Realizable Pay
for Our Other NEOs
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
2022 Target Pay
2022 Realizable Pay
2023 Target Pay
2023 Realizable Pay
2024 Target Pay
2024 Realizable Pay
Base
STI
LTI Award (at Target)
Realized TBRS & PBRS
Realizable TBRS & PBRS
Realizable TLTC & PLTC

Year	Realized(1) and Realizable(2) Pay as a % of Target Pay for Our CEO	Average Realized(1) and Realizable(2) Pay as a % of Target Pay for Our Other NEOs(3)
2022	65%	36%
2023	116%	113%
2024	174%	135%
(1)“Realized Pay” measures the actual pay realized for any given year by adding together: (i) actual salary paid during the year; (ii) any STI bonus ultimately paid for that year; and (iii) the value of any time- and performance-based LTI awards that vested during the year (based on the closing stock price on the relevant vesting date and, for PBRS, actual achieved payout levels). For further information on our 2022 and 2023 STI payout of 91% and 83.2%, respectively, see our 2023 and 2024 proxy statements. For further discussion on our 2024 STI payout of 88.5%, see “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Short-Term Incentive Program.” For further discussion on our 2022 PBRS performance of 0%, see “Section Four—Compensation Design, Awards, and Payouts for 2024—LTI Linkage to Performance—No Payouts Under 2022 PBRS Awards.”
(2)“Realizable Pay” measures the actual pay realizable for a given year by adding together: (i) realized pay, as describe in note (1); and (ii) the value of any unvested time- and performance-based restricted stock (TBRS and PBRS) (based on our stock price of $5.31 as of December 31, 2024 and, for PBRS, at “target” levels); and (iii) the value of any unvested time- and performance-based long-term cash awards (TLTC and PLTC) (at “target” levels for PLTC). See our 2024 proxy statement for further information on our 2023 PBRS awards,. For further discussion on our 2024 LTI awards, see “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Long-Term Incentive Compensation.”
(3)“Other NEOs” are Mr. Stansbury for 2022, 2023, and 2024, Ms. Haynes-Gaspar for 2023 and 2024, and Mr. Ward for 2024.
As described herein, STI and performance-based LTI payouts are determined at the end of a performance period based on the actual achievement of pre-established goals.
•Short-Term Performance: In the last three years, all of our STI payouts were below target, for an average payout of 88%.
•Long-Term Performance: For each of the three-year LTI performance periods ending on December 31, 2022, 2023, and 2024, we failed to achieve threshold performance, resulting in 0% payouts.
•Shareholder Value Creation: The performance of the Company’s stock has a material impact on the amount of compensation ultimately realized by our NEOs, aligning their interests with those of our shareholders. While our stock price declined between the time Ms. Johnson was appointed as our CEO in November 2022 and June 2024, when it fell below $1, as of December 31, 2024, our stock price had increased to $5.31, representing a one-year TSR of 190%.

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Compensation Discussion & Analysis
Section Four—Compensation Design, Awards, and Payouts for 2024
Our Pay Elements
The three core elements of our executive compensation program—which generally comprise our NEOs’ total direct compensation—are base salary, annual STI bonus opportunity (typically paid in cash), and annual LTI grants (historically consisting solely of equity-based awards but, as explained herein, were structured as a mix of long-term performance-based cash (LTPC) and time-based restricted stock (TBRS) for 2024). Each element is described below, including the performance metrics selected for our 2024 incentive programs.

CEO	Element and Description	2024 Design Changes	2024 Performance Objectives Aligned with Strategy
Base Salary	Base Salary As with most companies, base salary is annual fixed cash compensation that provides competitively set and stable income to our executives.
Short-Term Incentive Bonus
STI Program
STI bonus is annual variable cash compensation based on the achievement of annual performance measures.
Alignment to Compensation Philosophy
STI provides competitive short-term incentive opportunities for our executives to earn annual bonuses, typically paid in cash, based on performance objectives that, if attained, can reasonably be expected to (1) promote our business and strategic objectives and (2) correspond to those paid to similarly situated and comparably-skilled executives at peer companies. The HRCC retains discretionary authority over determining any and all amounts to be paid under the STI plan.

Elected to measure our STI performance based on the sum of two six-month performance periods, which aligns to our mid-year change in strategy, as described in further detail in “Section One—Executive Summary—Recalibrating Our 2024 Incentive Programs to Align with Our Business Transformation.”

Adjusted EBITDA measures the operational performance and profitability of our businesses and is commonly used by industry investors to evaluate our total enterprise value. (50%)
Revenue generation is critical to our goal of transitioning to growth. (35%)
Customer Experience is critical to maintain and grow our revenue base. (15%)
A positive or negative adjustment for individual performance based on “line of sight” for their specific areas of responsibility and individual objectives. Any positive adjustments for a NEO’s individual performance are capped at 20% of the STI amount otherwise payable based on Company performance. (Individual Performance modifier)

Long-Term Incentive Compensation
LTI Program
LTI provides variable compensation historically awarded annually solely in equity that vests over three years from the date of grant, with at least 60% of the award for our senior leaders based on the level of achievement of pre-established performance measures for a three-year period.
Alignment to Compensation Philosophy
LTI fosters a culture of ownership, aligns the long-term interests of our executives with our shareholders, and helps to retain executives through stock price growth and the creation of long-term value.
Our performance-based awards are dependent upon our performance measured against key business objectives over a three-year period, further strengthening the alignment between executive pay, Company performance and shareholder value creation. The amount of LTI compensation that is ultimately realized depends on how successfully we execute our strategic goals and our overall stock performance.
Due to our low share price and constraints on our equity pool in early 2024, we shifted the 60% performance-based portion of our annual LTI awards from equity to cash
Time-Vested LTI Awards (TBRS-40%) are intended to align our executives and shareholders interests by focusing on the long-term value of our Common Shares.
Long-Term Performance-Based Cash Awards (LTPC-60%) are comprised of two-equally weighted metrics:
Cumulative Free Cash Flow measures our ability to fund our long-term growth while investing in our future and meeting our debt obligations over a three-year period. (30%)
Relative Total Shareholder Return or rTSR rewards achievement of stock price growth relative to our TSR peer group over a three-year period and further strengthens the alignment of executive and shareholder interests. (30%)

Replaced Cumulative Adjusted EBITDA metric and Revenue Modifier with Cumulative Free Cash Flow metric to align our senior leadership team with our strategy to fund the investment in our future while concurrently meeting our debt obligations

For a discussion of how the HRCC allocates compensation among these three key components, see “Section Three—Pay and Performance Alignment.”

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Primary Performance Measure
As noted in our discussion of STI metrics below, in light of the systemic revenue decline for our high-margin, legacy voice and copper wireline services, we annually adjust our cost structure, requiring a disciplined focus on adjusted EBITDA and margins. The HRCC elected to continue the use of Adjusted EBITDA as our primary performance measure for our 2024 STI awards, which incentivizes our senior officers to focus on both cost savings and profitable revenue growth on an annual basis, consistent with our publicly-disseminated outlook.
In 2024, the HRCC changed the primary performance measure for our LTI awards, eliminating Cumulative Adjusted EBITDA (which was our LTI program’s primary measure from 2020 to 2023 and overlapped with our STI program), to Cumulative Free Cash Flow, which incentivizes our senior officers to focus on our ability to fund our long-term growth while investing in our future and meeting our debt obligations.
Recalibration of Our 2024 Incentive Programs
The timeline below summarizes steps taken in 2024 by the HRCC, in conjunction with management and the HRCC’s compensation consultant, after assessing the substantial impacts of mid-year developments in 2024 arising out of our strategy to transform our business.

Approval of Original 2024 STI Targets and 2024 LTI Awards

At its February 2024 meeting, the HRCC approved the design for our 2024 STI and LTI programs, which aligned to our Company strategy at that time, as follows:
STI. For our 2024 STI program, the HRCC established threshold, target, and maximum performance levels (the “Original 2024 STI Targets”) for Adjusted EBITDA and Revenue metrics, which represented 50% and 35%, respectively, of the total opportunity for 2024. These targets were aligned with our internal budget and publicly disseminated guidance at that time, and did not contemplate the PCF partnerships that would be announced during the second half of 2024. The remaining 15% was based on qualitative metrics measuring Customer Experience.
LTI. For our 2024 LTI program, the HRCC approved grant values for our officers (commensurate with their respective LTI target opportunities) and the following design:
•Maintained 40% time-based restricted shares and determined number of shares as described below.
•Shifted the 60% performance-based portion from equity to cash, maintaining the same two equally-weighted metrics as our 2023 LTI awards, with the addition of a modifier:
•Relative TSR—the HRCC established the threshold, target, and maximum performance levels; and
•Cumulative Adjusted EBITDA and a +/- 20% Revenue Modifier—the HRCC did not set the cumulative Adjusted EBITDA threshold, target, and maximum performance levels or the revenue modifier target in February, due to the pending debt restructuring and initial indications that we could enter into transformative PCF deals later in the year, both of which would impact our performance over the three-year performance period. The HRCC and management agreed to monitor these items and discuss them at the HRCC’s next regularly scheduled meeting in May.

Discussion of Change in Strategy’s Impact to Our 2024 STI and LTI Programs

During its May 2024 meeting, the HRCC discussed with our CEO and its independent compensation consultant, Semler Brossy, our March 2024 debt restructuring transactions and pending negotiations of our PCF partnerships which began shortly thereafter. All parties agreed that the PCF partnerships would cause a significant shift in our strategy for 2024 and beyond, and that the HRCC should continue to monitor events to ensure that our incentive programs remained aligned with our business strategies.

76

Compensation Discussion & Analysis

Announcement of PCF Partnerships

As discussed elsewhere herein, in July 2024, Lumen announced our first PCF partnership with Microsoft, and additional PCF partnerships were announced with Meta and Amazon during October and November 2024, respectively.

Revised Outlook for 2024

In August, we revised our 2024 outlook to both decrease our anticipated Adjusted EBITDA and increase our anticipated capital expenditures to reflect our change in strategy for the second half of 2024, mostly driven by the material impacts of the multiple large PCF deals.

Analysis to Recalibrate our 2024 Incentive Programs to Align With Our New Strategy

Prior to approving the recalibration of our 2024 incentive programs, the HRCC, management, and the HRCC’s independent compensation consultant completed a multi-month, thorough analysis which included:
•Closely monitoring the negotiations of the PCF partnerships and projecting the timing of cash flows and any unplanned costs associated to these projects and how they would impact our 2024, 2025, and 2026 forecasts;
•Striving to ensure that our key personnel would be incentivized against appropriately tailored metrics and goals aligned with our new strategy over the respective one- and three-year performance periods;
•Analyzing the impact this mid-year change in strategy would have on our previously approved 2024 incentive programs and targets and if any payouts would be unfairly impacted as a result; and
•Carefully weighing the pros and cons of various modifications to our 2024 incentive programs, including the potential reactions of our shareholders.

Approval of Adjusted 2024 STI Targets

During its August 2024 meeting, the HRCC reviewed the recalibration analysis and determined that (1) pursuing our long-term strategies to transform our business trajectory would negatively impact our short-term adjusted EBITDA, (2) our annual 2024 results would include unanticipated additional expenses related to our revised strategy and (3) adjustments to the Original STI Targets were necessary to prevent our 2024 STI payouts from being unfairly adversely impacted by our pursuit of long-term growth.
The HRCC adjusted the original 12-month Adjusted EBITDA and Revenue targets by approving new targets comprised of the sum of two discrete six-month performance periods (the “Adjusted 2024 STI Targets”):
•The first half of 2024 (January 1 to June 30, 2024) based on Original Targets, and
•The second half of 2024 (July 1 to December 31, 2024) based on our revised guidance and forecast, which included the impacts for the recently announced PCF deals.
The HRCC did not change the qualitative goals, established in early 2024, for our Customer Experience objective.
The HRCC made this change in accordance with our Incentive Program Guidelines as described in greater detail below.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis

Continued Discussion of Aligning Our 2024 LTI Program with Our New Strategy

During its August 2024 meeting, the HRCC again reviewed the recalibration analysis and determined that Cumulative Adjusted EBITDA and the Revenue modifier (as disclosed in our 2024 proxy statement) were no longer the most appropriate measures for the three-year performance period underlying the 2024 LTI awards. The HRCC, management, and the HRCC’s independent compensation consultant agreed that Cumulative Free Cash Flow would be a more appropriate measure for our 2024 LTI program, as it measures our ability to fund and invest in our growth over this three-year performance period.
At the time of this meeting, management was still negotiating PCF partnerships with Meta and Amazon, so we delayed setting the Cumulative Free Cash Flow targets until our next regularly scheduled HRCC meeting in November 2024.

Approval of Cumulative Free Cash Flow Targets

At its November 2024 meeting, with more than two years remaining in the three-year performance period underlying the 2024 LTI awards, the HRCC formally approved the use of Cumulative Free Cash Flow (in lieu of the original Cumulative Adjusted EBITDA and Revenue performance goals) and established the threshold, target, and maximum performance levels for the LTI awards, based on the information available at that time and aligned with our most recent internal forecast, which included assumptions for the three announced PCF deals.

Approved Company Performance Funding for Our 2024 STI Program

In February 2025, the HRCC approved the calculated Company performance funding of 88.5% (as confirmed by our Internal Audit group) for our 2024 STI program and based on the financial and qualitative metrics detailed below. The HRCC reviewed audited results of the Company’s performance as compared to Adjusted 2024 STI Targets and, as described in greater detail in this section, determined and approved certain adjustments in accordance with our Incentive Program Guidelines.

78

Compensation Discussion & Analysis
Target Compensation
As noted previously, the three key elements of our executive compensation program are base salary, STI bonus opportunity, and LTI awards (60% of which were LTPC in 2024). The HRCC establishes target compensation levels for each of our senior officers on each of these three elements, reviewing the pay mix and pay levels at least annually.
On an annual basis, we review the competitive market analyses of the total direct compensation for our NEOs and other senior officers. We target the median of our compensation peer group, while taking into consideration all relevant factors, including (1) the need to attract, retain, and motivate employees with essential expertise and skill, (2) internal equity for employees who make similar contributions and have comparable skill sets and expertise, and (3) individual performance.
A summary of compensation changes during 2024 and the total target compensation opportunities, as of December 31, 2024, for our Current NEOs are below:

Kate Johnson President and Chief Executive Officer
2024 Total Target Compensation of $18,410,000
•Ms. Johnson received an 8% increase to her base salary (from $1,200,000 to $1,300,000) and an increase to her STI target from 200% to 220%, effective March 1, 2024.

Chris D. Stansbury Executive Vice President, Chief Financial Officer
2024 Total Target Compensation of $7,412,500
•Mr. Stansbury received a 6% increase to his base salary (from $800,000 to $850,000) and an increase to his LTI target opportunity from $5,000,000 to $5,500,000, effective March 1, 2024.
•No changes were made to his STI target of 125%

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis

David Ward Executive Vice President, Chief Technology and Product Officer
2024 Total Target Compensation of $4,000,000
•Mr. Ward joined the Company as our Chief Technology Officer on February 12, 2024. His base salary of $675,000, STI target of 100%, and LTI target opportunity of $2,500,000 were established upon his hiring through arms-length negotiations, taking into account his qualifications and experience, data on comparable market level compensation, and internal equity.
•Mr. Ward received on-boarding awards as part of his hiring compensation package. For further details see “—Compensation Arrangements Related to Leadership Transition.”
•In connection with Mr. Ward’s promotion to EVP, Chief Technology and Product Officer, the HRCC approved an 11% increase to his base salary to $750,000, effective as of August 30, 2024, and his LTI target opportunity was increased to $3,250,000, which is effective for his 2025 annual LTI award.

Ashley Haynes-Gaspar Executive Vice President, Chief Revenue Officer
2024 Total Target Compensation of $3,600,038
•No changes were made to Ms. Haynes-Gaspar’s base salary or STI target.
•Ms. Haynes-Gaspar received an increase to her LTI target opportunity from $2,000,000 to $2,350,000, effective March 1, 2024.

For more information on how we determined specific pay levels in 2024, see further discussion in ”—Base Salary”, “—2024 Short-Term Incentive Program,” and “—2024 Long-Term Incentive Compensation” below in this section and in “Section Five—HRCC Engagement and Compensation Governance—Role of Peer Companies—Compensation Benchmarking Peer Group.” Each of these elements is discussed in greater detail below.
For information on the target pay levels of our Former NEOs, see discussion in “—Compensation Arrangements Related to Leadership Transition.”

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Compensation Discussion & Analysis
Base Salary
Early each year, the HRCC takes a number of steps in connection with setting annual base salaries, including the review of: (1) compensation tally sheets and benchmarking data comparing our executive’s pay to our peer group; (2) each senior officer’s pay and performance relative to other senior officers; (3) the scope and complexity of the officer’s role; (4) the officer’s experience and proficiency and the criticality of the skill set needed to execute the officer’s role; and (5) when the officer last received a pay increase.
In February 2024, as a result of the review and consideration of the above factors, Ms. Johnson and Mr. Stansbury received salary increases of 8% and 6%, respectively, effective March 1, 2024, as set forth in the table below, and the base salaries for our other NEOs employed at the time were left unchanged.
As described in greater detail in “Compensation Arrangements Related to Leadership Transition” in this section, Messrs. Ward, Ho, and Lakshmanan’s base salaries were established upon their hiring through arms-length negotiations taking into account their respective qualifications and experience, data on comparable market level compensation, and internal equity. In connection with his promotion to EVP, Chief Technology and Product Officer, the HRCC approved an increase of Mr. Ward’s base salary effective August 30, 2024.

NEO	Beginning Annual Base Salary(1)	Annual Base Salary as of December 31, 2024	% Increase
Current NEOs
Ms. Johnson	$1,200,000	$1,300,000	8%
Mr. Stansbury	800,000	850,000	6%
Mr. Ward	675,000	750,000	11%
Ms. Haynes-Gaspar	625,019	625,019	—
Former NEOs
Mr. Goff	700,000	—	—
Mr. Ho	700,000	700,000	—
Mr. Lakshmanan	550,000	—	—
(1)The beginning base salary for Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Goff are as of January 1, 2024. The beginning base salary for Messrs. Ward, Ho and Lakshmanan are as of their respective hire dates as described further below.
For more information on how we determined specific pay levels in 2024, see further discussion under the heading “Section Five—HRCC Engagement and Compensation Governance—Role of Peer Companies—Compensation Benchmarking Peer Group.”

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
2024 Short-Term Incentive Program
As described below, the 2024 STI program incorporates three components in determining the calculated STI bonus amount (payout) for our NEOs: (1) target bonus opportunity; (2) company performance funding; and (3) individual performance modifier. The 2024 STI program applies not only to our senior leadership team, which includes the NEOs, but also to approximately 18,000 employees of our Company.

TARGET BONUS OPPORTUNITY	×	COMPANY PERFORMANCE FUNDING	×	INDIVIDUAL PERFORMANCE MODIFIER	=	STI Bonus Amount

(Base Salary x STI Target Bonus %)		(0% to 200%)		(0% to 120% for NEOs)		(capped at 2x target opportunity)

Notwithstanding Company performance, the bonus otherwise payable to any NEO, including any of our employees, may be eliminated based on his or her individual performance.

2024 STI Target Bonus Opportunity
As noted above, 2024 STI target bonus opportunities were equal to the product of an employee’s (1) earned base salary for 2024 and (2) his or her STI target bonus percentage, with any mid-year adjustments resulting in a blended percentage based on the target bonus percentages before and after the adjustment.
The 2024 STI target opportunities for our NEOs are set forth in the table below. As reflected in that table, following the annual review and consideration of compensation benchmarking at its first quarter meeting, the HRCC increased the STI target bonus percentage for Ms. Johnson to 220% and left the STI target opportunities unchanged for the other NEOs then employed.

NEO	Beginning STI Target Percentage(1)	STI Target Percentage as of December 31, 2024	% Increase
Current NEOs
Ms. Johnson(2)	200%	220%	+20%
Mr. Stansbury	125%	125%	—
Mr. Ward	100%	100%	—
Ms. Haynes-Gaspar	100%	100%	—
Former NEOs
Mr. Goff	120%	—	—
Mr. Ho	100%	100%	—
Mr. Lakshmanan	100%	—	—
(1)The beginning STI target opportunities for Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Goff reflect their respective targets for 2023. The beginning STI target opportunities for Messrs. Ward, Ho, and Lakshmanan are as of their respective hire dates, as described further below.
(2)Effective March 1, 2024, the HRCC increased the STI target opportunity for Ms. Johnson to 220% in recognition of her performance as CEO and to align with her external peers.
For more information on how we determined specific pay levels in 2024, see further discussion under the heading “Section Five—HRCC Engagement and Compensation Governance—Role of Peer Companies—Compensation Benchmarking Peer Group.”

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Compensation Discussion & Analysis
2024 STI Metrics and Results
For 2024, the HRCC, after consultation with our CEO and its independent compensation consultant, Semler Brossy, concluded that STI metrics and weightings comprising continued to align with our strategy.
1) Company Performance

■	Adjusted EBITDA Measures the operational performance and profitability of our businesses

■	Revenue Generation of Revenue is critical to our goal of transitioning for growth

■	Customer Experience Measures the ease of doing business with us through strategic investments in areas that impact customer experience

The performance and results of our 2024 STI program are described in detail below.
As discussed elsewhere in this CD&A, the HRCC approved our 2024 STI design in February and, in response to the change in our strategy in mid-2024, adjusted the 2024 STI targets for our financial metrics in August.
The table below details and reconciles the two discrete six-month performance periods comprising our Adjusted 2024 STI Targets.

(Amounts in Millions)	First Half of 2024 STI Targets(1)		Second Half of 2024 STI Targets(2)		Adjusted 2024 STI Targets(3)
Adjusted EBITDA(4)	$2,078	+	$1,997	=	$4,075
Revenue	$6,699	+	$6,583	=	$13,282
(1)Represents the first half of the Original 2024 STI Targets, for the six-month period from January 1, 2024 through June 30, 2024. In February 2024, the HRCC established threshold, target, and maximum performance levels for Adjusted EBITDA and Revenue, with targets of $4,200 million and $13,475 million, respectively, for the twelve-month period from January 1, 2024 through December 31, 2024 (the “Original 2024 STI Targets”). The Original 2024 STI Targets were rooted in our annual budget approved in February 2024 and external guidance (of $4.1 to $4.3 billion for 2024 adjusted EBITDA) approved in February 2024, which did not contemplate the PCF partnerships that were announced during the second half of 2024. The Original 2024 STI Targets were set below our actual 2023 financial results, as our 2023 results included the results of our divested EMEA business only through November 2023 and because of the continued decline in our legacy services.
(2)Represents the second half of our Adjusted 2024 STI Targets, for the six-month period from July 1, 2024 through December 31, 2024. In August 2024, we revised our internal forecast for Revenue downward and reduced our guidance for Adjusted EBITDA to $3.9 to $4.0 billion for 2024, reflecting the impact of (i) our March 2024 debt modification and (ii) capital outlay and operating costs for our new PCF deals.
(3)As permitted under our Incentive Program Guidelines, in August 2024, following the actions described in footnote 2, the HRCC established threshold, target, and maximum performance levels for Adjusted EBITDA and Revenue (the “Adjusted 2024 STI Targets”) comprised of the sum of the targets for the two discrete six-month performance periods described above in footnotes 1 and 2. The Adjusted 2024 STI Targets for Adjusted EBITDA and revenue are lower than the Original 2024 STI Targets by $125 and $193 million, respectively, and reflect the impact of (i) our March 2024 debt modification and (ii) capital outlay and operating costs for our new PCF deals which were not contemplated in our external guidance and annual budget approved in February 2024. See “—Recalibration of our 2024 Incentive Programs” and “—Goal Setting Process and Incentive Program Guidelines” for more information.
(4)As used in our STI plan, adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation expense (“Adjusted EBITDA”) is a non-GAAP metric that excludes certain one time or non-recurring charges or credits and eliminates the effects of certain unanticipated, extraordinary, unusual, or non-recurring transactions or items. See Appendix A for more information.
For more information see “Section Two—Compensation Philosophy and Oversight,” “—Goal Setting Process and Incentive Program Guidelines,” and “—Recalibration of our 2024 Incentive Programs.”
For additional information on Lumen and our recent performance, see “Item 7. Management’s Discussion and Analysis of the Financial Condition and Results of Operations” included in Appendix B.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Calculation of Achieved Payout
The achieved payout percentage is calculated for each financial performance objective based on a corresponding payout scale approved by the HRCC. If the threshold performance level with respect to any particular financial performance objective under our STI program is not attained, the bonus payable to the participating officer with respect to that portion of his or her targeted bonus opportunity will be calculated as zero. If threshold performance is met, but and below target level performance, on any particular metric, each participating officer will earn a reduced portion of his or her target bonus amount for that portion of the award. If the maximum performance level with respect to any particular metric is met or exceeded, each participating officer will earn a maximum of 200% of his or her target bonus amount for that portion of the award. Measurement of the attainment of any particular metric is interpolated if actual performance is between (1) the “threshold” and the “target” performance levels or (2) the “target” and the “maximum” performance levels.

Metric: Adjusted EBITDA (weighted 50%)
Alignment to Our Strategy
Adjusted EBITDA remained our most heavily-weighted STI financial performance objective, at 50%, for 2024. We believe this metric is aligned with our shareholders’ best interests and our corporate strategy of pursuing profitable growth. As described elsewhere herein, in light of the systemic revenue decline for our higher-margin legacy services, we continuously need to adjust our cost structure—requiring a disciplined focus on Adjusted EBITDA and margins. We also set targets for Adjusted EBITDA at levels below prior year results because of this systemic decline, to ensure the program could effectively incentivize and reward our senior officers to focus on both cost savings and profitable revenue growth.
As described above, in August 2024 we revised our 2024 Adjusted EBITDA outlook downward to reflect an anticipated increase in our capital expenditures for the multiple large PCF deals which were not contemplated at the beginning of the year. At that time, we did not accurately quantify the cost of (1) a third-party study to establish a reasonably firm estimate of construction costs necessary to perform our obligations under our PCF deals or (2) the establishment of a new network operations team to execute the multi-year complex construction projects. For these and other reasons, our $3.939 billion of Adjusted EBITDA fell short of our Adjusted 2024 Target goal for Adjusted EBITDA, achieving 66.7% payout. Even though the increased investments in 2024 negatively impacted our near-term Adjusted EBITDA, we believe they will promote long-term growth and enhance our liquidity and, as such, are ultimately in the best interest of our shareholders.

	Adjusted 2024 Target Amount of Adjusted EBITDA	Payout as a % of Target Award	Results:
Maximum	≥ $4,686 million	200%	$3,939 million (Below Target)	ACHIEVED PAYOUT OF 66.7%
Target	$4,075 million	100%
Threshold	$3,871 million	50%
Below Threshold	< $3,871 million	0%

Metric: Revenue (Weighted 35%)
Alignment to Our Strategy
The generation of revenue is critical to our goal of increasing revenue from our growth products in amounts sufficient to offset our continuing and systemic legacy revenue losses. Thus, we continued its weighting at 35% for our 2024 STI plan.
The HRCC believes our senior officers were appropriately incentivized to achieve profitable revenue growth, since the majority of our 2024 STI is based on Adjusted EBITDA.

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Compensation Discussion & Analysis

	Adjusted 2024 Target Amount of Revenue	Payout as a % of Target Award	Results:
Maximum	≥ $14,611 million	200%	$13,108 million (Below Target)	ACHIEVED PAYOUT OF 93.4%
Target	$13,282 million	100%
Threshold	$11,954 million	50%
Below Threshold	< $11,954 million	0%

Metric: Customer Experience (Weighted 15%)
We aim to improve customer satisfaction and service scores, invest in priority areas, and reduce complexity, disruption, and repair times to boost customer satisfaction and, ultimately, revenue. Thus, customer experience was weighted at 15% in our 2024 STI plan. While the overall customer experience metric is ultimately qualitative, we used Net Promoter Scores (NPS) and Customer Health Scores (CHS) to help assess performance on a quantitative basis.
Both our Mass Markets and Enterprise businesses focus on improving customer relationships, informed by data trends. Regression analysis helps us prioritize programs that drive the most significant improvements. In February 2024, the HRCC set performance targets for each business based on historical trends and industry benchmarks.
Research suggests increased NPS, which is a lagging indicator which reflects customer loyalty, generates increased spending within 24 months. We track both transactional NPS (tNPS) and relationship NPS (rNPS) for our Mass Markets and Enterprise businesses. CHS is a leading indicator and includes over two dozen key performance indicators across the customer lifecycle, providing actionable insights and predicting customer behavior. The HRCC set a goal of tNPS for our Mass Markets business and set a goal of CHS for our Enterprise business, each described in detail below.
Mass Markets tNPS. For our Mass Markets business, our 2024 tNPS goal was to maintain +64 while increasing installations of products and services. While tNPS rose in the first half of 2024, despite a fourth quarter rebound, Mass Markets ended 2024 with a +52 tNPS due to an unscheduled update by a third-party vendor which caused significant operational impacts and outages, leading to quadrupled call volumes and overwhelming our field operations.
Enterprise Customer Health Score. For our Enterprise business, our 2024 CHS goal was to improve the combined scores of three groups of our Enterprise customers—large enterprise, customers migrating from one or more of our services to another, and new customers based on recent interactions—by 5%. We achieved 96.3% of this goal, and despite difficult headwinds of unplanned disconnects and outages, our quick response and communication helped maintain customer trust.
Enterprise tNPS. While we not establish a goal for our 2024 STI in this regard, Enterprise customer satisfaction (tNPS) rose over 30 points year-over-year, with all four customer segments showing significant improvement each quarter. The Enterprise business achieved the highest rNPS in three years, with a 9.4 point increase during the year.
Customer Experience Results
As noted above, our 2024 NPS and CHS results were slightly below our Mass Markets and Enterprise customer experience goals. The HRCC determined that our commitment to customer experience, and the dedication and resilience of our customer success and service delivery teams in the face of substantial challenges, enabled us to deliver strong results not reflected by these scores. In reaching this conclusion, the HRCC noted that we closed $8.5 billion in PCF deals with hyperscalers in 2024, repositioning the Company to be deeply relevant to enterprises in the era of AI. We then drove $576 million of total contract value outside these PCF deals and grew our funnel of potential business opportunities to nearly $1 billion of total contract value, including additional PCF deals. Additionally, more than 500 new customers adopted our NaaS (Network as a Service) services. These accomplishments were possible because of that repositioning of the Company, combined with significant improvement in NPS because of our focus on customer experience, which collectively helped us deliver a strong customer experience performance during the second half of 2024, as well as positioning us well for 2025.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
The HRCC determined that we meaningfully delivered on our commitments to our customers and improved our customer trust, and therefore approved funding our 2024 customer experience goal at 150%.
2) Individual Performance Modifier
As contemplated by the STI plan and our Incentive Program Guidelines, the HRCC reserves the right to increase or decrease the STI bonus payout level based on its qualitative assessments for each senior officer’s performance against certain specific objectives and benchmarks, as well as overall Company and individual performance during the year. The HRCC may eliminate the STI bonus otherwise payable to any of our executives based on his or her individual performance, any upward adjustment for an NEO based on his or her individual performance is capped at 20% (i.e., 120% of Company performance funding), and in no event can an executive receive more than twice his or her target bonus opportunity.
Given the importance of our NEOs in making and putting into operation decisions that set the Company up for future success, for 2024, the HRCC assessed each NEO’s individual performance against the following four key objectives:
•Financial—relevant financial objectives based on the individual’s role;
•Strategic—goals vary based on individual and cover areas such as customer obsession, innovation and investing for growth;
•Operations—goals vary based on individual and cover areas such as building a reliable execution engine and radically simplifying our Company; and
•Organization—goals vary based on individual and cover areas such as culture, and talent retention and development.
Given each NEO’s performance and leadership accomplishments and the resulting remarkable year and significant “wins” which are not reflected in our 2024 results for Adjusted EBITDA and revenue and the resulting STI payouts, the HRCC approved Individual Performance Modifiers of 120% for Mses. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward.

NEO	Individual Performance Scorecard	Individual Performance Modifier
Ms. Johnson
The year 2024 was remarkable! Under Ms. Johnson’s leadership, we made critical steps to transform Lumen from a traditional telecom company to a networking company.
•Substantially strengthened our financial position and restored our reputation in the capital markets and telecom industry. By negotiating the largest private debt restructuring of its kind, signing $8.5B of private network deals to inject cash into the Company, and reducing our debt by $1.6B, we removed an existential liquidity threat and restored shareholder, customer, and employee confidence in Lumen.
•Drove operational excellence in both Mass Markets and Enterprise, reengineering our major corporate functions by infusing our teams with fresh talent, streamlining our core processes, beginning to reduce our complexity, and programmatically improving our operations.
•Repositioned Lumen to be Big Tech’s “trusted network for AI.” We taught the world that fiber networking truly is critical infrastructure, and that AI strategies need network strategies.
•Achieved substantially stronger employee engagement scores, where 91% of employees said their managers’ behaviors are consistent with Lumen’s culture.
120%

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Compensation Discussion & Analysis

NEO	Individual Performance Scorecard	Individual Performance Modifier
Mr. Stansbury
Under Mr. Stansbury’s leadership, during 2024, we significantly improved our financial outlook and restored investor confidence.
•Strengthened our balance sheet with the largest private debt restructuring of its kind ($15 billion in debt modifications) and repurchased over $750 million of our senior notes, providing additional time for us to execute our transformation.
•Negotiated over $8.5 billion in PCF partnerships, injecting cash into the Company and funding our ability to invest in our future.
•Restored investor confidence, driving a multi-billion dollar increase in the market value of our senior debt securities and increasing the trading price of our equity from $1 to $5.31 at year-end.
•Delivered adjusted EBITDA results of $3.9 billion, which is within our revised guidance, and achieved 98.7% ($13.1 billion) of our budget for revenue.
120%
Mr. Ward
Mr. Ward is viewed by many as an industry icon. In his first year, he set the foundation to simplify our company, drive operational efficiency, and accelerate our network effectiveness.
•Integrated legacy networks by connecting metro architecture across over 400 wire centers and over 4,000 towers.
•Decommissioned over 30 applications and 3,800 servers, modernizing 3,595 databases, and reclaiming over 2.26 petabytes of storage.
•Enhanced our service assurance processes, saving 4.2 million in operation hours.
•Replaced end-of-life firewalls and IT network equipment.
•Consolidated operations, reducing capital expenditures, and enabling a talent refreshment.
•Developed technology and product roadmaps that we believe will drive the cloudification of telecom services and position us as the backbone to the AI economy.
In August 2024, he assumed the position and responsibilities of Lumen’s Chief Product Officer in addition to his role as Chief Technology Officer, immediately leading with vision, clarity, and execution.
120%
Ms. Haynes-Gaspar
Ms. Haynes-Gaspar is an innovative thinker with advanced problem-solving capabilities. Ms. Haynes-Gaspar successfully executed against her goal to build a world-class sales engine.
•Closed $8.5 billion in PCF sales.
•Achieved year-over-year seller productivity growth of 39%.
•Increased year-over-year deal wins and deal size by 20%+.
•Expanded year over year sales by 26% for large enterprise, 22% for mid-markets, and 2% for public sector.
•Improved year-over-year renewals by 34% and migrations by 150% by targeting the highest risk customers.
Ms. Haynes-Gaspar also delivered against our customer experience and CHS goals for our Enterprise business, despite concerns from our customers regarding our long-term financial stability, including:
•30+ point rise in transactional NPS.
•9.4 point rise in relational NPS with improvements across every segment.
120%
In accordance with the STI plan, the HRCC also approved Individual Performance Modifiers of 90% for each of our three former NEOs, Messrs. Goff, Ho and Lakshmanan, all of which were employed for at least three months of the performance period and no longer employed as of the STI bonus payment date.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
2024 STI Payouts
The HRCC approved each NEO’s STI bonus as summarized in the table below.
2024 STI Bonus Amounts

NEO	STI Target Bonus Opportunity(1)		Company Performance Funding(2)		Individual Performance Modifier(3)	Calculated STI Bonus Amount
Current NEOs
Ms. Johnson	$2,784,606	X	88.5%	X	120%	$2,957,252
Mr. Stansbury	$1,052,256	X	88.5%	X	120%	$1,117,496
Mr. Ward	$622,920	X	88.5%	X	120%	$661,541
Ms. Haynes-Gaspar	$625,019	X	88.5%	X	120%	$663,770
Former NEO
Mr. Ho	$392,070	X	88.5%	X	90%	$312,284
Mr. Goff	$493,416	X	88.5%	X	90%	$393,006
Mr. Lakshmanan	$354,640	X	88.5%	X	90%	$282,471
(1)Reflects the product of the salary the executive earned during 2024 (and, as such, reflect the fact that each of Messrs. Ward, Ho, and Lakshmanan was employed for less than the full year) and his or her STI target bonus percentage for 2024 (adjusted, for Ms. Johnson, to reflect her mid-year increase). See “—Target Compensation” above.
(2)Calculated and adjusted as discussed in “—Company Performance” above.
(3)See “—Individual Performance Modifier” above.
2024 Long-Term Incentive Compensation
Each year the HRCC approves long-term incentive compensation awards for our senior leadership team, including the NEOs, and oversees the governance for LTI awards, approved by our CEO, for the approximately 1,200 employees in the upper management of our Company that are eligible for annual LTI awards.
2024 LTI Program
The HRCC believes the structure of our long-term incentive compensation reinforces our performance culture and incents value creation for our shareholders and promotes retention through multi-year vesting.
Design and Metrics
Given our low stock price and the low number of shares available for grant prior to the approval of the 2024 Equity Incentive Plan, beginning in late 2023, the HRCC worked closely with management and the HRCC’s independent compensation consultant to: (1) carefully monitor our share usage and projected awards; (2) solicit feedback from our investors during multiple shareholder engagement calls, spanning our fall engagements in 2023 and 2024; and (3) thoroughly weigh the implications of various modifications for our 2024 LTI awards.
As a result, as described in more detail below, the HRCC recalibrated our annual LTI grants and granted two long-term award vehicles in March 2024, maintaining the mix of 40% time- and 60% performance-based awards, but shifting the 60% performance-based portion from equity to cash.

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Compensation Discussion & Analysis
2024 LTI Program Metrics and Weightings

■
Time-Based Restricted Stock (TBRS)
Maintained 40% time-based restricted stock that rewards the creation of incremental shareholder value over a long-term period and serves as a retention lever, through graded vesting over three years.

■	Performance-Based Long-Term Cash (PLTC)

Shifted the 60% performance-based portion from equity to cash(1) that rewards performance achievement (between 0-200%) based on two equally-weighted metrics, described in detail below, measured over a cumulative three-year period.

	■	Relative TSR
	■	Cumulative Free Cash Flow(2)

(1)As described in further detail below, the shift to cash only applied to our 2024 annual LTI awards for the reasons described above and we returned to equity, in the form of performance-based restricted stock, for our 2025 annual LTI awards.
(2)As disclosed in our 2024 proxy statement, the “Initial 2024 LTI Design” included a 30% weighting for cumulative Adjusted EBITDA plus a Revenue modifier and, as described in further detail below, the HRCC replaced the cumulative Adjusted EBITDA and Revenue modifier metric with a cumulative Free Cash Flow metric in November 22, 2024.
Following the end of the three-year performance period from January 1, 2024 to December 31, 2026, the amount of cash vesting under the PLTC granted in 2024 will be calculated by: (1) determining achievement of Lumen’s TSR performance relative to our TSR Peer Group; and (2) determining achievement of the three-year Cumulative Free Cash Flow target, each of which is described further below. Each metric is calculated independently with the ultimate payout ranging between zero to 200% of the target cash amount granted. Any cash amount earned under the PLTC for our current NEOs generally will vest in full on March 1, 2027, subject to the holder’s continued employment through that date.
Relative TSR
The HRCC believes a relative metric is an important way to ensure that Lumen’s performance is measured appropriately relative to peers. Our Relative TSR performance shares are measured on our percentile rank versus the other 15 companies in our TSR peer group over the three-year period, which could result in a payout of zero to 200% of this component of the target award. However, if Lumen’s TSR is negative over the three-year period, the payout cannot exceed target—regardless of our TSR performance relative to our peers. We believe this cap better aligns the LTI payout with the interests of our shareholders.
With the aid of its compensation consultant, the HRCC set a TSR peer group that is focused principally on broader universe of companies we believe investors are considering when they decide whether to invest in us or our industry. As a result, our TSR peer group listed below is comprised of telecommunications, cable and other communications companies that are generally comparable to us in terms of size, markets and operations. For more information regarding the determination of our TSR peer group, see “Section Five—HRCC Engagement and Compensation Governance—Role of Peer Companies—TSR Peer Group” below.

TSR Peer Group
AT&T, Inc.	Comcast Corporation	Motorola Solutions, Inc.
Cable One, Inc.	Consolidated Communications	Telephone & Data Systems Inc.
Charter Communications	EchoStar Corporation	United States Cellular Corporation
CISCO Systems Inc.	Frontier Communications Parent, Inc.	Verizon Communications Inc.
Cogent Communications Holdings, Inc.	Liberty Global plc	Viasat, Inc.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Cumulative Free Cash Flow
In March 2024, the HRCC approved the Initial 2024 LTI Design and the annual LTI grants for our senior leadership team, including measuring half of the performance-based portion of the total LTI awards against Cumulative Adjusted EBITDA, with a Revenue modifier.
The HRCC did not establish a Cumulative Adjusted EBITDA or Revenue target in March 2024, as management was then in the process of negotiating the debt modification and TSA transactions and multiple large PCF deals which would be announced during the coming months. The HRCC instructed management to continue to monitor the negotiations, evaluate if Cumulative Adjusted EBITDA and Revenue were still the best metrics for our 2024 LTI program in light of the change in our business strategies, and be prepared to discuss both at our next regularly-scheduled HRCC meeting, in May.
As noted elsewhere herein, we completed $15 billion of TSA debt modification transactions in late March. At its second quarter HRCC meeting in May, the large complex PCF deals which were ultimately announced in August, October and November were still in negotiation, so the HRCC again deferred finalizing any targets for the three-year period.
At our third quarter HRCC meeting in August, and following several months of review and discussions with our CEO and the HRCC’s independent compensation consultant, the HRCC left the target PLTC grant values for our executives unchanged but determined that replacing the Cumulative Adjusted EBITDA and removing the Revenue modifier were necessary to appropriately align the interests of our senior leadership team with our revised strategy and the interests of our shareholders. The HRCC also considered the additional benefit of eliminating the duplicative use of Adjusted EBITDA in both our LTI and STI programs.
The HRCC further determined that a Cumulative Free Cash Flow metric, which measures our ability to fund our long-term growth while investing in our future and meeting our debt obligations, is the financial metric best aligned with our new long-term strategy for the three-year performance period ending December 31, 2026, especially given the significant cash inflow and multi-year construction projects associated with the PCF deals, as well as the debt maturities and capital investments projected during this period.
In connection with making these determinations, the HRCC noted that it is difficult to predict the timing and costs related to the execution of the multiple large PCF deals. One unpredictable cost is unanticipated legacy network maintenance issues that may be discovered during the construction process. Further, our PCF partners are already requesting that we execute faster than what we contractually agreed upon, adding to the complexity and difficulty of predicting timing and expense for multiple large PCF deals. Taking these items into consideration, the Board approved a revised long-range plan in the third quarter of 2024. See “— Recalibration of our 2024 Incentive Programs.”
In November 2024, in connection with the revisions for our long-range plan and eleven months into the thirty-six month performance period, the HRCC approved the three-year cumulative target for the Free Cash Flow metric. The HRCC believes that this target was set at a level that is both appropriate and sufficiently challenging. We do not believe it is appropriate at this time to disclose our Cumulative Free Cash Flow target, as it would constitute competitively sensitive forward-looking guidance.
The HRCC set the performance underlying the minimum and maximum levels of payout of 75% and 250% of target, respectively, based on our historical performance, key assumptions included in our long-range plan, and sensitivity analyses on alternative outcomes focused on identifying likely minimum and maximum performance levels.
For more information see “Section Two—Compensation Philosophy and Principles.”

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Compensation Discussion & Analysis
The table below outlines the targets and payout curves for the two equally-weighted metrics of our 2024 PLTC.

Performance Level Attainment	Relative TSR(1) (50%)		Cumulative Free Cash Flow(3) (50%)
	Target	Payout %(2)	Target Amount	Payout %(2)
Maximum	≥ 75th Percentile	200%	250% of Target Amount	200%
Target	50th Percentile	100%	Target Amount(4)	100%
Threshold	25th Percentile	50%	75% of Target Amount	50%
Below Threshold	< 25th Percentile	0%	<75% of Target Amount	0%
(1)2024-2026 Relative TSR performance is measured against the 15-company TSR peer group described above.
(2)Payouts interpolated between defined performance levels.
(3)Cumulative Free Cash Flow is the sum of our Free Cash Flow for 2024, 2025, and 2026. See Appendix A for more information.
(4)We do not feel it is appropriate to disclose our Cumulative Free Cash Flow target as it would constitute competitively sensitive forward-looking guidance.
LTI Target Opportunity
The HRCC takes a number of steps in connection with setting long-term incentive target opportunities for each of our senior officers, including the review of: (1) compensation tally sheets and benchmarking data; (2) such officer’s pay and performance relative to other senior officers; (3) the scope and complexity of the officer’s role; (4) the officer’s experience and proficiency and the criticality of the skill set needed to execute the officer’s role; and (5) when the officer last received an increase to their LTI target opportunity.
As a result of the review and consideration of the above factors, in February 2024, the HRCC increased the LTI target opportunities for Ms. Johnson to $14,250,000, Mr. Stansbury to $5,500,000 and Ms. Haynes-Gaspar to $2,350,000.
The LTI target opportunities for each of Messrs. Ward, Ho, and Lakshmanan were established upon his hiring through arms-length negotiations taking into account his qualifications, experience, comparable market compensation levels for their positions, and internal equity. See “—Compensation Arrangements Related to Leadership Transitions.”
2024 Annual LTI Grants
The HRCC granted annual LTI awards to our then-current NEOs other than Mr. Goff effective March 1, 2024 and a prorated annual LTI award for Mr. Ho effective upon his hire date of June 10, 2024. Mr. Goff did not receive a 2024 annual LTI award.
2024 Annual LTI Grants

	Time-Vested Restricted Shares		Performance-Based Long-Term Cash	Total Target Grant Value(5)
NEO	No. of Shares(1)(2)	Target Grant Value(3)	Target Grant Value(4)
Current NEOs
Ms. Johnson	3,609,194	$5,700,000	$8,550,000	$14,250,000
Mr. Stansbury	1,393,022	2,200,000	3,300,000	5,500,000
Mr. Ward(6)	633,192	1,000,000	1,500,000	2,500,000
Ms. Haynes-Gaspar	595,200	940,000	1,410,000	2,350,000
Former NEOs
Mr. Ho(6)	349,650	450,000	675,000	1,125,000
Mr. Lakshmanan(6)	379,915	600,000	900,000	1,500,000
(1)Represents the number of restricted shares granted on March 1, 2024 to each of Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury, Ward, and Lakshmanan, and granted on June 10, 2024 to Mr. Ho. Each grant vests in three equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment through the relevant vesting date. As discussed under “—Compensation Arrangements Related to Leadership Transition,” the awards to each Messrs. Lakshmanan and Ho were canceled upon his termination.
(2)Any dividends on the shares of restricted stock would not be paid on unvested awards but would accrue and be paid or forfeited in tandem with the vesting or cancellation, as the case may be, of the related shares.

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Compensation Discussion & Analysis
(3)For purposes of these grants, we determined the number of time-vested restricted shares granted to each executive by dividing the approved target amount (representing 40% of total target grant value) by the volume-weighted average closing price of our Common Shares over the 15-trading-day period ending one trading day prior to the grant date. However, as noted previously, for purposes of reporting these awards in the "Compensation Tables—Summary Compensation Table," our shares of time-vested restricted stock are valued based on the closing price of our Common Shares on the date of grant, as required by applicable accounting and SEC disclosure rules. For 2024, this resulted in the values reported in the "Compensation Tables—Summary Compensation Table" being slightly higher than those shown above for most of our NEOs. See footnote 2 to the "Compensation Tables—Summary Compensation Table" for more information.
(4)Represents the target amount of performance-based long-term cash (representing 60% of total target grant value) granted on March 1, 2024 to each of Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury, Ward and Lakshmanan and on June 10, 2024 to Mr. Ho. Each grant vests in full on the third anniversary of the grant date, if at all, based on the level of performance achieved against the underlying metrics and subject to the executive’s continued employment through the relevant vesting date. As discussed under “2024 LTI Program” above, the actual amount of cash that vests in the future, if any, may be lower or higher (between 0-200%) than the target, depending on the level of performance achieved against two equally weighted metrics.
(5)The total target grant value is commensurate with the LTI target opportunities for Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury, Ward, and Lakshmanan as of the grant date of March 1, 2024 and, for Mr. Ho, the total target grant value is pro-rated to reflect his partial year of service and represents 50% of his initial LTI target opportunity.
(6)Excludes the on-boarding LTI grants awarded to Messrs. Ward, Ho, and Lakshmanan in February, June, and January 2024, respectively, which are described under “2024 On-Boarding Equity Grants” below.
2024 On-Boarding LTI Grants
As part of negotiating offer packages for Messrs. Ward, Ho, and Lakshmanan, they each received an on-boarding LTI award as outlined in the table below. The HRCC’s independent compensation consultant advised that these awards were customary in connection with recruiting new executives, and the HRCC determined that each such grant was necessary to induce the executive to accept his offer of employment, while also serving to align his interests with shareholders by giving him an immediate equity stake in the Company. The HRCC further concluded that the on-boarding grants to each of Messrs. Ward and Lakshmanan were appropriate to partially offset equity that he forfeited upon his departure from his then-prior employer.
Given our low stock price and limited available equity pool at the time of grant, and consistent with our 2024 annual LTI awards, on-boarding LTI awards granted to Messrs. Ward and Lakshmanan were granted in a mix of equity and cash. Mr. Ho’s on-boarding LTI award was granted in 100% equity given that he joined the Company after our shareholders’ approval of our 2024 Equity Incentive Plan replenished our equity pool.
2024 On-Boarding LTI Grants

	Time-Vested Restricted Shares		Time-Vested Long-Term Cash	Total Target Grant Value
NEO	No. of Shares(1)(2)	Target Grant Value(2)	Target Grant Value(3)
Current NEO
Mr. Ward(1)	912,209	$1,250,000	$1,250,000	$2,500,000
Former NEOs
Mr. Ho(4)	505,051	650,000	—	650,000
Mr. Lakshmanan(4)	419,862	750,000	750,000	1,500,000
(1)Represents the number of time-based restricted shares granted to Mr. Ward on February 12, 2024, Mr. Ho on June 10, 2024, and Mr. Lakshmanan on January 8, 2024. The grant to Mr. Ward vests in four equal installments on each of the first four anniversaries of the grant date, subject to his continued employment through the relevant vesting date. The grants to each of Messrs. Ho and Lakshmanan vest in three equal installments on each of the first three anniversaries of the respective grant dates, subject to his continued employment through the relevant vesting date.
(2)For purposes of these grants, we determined the number of time-vested restricted shares granted to each executive by dividing the approved total grant value by the volume-weighted average closing price of a share of our Common Shares over the 15-trading-day period ending one trading day prior to the grant date,. However, as noted previously, for purposes of reporting these awards in the "Compensation Tables—Summary Compensation Table," our shares of time-vested restricted stock are valued based on the closing price of our Common Shares on the date of grant. See footnote 2 to the "Compensation Tables—Summary Compensation Table" for more information.
(3)Represents the amount of time-based long-term cash granted to Mr. Ward on February 12, 2024 and Mr. Lakshmanan on January 8, 2025, respectively. The grant to Mr. Ward vests in four equal installments on each of the first four anniversaries of the grant date, subject to his continued employment through the relevant vesting date. The grant to Mr. Lakshmanan vests in three equal installments on the first three anniversaries of the grant date, subject to his continued employment through the relevant vesting date.
(4)See “—Compensation Arrangements Related to Leadership Transition” for information regarding the impact of each officer’s termination of employment on these awards.

92

Compensation Discussion & Analysis
Comparison of 2024 LTI Grants with Amounts Reported in the Summary Compensation Table
The amounts reported in the 2024 “Compensation Tables—Summary Compensation Table” are in accordance with SEC requirements. As a consequence, the long-term cash awards (both performance- and time-based) granted to our NEOs in 2024, and described in detail above, are not reflected. Although this allows for comparison across companies, the HRCC has concluded that the total compensation reported in the “Compensation Tables—Summary Compensation Table” for 2024 is anomalously low for our NEOs, as it does not include the annual and on-boarding LTI awards for our NEOs in 2024. As the HRCC considers these awards when evaluating our executive compensation, it believes this could cause a misalignment of our pay-for-performance analyses for our current NEOs for 2024 and future years. Specifically, and as illustrated in the table below:
•The 60% performance-based portion of our annual LTI awards were granted in cash instead of equity, and thus the 2024 Summary Compensation Table for each of our current and former NEOs excludes these amounts in accordance with SEC reporting requirements. For each of our current NEOs, the performance-based portion of our 2024 LTI awards, to the extent earned, will instead be reported as “Non-Equity Incentive Compensation” for 2027 in the Summary Compensation Table, assuming he or she is a named executive officer for the year.
•Mr. Ward’s on-boarding time-based long-term cash award will be reported in four equal installments as “Bonus” compensation for each of 2025, 2026, 2027, and 2028 in a Summary Compensation Table, assuming he is a named executive officer for the relevant year.

	Target Grant Value of 2024 Long-Term Cash Awards		Total Target Grant Value of 2024 Long- Term Cash Awards(3)	Year the Earned Amount of Long-Term Cash Will Be Reported in the Summary Compensation Table(4)
NEO	Time-Vested Long-Term Cash(1)	Performance-Based Long-Term Cash(2)
Current NEOs
Ms. Johnson	$—	$8,550,000	$8,550,000	2027
Mr. Stansbury	—	3,300,000	3,300,000	2027
Mr. Ward	1,250,000	1,500,000	2,750,000	2025, 2026, 2027 and 2028
Ms. Haynes-Gaspar	—	1,410,000	1,410,000	2027
(1)Represents grants of time-vested long-term cash described above under “—2024 LTI On-Boarding Grants.” Mr. Ward is the only current NEO with such an award and, assuming he is employed through the relevant vesting date and is a named executive officer for the relevant year, one-quarter of the target amount (i.e., $312,500) will be reported as “Bonus” compensation for the year earned.
(2)Represents the target amount of grants of performance-based long-term cash described above under “—2024 Annual LTI Grants.” Any amount earned will be reported as “Non-Equity Incentive Compensation” for 2027 for any of the current NEOs who is a named executive officer for the year.
(3)Represents the aggregate target amount of time-vested and performance-based long-term cash awards described in footnotes 1 and 2. These amounts are not reported in the 2024 “Summary Compensation Table.” Had they been awarded in equity instead, the total compensation for each of our NEOs would be higher than the amounts reported in the “Summary Compensation Table.”
(4)Represents the year any earned amount of long-term cash awards will be reportable in the "Compensation Tables—Summary Compensation Table."

93
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Outstanding Performance-Based LTI Awards
As of December 31, 2024 and as illustrated in the table below, we had three outstanding tranches of LTI awards, granted in 2022, 2023, and 2024, with overlapping three-year performance periods and performances metrics of Relative TSR, Cumulative Adjusted EBITDA, or Cumulative Free Cash Flow.

Grant Year	Performance Period	Metric Weighting	2022(1)	2023(2)	2024	2025	2026
2022(3)	2022-2024	50%	3-YR Cumulative Adjusted EBITDA

		50%	3-YR Relative TSR Modifier

2023	2023-2025	50%		3-YR Cumulative Adjusted EBITDA(4)
		50%		3-YR Relative TSR

2024	2024-2026	50%			3-YR Cumulative Free Cash Flow
		50%			3-YR Relative TSR

(1)The sale our Latin American and 20-state ILEC businesses, which were completed in August 2022 and October 2022, respectively, occurred during the first year of the three-year performance period for our outstanding 2022 LTI awards. For more information on these sales, see Note 2—Divestitures of the Latin American, ILEC and EMEA Business— to the consolidated financial statements included in Item 8 of Part II of our Annual Report on Form 10‑K for the year ended December 31, 2024.
(2)The sale our CDN and EMEA businesses, which were completed in October and November 2023, respectively, occurred during the second and first year of the three-year performance period for our outstanding 2022 and 2023 LTI awards, respectively. For more information on the sale of our EMEA business, see Note 2—Divestitures of the Latin American, ILEC and EMEA Business— to the consolidated financial statements included in Item 8 of Part II of our Annual Report on Form 10‑K for the year ended December 31, 2024.
(3)For more information on (i) our 2022 PBRS targets, including adjustments to the three-year Cumulative Adjusted EBITDA target, as permitted under our Incentive Program Guidelines, and (ii) below threshold 0% payout, see “—LTI Linkage to Performance—No Payouts Under 2022 PBRS Awards” below.
(4)For 2023 PBRS, when the three-year Cumulative Adjusted EBITDA target was set in the first quarter of 2023, the Company assumed its then-pending divestiture of its EMEA business would close on January 1, 2024. The sale our EMEA business was actually completed in November 2023. The HRCC approved adjustments to the targets against which the 2023 LTI awards would be measured to prevent holders of PBRS from receiving an unintended penalty from the accelerated closing.
LTI Linkage to Performance—No Payouts Under 2022 PBRS Awards
In early 2022, the HRCC approved 2022 PBRS awards(1) to approximately 1,600 employees, senior, and executive officers based on two equally-weighted metrics (Cumulative Adjusted EBITDA and Relative TSR) over a three-year period ending December 31, 2024.
As described in greater detail below, we achieved below threshold performance against the target for both metrics, resulting in 0% payout and forfeiture of all 2022 PBRS awards.
____________________
(1)For further discussion on our 2022 LTI Awards, see our 2023 proxy statement.

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Compensation Discussion & Analysis
Cumulative Adjusted EBITDA Metric (weighted 50%)
Our 2022 Cumulative Adjusted EBITDA targets were set in the first quarter of 2022 based on our long-range plan. We achieved results of $15,563 million Cumulative Adjusted EBITDA for the three-year period ending December 31, 2024, which was below threshold performance.

	Target Amount of Adjusted EBITDA(1)	Payout as a % of Target Award	Results:
Maximum	≥ $20,471 million	200%	$15,563 million(2) (below threshold)	ACHIEVED PAYOUT OF 0%
Target(2)	$17,801 million	100%
Threshold	$16,021 million	50%
Below Threshold	< $16,021 million	0%
(1)As used in our 2022 LTI plan, adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation expense (“Adjusted EBITDA”) is a non-GAAP metric that excludes certain one time or non-recurring charges or credits and eliminates the effects of certain unanticipated, extraordinary, unusual, or non-recurring transactions or items. See Appendix A for more information.
(2)For 2022 PBRS, when the three-year Cumulative Adjusted EBITDA target was set in the first quarter of 2022, the Company assumed its then-pending divestitures of both its Latin American and 20-state ILEC business would close on July 1, 2022. The sales our Latin American and 20-state ILEC business were actually completed in August 2022 and October 2022, respectively. The Company had not yet entered into definitive agreement for the EMEA divestiture; as such, the targets set then assumed continued operations of that business (which was subsequently sold in 2023) throughout the full three-year performance period. As permitted under our Incentive Program Guidelines, we adjusted our target to reflect a net increase of $271 million in Adjusted EBITDA (not reflected in Appendix A), comprised of (i) an increase of $392 million related to the Latin American business divested in August 2022 and closed approximately one month later than originally projected in the budget, (ii) an increase of $31 million related to the 20-state ILEC business divested in October 2022 and closed approximately three months later than originally projected in the budget, and (iii) a decrease of $151 million to reflect the sale of both our EMEA and CDN businesses in November 2023 that were not included in the three-year target (which, therefore, assumed our continued operations of those businesses during the entire three-year performance period). We believe these adjustments were necessary to measure our performance results in the same manner the targets were set in the first quarter of 2022. See “—Goal Setting Process and Incentive Program Guidelines—Incentive Program Guidelines—Mandatory Adjustments.”
Relative TSR Metric (Weighted 50%)
We achieved TSR of -46.5% for the three-year period ending December 31, 2024, which was below the 25th percentile of -13.93% and threshold performance for our peer group.

	Relative TSR Performance	Payout as a % of Target Award	Results:
Maximum	≥ 75th Percentile	200%	-46.5% (below threshold)	ACHIEVED PAYOUT OF 0%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	< 25th Percentile	0%
All Outstanding 2022 PBRS Forfeited
As a result of our failure to achieve the threshold performance goals for both metrics, in 2025, the holders of our outstanding 2022 PBRS awards, including two of our NEOs, forfeited a total of 3,241,634 performance-based restricted shares or RSUs, and related accrued dividends, as set forth in the table below.

	Performance-Based Restricted Shares or RSUs
NEO	Target No. of Shares	Target Grant Value
Current and Former NEOs
Mr. Stansbury	236,435	$2,610,000
Mr. Goff(1)	112,652	$1,200,000
All other holders as a group (1,001 persons)	2,892,547	$31,987,216
Overall Total	3,241,634	$35,797,216
(1)Mr. Goff was granted 126,734 PBRS ($1,350,000 target grant value) on February 25, 2022. Upon Mr. Goff’s termination on August 2, 2024, 14,082 shares ($150,000 target grant value) were forfeited and 112,652 ($1,200,000 target grant value) shares remained outstanding. The remaining shares remained subject to their original performance conditions and vesting dates, in recognition of Mr. Goff’s prior service and conditioned on his delivery of a release of claim, and were forfeited on March 1, 2025 due to below threshold performance.

95
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
LTI Governance of Share Usage
On a quarterly basis, the HRCC reviews our equity pool available for future grants and share usage, burn rate, dilution and overhang levels, for the following one- and three-year periods and compared to industry benchmark levels.
Historically, our awards have been awarded in the form of equity; however, the decline in our stock price put increased pressure on our ability to incentivize our senior leadership team and employees through equity awards. As described in greater detail and illustrated in the table below, in an effort to manage our share usage, burn rate, dilution, and overhang levels, the HRCC modified the structure of LTI grants, beginning in 2023, by granting portions of annual, on-boarding, and special LTI awards for our senior leadership team and employees below the executive level in cash.
We always intended our use of cash LTI awards to be a temporary measure, and as a result of the replenishment of our equity pool in May 2024 and increased share price, in March 2025 we granted our 2025 annual LTI awards in 100% equity for our senior leadership team and a mix of 50% equity and 50% cash for our employees below the executive level. We intend to discontinue to use of cash awards for our employees below the executive level when circumstances warrant.

Structure of LTI Grants(1)
Year	Year-over-Year Change to LTI Structure	Grant Reason	Senior Leadership Team	Employees Below the Executive Level

2022
In 2022, consistent with past practice, all LTI awards were granted in equity. We experienced a slight increase in our 2022 burn rate following the decline in our stock price after announcing the elimination of our dividend.
Annual Grants
On-Boarding and Special Grants

2023
In an effort to manage our share usage, burn rate, dilution, and overhang levels, the HRCC modified the structure of our annual LTI awards in 2023, granting 100% of LTI awards in cash for employees below the executive level and continuing to award 100% equity to our senior leadership team. As a result, our 2023 burn rate was below both our 2022 burn rate and benchmark levels.
Annual Grants
On-Boarding and Special Grants

2024
As explained above, in response to the further decline in our stock price and limited equity pool available in early 2024 and in an effort to minimize shareholder value dilution, the HRCC further modified the 2024 LTI awards for our senior leadership team by granting 60% of their annual and 50% of their on-boarding(2) LTI awards in cash, and continued to grant 100% of LTI awards for employees below that level in cash. Our 2024 burn rate was below benchmark levels.
In May 2024, our shareholders approved our new 2024 Equity Incentive Plan and replenished our equity pool with 43 million shares, which gave the HRCC the flexibility to reinstate equity-based awards.
Annual Grants
On-Boarding and Special Grants

2025
In early 2025, in an effort to strengthen the alignment with our shareholders’ interests while continuing to manage our share usage, burn rate, dilution, and overhang levels, the HRCC granted our 2025 annual awards in 100% equity for our senior leadership team and 50% for employees below the executive level, with the remaining 50% granted in cash.
Annual Grants
On-Boarding and Special Grants

(1)The structure of our 2024 LTI grants are based on a mix of equity and cash as illustrated in the table above
(2)For the reasons described elsewhere herein, the on-boarding grant for Mr. Ho was awarded in 100% equity.

96

Compensation Discussion & Analysis
Goal Setting Process and Incentive Program Guidelines
Goal Setting Process
Each year, as described in more detail below, based on information available at the time, the HRCC selects the objectives against which performance will be measured under our incentive programs and establishes rigorous threshold, target, and maximum performance levels for the selected objectives. At the time the goals are established, the HRCC considers a variety of qualitative and quantitative factors, including:

Qualitative and Quantitative Factors

Company Strategy and Operational Performance
•Goals rooted in our annual budget, public guidance, and long-range strategic plan
•Sensitivity analyses on alternative outcomes focused on identifying likely minimum and maximum performance levels
•Actual pay-for-performance alignment with prior year(s) strategic goals
•Anticipated timing for execution of our strategic initiatives and new product launches
•Cash flow plan to execute on our capital allocation priorities and debt covenant compliance
•Evolving structure of the Company, including any acquisitions and divestitures

Industry and Macroeconomic Environments
•The declining of legacy services at a faster pace than demand is growing for our newer lower-margin technology services, which exerts significant pressure on achieving the same or higher year-over-year performance
–Prolonged systemic decline in demand for our legacy copper-based wireline mass market services
–Weaker demand for certain older enterprise services
–Changing customer preferences, increased competitive and pricing pressures, and higher inflation
•External macroeconomic, inflationary pressures, or supply constraint factors that might influence our business and financial performance, as described further in our periodic reports filed with the SEC

See “Section One—Executive Summary” and “Section Four—Compensation Design, Awards, and Payouts for 2024.” For additional information on Lumen and our recent performance, see Item 7. Management’s Discussion and Analysis of the Financial Condition and Results of Operations included in Appendix B.
Incentive Program Guidelines
While the performance objectives and targets under our incentive programs are designed to measure objective performance over a specified period of time, the HRCC may make certain adjustments to our performance calculations. To provide structure and promote fairness in addressing such situations, the HRCC has adopted Guidelines on Administering Incentive Plans (our “Incentive Program Guidelines”) to aid the HRCC’s goal of reaching equitable STI and LTI payout decisions that align performance with our targets and, ultimately, our corporate strategy. As described in the table below, our Incentive Program Guidelines provide three types of potential adjustments to our STI or LTI metrics that can affect the overall payout.
Mandatory Adjustments. The first type of adjustment occurs after completion of each performance period in conjunction with the HRCC’s review of the financial results and assumptions, and requires the HRCC to make adjustments to eliminate the effects of acquisitions or divestitures and certain other unanticipated events specified in our Incentive Program Guidelines that correspond closely, but not exactly, with the “Non-GAAP Special Items” financial trending schedule included in our earnings release for the corresponding performance period.

97
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
These adjustments are necessary to measure our performance results in the same manner the targets were set and may require the HRCC to adjust (1) our STI targets or performance results and (2) our three-year LTI targets established under the performance-based portion of our annual LTI grants.
Discretionary Adjustments. The second type of adjustment provides the HRCC with discretionary authority to adjust STI and LTI performance results based on any other “extraordinary, unusual, or non-recurring transactions or items” to prevent award payouts from being unfairly impacted by such items. The adjustments may be positive or negative and will only be made if the events were not known on the date the performance goals were established or were not reflected in the forward-looking financial information used to set such goals.
Traditionally the HRCC has used this discretionary authority infrequently and principally to adjust for foreign currency fluctuations necessary to measure our performance results in the same manner the targets were set.
Discretionary Adjustments to STI Payout Percentages. The third type of adjustment, as discussed in greater detail above under “—2024 Short-Term Incentive Program,” provides the HRCC with discretionary authority to adjust STI payouts. These discretionary adjustments may be made as either a specific feature of a given year’s STI plan established in advance (for example, the capped individual performance modifier included in our 2024 plan design) or as equitable adjustments made in arrears in connection with the HRCC’s approval of final STI payouts.

Adjustments Under Our Guidelines For Performance Periods Ending December 31, 2024	2024 STI	2022 PBRS

Mandatory Adjustments
•See Appendix A for details on the Non-GAAP Special Items previously reported in our February 4, 2025 earnings release
•We adjusted our three-year cumulative Adjusted EBITDA targets for our 2022 LTI Awards to reflect the net impact of charges and credits related to the sale of our Latin American, 20-state ILEC, EMEA and CDN businesses, which were not anticipated when targets were set
n/a

Discretionary Adjustments
•We adjusted the performance results to true-up the bonus accruals for adjusted EBITDA in our three-year cumulative adjusted EBITDA in our 2022 LTI Awards
•As discussed throughout this CD&A, we adjusted the targets for revenue and adjusted EBITDA in our 2024 STI Plan, so that they were based on the sum of two distinct six-month periods, which the HRCC determined was necessary to prevent the STI payouts from being unfairly impacted by our mid-year change in strategy that necessitated increased investments during 2024 not anticipated when the STI grants were originally made in early 2024
n/a
•We adjusted the performance results to eliminate the effect of foreign currency fluctuations for three-year cumulative adjusted EBITDA in our 2022 LTI Awards	n/a

Discretionary Adjustments to STI Payout Percentages
•No discretionary adjustments were made to the payout percentages for our 2024 STI Plan, other than negative adjustments for terminated executives		n/a

98

Compensation Discussion & Analysis
Compensation Arrangements Related to Leadership Transition
Our Board and the HRCC have spent considerable time and effort ensuring that we have the right leadership in place to deliver high-impact results and guide us on a path to growth. As described above in “Board of Directors and Governance—Shareholder Engagement—CEO and Executive Succession Planning,” we have fully refreshed our senior leadership team over the past few years.
The HRCC, after consultation with its independent compensation consultant, Semler Brossy, determined that the proposed annual compensation package and on-boarding awards, described in greater detail below, for Messrs. Ward, Ho, and Laksmanan (1) were consistent with our philosophy and customary for executive on-boarding pay packages, (2) were necessary to attract high caliber talent to transform our operations and induce each executive to join us, and (3) provided total compensation for each that was competitive against median levels for comparable executive officer positions.
Compensation for David Ward, our New EVP, Chief Technology & Product Officer
Mr. Ward joined the Company at a critical time of transformation and was recruited specifically for his impressive technology and network experience and knowledge of our industry, how our customers think, and what they need.
The HRCC approved the following annual compensation and on-boarding awards for Mr. Ward, who joined the Company on February 12, 2024, as EVP Chief Technology Officer, responsible for our network, engineering, technology, and security. A few months after his start, and in connection with the ongoing transition of our senior leadership team, we expanded his responsibilities to include product development and he was promoted to EVP Chief Technology and Product Officer on August 30, 2024.
Annual Compensation Package
Mr. Ward’s initial annual compensation package consisted of:
•Base salary of $675,000;(1)
•Target annual short-term incentive (STI) opportunity of 100% of base salary;
•Target annual long-term incentive (LTI) opportunity of $2,500,000;(2) and
•Retirement and health and welfare benefits generally available to all employees.
____________________
(1)Following an expansion in his scope of responsibilities, Mr. Ward’s salary was increased to $750,000 on August 30, 2024. For more information see “—Base Salary” above.
(2)Following an expansion in his scope of responsibilities, Mr. Ward’s long-term incentive opportunity was increased to $3,250,000, effective for his 2025 annual LTI award. For more information see “—2024 Long-Term Incentive Compensation” above.
On-Boarding Awards
In addition, the HRCC approved certain on-boarding awards described below. Based on information provided by its independent compensation consultant, the HRCC determined that these awards were customary for executive on-boarding pay packages and, in this case, were necessary to induce Mr. Ward to join the Company.
•Cash award of $1,000,000 to offset equity and annual bonus that Mr. Ward forfeited upon termination from his prior employer. This cash award was paid upon his joining the Company, subject to a “clawback” if Mr. Ward resigns or is terminated by the Company for “cause” (as defined in our Executive Severance Plan) before the two-year anniversary of his start date.
•LTI award valued at $2,500,000 to offset equity that Mr. Ward forfeited upon termination from his prior employer while aligning his interests with shareholders by providing an immediate equity stake in the Company and retention. Based on the limited equity pool available at his time of hire, the HRCC determined that these awards would be granted in the form of 50% time-based restricted stock and 50% time-based cash, in each case vesting in four equal annual installments, subject to continued service.(1)
____________________
(1)For more information see “—2024 Long-Term Incentive Compensation” above.

99
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
Compensation Paid to Chadwick Ho, our Former EVP, Chief Legal Officer
The HRCC approved the following annual compensation and on-boarding awards for Mr. Ho, who joined the Company on June 10, 2024 as our EVP, Chief Legal Officer. Mr. Ho had extensive legal experience, especially in the technology sector.
Annual Compensation Package
Mr. Ho’s initial annual compensation package consisted of:
•Base salary of $700,000;
•Target annual short-term incentive (STI) opportunity of 100% of base salary;
•Target annual long-term incentive (LTI) opportunity of $2,250,000,(1) beginning in 2025; and
•Retirement and health and welfare benefits generally available to all employees.
____________________
(1)For 2024, Mr. Ho received a prorated long-term incentive award of $1,125,000, which is one-half of target annual LTI opportunity, awarded in a mix of 40% time-vested restricted stock and 60% performance-based long-term cash.
On-Boarding Awards
In addition, the HRCC approved certain on-boarding awards described below. Based on information provided by its compensation consultant, the HRCC determined that these awards were customary for executive on-boarding pay packages and, in this case, were necessary to induce Mr. Ho to join the Company.
•Cash award of $650,000, which was paid upon his joining the Company, subject to a “clawback” if Mr. Ho resigned or was terminated by the Company for cause before the two-year anniversary of his start date.
•Equity award valued at $650,000 consisting of time-vested restricted stock, vesting in three equal annual installments, subject to continued service, which aligned his interests with shareholders by providing an immediate equity stake in the Company.
Forfeited LTI Awards
Upon the termination of Mr. Ho’s employment on February 7, 2025, and in accordance with the terms of the awards, his outstanding on-boarding equity award and prorated annual 2024 LTI award, with target grant values of $650,000 and $1,125,000, respectively, were forfeited in their entirety. For more information see “—2024 Long-Term Incentive Compensation” above.
Compensation Paid and Severance Compensation to Be Paid to Satish Lakshmanan, our former EVP, Chief Product Officer
Mr. Lakshmanan joined the Company on January 8, 2024 as our EVP Chief Product Officer. Mr. Lakshmanan joined us from Amazon Web Services where he managed Artificial Intelligence Services. He had tremendous experience in developing and growing world-class products and services, while helping businesses speed up their digital transformation.
Annual Compensation Package
Mr. Lakshmanan’s initial annual compensation package consisted of:
•Base salary of $550,000;
•Target annual short-term incentive (STI) opportunity of 100% of base salary;
•Target annual long-term incentive (LTI) opportunity of $1,500,000; and
•Retirement and health and welfare benefits generally available to all employees.

100

Compensation Discussion & Analysis
On-Boarding Awards
In addition, to partially offset amounts that Mr. Lakshmanan forfeited upon his departure from his prior employer, the HRCC approved certain on-boarding awards described below. Based on information provided by its compensation consultant, the HRCC determined that these awards were customary for executive on-boarding pay packages and, in this case, were necessary to induce Mr. Lakshmanan to join the Company.
•Cash award of $1,400,000 to offset equity and annual bonus that Mr. Lakshmanan forfeited upon termination from his prior employer. This cash award was paid upon his joining the Company, subject to a “clawback” if Mr. Lakshmanan resigned or was terminated by the Company for cause before the two-year anniversary of his start date. Mr. Lakshmanan was terminated, not for cause, on August 30, 2024, thus this cash award was not subject to the clawback.
•LTI award valued at $1,500,000 to offset equity that Mr. Lakshmanan forfeited upon termination from his prior employer while aligning his interests with shareholders by providing immediate equity stake in the Company and retention. Based on the limited equity pool available at his time of hire, the HRCC determined that these awards would be granted in the form of 50% time-based restricted stock and 50% time-based cash, vesting in three equal annual installments, subject to continued service.
Severance Compensation
As described further below, Mr. Lakshmanan was involuntarily terminated on August 30, 2024.
In exchange for Mr. Lakshmanan’s delivery of a release of claims in connection with his termination, he received the following compensation and benefits payments under our pre-existing Executive Severance Plan and broad-based programs for our employees:
•Cash severance payment of $1,100,000;(1)
•COBRA benefits for 52 weeks;(1) and
•a prorated annual bonus for 2024 based on actual company performance payout.(2)
____________________
(1)For more information see “—Other Benefits—Severance Benefits” below.
(2)For more information see “—2024 Short-Term Incentive Program” above.
Forfeited LTI Awards
Effective upon the involuntary termination of Mr. Lakshmanan’s employment on August 30, 2024, and in accordance with the terms of the awards, his outstanding on-boarding and annual 2024 LTI awards (equity and cash), each with a target grant value of $1,500,000, were forfeited in their entirety. For more information see “—2024 Long-Term Incentive Compensation” above.
Severance Compensation to Be Paid to Stacey Goff, our former EVP, General Counsel & Secretary
As described further below, after 26 years of service, Mr. Goff’s employment ended on August 2, 2024.
Severance Compensation
Mr. Goff joined the Company in 1998 and was named an executive officer in 2009. Over his 26 years of service, he played a key role in countless acquisitions, helping to transition the Company towards the future and shape the Company to address the rapidly evolving needs of our customers.
In November 2023, our CEO initiated a search to replace Mr. Goff and following the hiring of his successor on June 10, 2024, Mr. Goff assisted his successor in completing pending projects related to the restructuring of our debt and our PCF partnerships.

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Compensation Discussion & Analysis
In exchange for Mr. Goff’s delivery of a release of claims in connection with his involuntary termination, he received the following compensation and benefits payments under our pre-existing Executive Severance Plan and broad-based programs for our employees:
•Cash severance payment of $1,540,000;(1)
•COBRA benefits for 52 weeks;(1) and
•a prorated annual bonus for 2024 based on actual company performance payout.(2)
Impact on LTI Awards
In addition, in recognition of his prior service and conditioned on his delivery of a release of claims, the HRCC approved the following treatment for a portion of his outstanding equity:
•Accelerated vesting of 181,832 outstanding time-based restricted stock granted to him in 2022 and 2023.
•Retention of a prorated portion (304,738 target shares) of his outstanding performance-based restricted stock granted to him in 2022 and 2023, which remained subject to their original performance conditions and vesting dates.
His remaining outstanding equity, consisting of performance-based restricted stock (167,751 target shares), was forfeited upon his termination.
____________________
(1)For more information see “—Other Benefits—Severance Benefits” below.
(2)For more information see “—2024 Short-Term Incentive Program” above.
2022 Special Transformation Award
During 2022, our leadership team was experiencing recruitment, retention, and motivational challenges following many years of revenue and adjusted EBITDA pressure, stock price decline, heavy workload to complete two divestitures in 2022, and a third pending divestiture. In November of 2022, following candid talent discussions with Ms. Johnson, the HRCC, with the assistance of its independent compensation consultant and management, approved a transformation award for Mr. Goff to continue as General Counsel through April 2024, including to oversee the Company’s successful execution of the then-pending sale of our European operations. This special cash award of $1,125,000 vested in full on April 1, 2024 if, and only if, the EMEA divestiture was completed by such date and subject to his continued employment through such date. Since these conditions were met, Mr. Goff earned this award on April 1, 2024.
Other Benefits
As a final component of executive compensation, we provide certain benefits designed to be competitive, in the aggregate, with similar benefits provided by our peers. We summarize these additional benefits below.
Retirement Plans
We maintain traditional broad-based qualified defined benefit and defined contribution retirement plans for our employees who meet certain eligibility requirements. In addition to these qualified plans, we maintain nonqualified supplemental plans that permit our officers to receive or defer amounts in excess of contribution caps under the Code that limit the amount of benefits highly compensated employees are entitled to receive or contribute under qualified plans. Additional information regarding our retirement plans is provided in the tables and accompanying discussion included below under the heading “Compensation Tables.”
Change of Control Arrangements
We have agreed to provide cash and other severance benefits to each of our executive officers under certain specified circumstances following a “change of control” of Lumen (generally: (1) any person becoming the beneficial owner of 30% or more of the outstanding Common Shares; (2) a majority of our directors being replaced; (3) consummation of certain mergers, substantial asset sales, or similar business combinations; or (4) approval by the shareholders of a liquidation or dissolution of the Company).

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Compensation Discussion & Analysis
Under these agreements, change of control benefits are payable to our executive officers if, within a certain specified period following a change of control (referred to as the “protected period”), the officer is terminated without “cause” or resigns with “good reason.”
The table below shows (1) the length of the “protected period” afforded to officers following a change of control and (2) the multiple of annual cash compensation and years of health and welfare benefits to which our officers will be entitled if change of control benefits become payable under our agreements:

	Protected Period	Multiple of Annual Cash Compensation(1)	Years of Welfare Benefits
CEO	2 years	2.5 times	2 years
Other Executives	1.5 years	2 times	2 years
Other Officers	1 year	1 time	1 year
(1)Annual cash compensation for these purposes is equal to the sum of (i) his or her base salary in effect at the date of termination and (ii) for the CEO, her target STI bonus for the year in which the termination occurs, and, for other executives and officers, the average of her or her STI bonuses for the three years immediately preceding the year in which the termination occurs
Each is also entitled to: (1) the officer’s STI bonus for the year of termination, based on actual performance and the portion of the year served; and (2) outplacement assistance for one year.
For purposes of these change of control agreements:
•“cause” means the officer’s: (1) willful breach of the provisions of his or her change of control agreement pertaining to nondisclosure of confidential information, non-solicitation, non-disparagement, and, where permitted by law, non-competition; (2) conviction of, or plea of guilty or nolo contendere to, a felony or other crime involving dishonesty or moral turpitude; (3) workplace conduct resulting in the payment of civil monetary penalties or the incurrence of civil non-monetary penalties that will materially restrict or prevent him or her from discharging his or her obligations to us; (4) habitual intoxication during working hours or habitual abuse of, or addiction to, a controlled substance; (5) material breach of Board-adopted policies applicable to management conduct; (6) participation in the public reporting of any information contained in any report filed by us with the SEC that was impacted by him or her knowing or intentional fraudulent or illegal conduct; or (7) substantial, willful, and repeated failure to perform his or her duties as instructed by. or on behalf of, the Board in writing; and
•“good reason” means: (1) any failure of ours to provide the officer with a position, authority, duties, and responsibilities at least commensurate in all material respects with the most significant of those held, exercised, and assigned by him or her at any time during the 180-day period immediately preceding the change of control; (2) any action that results in a diminution in any material respect in such position, authority, duties, or responsibilities; (3) a reduction of his or her base salary in effect as of the date of the change of control without her consent (except for across-the-board salary reductions similarly affecting all or substantially all similarly-situated officers); (4) he or she is advised of, manifests an awareness of, or becomes aware of facts that would cause a reasonable person to inquire into any failure in any material respect by us to comply with any of the provisions of his or her change of control agreement; or (5) any directive requiring him or her to be based at any office or location more than 50 miles from the office at which she was based immediately prior to the change of control or requiring him or her to travel on business to a substantially greater extent than required immediately prior to the change of control, subject in each case to our right to cure.
For more information on change of control arrangements applicable to our executives, including our rationale for providing these benefits, see “Compensation Tables—Potential Termination Payments—Payments Made Upon a Change of Control.” For information on change of control severance benefits payable to our junior officers and managers, see “—Severance Benefits” in the next subsection below.

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Compensation Discussion & Analysis
Severance Benefits
Over a decade ago, we adopted an Executive Severance Plan to support our management during transitions and demonstrate our commitment to responsible corporate practices. Under our Executive Severance Plan, if an executive officer is involuntarily terminated by us without “cause” or resigns without “good reason,” in each case in the absence of a “change of control,” he or she will receive (i) cash severance payments equal to a multiple of total targeted cash compensation, (ii) subsidized COBRA payments for a period of time, (iii) if employed for at least three months during the year of termination, a prorated annual bonus for the year of termination based on actual performance, and (iv) outplacement assistance. Severance benefits in connection with a qualifying termination related to a change of control are governed by each officer’s change of control agreement and described above.
The table below shows the multiple of total targeted cash compensation and years of COBRA benefits to which the executive officer will be entitled upon a qualifying termination, which benefits are subject to the officer’s execution of a release of claims in our favor and continued compliance with any applicable restrictive covenants:

	Multiple of Total Targeted Cash Compensation(1)	Years of COBRA
CEO	2 times	1 year
Other Executives and Senior Officers	1 time	1 year
(1)Total targeted cash compensation for these purposes is equal to the sum of (i) his or her base salary and (ii) his or her target STI bonus opportunity in effect at the date of termination.
Under our Executive Severance Plan:
•“cause” means the employee’s: (1) failure to substantially comply with supervisor directives, including directives related to job performance; (2) misconduct; (3) conduct that violates our ethics and compliance program, including our Code of Conduct; (4) conduct that is injurious to our reputation, customer relationships, employees, or finances; (5) act(s) that, if proven in a court of law, would constitute a felony crime; (6) act(s) of dishonesty, fraud, or moral turpitude; or (7) violation of any of the restrictive covenants found in the plan (e.g., with respect to misuse of our proprietary information, competing with us while an employee or during the 12 months after termination, and inducing our employees or customers to terminate their relationship with us or provide services to one of our competitors while an employee or during the 12 months after termination); and
•“good reason” means an employee’s resignation following our offer to him or her of a “non-comparable position (i.e., one offered as part of a reduction in headcount or certain corporate transactions like a sale that do not constitute a change of control which would result in the employee having to relocate by more than 50 miles in driving distance or has a total targeted compensation that is 90% or less than his or her then-current total targeted compensation), subject to our right to cure.
Under a policy that we adopted in 2012, we have committed to seek shareholder approval of any future senior executive severance agreements providing for cash payments, perquisites, and accelerated health and welfare benefits with a value greater than 2.99 times the sum of the executive’s base salary plus target bonus.
Perquisites
Officers are entitled to be reimbursed for the cost of an annual physical examination, plus related travel expenses. For 2024, no NEOs were reimbursed for an annual physical examination.
For several years, the Company operated a fleet of company-owned aircraft for use by our CEO and executives for business and personal travel. In late 2023, the Company sold its entire fleet of aircraft and entered into a time-share agreement with NetJets to provide travel for our CEO and executives.
In conjunction with appointing Ms. Johnson as our CEO in 2022, we agreed to provide her with the personal use of company-owned aircraft, at a cost to us of up to $200,000 per year, pursuant to her offer letter. In light of the change to NetJets, in early 2024, the HRCC reviewed the anticipated cost associated with the personal use of aircraft for our CEO via NetJets and changed the annual usage limit for our CEO from $200,000 to 50 flight hours.

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Compensation Discussion & Analysis
During 2024, our executives utilized NetJets for business travel from time to time, and the personal use of NetJets for our CEO was below her 50-flight hour annual limit. For purposes of valuing and reporting our CEO’s personal use of aircraft, we determine the incremental cost of aircraft usage on an hourly basis, calculated in accordance with applicable SEC guidance. The aggregate incremental cost of this usage, which may be substantially different than the cost as determined under alternative calculation methodologies, is reported as “Other Compensation” in the "Compensation Tables—Summary Compensation Table" appearing below.
Only one other NEO utilized NetJets for personal use and, having reimbursed us for the full aggregate incremental cost of the aircraft usage on an hourly basis, calculated in accordance with applicable SEC guidance, no amount is reported in the "Compensation Tables—Summary Compensation Table" appearing below.
For more information on the items under this heading, see the "Compensation Tables—Summary Compensation Table" appearing below.
Forfeiture and Clawback of Incentive Compensation
Our Corporate Governance Guidelines authorize the Board to recover, or “clawback,” compensation from an executive officer if the Board determines that any bonus, incentive payment, equity award or other compensation received by the executive was based on any financial or operating result that was impacted by the executive’s knowing or intentional fraudulent or illegal conduct. To date, no NEOs have been subject to any clawbacks.
Equity Compensation. For all of our outstanding equity awards, all recipients of our LTI grants have been required to contractually agree to forfeit their awards if, at any time during their employment with us or within 18 months after termination of employment, they engage in activity contrary or harmful to our interests. For unvested equity compensation, the recipient would forfeit any rights to future vesting of equity awards. We can clawback previously vested equity by requiring the recipient to return to us any cash, securities, or other assets received by him or her upon the sale of Common Shares he or she acquired through prior equity awards.
Short-Term Incentive Compensation. Our STI Program contains substantially similar forfeiture provisions under which the recipient would forfeit any rights to future payments of certain STI awards if, at any time during his or her employment with us (or after termination of employment and prior to the payment of the prior year’s STI bonus), her or she engages in activity contrary or harmful to our interests.
Dodd-Frank Clawback Policy. In compliance with NYSE listing standards and final SEC rules under the Dodd-Frank Act, effective October 2, 2023, the HRCC and Board adopted the Policy for the Recovery of Erroneously Awarded Compensation (the “Dodd-Frank Clawback Policy”) that requires Lumen to recoup cash and/or equity incentive compensation paid in the event of certain accounting restatements that correct an error in the Company’s financial statements. The Dodd-Frank Clawback Policy operates in addition to our other forfeiture and clawback policies and plan or award provisions described above.
Use of Employment Agreements
We have a long-standing practice of not providing traditional employment agreements to our officers and none of our executives has an employment agreement. However, we do from time to time enter into initial employment offer letters with prospective new employees, including executive officers, some of which include future commitments on our part. The offer letter, dated September 12, 2022, we entered into with Ms. Johnson in connection with her initial appointment as our CEO contains certain commitments by the Company with respect to the impact of termination on her equity awards, which end on the third anniversary of her start date and are described in greater detail under “Compensation Tables—Potential Termination Payments.” Her offer letter also entitles her to certain personal use of private aircraft, as described under “—Perquisites” above.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows a deduction to public companies for annual compensation over $1 million paid to a chief executive officer and certain other executive officers, referred to as covered employees. Although the deductibility of compensation is a consideration evaluated by the HRCC, the HRCC believes it is important to preserve flexibility in designing compensation programs and that the lost deduction on

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Compensation Discussion & Analysis
compensation payable in excess of the $1 million limitation for the NEOs who are covered employees does not outweigh the benefit of being able to attract and retain talented management. Accordingly, the HRCC will continue to retain the discretion to approve compensation that exceeds the $1 million deductibility limit.
Other Employee Benefits
We maintain certain broad-based employee health and welfare benefit plans in which the executive officers are generally permitted to participate on terms that are either substantially similar to those provided to all other participants or which provide our executives with enhanced benefits upon their death or disability.
Section Five—HRCC Engagement and Compensation Governance
Role of Human Resources and Compensation Committee
Lumen’s ability to fulfill our purpose is dependent on the quality and capabilities of our people. Lumen’s highly competitive business requires attracting, developing, and retaining a motivated team that is inspired by leadership, engaged in meaningful work, motivated by career growth opportunities, and thriving in a culture where teamwork, trust, and transparency drive both individual and collective success.
As further described in “Board of Directors and Governance—Board Committees—Human Resources and Compensation Committee,” the HRCC, which is composed of solely of independent directors, is responsible for, among other things, the following:
•Determining and approving compensation for our CEO, other officers subject to Section 16 of the Exchange Act, and officers that report directly to the CEO (i.e., the senior leadership team);
•Reviewing and approving the design and administration of the Company’s equity incentive and executive compensation programs and practices, which includes oversight of our share usage, burn rate, dilution and overhang levels;
•Reviewing and recommending to the Board of Directors the compensation and benefits for our Board of Directors; and
•Overseeing the Board’s relationship with, and response to, stockholders on executive compensation matters.
As discussed elsewhere herein, the HRCC spent a considerable amount of time in 2024 engaged with its independent compensation consultant and our management on the recalibration of our 2024 incentive programs and monitoring of our share usage, burn rate, dilution, and overhang levels.
Equity Grant Timing Practices
The HRCC generally approves annual equity awards under our LTI program during a meeting in the first quarter of each year. The HRCC’s first quarter meetings are scheduled approximately 15 months in advance and targeted to fall within the window period following the release of our earnings for the fourth quarter of the previous year, typically by at least a week. Consistent with recent years, in 2024 the awards were approved by the HRCC on February 21, 2024 following our release of earnings for 2023 on February 4, 2024, with the grant date for the LTI awards being March 1, 2024 and the award amounts based on the 15-day volume-weighted average closing price ending the day prior to the grant date. As described in this CD&A, the LTI program for our senior leadership team, including our NEOs, currently includes grants of time-based and performance-based restricted shares or units and, for 2024, included performance-based cash awards. We have not granted stock options in several years. The HRCC does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Compensation Discussion & Analysis
Year-round Engagement Informs Compensation Design and Awards
The HRCC’s processes to review and approve our executive compensation programs are both cyclical and ongoing.

REVIEW CURRENT PERFORMANCE OBJECTIVES
•Quarterly review of year-to-date results and projected performance against objectives underlying outstanding awards to measure our projected payouts against targets and peers
•At-least annual review of realized and realizable pay and tally sheets for our senior leadership team

REVIEW MARKET TRENDS AND FEEDBACK
•At-least quarterly engagement with the HRCC’s independent compensation consultant
•Review compensation trends at peer companies and market influences
•Shareholder engagement in the spring and fall, more often if the opportunity arises, to gather feedback from shareholders regarding executive compensation matters and incentive design

CONSIDER IMPACT OF BOARD’S APPROVAL OF COMPANY STRATEGY
•Annual Board meeting to set annual and long-term strategy
•Board approval of annual budget and long-term plan
•During 2024, the Board approved an out-of-cycle revision to our annual budget in August and long-term plan in November, which included assumptions for the recently announced Private Connectivity Fabric (PCF) partnerships

APPROVE CURRENT PERFORMANCE PAYOUTS AND SET PERFORMANCE OBJECTIVES FOR THE UPCOMING YEAR
•Year-end review of year-to-date results and performance against objectives underlying outstanding awards to calculate and approve our payouts against targets and peers
•Annually, the HRCC implements any program design changes to our performance objectives in light of business priorities, shareholder input, corporate governance trends, best practices and regulatory developments
•Annually, generally in the first quarter, the HRCC approves performance objectives and rigorous targets for the upcoming year
•During 2024, the HRCC approved out-of-cycle revisions to our 2024 STI targets and replaced the financial metric for our 2024 LTI program

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Compensation Discussion & Analysis
Role of CEO and Management
The HRCC regularly reviews the compensation programs for our senior leadership team, including our NEOs, as well as the wider group of participating employees, to ensure such programs achieve our compensation objectives, including aligning executive compensation with our strategies and shareholder interests. As part of this review, the HRCC closely monitors the compensation programs of, and pay levels of executives from, companies of similar size and complexity to gauge our compensation strategies against market practices and trends.
At least annually, the HRCC discusses its assessment of the performance of our CEO in executive session, reviews her compensation, including as compared to “market” pay levels, and approves any changes to her compensation. Similarly, for each other member of the senior leadership team, the HRCC discusses directly with our CEO, in executive session as appropriate, the CEO’s and HRCC’s assessment of his or her performance and the CEO’s recommendations regarding his or her compensation, including as compared to “market” pay levels and internal peers, and approves any changes to his or her compensation.
Role of Compensation Consultants
The HRCC engages an independent compensation consultant to assist in the design and review of our executive compensation programs, to determine whether the HRCC’s philosophy and practices are reasonable and compatible with prevailing practices and to provide guidance on specific compensation levels based on industry trends and practices.
Semler Brossy Consulting Group, LLC (Semler Brossy) began serving as the HRCC’s independent compensation consultant in July 2021 and during 2024 attended all of the HRCC’s meetings. Semler Brossy supported the HRCC and management by providing external market data and advising on industry trends and best practices. Semler Brossy actively participated in the design, development, and recalibration of our 2024 incentive programs and partnered with management on monitoring our share usage, burn rate, dilution, and overhang levels and the shift to performance-based long-term cash for our 2024 LTI awards. Semler Brossy also supported the HRCC in developing the compensation packages for the incoming and outgoing members of our senior leadership team.
After conducting a nationwide search, in December 2024, the HRCC engaged Compensia Inc. (Compensia) as its new independent compensation consultant, replacing Semler Brossy. Compensia participated in our HRCC meetings in February 2025, advising and participating in the design and development of our 2025 executive compensation programs. Neither Semler Brossy nor Compensia provides or provided any other services to the Company and neither has or had a prior relationship with any of our NEOs. As required by SEC rules and NYSE listing standards, the HRCC assessed the independence of both Semler Brossy and Compensia and concluded that each firm’s work has not raised any conflicts of interest.
Role of Peer Companies
In the second half of each year, with assistance from its independent consultant, the HRCC determines the “peer groups” to be used by Lumen for purposes of assessing the compensation for our senior officers (Compensation Benchmarking Peer Group) and our total shareholder return performance (TSR Peer Group), which informs decisions regarding our executive pay programs and compensation decisions for the following year.
Compensation Benchmarking Peer Group
Annually, with the assistance of its independent compensation consultant and management, the HRCC reviews and approves the Compensation Benchmarking Peer Group—a list of peer companies we use in the competitive market analyses of compensation for our NEOs and other senior officers.
We believe that our Compensation Benchmarking Peer Group should reflect Lumen’s industry, organizational complexity, and market for management talent. However, we believe the list of direct peers is limited because few, if any, other communications companies are similarly sized and similarly configured in terms of their lines of business, markets, and customers.

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Compensation Discussion & Analysis
Further, as we continue to evolve into a technology-focused networking company, our employee base, peer group, and compensation programs are also evolving. Although in the past we had considerable success in attracting and retaining talent with fiscally prudent market-based pay packages, we now compete with software and other technology-focused companies for a more limited pool of leadership talent. As a result, the individuals in that limited candidate pool, who frequently have unique talents and expertise, are able to command much higher levels of compensation than what we have paid historically, making executive recruitment and retention more challenging.
To address these challenges, the HRCC reviews and approves the list of companies that compose our Compensation Benchmarking Peer Group during a two-step process.
In the first step, we use the framework below to capture companies that are comparable in size and have similar business strategies and financial models, recognizing that there are very few, if any direct peers. The following attributes are reviewed and screened in order of importance:

Screening Process	Analysis of Screening Process

Primary Screen
•Revenues (target between one-half and two times our revenue)
•Market capitalization (target between one-third and three times our market cap)
Secondary Screen
•Assets (target between one-third and three times our assets)
•Enterprise value (target between one-third and three times our enterprise value)
Qualitative Screen
•Focus on companies with a growth strategy similar to Lumen as it transitions away from its traditional telecom business to its enterprise technology business
•Disclosed peer of peers
•Reverse peers
•Peer group selected by proxy advisors

•There are a limited number of potential peer companies with comparable revenues, so the annual revenue for some of our peers are more or less than our targeted multiple. Notwithstanding that, our revenue is well positioned compared to the median of our peers, at the 47th percentile. Additionally, each company in our Compensation Benchmarking Peer Group is engaged in a line of business conducted by us, and is included in the peer of peers and proxy advisor peer screens, which further supports their inclusion in such group.
•There are very few peers with market capitalization similar to ours. The HRCC, in agreement with its independent consultant, believes revenue is a more appropriate, stable, and common metric for sizing and selecting peer groups and is a better measure for assessing organizational complexity.
•The HRCC believes the use of the median, and not the average, for competitive market data mitigates the inclusion of both larger and smaller peer companies.

Outcomes from Screening Process

2024 Compensation Benchmarking Peer Group
In August 2023, based on the results of the screening process and input from HRCC’s independent consultant, the HRCC reviewed the 2023 Compensation Benchmarking Peer Group of 14 companies and approved its use without change as the 2024 Compensation Benchmarking Peer Group.
2025 Compensation Benchmarking Peer Group
In August 2024, based on the results of the screening process and input from HRCC’s independent consultant, the HRCC reviewed the 2024 Compensation Benchmarking Peer Group of 14 companies and, with the following changes, approved the 14 companies in our 2025 Compensation Benchmarking Peer Group:
•Removals (3 Companies). DISH network and VMWare were each acquired in late 2023, and as a result, their pay data was no longer available. Charter Communications, Inc. remained a direct competitor in the traditional fiber and broadband business and named Lumen as its peer; however, it exceeded all four of our financial screening criteria and was no longer considered a peer of Lumen by proxy advisory firms.
•Additions (3 Companies). EchoStar Corporation, NetApp, Inc., and Frontier Communications each have significant overlap with Lumen’s business strategy and are comparable to Lumen based upon the financial screening criteria.

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Compensation Discussion & Analysis
For our Primary Screen, with respect to both our 2024 and 2025 Compensation Benchmarking Peer Group, Lumen was positioned at the 47th percentile in terms of revenue and below the 5th percentile of market capitalization as of May 2023 and July 2024, respectively. Given the decline in our share price over the last few years, which we hope to be temporary while we execute on our transformation, we placed greater weighting on our Secondary Screen of assets for our 2024 and 2025 Compensation Benchmarking Peer Group, with respect to which we were positioned at the 49th and 50th percentiles as of May 2023 and July 2024, respectively.
In the second step, the HRCC’s independent compensation consultant calculates median salaries for our senior officer positions using compensation data publicly disclosed by members of the Compensation Benchmarking Peer Group and, for executive positions with no publicly-disclosed compensation data, the HRCC reviews compensation survey data for companies in the telecommunications industry and general industry that are generally similar to us in size. Then, the HRCC compares the compensation of each of our senior officers to the median compensation of comparable officers derived from such market analysis to determine if our senior officers are being paid below, at, or above “market” rates.
The HRCC used median compensation data derived from its analysis of pay by members of our 2024 Compensation Benchmarking Peer Group to inform its compensation decisions and offer packages for our senior officers throughout 2024. For more information see “Section Four—Compensation, Design, Awards and Payouts for 2024” above.
Once established, we believe that a well-selected peer group for compensation benchmarking should remain in use for several years to help inform reliable and consistent market positioning, longer-term pay trends, and market practices. Our Compensation Benchmarking Peer Group is summarized in the table following discussion of our TSR Peer Group below.
TSR Peer Group
We separately maintain a TSR Peer Group for purposes of measuring our relative stock price performance, which impacts payouts under our LTI grants. As discussed above, our Compensation Benchmarking Peer Group is somewhat constrained by the number of companies based on revenue, enterprise value, and market capitalization. However, our TSR Peer Group is composed of a broader universe of companies we believe investors are considering when evaluating whether to invest in Lumen or our industry because profiles of investment opportunity and risk are likely to be more important to an investor than company size.

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Compensation Discussion & Analysis
In November 2023, in preparation for the 2024 LTI grant, the HRCC’s independent compensation consultant collaborated with management as part of an evaluation process to identify and screen relevant public companies to determine our TSR Peer Group, with the desired result of at least 15 to 20 peer companies, as follows:

Screening Process	Analysis of Screening Process

Primary Screen
•The primary consideration when selecting our TSR Peer Group for 2024 was the need to have peers with similar industry, business, and risk profiles as ours
•Start with a universe of potential similar industry peers with technology, telecommunications, cable, and satellite services and various technology industries within our GICS industry and sub-industry
Secondary Screen
•Conduct a historical stock price correlation between Lumen and a potential peer universe based on the industry sectors identified
•Perform back-testing on historical stock performance (including TSR and Beta and impacts of macroeconomic factors that would impact all companies similarly)
Qualitative Screen
•Focus on companies with a growth strategy similar to Lumen as it transitions away from its traditional Telecom business to Enterprise Technology
•Disclosed peer of peers
•Reverse peers
•Review disclosed compensation peer group by proxy advisors

•The analysis of our 2024 TSR Peer Group started with a review of our 2023 TSR Peer Group.
•Given the Company's strategic shift and recent stock price volatility, our independent compensation consultant recommended Lumen should maintain the TSR peer group for the following cycle and reevaluate the comparator group approach more holistically for 2025, as Lumen's use of a custom peer group remains uncommon among peers and across the broader industry.

Outcomes from Screening Process

2024 TSR Peer Group
In August 2023, based on the results of the screening process and input from HRCC’s independent consultant, the HRCC reviewed the 2023 TSR Peer Group of 15 companies and approved its use without change as our 2024 TSR Peer Group. DISH Network Corp was subsequently acquired by EchoStar Corporation and was then excluded from our 2024 TSR Peer Group.
2025 TSR Peer Group
In November 2024, based on the results of the screening process and input from HRCC’s independent consultant, the HRCC reviewed the 2024 TSR Peer Group of 14 companies and, other than the removal of Consolidated Communications Holdings, Inc. following its acquisition in December 2024, approved its use without change as our 2025 TSR Peer Group.

111
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Discussion & Analysis
With respect to the 2024 TSR Peer Group, as of September 2023, Lumen was positioned at the 5th percentile in terms of three-year TSR and the 23rd percentile in terms of market capitalization. Consistent with the decline in our share price over the last few years, which we hope to be temporary while we execute on our transformation, these peer rankings represent shifts compared to the analysis done in connection with the establishment of the 2023 TSR Proxy Peer Group, where Lumen was positioned at the 31st and 46th percentiles for three-year TSR and market capitalization, respectively, as of December 2022. With respect to our 2025 TSR Peer Group, we were positioned at the 25th and 4th percentiles for three-year TSR and market capitalization, respectively, as of September 2024.
The 2024 Compensation Benchmarking and TSR Peer Groups are summarized in the table below.

Our Compensation Benchmarking Peer Group	Common to both peer groups	Our TSR Peer Group

Cognizant Technology Solutions Corp DXC Technology Corp Hewlett Packard Enterprise NetApp Oracle Corp QUALCOMM Inc. Seagate Technology plc T-Mobile US, Inc. Western Digital Corp	CISCO Systems Inc. EchoStar Corp Frontier Communications Liberty Global plc Motorola Solutions, Inc.
AT&T, Inc.
Cable One, Inc.
Charter Communications, Inc.
Cogent Communications Holdings, Inc.
Comcast Corporation
Consolidated Communications
Telephone & Data Systems Inc.
United States Cellular Corporation
Viasat, Inc.
Verizon Communications Inc.

14 Compensation Benchmarking peers		15 TSR peers
Stock Ownership Guidelines
Under our current stock ownership guidelines, our executive officers are required to beneficially own Lumen stock in market value equal to a multiple of their annual salary, as outlined in the table below, and each outside director must beneficially own Lumen stock equal in market value to five times the annual cash retainer payable to outside directors.
Stock Ownership Guidelines

Party	Guideline	Value(1)(2)
CEO	6X Base Salary	$7,800,000
Other Current NEOs	3X Base Salary	$2,225,000
Outside Directors	5X Annual Cash Retainer	$500,000
____________________
(1)Value for CEO of $7.8M is based on Ms. Johnson’s annual salary as of December 31, 2024.
(2)Value reflected in the table for our other Current NEOs is based on the average annual salary for such officers as of December 31, 2024. Each officer’s target, however, is based on his or her individual base salary.

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Compensation Discussion & Analysis
Each executive officer and outside director has three and five years, respectively, to attain these targets. For any year during which an executive or outside director does not meet his or her ownership target, the executive or director is required to hold 65% of any Lumen stock that he or she acquires through our equity compensation programs (other than any shares we sell to pay related taxes).
As of March 19, 2025, of our 15 then-current NEOs and outside directors, 14(1) were in compliance and one(2) was within his five year compliance window.
____________________
(1)Messrs. Allen, Brown, Chilton, Clontz, Fowler, Glenn, Jones, Stansbury and Ward and Messes. Béjar, Haynes-Gaspar, Johnson, Linear, and Siegel were in compliance.
(2)Mr. Capossela, who joined our Board on October 29, 2024, has until October 29, 2029 to comply with these guidelines.
Human Resources and Compensation Committee Report
The HRCC has reviewed and discussed with management the report included above under the heading “Compensation Discussion & Analysis.” Based on this review and discussion, the HRCC recommended to the Board that the Compensation Discussion & Analysis report be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the Human Resources and Compensation Committee of the Board of Directors as of March 6, 2025.

Laurie A. Siegel (Chair)	Quincy L. Allen	Martha H. Béjar	Christopher Capossela	Steven T. “Terry” Clontz	T. Michael Glenn

113
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Tables
Summary Compensation Table
The following table sets forth the compensation paid to each of our NEOs in all capacities in which they served for fiscal years 2022, 2023, and 2024.
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation(5)	Total
Current NEOs(6)
Kate Johnson President and CEO	2024	$1,283,607	—	$6,135,630	$2,957,252	$—	$123,502	$10,499,991
	2023	1,200,000	—	6,215,329	1,996,800	—	180,834	9,592,963
	2022	180,840	$1,000,000	3,013,700	329,129	—	254,461	4,778,130
Chris D. Stansbury EVP and CFO	2024	$841,803	—	$2,368,137	$1,117,496	$—	$30,300	$4,357,736
	2023	800,000	—	3,271,226	915,200	—	10,354	4,996,780
	2022	565,200	$150,000	8,792,466	642,915	—	10,854	10,161,435
David Ward EVP, Chief Technology & Product Officer	2024	$622,920	$1,000,000	$2,481,228	$661,541	$—	$13,800	$4,779,489
Ashley Haynes-Gaspar EVP, Chief Revenue Officer	2024	$625,019	$250,000	$1,011,840	$663,770	$—	$21,462	$2,572,091
	2023	553,972	250,000	2,160,675	483,950	—	9,000	3,457,597

Former NEOs
Stacey Goff Former EVP, General Counsel and Secretary(7)	2024	$411,202	$1,125,000	$—	$393,006	$144,894	$1,599,900	$3,674,002
	2023	700,000	—	1,079,907	698,880	176,563	63,999	2,719,349
	2022	656,338	—	2,336,539	716,721	—	44,653	3,754,251
Chadwick Ho Former EVP and Chief Legal Officer and Secretary(8)	2024	$392,077	$650,000	$1,051,282	$312,284	$—	$11,754	$2,417,397
Satish Lakshmanan Former EVP, Chief Product Officer(9)	2024	$354,645	$1,400,000	$1,309,237	$282,471	$—	$1,100,000	$4,446,353
(1)For all NEOs other than Mr. Goff, the amounts in this column represent an on-boarding bonus paid to the NEO following his or her start date and subject to a “clawback” if the NEO voluntarily resigns or is terminated for “cause” (as defined in our Executive Severance Plan) before the two-year anniversary of his or her start date. For additional information regarding the impact of certain NEO departures on the on-boarding bonuses, see “Section Four—Compensation Design, Awards, and Payouts for 2024—Compensation Arrangements Related to Leadership Transition” in our CD&A. For Mr. Goff, the amount represents a special bonus award paid in April 2024, described in further detail in “Section Four—Compensation Design, Awards, and Payouts for 2024—Compensation Arrangements Related to Leadership Transition” in our CD&A.
(2)For 2024, the amounts shown in this column reflect the fair value of grants of restricted stock made to our NEOs under our LTI program. The fair value of the these awards, all of which have time-based vesting, has been determined in accordance with FASB ASC Topic 718, based on the closing trading price of our Common Shares on the day of grant. As such, the amounts reported in this column reflect grant date values ($1.23-$1.70) rather than the stock price used to calculate the number of shares underlying the awards ($1.29-$1.79), which was the 15-day volume-weighted average closing price prior to the date of grant. As described in our CD&A, for our annual 2024 awards, we granted long-term performance-based cash awards in lieu of performance-based equity awards, and as a result, the values reported in this column are significantly below the NEOs’ LTI target grant values for 2024. Similarly, in 2024, we granted a portion of the initial LTI awards to Messrs. Ward and Lakshmanan in cash instead of equity. All of these cash LTI awards are reflected in the “Grant of Plan Based Awards Table” but, in accordance with SEC rules, will only be reflected in the "Summary Compensation Table" in our future proxy statements if and when earned. For more information on our 2024 LTI awards, see the section entitled, “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Long-Term Incentive Compensation” in our CD&A.

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Compensation Tables
(3)The amounts shown in this column reflect cash payments made under our short-term incentive program for actual performance for the respective years. For additional information, see “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Short-Term Incentive Program” in our CD&A.
(4)Reflects the net change during each of the years reflected in the present value of Mr. Goff’s accumulated benefits under the defined benefit plan discussed below under the heading “— Pension Benefits.”
(5)We calculate the aggregate incremental cost based on the payments made by us to provide the applicable benefit. For fiscal 2024, the amounts shown in this column are comprised of (i) the cost of personal use of aircraft via NetJets; (ii) Company contributions or other allocations to our defined contribution plans; (iii) personal identity theft protection service; (iv) personal security costs; and (v) severance benefits, in each case for and on behalf of the named executives as follows:
All Other Compensation—2024

NEO	Aircraft Use	Contributions to Plans	Identity Theft Protection	Security Costs	Severance Benefits(i)	Total 2024 All Other Compensation
Current NEOs
Ms. Johnson	$99,118	$13,800	$9,000	$1,584	$—	$123,502
Mr. Stansbury	—	13,800	9,000	7,500	—	30,300
Mr. Ward	—	13,800	—	—	—	13,800
Ms. Haynes-Gaspar	—	12,462	9,000	—	—	21,462
Former NEOs
Mr. Goff	—	30,698	—	—	1,569,202	1,599,900
Mr. Ho	—	11,754	—	—	—	11,754
Mr. Lakshmanan	—	—	—	—	1,100,000	1,100,000
(i)    See “Section Four—Compensation Design, Awards, and Payouts for 2024—Compensation Arrangements Related to Leadership Transition” in our CD&A.
For additional information regarding perquisites, see “Section Four—Compensation Design, Awards, and Payouts for 2024—Other Benefits—Perquisites” in our CD&A.
(6)The employment of Ms. Johnson, Mr. Stansbury, Mr. Ward, and Ms. Haynes-Gaspar commenced on November 7, 2022, April 4, 2022, February 12, 2024, and January 9, 2023, respectively,
(7)Mr. Goff’s employment with us ended on August 2, 2024.
(8)Mr. Ho’s employment with us began on June 10, 2024 and ended on February 7, 2025.
(9)Mr. Lakshmanan’s employment with us began on January 8, 2024 and ended on August 30, 2024.

115
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Tables
Grant of Plan Based Awards
The following table presents additional information regarding all equity and non-equity incentive plan awards granted to our NEOs in fiscal 2024.
Grants of Plan-Based Awards

NEO	Type of Award and Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (STI)(2)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (LTI)(3)			All Other Stock Awards: Unvested Shares(4) (#)	Grant Date Fair Value of All Other Stock Awards(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Current NEOs
Ms. Johnson	STI Bonus	$1,392,303	$2,784,606	$5,569,212
	TBRS—Annual							3,609,194	$6,135,630
	PLTC—FCF				$2,137,500	$4,275,000	$8,550,000
	PLTC—rTSR				$2,137,500	$4,275,000	$8,550,000
Mr. Stansbury	STI Bonus	$526,128	$1,052,256	$2,104,512
	TBRS—Annual							1,393,022	$2,368,137
	PLTC—FCF				$825,000	$1,650,000	$3,300,000
	PLTC—rTSR				$825,000	$1,650,000	$3,300,000
Mr. Ward	STI Bonus	$311,460	$622,920	$1,245,840
	TBRS—Initial							912,209	$1,404,802
	TBRS—Annual							633,192	$1,076,426
	PLTC—FCF				$375,000	$750,000	$1,500,000
	PLTC—rTSR				$375,000	$750,000	$1,500,000
Ms. Haynes- Gaspar	STI Bonus	$312,510	$625,019	$1,250,038
	TBRS—Annual							595,200	$1,011,840
	PLTC—FCF				$352,500	$705,000	$1,410,000
	PLTC—rTSR				$352,500	$705,000	$1,410,000
Former NEOs
Mr. Goff	STI Bonus	$246,708	$493,416	$986,832
Mr. Ho(6)	STI Bonus	$196,035	$392,070	$784,140
	TBRS—Initial							505,051	$621,213
	TBRS—Annual							349,650	$430,070
	PLTC—FCF				$168,750	$337,500	$675,000
	PLTC—rTSR				$168,750	$337,500	$675,000
Mr. Lakshmanan(7)	STI Bonus	$177,320	$354,640	$709,280
	TBRS—Initial							419,862	$663,382
	TBRS—Annual							379,915	$645,856
	PLTC—FCF				$225,000	$450,000	$900,000
	PLTC—rTSR				$225,000	$450,000	$900,000
(1)Definitions of these terms and information on the grant dates appear elsewhere in these footnotes. The LTI awards granted on March 1, 2024 were approved by our HRCC on February 21, 2024, the LTI awards granted to Mr. Ho on June 10, 2024 were approved by the HRCC on April 25, 2024 and the LTI awards granted to Mr. Ward on February 12, 2024 were approved by the HRCC on February 2, 2024.
(2)Consists of potential payouts under the annual STI bonus program for our NEOs for 2024 approved on February 26, 2024. The target is equal to product of the executive’s earned base salary and his or her STI target bonus percentage. The threshold represents 50% of the executive’s target, as for each of the three measures of our performance (adjusted EBITDA (50%), revenue (35%), and customer experience (15%)), performance below 50% of that measure’s target would have resulted in no payment to the executive with respect thereto. The maximum represents 200% of the executive’s target, as in no event could an executive have received more than 200% of his or her target even if performance was 200% for each measure of our performance and his or her individual performance was assessed at 120% of target. Further, while not reflected in the table, the bonus otherwise payable to any NEO could have been eliminated based on his or her individual performance. See “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Short-Term Incentive Program” in our CD&A for more information. The actual amounts paid for 2024 performance are reported in the “Non-Equity Incentive Plan Compensation” column of the "Summary Compensation Table."

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Compensation Tables
(3)Consists of the performance-based portion of our 2024 LTI awards granted in the form of long-term cash (PLTC) awards on March 1, 2024 to each of Mses. Johnson and Haynes-Gaspar and Messrs. Stansbury, Ward, and Lakshmanan and June 10, 2024 to Mr. Ho. Performance under each award will be measured over the three-year period from January 1, 2024 to December 31, 2026, half against our relative TSR (PLTC-rTSR) and half against our cumulative free cash flow (PLTC-FCF). The awards to our current NEOs will vest, if at all, on March 1, 2027, generally subject to continued employment through the relevant vesting date. Payout under these awards, if any, will be made in cash and may range between zero to 200% of target. See “Section Four—Compensation Design, Awards, and Payouts for 2024—2024 Long-Term Incentive Compensation” in our CD&A for more information.
(4)Consists of time-based restricted stock (TBRS). For each of our NEOs, it includes the time-based portion of our 2024 LTI awards (TBRS-Annual) granted on March 1, 2024 to each of Mses. Johnson and Haynes-Gaspar and Messrs. Stansbury, Ward, and Lakshmanan and June 10, 2024 to Mr. Ho. One-third of the TBRS-Annual granted to our current NEOs vested on March 1, 2025 and the remainder will vest in two equal installments on each of the next two anniversaries of the grant date, generally subject to continued employment through the relevant vesting date (the awards to each of our former NEOs having been canceled upon the termination of his employment). For each of Messrs. Ward, Ho, and Lakshmanan, it also includes a time-based restricted stock on-boarding award (TBRS-Initial). Mr. Ward’s TBRS-Initial award was granted on February 12, 2024; one-fourth of the award vested on February 12, 2025 and the remainder will vest in three equal installments on the next three anniversaries of the grant date, generally subject to his continued employment through the relevant vesting date. Mr. Ho’s TBRS-Initial award was granted on June 10 2024; one-third of the award would have vested on each of the first three anniversaries of the grant date, had he remained continually employed through the relevant vesting date. Mr. Lakshmanan’s TBRS-Initial award was granted on January 8, 2024; one-third of the award would have vested on each of the first three anniversaries of the grant date, had he remained continually employed through the relevant vesting date. See “Section Four—2024 Long-Term Incentive Compensation” in our CD&A for more information. As discussed elsewhere, while not appearing in this table, each of Messrs. Ward and Lakshmanan also received time-based cash on-boarding awards. These on-boarding awards are described in more detail under “—Section Four—Compensation Design, Awards, and Payouts for 2024—Compensation Arrangements Related to Leadership Transition.”
(5)Calculated in accordance with FASB ASC Topic 718 in the manner described in Note 2 to the "Summary Compensation Table" above.
(6)All of Mr. Ho’s TBRS and PLTC awards were forfeited when his employment ended on February 7, 2025.
(7)All of Mr. Lakshmanan’s TBRS and PLTC awards were forfeited when his employment ended on August 30, 2024.
For more information, see “—Section Four—Compensation Design, Awards, and Payouts for 2024” and “—Potential Termination Payments.”

117
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Tables
Outstanding Equity Awards
The following table summarizes information about all outstanding unvested equity awards held by our NEOs as of December 31, 2024.
Outstanding Awards at December 31, 2024

			Stock Awards			Equity Incentive Awards(1)
Name	Grant Date		Number of Unvested Shares (#)		Market Value of Unvested Shares ($)(2)	Number of Unvested Shares (#)		Market Value of Unvested Shares ($)(2)
Current NEOs
Ms. Johnson	11/7/2022		117,040	(3)	$621,482	—		$—
	3/1/2023		973,236	(4)	5,167,883	—		—
	5/18/2023	(5)	—		—	1,094,891	(6)	5,813,869
	3/1/2024		3,609,194	(4)	19,164,820	—		—
Mr. Stansbury	4/4/2022		346,952	(7)	$1,842,315	118,218	(8)	$627,735
	3/1/2023		512,230	(4)	2,719,941	—		—
	5/18/2023	(5)	—		—	576,259	(6)	3,059,933
	3/1/2024		1,393,022	(4)	7,396,947	—		—
Mr. Ward	2/12/2024		912,209	(9)	$4,843,830	—		$—
	3/1/2024		633,192	(4)	3,362,250	—		—
Ms. Haynes-Gaspar	1/9/2023		149,348	(10)	$793,038	—		$—
	3/1/2023		136,594	(4)	725,314	153,669	(6)	815,982
	3/1/2024		595,200	(4)	3,160,512	—		—
Former NEOs(11)
Mr. Goff	2/25/2022		—		$—	56,326	(8)	$299,091
	3/1/2023		—		—	96,043	(6)	509,988
Mr. Ho	6/10/2024		854,701	(12)	$4,538,462	—		$—
(1)Represents performance-based equity awards, payouts in respect of which may range between zero to 200%. The table above assumes that, as of December 31, 2024, we would perform at “threshold” levels for our annual 2022 and 2023 awards, such that all performance-based shares granted to each named executive would vest at 50% of target. With respect to our 2022 performance-based equity awards, our actual performance was "below threshold" and therefore no shares vested (see note 7 below).
(2)Calculated using the closing price of our Common Shares on NYSE on December 31, 2024, the last trading day of 2024, which was $5.31.
(3)Represents the unvested portion of a prorated annual grant of time-vested restricted stock made to Ms. Johnson upon her start in 2022 that will vest on November 7, 2025, generally subject to her continued employment through such date.
(4)Represents the time-based portion of our 2023 or 2024 annual grant of time-vested restricted stock, as the case may be, that will vest in three equal installments on each of the first three anniversaries of the grant date, generally subject to the executive’s continued employment through the relevant vesting date.
(5)Ms. Johnson and Mr. Stansbury’s awards were originally granted on March 1, 2023, but due to the number of shares then-available in our share pool, the awards were canceled and reissued on May 18, 2023, following shareholder approval of the Second Amended and Restated 2018 Equity Incentive Plan, with terms identical to the original grants but for the grant date.
(6)Represents the outstanding performance-based portion of our 2023 annual restricted stock awards, based on achieving threshold performance goals. The number of shares earned will range between 0 to 200% of the number granted, depending on the Company’s achievement level with respect to the following two separate performance targets for the three-year period from 2023 to 2025: (i) 50% of the total target shares granted will be measured against the Company’s cumulative adjusted EBITDA results; and (ii) 50% of the total target shares granted will be measured against the Company’s relative total shareholder return against the performance of a peer group of companies in the communications industry, subject to certain limits if our actual TSR is negative. These awards will vest on March 1, 2026, if at all, subject to the level of achievement against the metrics and the executive’s continued employment through such date for the executives other than Mr. Goff. Mr. Goff was granted 345,755 target number of PBRS, 153,669 of which were forfeited upon his termination on August 2, 2024, and 192,086 of which remained outstanding, subject to attainment of performance goals.
(7)Mr. Stansbury was awarded two grants of time-vested restricted stock upon his start in 2022, consisting of (i) an annual grant and (ii) an onboarding grant. Of the 157,622 shares of restricted stock granted in connection with his annual award, 52,540 vested on April 4, 2023, 52,541 vested on April 4, 2024, and 52,541 are unvested and will vest on the next anniversary of the grant date, generally subject to his continued employment through such date. Of the 339,705 shares of his restricted stock granted in connection with his onboarding grant, 22,647 vested on each of April 4 of 2023 and 2024, 22,647 will vest on the next anniversary of the grant date, and 135,882 will vest on each of the fifth and seventh anniversaries of the grant date, generally subject to his continued employment through the relevant vesting date.

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Compensation Tables
(8)Represents the outstanding performance-based portion of Messrs. Stansbury’s and Goff’s 2022 annual restricted stock awards, based on achieving threshold performance goals. Mr. Stansbury and Mr. Goff had a target number of shares of 236,435 and 112,652, respectively, outstanding on December 31, 2024. As described in greater detail in “Section Four—LTI Linkage to Performance-No Payouts Under 2022 PBRS Awards,” we achieved below threshold performance against the target for both of the metrics against which these awards were measured, resulting in 0% payout and forfeiture of all 2022 PBRS awards.
(9)Represents the unvested portion of the onboarding grant of time-vested restricted stock made to Mr. Ward upon his start in 2024, one-fourth of which vested on February 12, 2025, and the remainder of which will vest in three equal installments on each of the next three anniversaries of the grant date, generally subject to his continued employment through the relevant vesting date.
(10)Represents the unvested portion of the onboarding grant of time-vested restricted stock made to Ms. Haynes-Gaspar upon her start in 2023, one-third which vested on each of January 9, 2024 and 2025, and the remainder of which will vest on the next anniversary of the grant date, generally subject to her continued employment through such date.
(11)Mr. Lakshmanan is excluded from the table, as his employment ended on August 30, 2024, and any outstanding equity awards he held on that date were canceled in connection with his termination.
(12)Mr. Ho was awarded two grants of time-vested restricted stock upon his start on June 10, 2024, consisting of (i) a prorated annual grant and (ii) an onboarding grant. The total of 854,701 shares granted to Mr. Ho on June 10, 2024, all of which were unvested as of December 31, 2024, were forfeited when his employment ended on February 7, 2025.
For the impact the termination of the employment of each NEO would have on their equity awards, please see “Potential Termination Payments” below.
Stock Vesting Table
The following table provides details regarding the equity awards held by our NEOs that vested during 2024. Restricted stock was the only equity award held by our NEOs during 2024.
Stock Vested During 2024

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Current NEOs
Ms. Johnson	603,657	$1,863,910
Mr. Stansbury	331,302	$515,657
Mr. Ward	—	—
Ms. Haynes-Gaspar	142,971	$232,360
Former NEO
Mr. Goff	309,213	$764,581
Mr. Ho	—	—
Mr. Lakshmanan	—	—
(1)Represents time-vested equity awards that vested during 2024.
(2)Based on the closing trading price of the Common Shares on the applicable vesting date.
Pension Benefits
The following table provides information on pension benefits payable to one of our former NEOs under (1) the Lumen Combined Pension Plan, a broad-based qualified retirement plan established under Code Section 401(a), which permits eligible participants (including officers) who have completed at least five years of service to receive a pension benefit upon attaining early or normal retirement age and (2) the Supplemental Defined Benefit plan, a non-qualified supplemental defined benefit plan, which is designed to pay supplemental retirement benefits to certain officers in amounts equal to the benefits such officers would otherwise forego due to Code limitations on compensation and benefits under qualified plans. We refer to these particular defined benefit plans, both which are described in more detail in the text following the table, as our “Qualified Plan” and our “Supplemental Plan,” respectively, and as our “Pension Plans,” collectively.
Mr. Goff was the only NEO eligible to participate in our Pension Plans, as they were closed to non-bargaining employees (including our executives) hired after 2010.

119
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Compensation Tables
Pension Benefits

Participating NEO(1)	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit as of 12/31/24(2)	Payments During Last Fiscal Year
Mr. Goff(3)	Qualified Plan	25.67	$958,711	$—
	Supplemental Plan	25.67	$554,530	$—
(1)None of our other NEOs were eligible to participate in our Pension Plans, as they joined the Company after both plans were closed to new participants.
(2)We calculated the actuarial present values of accumulated benefits as of December 31, 2024 under the Qualified Plan and the Supplemental Plan using the following material assumptions: the Pri-2012 healthy retiree table (projected generationally using the MP-2021 mortality improvement scale) and, with respect to the Supplemental Plan, a 5.70% interest discount rate. For additional information regarding these plans, see Item 7 and Note 11 to the notes to our audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2024, which are excerpted in Appendix B to this proxy statement.
(3)The change in value of the accumulated pension benefits is due to a partial year of benefit accrual. as well as a one-year decrease in the discount period, based on his years of service and age as of his employment termination date, which entitled Mr. Goff to a subsidized benefit based on the terms of the plan.
PENSION PLANS. With limited exceptions specified in the Pension Plans, we “froze” both our Qualified Plan and Supplemental Plan as of December 31, 2010, which means that no additional monthly pension benefits have accrued under such plans since that date (although service after that date continues to count towards vesting and benefit eligibility and a limited transitional benefit for eligible participants continued to accrue through 2015).
Prior to this freezing of benefit accruals, the aggregate amount of each senior officer’s total monthly pension benefit under both the Qualified Plan and Supplemental Plan was equal to his or her years of service since 1999 (up to a maximum of 30 years) multiplied by the sum of (1) 0.5% of his or her final average pay plus (2) 0.5% of his or her final average pay in excess of his or her Social Security-covered compensation, where “final average pay” was defined as his or her average monthly compensation during the 60 consecutive month period within his or her last 10 years of employment in which he or she received his or her highest compensation. Effective December 31, 2010, the Pension Plans were frozen and all future benefit accruals under the above formula ceased (except where a collective bargaining agreement provides otherwise). In lieu of those additional accruals, each affected participant’s accrued benefit as of December 31, 2010 was increased 4% per year, compounded annually through the earlier of December 31, 2015 and the termination of the participant’s employment.
Under both Pension Plans, “average monthly compensation” is determined based on the participant’s salary plus annual cash incentive bonus. Although the retirement benefits described above are provided through separate plans, we have in the past transferred benefits from the Supplemental Plan to the Qualified Plan and reserve the right to make further similar transfers to the extent allowed under applicable law. The value of benefits transferred to the Qualified Plan, which directly offset the value of benefits in the Supplemental Plan, will be payable to the recipients in the form of enhanced annuities or supplemental benefits and are reflected in the table above under the “Present Value of Accumulated Benefits as of 12/31/24” column.
The normal form of benefit payment under both of our Pension Plans is (1) in the case of unmarried participants, a monthly annuity payable for the life of the participant and (2) in the case of married participants, an actuarially equivalent monthly annuity payable for the lifetime of the participant and a survivor annuity payable for the lifetime of the spouse upon the participant’s death. Participants may elect optional forms of annuity benefits under each Pension Plan and, in the case of the Qualified Plan, an annuity that guarantees 10 years of benefits, all of which are actuarially equivalent in value to the normal form of benefit. The enhanced annuities described in the prior paragraph may be paid in the form of a lump sum, at the participant’s election.
The normal retirement age is 65 under both of the Pension Plans. Participants may receive benefits under both of these plans upon “early retirement,” which is defined as attaining age 55 with five years of service. Under both of these plans, the benefit payable upon early termination is calculated under formulas that pay between 60% to 100% of the base plan benefit and 48% to 92% of the excess plan benefit, in each case with the lowest percentage applying to early retirement at age 55 and proportionately higher percentages applying to early retirement after age 55.

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Compensation Tables
Deferred Compensation
The following table provides information on contributions by, and on behalf of, one of our former NEOs under our Supplemental Savings Plan, which is described in more detail in the text following the table.
Nonqualified Deferred Compensation

Participating NEO(1)	Aggregate Balance at December 31, 2023	Executive Contributions in 2024(2)	Company Contributions in 2024(3)	Aggregate Earnings in 2024(4)	Aggregate Withdrawals/ Distributions(5)	Aggregate Balance at December 31, 2024
Mr. Goff	$3,590,855	$36,210	$16,898	$549,554	$—	$4,193,517
(1)Of our NEOs, only Mr. Goff elected to participate in, and made contributions to, the Supplemental Savings Plan during 2024.
(2)The amount in this column represents Mr. Goff’s contributions under the Supplemental Savings Plan of salary paid in 2024, all of which is reported in the “Salary” column of the "Summary Compensation Table."
(3)This amount in this column represents our match of Mr. Goff’s contributions under the terms of the Supplemental Savings Plan, all of which is included as 2024 compensation in the “All Other Compensation” column of the "Summary Compensation Table."
(4)This column represents aggregate earnings in 2024 including interest, dividends, and distributions earned with respect to deferred compensation invested by Mr. Goff in the manner described in the text below, net of the $15 annual account fee.
(5)Although Mr. Goff terminated employment in August 2024, payout of his aggregate balance was subject to delay under Section 409A of the Code.
Supplemental Savings Plan
We established a Supplemental Savings Plan to give certain of our employees (including our executive officers) the opportunity to defer a portion of their compensation in excess the deferral limits under the Internal Revenue Code for our 401(k) plan and to allow us to make matching contributions based on such deferrals in excess of those permissible under our 401(k) plan. Under our Supplemental Savings Plan, our senior officers may defer up to 50% of their salary in excess of the Code limit on annual contributions to a 401(k) plan. For every dollar that an eligible participant contributes to this plan up to 6% of his or her “excess” salary, we add an amount equal to the total matching percentage then in effect for matching contributions made by us under our 401(k) plan (which, for 2024, equaled the sum of all of the initial 1% contributed and half of the next 5% contributed). All amounts contributed under our Supplemental Savings Plan by the participants or us are allocated among deemed investments that follow the performance of the same broad array of funds offered under our 401(k) plan. This is reflected in the market value of each participant’s account. Participants may change their deemed investments in these funds at any time. Participants in the Supplemental Savings Plan receive payment of their account balances in a lump sum once they cease working full-time for us, subject to any deferrals mandated by federal law (including Section 409A of the Code).
Potential Termination Payments
The materials below discuss payments and benefits that our current NEOs would have been eligible to receive if they: (1) resigned, with or without good reason; (2) retired; (3) were terminated by us, with or without cause; (4) died or became disabled; or (5) became entitled to termination benefits following a change of control of Lumen, in each case, as of December 31, 2024.
Notwithstanding the information appearing below, our officers have agreed to forfeit their equity compensation awards (and profits derived therefrom) if they compete with us or engage in other activity harmful to our interests while employed with us or within 18 months after termination. Certain other compensation might also be recoverable by us under certain circumstances after termination of employment. See “—Section Four—Compensation Design, Awards, and Payouts for 2024—Other Benefits—Forfeiture and Clawback of Incentive Compensation” for more information.

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Compensation Tables
Payments Made Upon All Terminations
Regardless of the manner in which an executive’s employment terminates, he or she is entitled to receive amounts earned or vested during his or her term of employment (subject to the potential forfeitures discussed above). With respect to each such terminated employee, such amounts include his or her:
•salary through the date of termination;
•any earned but unpaid annual incentive bonus for the year prior to termination; and
•equity awards that have vested.
He or she is also entitled to benefits accrued and vested under our qualified and non-qualified retirement plans and continued health and welfare benefits to the extent required by law.
If an employee is terminated for cause or resigns without good reason, this represents the totality of payments or benefits to which he or she is entitled.
Payments Made Upon Involuntary Terminations
In addition to all of the benefits described under “—Payments Made Upon All Terminations,” under our Executive Severance Plan, an executive involuntarily terminated by us without “cause” or who resign for “good reason,” in each case in the absence of a change of control (the impacts of which are governed by his or her change of control agreement and described below), is also entitled, subject to certain conditions (including his or her execution of a release of claims in our favor), to:
•a cash severance payment equal to a specified multiple of his or her targeted cash compensation;
•payment of his or her annual incentive bonus for the year or, for a partial year of service, a pro rata portion thereof, based on actual Company performance, reduced by a 90% individual performance modifier;
•continued health benefits (including for his or her covered dependents) for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible, and have elected, such coverage; and
•outplacement assistance benefits.
See “Section Four—Compensation Design, Awards, and Payouts for 2024—Other Benefits—Severance Benefits” in our CD&A for more details about our Executive Severance Plan, including the amount of cash severance to which each of our NEOs would be entitled and the meaning of “cause” and “good reason” for these purposes.
See “—Equity Acceleration Provisions of Ms. Johnson’s Offer Letter” for the impact of certain terminations upon her equity awards. In addition, under our equity incentive plans, the HRCC has discretion to accelerate vesting of all, or a portion of, unvested time-vested equity awards or permit an employee who is involuntarily terminated by us without cause to retain all or a portion of his or her unvested performance-based equity awards for the remainder of the applicable performance period, or a combination of both.
Payments Made Upon Retirement
In addition to all of the benefits described under “—Payments Made Upon All Terminations,” pursuant to our qualified defined benefit and defined contribution plans, an executive is entitled, subject to certain conditions with respect to age and service and his or her execution of a release of claims in our favor, to:
•payment of their annual incentive bonus for the year or, for a partial year of service, a pro rata portion thereof, based on actual Company performance, reduced by a 90% individual performance modifier; and
•post-retirement health and welfare benefits.
In addition, under our equity incentive plans, the HRCC has discretion to accelerate the vesting of all, or a portion of, unvested time-vested equity awards or to permit an employee who retires from the Company to retain all or a portion of his or her unvested performance-based equity awards for the remainder of the applicable performance period, or a combination of both.

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Payments Made Upon Death or Disability
Upon death or disability, executives (or their estates) are generally entitled to (without duplication of benefits):
•payments under our disability or life insurance plans, as applicable;
•immediate vesting of any time-vested equity awards;
•immediate vesting of any performance-based equity awards, with performance deemed achieved at target;
•payment of their annual incentive bonus for the year or, for a partial year of service, a pro rata portion thereof, with performance deemed achieved at target; and
•continued rights to receive (1) life, health, and welfare benefits, in the event of disabilities of employees meeting certain service requirements, or (2) health and welfare benefits payable to surviving eligible dependents, in the event of death of employees meeting certain age and service requirements.
Equity Acceleration Provisions of Ms. Johnson’s Offer Letter
Ms. Johnson’s offer letter provides for accelerated vesting of certain equity awards if she is involuntarily terminated by us without “cause” or resign for “good reason” within three years following her start date (i.e., before November 7, 2025). Upon a qualifying termination and subject to her executing a release of claims in our favor, (1) a prorated portion of her time-vested equity awards based on time served will immediately vest and (2) she will retain a prorated portion of her performance-based equity awards based on time served (which will continue to vest as if she had not been terminated except upon her death, when the awards would pay out at target).
For these purposes, (1) “cause” has the meaning set forth in our Executive Severance Plan and (2) “good reason” means (i) a reduction in Ms. Johnson’s status, title, duties, or responsibilities; (ii) a change in Ms. Johnson’s reporting relationship so that she no longer reports directly to the Board; (iii) a reduction in Ms. Johnson’s base salary, annual target STI opportunity, or annual target LTI opportunity; or (iv) any other material breach of her offer letter, subject in each case to our right to cure.
Payments Made Upon a Change of Control
We offer our executives certain benefits following a change of control, which we believe enhance shareholder value because:
•prior to a takeover, these protections help us to recruit and retain talented officers and to help maintain the productivity of our workforce by alleviating concerns over economic security; and
•during or after a takeover, these protections (1) help our personnel, when evaluating a possible business combination, to focus on the best interests of Lumen and its shareholders and (2) reduce the risk that personnel will accept job offers from competitors after the commencement of takeover discussions.
Change of Control Agreements. We have entered into agreements that entitle each of our executives who are terminated without “cause” or resign for “good reason” within a specified period following any “change of control” of Lumen to receive certain cash severance and other benefits. See “Section Four—Compensation Design, Awards, and Payouts for 2024—Other Benefits—Change of Control Arrangements” in our CD&A for more details about our change of control agreements, including the amount of cash severance to which each of our NEOs would be entitled and the meaning of “change of control,” “cause” and “good reason” for these purposes.

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Compensation Tables
Impact on Equity Incentives. Under the terms of our equity incentive plans, incentives granted under those plans will not vest, accelerate, become exercisable, or be deemed fully paid unless otherwise provided in a separate agreement, plan, or instrument. None of our equity award agreements provide for any such accelerated recognition of benefits solely upon a change of control. Instead, our award agreements provide that an executive who is terminated without “cause” or resigns with “good reason” within 18 months following a “change of control” (in each, as defined in manner consistent the meanings given to such terms in our change of control agreements) will, subject to him or her executing a release of claims in our favor, be entitled to (1) immediate vesting of any time-vested equity awards and (2) retain any performance-based equity awards (which will continue to vest as if he or she had not been terminated except upon his or her death, when the awards would pay out at target).
Estimated Potential Termination Payments
The table below provides estimates of the value of payments and benefits that would become payable if our current NEOs were terminated in the manner described below, in each case based on various assumptions, the most significant of which are described in the table’s notes.
Potential Termination Payments

		Type of Termination of Employment(1)(2)
Name	Type of Termination Payment(3)	Involuntary Termination Without Cause(4)	Disability	Death	Termination Upon a Change of Control(5)
Current NEOs
Ms. Johnson	Annual Bonus	$2,217,939	$2,784,606	$2,784,606	$2,957,252
	Equity Awards(6)	14,162,662	45,753,400	45,753,400	45,753,400
	Pension and Welfare(7)	69,800	—	—	69,800
	Cash Severance(8)	8,320,000	—	—	10,400,000
	Total	$24,770,401	$48,538,006	$48,538,006	$59,180,452
Mr. Stansbury	Annual Bonus	$838,122	$1,052,256	$1,052,256	$891,870
	Equity Awards(6)	—	22,634,538	22,634,538	22,634,538
	Pension and Welfare(7)	36,000	—	—	69,000
	Cash Severance(8)	1,912,500	—	—	3,825,000
	Total	$2,786,622	$23,686,794	$23,686,794	$27,420,408
Mr. Ward	Annual Bonus	$496,156	$622,920	$622,920	$661,541
	Equity Awards(6)	—	10,956,079	10,956,079	10,956,079
	Pension and Welfare(7)	26,900	—	—	50,800
	Cash Severance(8)	1,500,000	—	—	3,000,000
	Total	$2,023,056	$11,578,999	$11,578,999	$14,668,420
Ms. Haynes-Gaspar	Annual Bonus	$497,828	$625,019	$625,019	$573,860
	Equity Awards(6)	—	6,396,202	6,396,202	6,396,202
	Pension and Welfare(7)	5,800	—	—	8,600
	Cash Severance(8)	1,250,038	—	—	2,500,077
	Total	$1,753,666	$7,021,221	$7,021,221	$9,478,739
(1)All data in the table reflects our estimates of the value of payments and benefits assuming the named officer was terminated on December 31, 2024 and, for the potential payments upon a change of control, that a change of control had occurred during the 18 months preceding December 31, 2024. The closing price of the Common Shares on such date was $5.31. The table reflects only estimates of amounts earned or payable through or at such date. Actual amounts can be determined only at the time of termination. If a named officer voluntarily resigns or is terminated with cause, he or she will not be entitled to any special or accelerated benefits but will be entitled to receive any amounts earned or vested as of the termination date.
(2)None of our current NEOs met the minimum age and service requirement to qualify for retirement benefits.

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(3)As further described above, upon termination of employment, the named officer may become entitled to receive certain special, accelerated or enhanced benefits, including, subject to certain exceptions, the right to receive cash severance payments, accelerated vesting of his or her outstanding equity awards, or current or enhanced health and welfare benefits. The table excludes (i) payments or benefits made under broad-based plans or arrangements generally available to all salaried full-time employees and (ii) amounts earned or vested as of the termination date.
(4)The amounts listed in this column reflect payments to which the named officer would be entitled to under our Executive Severance Plan if he or she is involuntarily terminated by us without cause or terminates his or her employment for good reason prior to a change of control. The amounts listed in this column would not be payable if the officer voluntarily resigns without good reason or is terminated for cause. Nor would they apply in the case of the officer’s termination due to death or disability. See “Section Four—Compensation Design, Awards, and Payouts for 2024—Other Benefits—Severance Benefits” for more details.
(5)The information in this column reflects payments to which the named officer would be entitled under his or her change of control agreement if he or she is involuntarily terminated by us without cause or terminates his or her employment for good reason within a certain period following a change of control. See “Section Four—Compensation Design, Awards, and Payouts for 2024—Other Benefits—Change of Control Agreements” for more details.
(6)The information in this row reflects the benefit to the named officer arising out of the accelerated vesting of some or all of his or her restricted stock triggered by the termination of employment. The information in this row also assumes that the HRCC would not exercise its discretion to accelerate vesting of any portion of his or her unvested time-based equity awards or permit the officer to retain any portion of his or her unvested performance-based equity awards in the event he or she is involuntarily terminated by us without cause or terminates his or her employment for good reason, notwithstanding that in the past the HRCC has generally approved both with respect to equity awards granted at least one year prior to the termination date.
(7)The information in this row reflects only the incremental benefits that accrue upon an event of termination and excludes benefits that were vested on December 31, 2024.
(8)The information in this row excludes, in the case of disability or death, payments to which the officer (or his or her estate) would be entitled under Company-sponsored insurance plans.
For information regarding any severance payments made to our former NEOs, see “—Section Four—Compensation Design, Awards, and Payouts for 2024—Compensation Arrangements Related to Leadership Transition.”
CEO Pay Ratio Disclosure
As required by SEC rules, we are disclosing a ratio of the pay of our CEO to that of our median employee. For 2024, the total compensation of our CEO, Ms. Johnson (as reported in the "Summary Compensation Table") was $10,499,991, while the annual total compensation for our median employee was $91,606. As a result, the ratio of CEO pay to median employee pay was approximately 115 to 1.
We calculated our 2024 pay ratio using the following assumptions:
•Median employee determination. The median employee was determined by reviewing the annual total target compensation (i.e., the sum of base salary, target short-term incentive, and target long-term incentive awards) as of December 31, 2024 for the approximately 25,000 active employees employed on that date, excluding our CEO.
•Median employee identification. The median employee was identified as a Customer Data Technician-CWA, employed by us in the U.S. for eight years.
•Median employee total compensation calculation. To determine the median pay ratio, we calculated the median employee’s pay using the same pay elements and calculation methodology as used in determining the CEO’s pay for purposes of disclosure in the "Summary Compensation Table."
The SEC rules permit companies to choose between different methodologies for median pay calculations. Other public companies may calculate their pay ratio using a different methodology than ours, and you should not assume our ratio data is comparable to that of other companies.

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Compensation Tables
Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act , we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The HRCC did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 1(1) ($)	Summary Compensation Table Total for PEO 2(1) ($)	Compensation Actually Paid to PEO 1(1),(2),(3) ($)	Compensation Actually Paid to PEO 2(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Adjusted EBITDA(5) ($ Millions)
							TSR ($)	Peer Group TSR ($)
2024	$—	$10,499,991	$—	$32,495,808	$3,707,845	$7,297,378	$50.82	$197.38	$(55)	$3,445
2023	—	9,592,963	—	7,258,427	3,396,054	1,846,687	17.52	140.75	(10,298)	4,146
2022	19,816,806	4,778,130	(5,200,491)	4,368,986	5,145,256	511,978	49.96	90.34	(1,548)	6,703
2021	22,654,781	—	32,390,881	—	4,057,947	5,127,580	112.34	150.28	2,033	8,424
2020	16,959,233	—	10,189,461	—	3,162,186	2,308,534	80.91	123.61	(1,232)	8,489
(1)Jeffery K. Storey was our PEO from May 24, 2018 to November 7, 2022 (“PEO 1”). Kate Johnson has been our PEO since November 7, 2022 (“PEO 2”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Indraneel Dev	Indraneel Dev	Stacey W. Goff	Stacey W. Goff	Chris D. Stansbury
Stacey W. Goff	Stacey W. Goff	Chris D. Stansbury	Chris D. Stansbury	Ashley Haynes-Gaspar
Shaun C. Andrews	Shaun C. Andrews	Shaun C. Andrews	Ashley Haynes-Gaspar	David Ward
Scott A. Trezise	Scott A. Trezise	Scott A. Trezise	Scott A. Trezise	Chadwick Ho
		Indraneel Dev		Satish Lakshmanan
Stacey. W. Goff
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the "Summary Compensation Table" Total with certain adjustments as described in footnote 3 below.
(3)For 2024, compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the "Summary Compensation Table." Amounts in the Exclusion of Change in Pension Value column reflect the amounts, if any, attributable to the Change in Pension Value reported in the "Summary Compensation Table." There are no amounts reported in the Inclusion of Pension Service Cost because with limited exceptions specified in the Pension Plans, we “froze” our defined benefit pension plans as of December 31, 2010, as described under the heading “—Pension Benefits.”

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Change in Pension Value for PEO 2 ($)	Exclusion of Stock Awards for PEO 2 ($)	Inclusion of Pension Service Cost for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)
2024	$10,499,991	$—	$(6,135,630)	$—	$28,131,447	$32,495,808

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	$3,707,845	$(24,149)	$(1,370,288)	$—	$4,983,970	$7,297,378

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Compensation Tables
The amounts in the “Inclusion of Equity Values” columns in the tables above are derived from adding or deducting the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 2 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 2 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 2 ($)	Total—Inclusion of Equity Values for PEO 2 ($)
2024	$19,164,820	$8,207,410	$—	$759,217	$—	$28,131,447

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	$3,883,667	$1,126,566	$—	$13,136	$(39,399)	$4,983,970
(4)The Peer Group TSR set forth in this table utilizes the S&P 500 Communication Services Sector Index, which we also utilize in the stock performance graph appearing herein under the heading “Other Matters—Lumen Performance History.” The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P 500 Communication Services Sector Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO 2 and Non-PEO NEOs in 2024. Adjusted EBITDA measures the operational performance and profitability of our businesses, and we use this measure in our compensation programs to incentivize and reward our senior officers to focus on the combination of cost savings and profitable revenue growth. Adjusted EBITDA, which is described in further detail in Appendix A – Non-GAAP Reconciliations, is a non-GAAP metric. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Compensation Tables
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years. The chart also compares the Company’s TSR to that of the S&P 500 Communications Services Sector Index TSR over the same period.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income

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Compensation Tables
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Adjusted EBITDA
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO 2 and Non-PEO NEOs for 2024 to Company performance. The measures in this table are not ranked.

Adjusted EBITDA
Free Cash Flow
Revenue

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Other Matters
Equity Compensation Plan Information
The following tables provide information as of December 31, 2024 about our equity compensation plans under which Common Shares are authorized for issuance.
As of December 31, 2024

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)(1)		Weighted-average exercise price of outstanding options and rights (b)(2)	Number of securities remaining available for future issuance under plans (excluding securities reflected in column (a)) (c)(3)
Equity Compensation Plans approved by shareholders:
2018 Equity Incentive Plan, as amended and restated (the “2018 Plan”)	2,156,055		$—	—	(4)
2024 Equity Incentive Plan (the “2024 Plan”)	630,072		$—	41,447,413
All shareholder approved plans	2,786,127		$—	41,447,413
Equity Compensation Plans not approved by shareholders:
None	—		$—	—
All non-shareholder approved plans	—		$—	—
Totals	2,786,127	(5)	$—	41,447,413
(1)Consists of restricted stock units (RSUs). The number assumes target performance for all outstanding unvested performance-vesting RSUs. If achievement of maximum performance is assumed for outstanding performance-based equity awards, the number of Common Shares to be issued as of December 31, 2024, would include an additional 8,849,813 shares, for a total of 11,635,940 Common Shares potentially issuable as of December 31, 2024
(2)The amounts in column (a) consist of RSUs, which do not have an exercise price.
(3)Represents the number of shares available for issuance as new awards under our 2024 Plan as of December 31, 2024, subject to adjustment as set forth in the plan. Any shares subject to an award granted under the 2024 Plan that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the 2024 Plan. In addition, any shares subject to an award granted under the 2018 Plan that, after May 15, 2024, is cancelled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available for issuance or delivery under the 2024 Plan. The 2024 Plan permits the granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards to key employees, officers, directors, advisors and consultants.
(4)Upon adoption of the 2024 Plan, we ceased making awards under the 2018 plan.
(5)This consists of 2,786,127 Common Shares underlying RSUs (assuming target performance for all performance-vesting RSUs). In addition, as of December 31, 2024, we had 25,374,426 unvested shares of restricted stock outstanding (assuming target performance for all performance-vesting restricted stock) (which, when combined with the Common Shares subject to RSUs in the prior sentence, yields a total of 28,160,553 full-value awards outstanding, assuming target performance for all performance-vesting awards). If achievement of maximum performance is assumed, the total number of full-value awards outstanding as of December 31, 2024, would be 37,010,366. RSUs and restricted stock were the only types of equity awards outstanding as of December 31, 2024.

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Other Matters
Stock Ownership
The following table sets forth information regarding ownership of our Common Shares by the persons known to us to have beneficially owned more than 5% of the outstanding Common Shares as of the dates indicated below (the “investors”).
Stock Ownership

Name and Address	Amount and Nature of Beneficial Ownership of Common Shares(1)		Percent of Outstanding Common Shares(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	152,311,260	(2)	14.9%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	118,327,820	(3)	11.5%
Dan Hagan 601 E Broadway Suite 203 P.O. Box 1225 Columbia, Missouri 65205	55,000,000	(4)	5.4%
(1)The figures and percentages in the table above have been determined in accordance with Rule 13d-3 of the SEC based upon information furnished by the investors, except that we have calculated the percentages in the table based on the actual number of Common Shares outstanding as of the record date, as opposed to the estimated percentages set forth in the reports of such investors referred to below in such notes. In addition to Common Shares, we have outstanding Preferred Shares that vote together with the Common Shares as a single class on all matters. One or more persons beneficially own more than 5% of the Preferred Shares; however, the percentage of total voting power held by such persons is immaterial. For additional information regarding the Preferred Shares, see “Frequently Asked Questions About Voting and the Annual Meeting—How many votes may I cast?”
(2)Based on information contained in a Schedule 13G/A Report dated as of January 22, 2024, that this investor filed with the SEC. In this report, the investor indicated that, as of December 31, 2023, it (1) shared voting power with respect to none of these shares, (2) held sole voting power with respect to 148,604,763 of these shares, and (3) held sole dispositive power with respect to all of these shares.
(3)Based on information contained in a Schedule 13G/A Report dated as of February 13, 2024, that this investor filed with the SEC. In this report, the investor indicated that, as of December 29, 2023, it (1) held sole voting power with respect to none of these shares, (2) shared voting power with respect to 657,954 of these shares, (3) held sole dispositive power with respect to 116,595,555 of these shares, and (4) shared dispositive power with respect to 1,732,265 of these shares.
(4)Based on information contained in a Schedule 13G Report dated as of September 10, 2024, that this investor filed with the SEC. In this report, the investor indicated that, as of September 9, 2024, he (1) shared voting power with respect to none of these shares, (2) held sole voting power with respect to all of these shares, and (3) held sole dispositive power with respect to all of these shares.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Other Matters
Ownership of Executive Officers & Directors
The following table sets forth information, as of the record date, regarding the beneficial ownership of our Common Shares held by: (1) each of our current directors, director nominees and NEOs; and (2) all of our current directors and executive officers as a group. It also includes any shares underlying restricted stock units that are scheduled to be issued within 60 days of our record date. Except as otherwise noted, all beneficially owned shares are held with sole voting and investment power and are not pledged to third parties.

	Components of Total Shares Beneficially Owned		Total Shares Beneficially Owned(2)	Vested Deferred Stock Units(3)	Percent of Class
	Unrestricted Shares Beneficially Owned	Unvested Restricted Stock(1)
Current Named Executive Officers
Ms. Johnson(4)	3,228,807	8,530,632	11,759,439	—	1.1%
Mr. Stansbury(5)	1,143,222	4,599,892	5,743,114	—	*
Ms. Haynes-Gaspar	303,351	1,347,300	1,650,651	—	*
Mr. Ward	244,561	1,840,609	2,085,170	—	*
Former Named Executive Officers(6)
Mr. Goff	548,069	192,086	740,155	—	*
Mr. Ho	—	—	—	—	—
Mr. Lakshmanan	—	—	—	—	—
Outside Directors and Director Nominees
Mr. Allen	—	—	—	276,173	*
Ms. Béjar	75,822	157,518	233,340	111,213	*
Mr. Brown(7)	188,723	157,518	346,241	—	*
Mr. Capossela	—	15,608	15,608	—	*
Mr. Chilton	91,911	—	91,911	268,213	*
Mr. Clontz	425,634	157,518	583,152	—	*
Mr. Fowler	143,500	240,556	384,056	—	*
Mr. Glenn(8)	199,362	—	199,362	307,318	*
Ms. Goldberg(9)	—	—	—	—	—
Mr. Jones	146,594	—	146,594	157,518	*
Ms. Linear	—	191,835	191,835	—	*
Mr. McMillan(10)	—	—	—	—	—
Ms. Siegel(11)	224,452	157,518	381,970	—	*
All current executive officers and current directors as a group (15 persons)
Overall Total	6,415,939	17,396,504	23,812,443	1,120,435	2.3%
*Represents less than 1% of the total number of outstanding Common Shares as of the record date.
(1)Reflects (i) for all shares listed, unvested shares of restricted stock over which the person holds sole voting power but no investment power and (ii) with respect to our performance-based restricted stock granted to our executive officers, the number of shares that will vest if we attain target levels of performance.
(2)Excludes restricted stock units that do not vest and settle in shares within 60 days.
(3)This column reflects vested equity awards deferred by outside directors that will settle in shares at a future date according to the directors’ elections, including 157,518 of deferred stock units held by Messrs. Allen, Chilton, Glenn, and Jones, which will vest on May 16, 2025, but will not settle in shares until each such director’s elected deferral date.
(4)Includes 2,278,362 shares held indirectly by Ms. Johnson in a trust.
(5)Includes 500,000 shares held indirectly by Mr. Stansbury in a trust.
(6)Reflects the last reported holdings of Mr. Goff, Mr. Ho and Mr. Lakshmanan on the date their employment with us terminated on August 2, 2024, February 7, 2025 and August 30, 2024, respectively (adjusted, for Mr. Goff, to reflect the forfeiture of his then-outstanding 2022 PBRS award on March 1, 2025).
(7)Includes 24,297 shares held by a tax-exempt charitable foundation, as to which Mr. Brown has voting and dispositive powers by virtue of his control of the foundation.
(8)Includes 77,143 shares held indirectly by Mr. Glenn in a trust.
(9)Ms. Goldberg has been nominated for election to our Board at the annual meeting.
(10)Mr. McMillan has been nominated for election to our Board at the annual meeting.
(11)Includes 44,536 shares held indirectly by Ms. Siegel in a trust.

132

Other Matters
Transactions with Related Parties
Review Procedures. At the beginning of each year, our Legal department requests that each of our directors and executive officers complete a detailed questionnaire soliciting information on, among other things, related parties (e.g., immediate family members or any entities in which any of them have a significant interest). The SEC Finance department reviews information on payments to or from our directors or executive officers, or any of their related parties, to determine if Lumen has engaged in any related party transactions. This analysis is then shared with the Audit and NCG Committees. The Audit Committee chair, in turn, reports on this related party transaction analysis to the Board
Recent Transactions. There were no related party transactions reportable under Item 404 of Regulation S-K for 2024.
Insider Trading Policy
Our insider trading policy governs the purchase, sale, and other dispositions of our securities by our directors, officers, employees, consultants, and independent contractors, as well as by the Company itself. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable NYSE listing standards.
Our insider trading policy prohibits our directors and officers from entering into any hedging or monetization transactions with respect to our securities. Our insider trading policy also prohibits our directors and Section 16 officers from pledging our securities as collateral or holding our securities in a margin account.
The full text of our insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires Lumen’s directors, certain officers and greater than 10% shareholders to file with the SEC certain reports regarding their beneficial ownership of our Common Shares. To our knowledge, based solely on a review of SEC filings and written representations from our officers and directors, we believe that, between January 1, 2024, through the date of this proxy statement, all such reports were filed timely with the exception of one such report. Specifically, a report for our Chief Accounting Officer, Andrea Genschaw, reporting share withholding and forfeiture of certain equity-based awards that occurred on August 23, 2024 was filed on September 5, 2024 due to an administrative error.
Compensation Committee Interlocks and Insider Participation
The following directors served on the HRCC for some or all of 2024: Quincy L. Allen, Martha H. Béjar, Christopher Capossela, Steven T. “Terry” Clontz, T. Michael Glenn, Michael Roberts, and Laurie Siegel. No member of the HRCC has been an officer or employee of the Company or any of our subsidiaries. Nor, during 2024, did any of our executive officers serve on the board of directors of any company that employed any member of our Board.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Other Matters
Lumen Performance History
The graph below compares the cumulative total shareholder return on our Common Shares with the cumulative total return of the S&P 500 Index and the S&P 500 Communication Services Sector Index for the period from December 31, 2019 to December 29, 2024, in each case assuming (1) the investment of $100 on January 1, 2020, at closing prices on December 31, 2019 and (2) reinvestment of dividends.

	December 31,
	2019	2020	2021	2022	2023	2024
Lumen	$100.00	$80.91	$112.34	$49.96	$17.52	$50.82
S&P 500 Index	$100.00	$116.26	$147.52	$118.84	$147.64	$182.05
S&P 500 Communications Service Sector Index(1)	$100.00	$123.61	$150.28	$90.34	$140.75	$197.38
(1)As of December 31, 2024 the S&P 500 Communications Service Sector Index consisted of Alphabet Inc., Meta Platforms, Inc., Netflix Inc., Comcast Corp., Charter Communications, Inc., Verizon Communications, Inc., T-Mobile US, Inc., AT&T Inc., Omnicron Group, Inc., Warner Bros. Discovery, Inc., Paramount Group, Fox Corp, News Corp, Live Nation Entertainment, Inc., Take-Two Interactive Software, inc., Match Group, Inc., The Walt Disney Company, Electronic Arts Inc., and The Interpublic Group of Companies, Inc.

134

ITEM 6 Shareholder Proposal — Simple Majority Vote

The Company has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, intends to present the following proposal at the annual meeting. In accordance with applicable SEC rules, the proposed resolution and supporting statement, for which the Board and the Company accept no responsibility, are set forth below. Mr. Chevedden has indicated that he holds the requisite number of our Common Shares in accordance with Rule 14a-8 requirements. This proposal is required to be voted upon at the annual meeting if properly presented. After careful consideration, the Board has determined not to make a voting recommendation with respect to this proposal.
Proposal 6 - Simple Majority Vote
Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.
Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Lumen Technologies' supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuck, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements can be used to block proposals supported by most shareholder but opposed by the Board of Directors.
This proposal topic, as a shareholder proposal, received 98% support each in 2024 at Domino's Pizza, FMC Corporation, ConocoPhillips, Masco Corporation and Power Integrations.
Please vote yes:
Simple Majority Vote — Proposal 6
Board Statement in Response to Shareholder Proposal
The Board has carefully considered the proposal set forth above relating to the removal of supermajority voting standards in our Articles. While the Board disagrees with certain assertions contained in the proposal’s supporting statement and disclaims knowledge regarding the statistical information set forth therein, it would support the concept of enhanced efficiency and streamlined decision-making reflecting the will of the majority if this proposal is approved, and, accordingly, has determined to make no recommendation to our shareholders regarding this proposal.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

ITEM 6 Shareholder Proposal — Simple Majority Vote
Under our organizational documents, the affirmative vote of a majority of the votes cast, or entitled to be cast, at a meeting in which a quorum exists is the voting standard for most matters voted upon by our shareholders. Our Articles, however, impose heightened voting requirements for a number of fundamental governance items, including “supermajority” voting requirements to approve certain specified business combinations, to amend our Bylaws, and to amend certain specified sections of our Articles.
This proposal is advisory in nature only, and our Board does not recommend a vote either for or against the proposal. Shareholders should note that approval of this proposal would not, by itself, implement a majority voting standard as described in the proposal, and the Board and our shareholders would need to take subsequent action to amend our Articles. In order to implement the majority voting standard, the Board would need to recommend a formal amendment to our Articles. In accordance with our Articles, such amendment would need to be approved at a subsequent meeting of shareholders in accordance with the voting standards currently in effect. Therefore, a vote in favor of the proposal would constitute a recommendation that the Board initiate this amendment process.
We believe higher voting requirements are appropriate in limited circumstances because certain fundamental matters should require broad-based support from our shareholders. However, we regularly solicit input from our shareholders on governance matters and recognize that some shareholders prefer a universal majority voting standard. As such, we envision this proposal as an opportunity for shareholders to express their views on this subject. We intend to consider the voting results on this proposal, together with additional shareholder input received in the course of our regular shareholder engagement program, in our future deliberations regarding the appropriate voting standards within our Articles and Bylaws.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and uninstructed shares are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal.

The Board has determined to make NO RECOMMENDATION regarding this proposal.

136

Frequently Asked Questions About Voting and the Annual Meeting
Q    Why am I receiving these proxy materials?
A    Our Board of Directors is soliciting your proxy to vote at our 2025 annual meeting of shareholders because you owned shares of our stock at the close of business on March 19, 2025, the record date for the meeting and are entitled to vote those shares at the annual meeting. This proxy statement and our annual report were first made available to shareholders on or about March 31, 2025. This proxy statement is furnished in connection with the solicitation of proxies by our Board to be voted during the annual meeting for the purposes set forth in the accompanying Notice of 2025 Annual Shareholders Meeting.
Q    How may I access these materials?
A    We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our annual meeting. On or about March 31, 2025, we commenced mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to most of our shareholders. The Notice contains instructions about how to access our proxy materials online and submit your proxy online or by telephone. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
Q    When and how will the meeting be held?
A    Date: May 13, 2025
Time: 8:30 am Central Time
Virtual Meeting Location: www.virtualshareholdermeeting.com/LUMN2025
Q    How many votes may I cast?
A    You may cast one vote for every Common Share or Preferred Share that you owned on the record date, which vote together as a single class on all matters. In this proxy statement, we refer to these shares as our “Common Shares” and “Preferred Shares,” respectively, and as our “Voting Shares,” collectively. As of the Record Date, we had 1,025,099,348 Common Shares and 7,018 Preferred Shares issued and outstanding.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Frequently Asked Questions About Voting and the Annual Meeting
Q    What matters will be considered at the meeting and what vote will be required to approve these matters?
A    The following table summarizes the proposals being considered at the meeting, the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.
Items For Consideration

Item	Board Voting Recommendation	Vote Required for Approval	Effect of Abstentions	Effect of Uninstructed Shares(1)	Page Reference

ITEM 1 Elect the 11 director nominees named herein	FOR	Affirmative vote of a majority of the votes cast	Not cast	Not cast	15

ITEM 2 Ratify KPMG LLP as our independent auditor for 2025	FOR	Affirmative vote of a majority of the votes cast	Not cast	Discretionary voting	46

ITEM 3 Approve a Reverse Stock Split and Related Reduction of our Authorized Common Shares	FOR	Affirmative vote of a majority of the votes entitled to be cast	Same as voting against	Discretionary voting	50

ITEM 4A Approve an articles amendment to update references to prior corporate statute	FOR	Affirmative vote of a majority of the votes entitled to be cast	Same as voting against	Discretionary voting	56

ITEM 4B Approve an articles amendment to clarify manner of electing directors	FOR	Affirmative vote of a majority of the votes entitled to be cast	Same as voting against	Same as voting against	56

ITEM 4C Approve an articles amendment to lower the special meeting threshold	FOR	Affirmative vote of a majority of the votes entitled to be cast	Same as voting against	Same as voting against	57

ITEM 4D Approve an articles amendment to remove outmoded reference to transition period	FOR	Affirmative vote of a majority of the votes entitled to be cast	Same as voting against	Discretionary voting	57

ITEM 5 Advisory Vote on Executive Compensation – “Say-On-Pay”	FOR	Affirmative vote of a majority of the votes cast	Not cast	Not cast	60

ITEM 6 Shareholder Proposal Regarding Simple Majority Vote	NO RECOMMENDATION	Affirmative vote of a majority of the votes cast	Not cast	Not cast	135

(1)“Uninstructed Shares” refers to shares as to which a broker or custodian receives no voting instructions from the shares’ beneficial owner and which, other than as noted below for Items 2, 3, 4A and 4D, cannot be voted under applicable NYSE standards. Because brokers will have discretionary authority to vote with respect to Items 2, 3, 4A and 4D, we do not expect there to be any uninstructed shares for those items.

138

Frequently Asked Questions About Voting and the Annual Meeting
    For Items 1, 2, 5 and 6, (i) a majority of votes cast means the number of shares cast “for” a proposal exceeds the number of votes cast “against” that proposal, (ii) abstentions will not be counted as votes cast and (iii) uninstructed shares will not be counted as votes cast except with respect to Item 2, for which brokers and custodians have discretion to vote under applicable NYSE standards. For Items 3, 4A, 4B, 4C and 4D, abstentions will have the same impact as a vote against the proposal. For each of Items 4B and 4C, uninstructed shares will also have the same impact as a vote against the proposal.
Q    What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A    If shares are registered in your name with our transfer agent, Computershare Investor Services L.L.C., you are the “shareholder of record” of those shares and you may directly vote these shares, together with any shares credited to your account if you are a participant in our automatic dividend reinvestment and stock purchase service.
If your shares are held on your behalf in a stock brokerage account or by a bank or other nominee, you are the “beneficial owner” of shares held in “street name.” We have requested that our proxy materials be made available to you by your broker, bank or nominee, who is considered the shareholder of record of those shares.
Q    If I am a shareholder of record, how do I vote?
A    Regardless of whether you plan to join the annual meeting, please promptly submit your proxy and voting instructions via the Internet, or by phone or mail as described herein. Shareholders are encouraged to submit proxies and voting instructions in advance of the meeting as early as possible to avoid any possible delays. Your proxy authorizes each of Kate Johnson and Chris D. Stansbury as your proxies at the 2025 annual meeting, each with the full power of substitution, to represent and vote your Common Shares and Preferred Shares as you directed.
If you are a shareholder of record, you may vote yourself or by proxy in any of the following four ways:
•By Internet: visit www.proxyvote.com and follow the instructions at that site
•By phone: call 1-800-690-6903 and follow the instructions provided
•By mail: if you have received printed proxy materials, mark, sign and date your proxy or voting instructions card and return it to Broadridge Financial Solutions Inc.; if you have not received printed proxy materials but would like to, you can request a paper copy of our proxy materials and, following receipt thereof, mark, sign and date your proxy or voting instructions card and return it to Broadridge Financial Solutions, Inc.
•By Live virtual meeting: vote electronically at the virtual annual meeting—www.virtualshareholdermeeting.com/LUMN2025
Prior to the live meeting, if you need additional help with voting, please call proxy support at 866-232-3037 (Toll-free) or 720-358-3640 (International Toll). If you encounter any difficulties accessing the virtual meeting webcast, please call the technical support number that will be posted on the annual meeting website log-in page.
Unless otherwise noted below, you may vote by telephone or the Internet up until 11:59 p.m. Eastern Time on May 12, 2025, but not thereafter.
Q    If I am a beneficial owner of shares held in street name, how do I vote?
A    As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting.
Q    If I am a retirement plan participant, how do I vote?
A    If you beneficially own any of our Common Shares by virtue of participating in our retirement plan, then you will receive separate voting instructions that will enable you to direct the voting of these shares. You are entitled, on a confidential basis, to instruct the trustee how to vote the shares allocated to your plan account. The plan requires you to act as a “named fiduciary” under the Employee Retirement Income Security Act of 1974, which requires you to exercise your voting rights prudently and in the interests of all plan participants. Plan participants who wish to vote should instruct the trustee how to vote the shares allocated to their plan accounts in accordance with the voting instructions. If you elect not to vote the shares allocated to your accounts, your shares will be voted in the same proportion as voted shares

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Frequently Asked Questions About Voting and the Annual Meeting
regarding each of the items submitted to a vote at the meeting. Plan participants that wish to revoke their voting instructions must do so in accordance with the voting instructions. To be counted, your voting instructions for shares held in our retirement plan must be received by 11:59 p.m. Eastern Time on May 8, 2025, but not thereafter.
Q    What happens if I do not indicate my voting instructions for one or more of the matters on my proxy card?
A    If you execute and return your proxy but do not give voting instructions, your shares will be voted as recommended by the Board. This means that unless your proxy is otherwise marked, properly executed proxies will be: (1) voted FOR the election of each of the director nominees; (2) voted FOR each of the other proposals other than Item 6; and (3) not voted with respect to Item 6.
Q    Can I revoke or change my voting instructions after I deliver them?
A    Shareholders of record may revoke their proxy or change their votes at any time before their proxy is voted at the meeting by timely giving a written revocation notice to our Secretary before the virtual meeting, by timely delivering a proxy bearing a later date or by voting during the virtual meeting. Joining the virtual meeting will not be enough to revoke your proxy. Beneficial shareholders may revoke or change their voting instructions by contacting the broker, bank or nominee that holds their shares.
Q    Could other matters be considered and voted upon at the meeting?
A    Our Board does not expect to bring any matter before the meeting other than those listed in this proxy statement. Further, management has not timely received any notice that a shareholder desires to present any matter for action at the meeting in accordance with our Bylaws (which are described below under “—What is the deadline to propose actions for consideration at the 2026 annual meeting of shareholders or to nominate individuals to serve as directors?”) and is otherwise unaware of any matter to be considered by shareholders at the meeting other than those matters specified in the accompanying notice of the meeting. Our proxy and voting instruction cards, however, will confer discretionary voting authority with respect to any other matter that may properly come before the meeting. It is the intention of the persons named therein to vote in accordance with their best judgment on any such matter.
Q    What is the quorum requirement for the meeting?
A    Our Bylaws provide that the presence at the meeting, including by proxy, of a majority of the outstanding Voting Shares constitutes a quorum to organize the meeting. For these purposes, abstentions and uninstructed shares are counted as being present.
Q    How do I participate in the annual meeting?
A    This year’s annual meeting will be held in a virtual format through a live webcast.
You are entitled to participate in the annual meeting if you were a record shareholder as of the close of business on March 19, 2025, the record date, or if you hold a valid proxy for the meeting. To participate, including to vote, in the annual meeting at www.virtualshareholdermeeting.com/LUMN2025, you must enter the 16-digit control number found next to the label “Control Number” on your Notice, proxy card, or voting instruction form, or in the email sending you the proxy statement. If you are a beneficial shareholder and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in and vote at the annual meeting with the 16-digit control number indicated on that Notice or voting instruction form. Otherwise, beneficial shareholders should contact their broker, bank, nominee or other institution with whom you hold your account (preferably at least five days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the annual meeting. If you are a beneficial shareholder, you may contact the broker, bank or other institution with whom you hold your account if you have questions about obtaining your control number.
The question and answer session of the meeting will include questions submitted in advance of and questions submitted live during the annual meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your Control Number. Questions may be submitted during the live virtual annual meeting by following the instructions on your log-in screen.
We encourage you to access the annual meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on May 13, 2025.

140

Frequently Asked Questions About Voting and the Annual Meeting
Q    How can I view a list of shareholders entitled to vote at the annual meeting?
A    We will make a list of shareholders of record as of the record date available for inspection by shareholders of record for any purpose germane to the 2025 annual meeting from April 3, 2025 through May 13, 2025 during normal business hours at our headquarters located at 100 CenturyLink Drive, Monroe, Louisiana. We request that you contact us in advance by phone at (318) 388-9000 or by email at investor.relations@lumen.com to confirm someone will be present to assist you. The list will also be available to shareholders of record on the meeting website at www.virtualshareholdermeeting.com/LUMN2025 during the virtual annual meeting webcast.
Q    What can I do if I need technical assistance during the annual meeting?
A    The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. If you encounter any difficulties accessing the virtual Meeting webcast, please call the technical support number that will be posted on the annual meeting website log-in page.
Q    Who sets the rules regarding conduct at the meeting?
A    Under our Bylaws, the Chairman has broad responsibility and legal authority to conduct the meeting in an orderly and timely manner. This authority includes establishing rules for shareholders who wish to address the meeting. Copies of these rules will be available during the virtual annual meeting webcast on the meeting website at www.virtualshareholdermeeting.com/LUMN2025. The Chairman may also exercise broad discretion regarding (1) recognizing shareholders who wish to speak, (2) determining the extent of discussion on each item of business, and (3) consolidating the Company’s response to similar questions. In light of the need to conduct all necessary business and to conclude the meeting within a reasonable period of time, we cannot assure you that each question submitted will be addressed.
Q    What happens if the meeting is postponed or adjourned?
A    The Chairman may postpone or adjourn the meeting. Unless a new record date is fixed, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted in the manner noted above.
Q    Who pays the cost of soliciting proxies?
A    The Board, on behalf of the Company, is soliciting the proxy accompanying this proxy statement. Proxies may be solicited by Lumen officers, directors and employees, none of whom will receive any additional compensation for their services. Alliance Advisors, LLC may solicit proxies at a cost we anticipate will not exceed $40,000. These solicitations may be made personally or by mail, telephone, messenger, email, or other electronic transmission. Lumen will pay persons holding our Common Shares in their names or in the names of nominees, but not owning such shares beneficially, such as brokerages, banks and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Lumen will pay all proxy solicitation costs.
Q    What is householding?
A    The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice or other annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. A Notice will be delivered in one single envelope to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through a broker and would prefer to receive a separate Notice, please notify your broker. If you hold your shares directly and would prefer to receive a separate Notice, please submit a written request to our Corporate Secretary at 100 CenturyLink Drive, Monroe, Louisiana 71203 or contact Broadridge Financial Solutions, Inc. at (866) 540-7095. Shareholders who currently receive multiple copies of the Notice at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Frequently Asked Questions About Voting and the Annual Meeting
Q    What is the deadline to propose actions for consideration at the 2026 annual meeting of shareholders or to nominate individuals to serve as directors?
A    You may submit proposals, including director nominations, for consideration at future annual meetings of shareholders.
Shareholder Proposals in the Proxy Statement. To be eligible for inclusion in our 2026 proxy materials, any shareholder proposal generally must be received by December 1, 2025 and must comply with Rule 14a-8 under the Exchange Act. (If the date of the 2026 annual meeting is more than 30 days before or after May 13, 2026, please consult Rule 14a-18(e)(2) under the Exchange Act to determine the applicable deadline.)
Director Nominations in the Proxy Statement. Our Bylaws permit a shareholder or group of up to 10 shareholders who have owned at least 3% of our outstanding Common Shares continuously for at least the previous three years to submit director nominees for inclusion in our 2026 proxy materials if the nominating shareholder(s) satisfies the requirements specified in our Bylaws. The number of shareholder-nominated candidates appearing in any of our annual meeting proxy materials cannot exceed 20% of the number of directors then serving on the Board. Based on the 11 directors constituting our Board immediately following the meeting, two is the maximum number of proxy access candidates that we would be required to include in our 2026 proxy materials for the 2026 annual meeting. With respect to shareholder-nominated candidates as directors submitted for inclusion in our 2026 proxy materials, written notice of nominations must be provided by the shareholder proponent(s) to us in accordance with our Bylaws. The notice generally must be received by December 1, 2025. (If the date of the 2026 annual meeting is more than 30 days before or after May 13, 2026, please consult our Bylaws to determine the applicable deadline.)
Other Proposals and Nominations. In addition, our Bylaws require shareholders to furnish timely advance written notice of their intent to nominate a director or bring any other matter before a shareholders’ meeting, whether or not they wish to include their candidate or proposal in our proxy materials. In general, notice must be received in writing by our Secretary, addressed in the manner specified below, between November 14, 2025 and February 12, 2026 and must contain various information and comply with all applicable provisions as specified in our Bylaws. (If the date of the 2026 annual meeting is more than 30 days before or more than 60 days after May 13, 2026, please consult our Bylaws to determine the applicable deadline.) In addition to satisfying the foregoing requirements under our Bylaws, shareholders who intend to solicit proxies in conformity with the SEC’s universal proxy rules in support of director nominees other than our nominees must generally provide notice to our Secretary at the address noted below that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 14, 2026. (If the date of 2026 annual meeting is more than 30 days before or after May 13, 2026, please consult Rule 14a-9(b) under the Exchange Act to determine the applicable deadline.)
General. All proposals and nominations must be in writing and received by the applicable deadline(s) described above at our principal executive offices at 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary. If we do not receive a proposal or nomination by the deadline(s) described above or if any nomination or proposal fails to comply with our Bylaw procedures, we may exclude or disregard such proposal or nomination. The summaries above are qualified in their entirety by reference to the full text of our Bylaws and Rules 14a-8 and 14a-19 under the Exchange Act. You may obtain a full copy of our Bylaws by reviewing our reports filed with the SEC, by accessing our website at www.lumen.com or by contacting our Secretary in the manner specified below.
Proxies granted by a shareholder will give discretionary authority to the proxy holders to vote on any matters introduced pursuant to the above-described advance notice bylaw provisions, subject to applicable rules of the SEC.

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Other Information
Proxy Materials
As described further above, shareholders will receive only a written notice of how to access our proxy materials and will not receive printed copies of the proxy materials unless requested. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting the materials in the notice.
The full set of our materials include:
•the notice and proxy statement for the meeting;
•a proxy or voting instruction card; and
•our 2024 Annual Report furnished in the following multiple parts: (1) our 2024 Annual Financial Report, which constitutes Appendix B to this proxy statement, and (2) the letters from our CEO, Chairman and HRCC Chair included within this document (the “Supplemental Letters”).
Annual Financial Report
Appendix B includes our 2024 Annual Financial Report, which is excerpted from portions of our Annual Report on Form 10-K for the year ended December 31, 2024, that we filed with the SEC on February 20, 2025. In addition, we have provided you with a copy of, or access to, the Supplemental Letters. None of these documents is a part of our proxy soliciting materials.
You may obtain a copy of our Form 10-K report without charge by writing to Corporate Secretary, Lumen Technologies, Inc., 100 CenturyLink Drive, Monroe, Louisiana 71203, or by visiting our website at www.lumen.com.
You may view online this proxy statement and related materials at www.proxyvote.com.
By Order of the Board of Directors
Chris D. Stansbury,
Executive Vice President and
Chief Financial Officer
March 31, 2025

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Appendix A
Non-GAAP Reconciliations
Description of Non-GAAP Metrics
Pursuant to Regulation G, the Company is hereby providing (i) definitions of non-GAAP financial metrics that are used in the sections of the proxy statement under the headings “About Lumen,” “Compensation Discussion & Analysis—Section One—Executive Summary” and “Compensation Discussion & Analysis—Section Four— Compensation Design, Awards, and Payouts for 2024” and (ii) reconciliations of these metrics to the most directly comparable GAAP measures.
The following describes and reconciles those financial measures as reported under accounting principles generally accepted in the United States (GAAP) with those financial measures as adjusted by the items detailed below. These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP. In keeping with its historical financial reporting practices, the Company believes that the supplemental presentation of these calculations provides meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis.
We use the term Special Items as a non-GAAP measure to describe items that impacted a period’s statement of operations for which investors may want to give special consideration due to their magnitude, nature or both. We do not call these items non-recurring because, while some are infrequent, others may recur in future periods.
In connection with setting performance targets for purposes of executive compensation, the Company from time to time uses modified versions of the non-GAAP metrics referred to below. For further information of such modifications, see “Compensation Discussion & Analysis—Section Four—Compensation Design, Awards, and Payouts for 2024—Goal Setting Process and Incentive Program Guidelines.”
Adjusted EBITDA ($) is defined as net income (loss) from the Statements of Operations before income tax (expense) benefit, total other income (expense), depreciation and amortization, stock-based compensation expense and impairments.
Adjusted EBITDA Margin (%) is defined as Adjusted EBITDA divided by total revenue.
Management believes that Adjusted EBITDA and Adjusted EBITDA Margin are relevant and useful metrics to provide to investors, as they are an important part of our internal reporting and are key measures used by management to evaluate profitability and operating performance of Lumen and to make resource allocation decisions. Management believes such measures are especially important in a capital-intensive industry such as telecommunications. Management also uses Adjusted EBITDA and Adjusted EBITDA Margin (and similarly uses these terms excluding Special Items) to compare our performance to that of our competitors and to eliminate certain non-cash and non-operating items in order to consistently measure from period to period our ability to fund capital expenditures, fund growth, service debt and determine bonuses. Adjusted EBITDA excludes non-cash stock compensation expense and impairments because of the non-cash nature of these items. Adjusted EBITDA also excludes interest income, interest expense and income taxes, and in our view constitutes an accrual-based measure that has the effect of excluding period-to-period changes in working capital and shows profitability without regard to the effects of capital or tax structure. Adjusted EBITDA also excludes depreciation and amortization expense because these non-cash expenses primarily reflect the impact of historical capital investments, as opposed to the cash impacts of capital expenditures made in recent periods, which may be evaluated through cash flow measures. Adjusted EBITDA further excludes the gain (or loss) on extinguishment and modification of debt and other income (expense), net, because these items are not related to the primary business operations of Lumen.
There are material limitations to using Adjusted EBITDA as a financial measure, including the difficulty associated with comparing companies that use similar performance measures whose calculations may differ from our calculations. Additionally, by excluding the above-listed items, Adjusted EBITDA may exclude items that investors believe are important components of our performance. Adjusted EBITDA and Adjusted EBITDA Margin (either with or without Special Items) should not be considered a substitute for other measures of financial performance reported in accordance with GAAP.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix A
Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures as disclosed in the Statements of Cash Flows. Management believes that Free Cash Flow is a relevant metric to provide to investors, as it is an indicator of our ability to generate cash to service our debt. Free Cash Flow excludes cash used for acquisitions, principal repayments and the impact of exchange rate changes on cash and cash equivalents balances.
There are material limitations to using Free Cash Flow to measure our performance as it excludes certain material items that investors may believe are important components of our cash flows. Comparisons of our Free Cash Flow to that of some of our competitors may be of limited usefulness since until recently we did not pay a significant amount of income taxes due to net operating loss carryforwards, and therefore, generated higher cash flow than a comparable business that does pay income taxes. Additionally, this financial measure is subject to variability quarter over quarter as a result of the timing of payments related to interest expense, accounts receivable, accounts payable, payroll and capital expenditures. Free Cash Flow (either with or without Special Items) should not be used as a substitute for net change in cash, cash equivalents and restricted cash on the Consolidated Statements of Cash Flows.
Non-GAAP Special Items
(Unaudited; $ in millions)

Special Items Impacting Adjusted EBITDA	2024	2023
Severance	$130	74
Consumer and other litigation	2	(3)
Net loss on sale of businesses(1)	17	121
Transaction and separation costs(2)	282	108
Net (gain) loss on sale of select CDN contracts and other(3)	(6)	73
Real estate transactions(4)	69	109
Total Special Items impacting Adjusted EBITDA	$494	482
Additional Special Items Impacting Net Loss
Goodwill impairment	$—	10,693
Net gain on early retirement of debt(5)	(348)	(618)
Income from transition and separation services(6)	(157)	(128)
Gain on sale of investment	(205)	—
Tax effect of Special Items impacting Net Loss(7)	66	62
Total Special Items Impacting Net Loss	$(150)	10,491
Special Items Impacting Cash Flows
Severance	$133	67
Consumer and other litigation	1	(3)
Transaction and separation costs(2)	254	147
Income from transition and separate services(6)	(104)	(149)
Total Special Items Impacting Cash Flows	$284	62
(1)Reflects primarily the net loss of $102 million recorded for the year ended 2023 operating income.
(2)Transaction and separation costs associated with (i) the sale of our Latin American business on August 1, 2022, (ii) the sale of our 20-state ILEC business on October 3, 2022, (iii) the sale of our EMEA business on November 1, 2023, (iv) our March 22, 2024 debt transaction support agreement and our September 24, 2024 exchange offer and (v) our evaluation of other potential transactions.
(3)Includes primarily the recognition of (i) Q1 2024 previously deferred gain on sale of select CDN contracts in October 2023, based on the transfer of remaining customer contracts as of March 31, 2024 and (ii) Q4 2023 write-off of an allocated portion of customer relationship intangible assets in the amount of $121 million triggered by the sale of underlying CDN contracts, partially offset by recognition of a $48 million gain on the transaction based on the percentage of contracts that had transferred control as of December 31, 2023.
(4)Real estate transactions include primarily the Q4 2024 impairment loss for real estate held for sale, net of a gain associated with our real estate rationalization program, the Q2 2023 and Q4 2023 loss on donation of real estate, and acceleration of costs associated with our real estate rationalization program.
(5)Reflects primarily net gains as a result of (i) cash tender offers and open market repurchases resulting in a reduction of consolidated indebtedness of approximately $656 million in Q4 2024, (ii) repurchase of $75 million aggregate principal in Q2 2024, (iii) debt transaction support agreement and resulting debt extinguishment in Q1 2024, (iv) $19 million of debt exchanges in Q2 2023, and (v) $1.5 billion of debt exchanges in Q1 2023. There were no comparable gains or losses during Q4 2023 or Q3 2023.

A-2

Appendix A
(6)Income from transition and separation services includes charges we billed for transition services and IT professional services provided to the purchasers in connection with our 2022 and 2023 divestitures.
(7)Tax effect calculated using the annualized statutory tax rate, excluding any non-recurring discrete items.
Adjusted EBITDA Non-GAAP Reconciliation
(Unaudited; $ in millions)

	2024	2023
Net loss	$(55)	(10,298)
Income tax (benefit) expense	(175)	61
Total other expense, net	690	653
Depreciation and amortization expense	2,956	2,985
Stock-based compensation expense	29	52
Goodwill impairment	—	10,693
Adjusted EBITDA	$3,445	4,146
Add back: Severance(1)	$130	74
Add back: Consumer and other litigation(1)	2	(3)
Add back: Net loss on sale of businesses(1)	17	121
Add back: Transaction and separation costs(1)	282	108
Add back: Net (gain) loss on sale of select CDN contracts(1)	(6)	73
Add back: Real estate transactions(1)	69	109
Adjusted EBITDA excluding Special Items	$3,939	4,628
Net (loss) income excluding Special Items(1)	$(205)	193
Total revenue	$13,108	14,557
Net loss margin	(0.4%)	(70.7%)
Net income margin, excluding Special Items	(1.6%)	1.3%
Adjusted EBITDA margin	26.3%	28.5%
Adjusted EBITDA margin excluding Special Items	30.1%	31.8%
(1)Refer to Non-GAAP Special Items table for details of the Special Items included above.
Free Cash Flow Reconciliation
(Unaudited; $ in millions)

	2024	2023
Net cash provided by operating activities	$4,333	2,160
Capital expenditures	(3,231)	(3,100)
Free Cash Flow	1,102	(940)
Add back: Severance(1)	133	67
Add back: Consumer and other litigation(1)	1	(3)
Add back: Transaction and separation costs(1)	254	147
Remove: Income from transition and separation services(1)	(104)	(149)
Free Cash Flow excluding cash Special Items	$1,386	(878)
(1)Refer to Non-GAAP Special Items table for details of the Special Items impacting cash flow included above.
Statistical Data
Statistical data regarding broadband-enabled locations refers to the total number of units capable of receiving the Company’s broadband services at period end. For information on how we calculate the amount of our fiber route miles or on-net buildings, please see our Annual Report on Form 10-K for the year ended December 31, 2024. Other companies may use different methodologies to count their broadband enabled units or to calculate their other statistical data.

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Appendix B
Annual Financial Report
Index to Annual Financial Report
December 31, 2024
The materials included in this Appendix B are excerpted from Items 5, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2024. We filed the Form 10-K with the Securities and Exchange Commission on February 20, 2025, and have not updated any of the following excerpted materials for any changes or developments since such date. Please see the Form 10-K for additional information about our business and operations.
*    All references to “Notes” in this Appendix B refer to these Notes.

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Appendix B
ITEM 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
Our common stock is listed on the New York Stock Exchange ("NYSE") and the Berlin Stock Exchange and is traded under the symbol LUMN and CYTH, respectively.
At February 18, 2025, there were approximately 74,000 stockholders of record, although there were significantly more beneficial holders of our common stock.
Issuer Purchases of Equity Securities
The following table contains information about shares of our previously-issued common stock that we withheld from employees upon vesting of their stock-based awards during the fourth quarter of 2024 to satisfy the related tax withholding obligations:

	Total Number of Shares Withheld for Taxes	Average Price Paid Per Share
Period
October 2024	31,772	$6.32
November 2024	53,569	9.10
December 2024	25,519	7.12
Total	110,860
For a description of our share repurchases in late 2022 under a share repurchase program that lapsed in November 2024, see Note 20—Repurchases of Lumen Common Stock to our consolidated financial statements included in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Equity Compensation Plan Information
See Item 12 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
All references to "Notes" in this Item 7 of Part II refer to the Notes to Consolidated Financial Statements included in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Certain statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 constitute forward-looking statements. See "Special Note Regarding Forward-Looking Statements" immediately prior to Item 1 of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for factors relating to these statements and "Risk Factors" in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of certain risk factors applicable to our business, financial condition, results of operations, liquidity or prospects.
Overview
We are a networking company with the goal of connecting people, data, and applications quickly, securely and effortlessly. We are unleashing the world's digital potential by providing a broad array of integrated products and services to our domestic and global Business customers and our domestic Mass Markets customers. We operate one of the world's most interconnected communications networks. Our platform empowers our customers to swiftly adjust digital programs to meet immediate demands, create efficiencies, accelerate market access and reduce costs, which allows our customers to rapidly evolve their IT programs to address dynamic changes. With approximately 163,000 fiber on-net buildings and 340,000 route miles of fiber optic cable globally, we are among the largest providers of communications services to domestic and global enterprise customers. Our long-haul network throughout North America and Asia Pacific connects to metropolitan fiber networks that we operate.

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Appendix B
Divestitures of the Latin American, ILEC and EMEA Businesses
On August 1, 2022, affiliates of Level 3 Parent, LLC, an indirect wholly-owned subsidiary of Lumen Technologies, Inc., sold Lumen’s Latin American business for pre-tax cash proceeds of approximately $2.7 billion.
On October 3, 2022, we and certain of our affiliates sold the portion of our incumbent local exchange carrier ("ILEC") business conducted primarily within 20 Midwestern and Southeastern states. In exchange, we received $7.5 billion of consideration, which was reduced by approximately $0.4 billion of closing adjustments and partially paid through the purchaser's assumption of approximately $1.5 billion of our long-term consolidated indebtedness, resulting in pre-tax cash proceeds of approximately $5.6 billion. We retained the remainder of this business, which is conducted in 17 states, primarily in the Western United States.
On November 1, 2023, we and certain of our affiliates sold Lumen's operations in Europe, the Middle East and Africa ("EMEA") to Colt Technology Services Group Limited, a portfolio company of Fidelity Investments, for pre-tax cash proceeds of $1.7 billion after certain closing adjustments and transaction costs. This consideration is further subject to certain indemnities set forth in the Purchase Agreement, as amended and supplemented to date.
For more information, see (i) Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and (ii) the risk factors included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Macroeconomic Changes
Over the past few years macroeconomic changes have impacted us and our customers in several ways.
We believe macroeconomic changes over the past few years have resulted in (i) increases in certain revenue streams and decreases in others, (ii) operational challenges resulting from inflation and shortages of certain components and other supplies that we use in our business, (iii) delays in our cost transformation initiatives and (iv) delayed decision-making by certain of our customers. None of these effects, individually or in the aggregate, have to date materially impacted our financial performance or financial position.
Industry developments over the past few years have increased fiber construction demand from customers. The resulting increase in construction labor rates increased the cost of enabling units to be capable of receiving our Quantum Fiber broadband services. We believe these factors also occasionally contributed to a delay in attaining our Quantum Fiber buildout targets.
Continued business uncertainty, supply constraints or inflationary pressures could materially impact our financial results in a variety of ways, including by increasing our expenses, decreasing our revenues, further delaying our network expansion plans or otherwise interfering with our ability to deliver products and services.
These above-mentioned macroeconomic factors, coupled with dis-synergies resulting from our 2022 and 2023 divestitures, changes in customer preferences and negotiations with our creditors through the end of the first quarter of 2024, placed additional pressures on our financial performance and our market capitalization. These developments contributed to us recognizing a total of nearly $14.0 billion in goodwill impairment charges in 2022 and 2023. Some of these pressures continue to impact us. To the extent these pressures continue, we could experience additional deterioration in our projected cash flows or market capitalization, or make significant changes to the assumed discount rates or market multiples that we use to determine the fair value of our reporting units. Any of these could result in additional future impairments of our approximately $2.0 billion of remaining goodwill.
For further information relating to these matters, see (i) “—Trends Impacting Our Operations” and (ii) Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Reporting Segments
Our reporting segments are currently organized by customer focus, as follows:
•Business Segment: Under our Business segment, we provide our products and services under the following five sales channels:

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Appendix B
–Large Enterprise: Under our large enterprise sales channel, we provide our products and services to large enterprise customers and carriers in North America.
–Mid-Market Enterprise: Under our mid-market enterprise sales channel, we provide our products and services directly to medium-sized enterprises in North America, as well as through our indirect channel partners.
–Public Sector: Under our public sector sales channel, we provide our products and services to the public sector, including the U.S. Federal government, state and local governments and research and education institutions.
–Wholesale: Under our wholesale sales channel, we provide our products and services to a wide range of other communication companies providing wireline, wireless, cable, voice and data center services.
–International and Other: Under our international and other sales channel, we provide (i) various products and services to multinational and global enterprise customers and carriers and (ii) services under the limited number of our remaining content delivery network ("CDN") contracts.
•Mass Markets Segment. Under our Mass Markets segment, we provide products and services to domestic residential and small business customers. At December 31, 2024, we served 2.5 million broadband subscribers under our Mass Markets segment.
See Note 17—Segment Information to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
We categorize our Business segment revenue among the following products and services categories:
•Grow, which includes existing and emerging products and services in which we are significantly investing, including our dark fiber and conduit, Edge Cloud, IP, managed security, software-defined wide area networks ("SD WAN"), Unified Communications and Collaboration ("UC&C") and wavelengths services;
•Nurture, which includes our more mature offerings, including ethernet and VPN data networks services;
•Harvest, which includes our legacy services managed for cash flow, including Time Division Multiplexing voice, and private line services; and
•Other, which includes equipment sales, managed and professional service solutions and certain other services.
We categorize our Mass Markets products and services revenue among the following categories:
•Fiber Broadband, under which we provide high speed broadband services to residential and small business customers utilizing our fiber-based network infrastructure;
•Other Broadband, under which we provide primarily lower speed broadband services to residential and small business customers utilizing our copper-based network infrastructure; and
•Voice and Other, under which we derive revenues from (i) providing local and long-distance voice services, professional services, and other ancillary services, and (ii) federal broadband and state support programs.
From time to time, we may change the categorization of our products and services.
Trends Impacting Our Operations
In addition to the above-described impact of macroeconomic and industry pressures, our consolidated operations have been, and will continue to be, impacted by the following trends:
•Customers’ demand for automated products and services and competitive pressures will require that we continue to invest in new technologies and automated processes to improve our customers' experience and reduce our operating expenses.
•The increased use of multi-cloud storage, digital applications, video streaming, gaming, robotics, quantum computing, and artificial intelligence has substantially increased demand for robust, scalable network services. We are continuing to enhance our product and service offerings and taking other steps to enable customers to have access to greater bandwidth and capacity.

B-4

Appendix B
•Businesses continue to adopt distributed, global operating models. We are expanding and enhancing our fiber network, connecting more buildings to our network to generate revenue opportunities and reducing our reliance upon other carriers.
•Changes in customer preferences and in the regulatory, technological and competitive environment are (i) significantly reducing demand for our more mature service offerings, commoditizing certain offerings, or resulting in volume or rate reductions for other offerings and (ii) also creating certain opportunities for us arising out of increased demand for advanced networking services and high-speed, low-latency secure data transmissions.
•The operating margins of several of our newer, more technologically advanced services, some of which may connect to customers through other carriers, are lower than the operating margins on our traditional, on-net wireline services.
•Uncertainties regarding our financial performance and overall leverage have caused, and may continue to cause, certain customers and other third parties to avoid transacting business with us.
•Our expenses will be impacted by higher vendor costs, reduced economies of scale and other dis-synergies due to our 2022 and 2023 divestitures and any future divestitures.
•Declines in our traditional wireline services and other more mature offerings have necessitated right-sizing our cost structure to remain competitive.
•We have historically generated revenue by entering into transactions that utilize excess conduit, fiber or other assets on our network to create custom networks for our customers, including through our Private Connectivity FabricSM solutions. We plan to continue to actively pursue additional revenue-generating opportunities with respect to these assets through right-of-use agreements, leases or other agreements. We may or may not consummate such transactions from time to time, and the revenue from and obligations associated with any such opportunities may be significant, either individually or in the aggregate. The completion of any future transactions may be subject to customary conditions, and may not be executed in a timely manner, or at all.
These and other developments and trends impacting our operations are discussed elsewhere in Item 1A and this Item 7.
Results of Operations
In this section, we discuss our overall results of operations and highlight special items that are not included in our segment results. In "Segment Results" we review the performance of our two reporting segments in more detail. Results in this section include the results of our Latin American, ILEC and EMEA businesses prior to their sale on August 1, 2022, October 3, 2022 and November 1, 2023 respectively.
Operating Revenue
The following table summarizes our consolidated operating revenue recorded under each of our two segments and in our five revenue sales channels within the Business segment described above:

	Years Ended December 31,			2024 vs 2023 % Change	2023 vs 2022 % Change
	2024	2023	2022
	(Dollars in millions)
Business Segment:
Large Enterprise	$3,379	3,618	3,827	(7%)	(5%)
Mid-Market Enterprise	1,887	2,044	2,242	(8%)	(9%)
Public Sector	1,849	1,789	1,863	3%	(4%)
Wholesale	2,875	3,152	3,605	(9%)	(13%)
International and Other	373	980	1,562	(62%)	(37%)
Business Segment Revenue	10,363	11,583	13,099	(11%)	(12%)
Mass Markets Segment Revenue	2,745	2,974	4,379	(8%)	(32%)
Total operating revenue	$13,108	14,557	17,478	(10%)	(17%)

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Appendix B
Our consolidated operating revenue decreased by $1.4 billion for the year ended December 31, 2024 as compared to the year ended December 31, 2023, $547 million of which was due to the sale of the EMEA business and select CDN contracts in the fourth quarter of 2023. Our consolidated revenue decreased by $2.9 billion for the year ended December 31, 2023 compared to the year ended December 31, 2022, $2.1 billion of which was attributable to the sale of both our Latin American and ILEC businesses in the second half of 2022, and the sale of our EMEA business in the fourth quarter of 2023. See our segment results below for additional information.
Operating Expenses
The following table summarizes our operating expenses for the years ended December 31, 2024 and 2023. For information regarding expenses for the year ended December 31, 2022, see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Item 7 of Part II of our Annual Report Form 10-K for the year ended December 31, 2023.

	Years Ended December 31,		% Change
	2024	2023
	(Dollars in millions)
Cost of services and products (exclusive of depreciation and amortization)	$6,703	7,144	(6%)
Selling, general and administrative	2,972	3,198	(7%)
Net loss on sale of businesses	17	121	(86%)
Depreciation and amortization	2,956	2,985	(1%)
Goodwill impairment	—	10,693	nm
Total operating expenses	$12,648	24,141	(48%)
nm    Percentages greater than 200% and comparisons between positive and negative values or to/from zero values are considered not meaningful.
Cost of Services and Products (exclusive of depreciation and amortization)
Cost of services and products (exclusive of depreciation and amortization) decreased by $441 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. This decrease was primarily due to a decrease of $440 million as a result of the sale of the EMEA business in the fourth quarter of 2023 and a reduction of $147 million in employee-related expense from lower headcount in the business we retained following that sale and the 2022 sales of our Latin American business and a portion of our ILEC business. These decreases were partially offset by an increase in facilities costs of $120 million, as well as increases of $21 million related to real estate and power expenses.
Selling, General and Administrative
Selling, general and administrative expenses decreased by $226 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. The decrease was due to (i) a decrease of approximately $80 million due to the sale of the EMEA business, (ii) a decrease of approximately $67 million attributable to our recognition of a non-recurring loss in connection with our donation of our Monroe, Louisiana campus in 2023 (iii) a decrease of $115 million in employee-related expenses as a result of our 2024 workforce reductions, and (iv) a decrease of $150 million related to gains on various real estate and other asset sales during the year, including $22 million due to the recognition in the first quarter of 2024 of a deferred gain on the fourth quarter 2023 sale of select CDN contracts. These decreases were offset by (i) an increase of $157 million in legal and other professional fees mainly driven by our first and third quarter 2024 debt transactions and (ii) an increase of $80 million attributable to an impairment loss related to the initiation of marketing our Broomfield, Colorado office buildings to locate a buyer and the classification of those buildings as held for sale.
Net Loss on Sale of Businesses
For a discussion of the net loss on the sale of businesses that we recognized for the years ended December 31, 2024 and December 31, 2023, see Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses.

B-6

Appendix B
Depreciation and Amortization
The following table provides detail of our depreciation and amortization expense:

	Years Ended December 31,		% Change
	2024	2023
	(Dollars in millions)
Depreciation	$1,890	1,932	(2%)
Amortization	1,066	1,053	1%
Total depreciation and amortization	$2,956	2,985	(1%)
Depreciation expense decreased by $42 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023 primarily due to a decrease of $63 million relating to changes in the depreciation lives of fiber network assets and a decrease of $52 million relating to a net decline in depreciable assets. These decreases were partially offset by (i) a $29 million increase relating to the removal of certain assets held for sale and decommissioned assets, (ii) a $19 million increase relating to changes made at the beginning of 2024 in the method of depreciation from the group method of depreciation to the straight line by individual asset method, and (iii) an increase of $18 million from accelerated depreciation of CDN assets.
Amortization expense increased by $13 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. The increase was due to a $43 million increase associated with the accelerated amortization of software assets, mostly related to CDN contracts, and a $15 million increase associated with net increases in amortizable assets. These increases were partially offset by (i) a $24 million decrease due to a changed method of amortization as discussed in Note 1—Background and Summary of Significant Accounting Policies "— Change in Accounting Estimates", (ii) a $12 million decrease related to changes in our CDN customer relationships, and (iii) an $11 million decrease due to certain customer relationship intangible assets becoming fully amortized in the second quarter of 2023.
Further analysis of our segment operating expenses by segment is provided below in "Segment Results."
Goodwill Impairments
We are required to perform impairment tests related to our goodwill annually, which we perform as of October 31, or sooner if an indicator of impairment occurs.
We report under two segments: Business and Mass Markets. As of December 31, 2024, we had three reporting units for goodwill impairment testing: (i) Mass Markets, (ii) North America Business ("NA Business") and (iii) Asia Pacific ("APAC") region. Prior to the divestiture of the EMEA business in November 2023, the EMEA region was also a reporting unit and was tested for impairment in the pre-classification test as of October 31, 2022 discussed elsewhere herein. Similarly, prior to the August 2022 divestiture of our Latin American business, the Latin American ("LATAM") region was also a reporting unit.
When we performed a qualitative impairment test during the fourth quarter of 2024, we concluded it was more likely than not that the estimated fair value of each of our reporting units was greater than our carrying value of equity of each of our reporting units as of our testing date. Therefore, we concluded no impairment existed as of our annual assessment date in the fourth quarter of 2024.
The sustained decline in our share price during the second quarter of 2023 was considered a triggering event requiring evaluation of goodwill impairment. During the second and fourth quarters of 2023, we determined circumstances existed indicating it was more likely than not that the carrying value of one or more of our reporting units exceeded its fair value. When we performed an impairment test, we concluded that the estimated fair value of certain of our reporting units was less than their carrying value of equity as of our testing date. As a result, we recorded non-cash, non-tax-deductible goodwill impairment charges aggregating to $10.7 billion for the year ended December 31, 2023. When we performed our impairment tests during the fourth quarter of 2022, we concluded that the estimated fair value of certain of our reporting units was less than our carrying value of equity as of our testing date. As a result, we recorded non-cash, non-tax-deductible goodwill impairment charges aggregating to $3.3 billion in the fourth quarter of 2022.
For additional information about our impairment charges, see (i) “—Macroeconomic and Industry Changes” above and (ii) Note 3—Goodwill, Customer Relationships and Other Intangible Assets to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Other Consolidated Results
The following tables summarize our total other expense, net and income tax expense:

	Years Ended December 31,		% Change
	2024	2023
	(Dollars in millions)
Interest expense	$(1,372)	(1,158)	18%
Net gain on early retirement of debt	348	618	(44%)
Other income (expense), net	334	(113)	nm
Total other expense, net	$(690)	(653)	6%
Income tax (benefit) expense	$(175)	61	nm
nm    Percentages greater than 200% and comparisons between positive and negative values or to/from zero values are considered not meaningful.
Interest Expense
Interest expense increased by $214 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. The increase was primarily due to an increase in the average interest rate from 5.9% to 7.0%, which was partially offset by a decrease of $1.3 billion in our average outstanding long-term debt.
Net Gain on Early Retirement of Debt
For a discussion of the exchange offers that resulted in the net gain on debt that we recognized for the years ended December 31, 2024 and 2023, see Note 7—Long-Term Debt and Credit Facilities.
Other Income (Expense), Net
Other income (expense), net reflects certain items not directly related to our core operations, including (i) components of net periodic pension and post-retirement benefit costs, (ii) foreign currency gains and losses, (iii) our share of income from partnerships we do not control, (iv) interest income from cash and cash equivalents, (v) gains and losses from non-operating asset dispositions (see Note 19—Other Financial Information), (vi) income from transition and separation services provided by us to the purchasers of our divested businesses and (vii) other non-core items.

	Years Ended December 31,
	2024	2023
	(Dollars in millions)
Pension and post-retirement net periodic expense	$(152)	(158)
Foreign currency loss	(25)	(10)
Gain on sale of investment	205	—
Loss on investment in limited partnership	(10)	(75)
Loss on investment in equity securities	—	(22)
Transition and separation services	157	186
Interest income	119	41
Other	40	(75)
Other income (expense), net	$334	(113)
Income Tax Expense
For the years ended December 31, 2024 and 2023, our effective income tax rate was 76.1% and (0.6)%, respectively. The effective tax rate for the year ended December 31, 2024 includes a $135 million favorable impact of the exclusion of cancellation of debt income under Section 108 of the Internal Revenue Code. The effective tax rate for the year ended December 31, 2023 includes a $2.2 billion unfavorable aggregate impact of non-deductible goodwill impairments and a $137 million favorable impact as a result of utilizing available capital losses generated by the sale of our Latin American business in 2022. For additional information, see Note 16—Income Taxes to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and "Critical Accounting Policies and Estimates—Income Taxes."

B-8

Appendix B
Segment Results
General
Reconciliation of segment revenue to total operating revenue is below. The results presented in this section include results of our Latin American, ILEC and EMEA businesses prior to their sale on August 1, 2022, October 3, 2022 and November 1, 2023, respectively:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Operating revenue
Business	$10,363	11,583	13,099
Mass Markets	2,745	2,974	4,379
Total operating revenue	$13,108	14,557	17,478
Reconciliation of segment EBITDA to total adjusted EBITDA is below:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Net loss	$(55)	(10,298)	(1,548)
Income tax (benefit) expense	(175)	61	557
Total other expense, net	690	653	1,086
Depreciation and amortization expense	2,956	2,985	3,239
Goodwill impairment	—	10,693	3,271
Stock-based compensation expense	29	52	98
Total adjusted EBITDA	$3,445	4,146	6,703
Business segment adjusted EBITDA	$5,411	6,055	7,200
Mass Markets segment adjusted EBITDA	1,453	1,517	2,610
Other unallocated expense	(3,419)	(3,426)	(3,107)
For additional information on our reportable segments and product and services categories, see Note 4—Revenue Recognition and Note 17—Segment Information to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Business Segment

	Years Ended December 31,			Percent Change
	2024	2023	2022	2024 vs 2023	2023 vs 2022
	(Dollars in millions)
Business Segment Product Categories:
Grow	$4,373	4,494	4,618	(3%)	(3%)
Nurture	2,961	3,493	4,128	(15%)	(15%)
Harvest	2,271	2,679	3,411	(15%)	(21%)
Other	758	917	942	(17%)	(3%)
Total Business Segment Revenue	10,363	11,583	13,099	(11%)	(12%)
Expenses:
Total expense	4,952	5,528	5,899	(10%)	(6%)
Total adjusted EBITDA	$5,411	6,055	7,200	(11%)	(16%)
Year ended December 31, 2024 compared to the year ended December 31, 2023 and the year ended December 31, 2023 compared to the year ended December 31, 2022.
Business segment revenue decreased $1.2 billion for the year ended December 31, 2024 compared to December 31, 2023 and decreased $1.5 billion for the year ended December 31, 2023 compared to December 31, 2022. Approximately $547 million of the decrease for the year ended December 31, 2024 compared to December 31,

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
2023 was due to the sale of the EMEA business and select CDN contracts in the fourth quarter of 2023. Approximately $1.0 billion of the decrease for the year ended December 31, 2023 compared to December 31, 2022, was due to the sale of the Latin American, ILEC and EMEA businesses in late 2022 and 2023. More specifically, within each product category for the year ended December 31, 2024 compared to December 31, 2023 and for the year ended December 31, 2023 compared to December 31, 2022:
•Grow decreased $121 million and $124 million, respectively, reflecting decreases of approximately $272 million and $370 million associated with the sale of the divested businesses. For the year ended December 31, 2024 compared to December 31, 2023, we saw growth in IP services of $107 million and an increase in revenue from dark fiber and conduit of $112 million, partially offset by declines in other products, including declines in wavelength services by $42 million. For the year ended December 31, 2023 compared to December 31, 2022, we saw an increase of $244 million primarily in our IP, wavelengths, dark fiber, enterprise broadband and colocation products and services.
•Nurture decreased $532 million and $635 million, respectively, approximately $88 million and $262 million of which was associated with the sale of the divested businesses. The remainder of the declines were principally attributable to declines in traditional VPN services of $314 million and $261 million, respectively, and declines in Ethernet services of $117 million and $112 million, respectively.
•Harvest decreased by $408 million and $732 million, respectively, approximately $70 million and $370 million of which was associated with the sale of the divested businesses. The remainder of the decline was principally attributable to a $252 million and $265 million decline, respectively, in legacy voice and private line services.
•Other decreased by $159 million and $25 million, respectively. For the year ended December 31, 2024 as compared to December 31, 2023, approximately $93 million of this decline was attributable to the above-mentioned sale of select CDN contracts in late 2023 and decreases in equipment sales revenue of approximately $29 million. For the year ended December 31, 2023 as compared to December 31, 2022, approximately $48 million of the decline was attributable to decreased CDN revenue leading up to the above-mentioned sale, partially offset by an increase in equipment sales revenue of $35 million.
Business segment expense decreased by $576 million for the year ended December 31, 2024 compared to December 31, 2023 and decreased $371 million for the year ended December 31, 2023 compared to December 31, 2022. For the year ended December 31, 2024 compared to December 31, 2023 this decrease was primarily driven by (i) a decrease of $209 million due to the above-mentioned sale of the EMEA business and select CDN contracts in 2023, (ii) a $166 million reduction in overall network expense and (iii) a decrease of $138 million in employee-related costs. For the year ended December 31, 2023 compared to December 31, 2022, the decrease was primarily due to (i) the sale of the divested businesses of $230 million, (ii) an $81 million decrease in employee-related costs, and (iii) a $68 million decrease in other network related costs.
Business segment adjusted EBITDA as a percentage of revenue was 52%, 52% and 55% for the years ended December 31, 2024, 2023 and 2022.
Mass Markets Segment

	Years Ended December 31,			Percent Change
	2024	2023	2022	2024 vs 2023	2023 vs 2022
	(Dollars in millions)
Mass Markets Product Categories:
Fiber Broadband	$736	637	604	16%	5%
Other Broadband	1,167	1,395	2,163	(16%)	(36%)
Voice and Other	842	942	1,612	(11%)	(42%)
Total Mass Markets Segment Revenue	2,745	2,974	4,379	(8%)	(32%)
Expenses:
Total expense	1,292	1,457	1,769	(11%)	(18%)
Total adjusted EBITDA	$1,453	1,517	2,610	(4%)	(42%)
Year ended December 31, 2024 compared to the year ended December 31, 2023 and the year ended December 31, 2023 compared to the year ended December 31, 2022.

B-10

Appendix B
Mass Markets segment revenue decreased by $229 million for the year ended December 31, 2024 compared to December 31, 2023 and decreased $1.4 billion for the year ended December 31, 2023 compared to December 31, 2022. Approximately $1.1 billion of the decreases for the year ended December 31, 2023 compared to December 31, 2022 was due to the sale of our ILEC business in the fourth quarter of 2022. More specifically, within each product category for the year ended December 31, 2024 compared to December 31, 2023 and for the year ended December 31, 2023 compared to December 31, 2022:
•Fiber Broadband revenue increased $99 million and $33 million, respectively, primarily driven by growth in the number of fiber customers associated with our continued increase in enabled locations from our Quantum Fiber buildout. For the year ended December 31, 2023 compared to December 31, 2022, the increase was partially offset by a decrease of $41 million due to the sale of the ILEC business.
•Other Broadband revenue decreased $228 million and $768 million, respectively, primarily due to fewer customers for our lower speed copper-based broadband services. For the year ended December 31, 2023 compared to December 31, 2022, there was an additional decrease of $563 million due to the sale of the ILEC business.
•Voice and Other decreased $100 million and $670 million, respectively. For the year ended December 31, 2024 compared to December 31, 2023, the decrease was principally due to the continued loss of copper-based voice customers. For the year ended December 31, 2023 compared to December 31, 2022, the decrease was due to (i) a $472 million decrease due to the sale of the ILEC business, (ii) continued loss of copper-based voice customers, and (iii) the recognition in the first quarter of 2022 of $59 million of previously deferred revenue related to the CAF II program, which lapsed on December 31, 2021.
Mass Markets segment expense decreased by $165 million for the year ended December 31, 2024 compared to December 31, 2023 primarily due to (i) a decrease of $60 million in employee-related costs, (ii) a decrease of $36 million in other network related costs, (iii) a decrease of $33 million in professional fees, and (iv) a decrease of $10 million in network expenses. Mass Markets segment expense decreased $312 million for the year ended December 31, 2023 compared to December 31, 2022 primarily due to a $295 million decrease due to the ILEC divestiture and a $37 million decrease in professional fees, partially offset by an increase of $42 million in employee-related costs and $27 million in marketing and advertising costs.
Mass Markets segment adjusted EBITDA as a percentage of revenue was 53%, 51% and 60% for the years ended December 31, 2024, 2023 and 2022, respectively.
Critical Accounting Policies and Estimates
Our consolidated financial statements are prepared in accordance with accounting principles that are generally accepted in the United States. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of our assets, liabilities, revenue and expenses. We have identified certain policies and estimates as critical to our business operations and the understanding of our past or present results of operations related to (i) goodwill, customer relationships and other intangible assets; (ii) pension and post-retirement benefits; (iii) loss contingencies and (iv) income taxes. These policies and estimates are considered critical because they had a material impact, or they have the potential to have a material impact, on our consolidated financial statements and because they require us to make significant judgments, assumptions or estimates. We believe that our estimates, judgments and assumptions made when accounting for the items described below were reasonable, based on information available at the time they were made. However, actual results may differ from those estimates, and these differences may be material.
Goodwill, Customer Relationships and Other Intangible Assets
We have a significant amount of goodwill and indefinite-lived intangible assets that are assessed at least annually for impairment. At December 31, 2024, goodwill and intangible assets totaled $6.8 billion, or 20%, of our total assets. The impairment analyses of these assets are considered critical because of their significance to us and our segments and the subjective nature of certain assumptions used to estimate fair value.
We have assigned our goodwill balance to our segments at December 31, 2024 as follows:

	Business	Mass Markets	Total
	(Dollars in millions)
As of December 31, 2024	$—	1,964	1,964

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Intangible assets arising from business combinations, such as goodwill, customer relationships, capitalized software, trademarks and trade names, are initially recorded at estimated fair value. We amortize customer relationships primarily over an estimated life of seven to 14 years, using the straight-line method, depending on the customer. We amortize capitalized software using the straight-line method primarily over estimated lives ranging up to seven years. We amortize our other intangible assets using the straight-line method over an estimated life of nine to 20 years. Other intangible assets not arising from business combinations are initially recorded at cost. Where there are no legal, regulatory, contractual or other factors that would reasonably limit the useful life of an intangible asset, we classify them as indefinite-lived intangible assets and such intangible assets are not amortized.
We assess our long-lived intangible assets, other than goodwill, with indefinite lives for impairment annually, or, under certain circumstances, more frequently, such as when events or changes in circumstances indicate there may be an impairment. We carry these assets at the estimated fair value at the time of acquisition and record assets not acquired in acquisitions at historical cost. However, if their estimated fair value is less than their carrying amount, we recognize an impairment charge for the amount by which the carrying amount of these assets exceeds their estimated fair value. For the years ended December 31, 2024 and 2023, we concluded it was more likely than not that our indefinite-lived intangible assets were not impaired, and therefore we recorded no impairment charge for these assets.
We are required to assess our goodwill for impairment annually, or more frequently if an event occurs or circumstances change that indicates it is more likely than not the fair values of any of our reporting units were less than their carrying values. In assessing goodwill for impairment, we may first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value.
Our annual impairment assessment date for goodwill is October 31, at which date we assess our reporting units. We report two segments: Business and Mass Markets. At October 31, 2024, we had three reporting units for goodwill impairment testing, which are (i) Mass Markets (ii) NA Business and (iii) APAC region. Prior to their divestitures in 2023 and 2022, the EMEA and LATAM regions were also each considered their own reporting unit.
Our reporting units are not discrete legal entities with discrete full financial statements. Our assets and liabilities are employed in and relate to the operations of multiple reporting units and are allocated to individual reporting units based on their relative revenue or earnings before interest, taxes depreciation and amortization ("EBITDA"). For each reporting unit, we compare its estimated fair value of equity to the carrying value of equity that we assign to the reporting unit. If the estimated fair value of the reporting unit is greater than its carrying value, we conclude that no impairment exists. If the estimated fair value of the reporting unit is less than the carrying value, we record a non-cash impairment charge equal to the excess amount. Depending on the facts and circumstances, we typically estimate the fair value of our reporting units by considering either or both of (i) a discounted cash flow method, which is based on the present value of projected cash flows over a discrete projection period and a terminal value, which is based on the expected normalized cash flows of the reporting units following the discrete projection period, and (ii) a market approach, which includes the use of multiples of publicly-traded companies whose services are comparable to ours. With respect to our analysis using the discounted cash flow method, the timing and amount of projected cash flows under these forecasts require estimates developed from our long-range plan, which is informed by wireline industry trends, the competitive landscape, product lifecycles, operational initiatives, capital allocation plans and other company-specific and external factors that influence our business. These projected cash flows consider recent historical results and are consistent with our short-term financial forecasts and long-term business strategies. Due to inherent uncertainties, actual cash flows could vary significantly from our projected cash flows. Our determination of the discount rate is based on a weighted average cost of capital approach, which uses a market participant’s cost of equity and after-tax cost of debt and reflects certain risks inherent in the projected cash flows. With respect to our analysis using the market approach, we estimate the fair value of a reporting unit based upon a market multiple applied to the reporting unit’s revenue and EBITDA, adjusted for an appropriate control premium based on recent market transactions. We weigh these revenue and EBITDA market multiples depending on the characteristics of the individual reporting unit. We also reconcile the estimated fair values of the reporting units to our market capitalization to determine whether the indicated control premium is reasonable in comparison to recent transactions in the marketplace. Our development of estimates of fair value under both the discounted cash flow method and the market approach method are subject to inherent uncertainties and actual results could vary significantly from our estimates.

B-12

Appendix B
Declines in our stock price in the past were a critical factor that led us to determine that our goodwill was impaired. Future declines in our stock price could potentially cause additional impairments of our goodwill. Changes in the underlying assumptions that we use in allocating the assets and liabilities to reporting units under either the discounted cash flow or market approach method can result in materially different determinations of fair value. We perform sensitivity analyses that consider a range of discount rates and a range of EBITDA market multiples and we believe the estimates, judgments, assumptions and allocation methods used by us are reasonable. Nonetheless, changes in any of them can significantly affect whether we must incur impairment charges, as well as the size of such charges.
For additional information on our goodwill balances by segment and results of our impairment analyses, see Note 3—Goodwill, Customer Relationships and Other Intangible Assets to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Pension and Post-retirement Benefits
We sponsor a noncontributory qualified defined benefit pension plan (referred to herein as our qualified pension plan, the "Lumen Combined Pension Plan" or the "Combined Pension Plan") for a substantial portion of our current and former employees in the United States. As of January 1, 2022, we spun off a new pension plan (the "Lumen Pension Plan") from the Combined Pension Plan in anticipation of the sale of a portion of our ILEC business on October 3, 2022. We recognized pension costs related to both plans through the sale of the ILEC business, at which time balances related to the Lumen Pension Plan were reflected in the calculation of our gain on the sale of the ILEC business and the pension obligation and assets of the Lumen Pension Plan were transferred to the purchaser.
In addition to the Lumen Combined Pension Plan, we also maintain several non-qualified pension plans for certain eligible highly compensated employees. Due to the insignificant impact of these non-qualified plans on our consolidated financial statements, we have excluded them from the following pension and post-retirement benefits disclosures for 2024, 2023 and 2022. See Note 11—Employee Benefits for additional information.
We also maintain post-retirement benefit plans that provide health care and life insurance benefits primarily for certain eligible retirees.
In 2024, approximately 64% of the Combined Pension Plan's January 1, 2024 net actuarial loss balance of $1.4 billion was subject to amortization as a component of net periodic expense over the average remaining service period of 13 years for participating employees expected to receive benefits under the plan. We treated the other 36% of the Combined Pension Plan's beginning net actuarial loss balance as indefinitely deferred during 2024. In 2024, approximately 75% of the beginning net actuarial gain of $337 million at January 1, 2024 for the post-retirement benefit plans was subject to amortization as a component of net periodic expense, with the other 25% of the beginning net actuarial gain balance for the post-retirement benefit plans treated as indefinitely deferred.
In 2023, approximately 62% of the Combined Pension Plan's January 1, 2023 net actuarial loss balance of $1.4 billion was subject to amortization as a component of net periodic expense over the average remaining service period of 14 years for participating employees expected to receive benefits under the plan. We treated the other 38% of the Combined Pension Plan's beginning net actuarial loss balance as indefinitely deferred during 2023. In 2023, approximately 56% of the beginning net actuarial gain of $371 million at January 1, 2023 for the post-retirement benefit plans was subject to amortization as a component of net periodic expense, with the other 44% of the beginning net actuarial gain balance for the post-retirement benefit plans treated as indefinitely deferred.
In 2022, approximately 62% of the Combined Pension Plan's January 1, 2022 net actuarial loss balance of $2.2 billion was subject to amortization as a component of net periodic expense over the average remaining service period of 14 years for participating employees expected to receive benefits under the plan. We treated the other 38% of the Combined Pension Plan's beginning net actuarial loss balance as indefinitely deferred during 2022. Additionally, upon the sale of the ILEC business on October 3, 2022, we recognized $564 million of net actuarial pre-tax loss related to the Lumen Pension Plan, which partially offset our gain on the sale of the business. We treated the entire beginning net actuarial loss of $217 million at January 1, 2022 for the post-retirement benefit plans as indefinitely deferred during 2022.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
In computing our pension and post-retirement health care and life insurance benefit obligations, our most significant assumptions are the discount rate and mortality rates. In computing our periodic pension expense, our most significant assumptions are the discount rate and the expected rate of return on plan assets. In computing our post-retirement benefit expense, our most significant assumption is the discount rate.
The discount rate for each plan is the rate at which we believe we could effectively settle the plan's benefit obligations as of the end of the year. We selected each plan's discount rate based on a cash flow matching analysis using hypothetical yield curves from high-quality U.S. corporate bonds and projections of the future benefit payments that constitute the projected benefit obligation for the plans. This process establishes the uniform discount rate that produces the same present value of the estimated future benefit payments as is generated by discounting each year's benefit payments by a spot rate applicable to that year. The spot rates used in this process were derived from a yield curve created from yields on the 60th to 90th percentile of U.S. high quality bonds.
The table below illustrates hypothetical changes in our benefit obligation for the qualified pension plan and the post-retirement benefit plans obligation if we had selected a higher or lower discount rate.

	Percentage point change	Increase/(decrease) in Benefit Obligation at December 31, 2024
		(Dollars in millions)
Combined Pension Plan discount rate	1%	$(325)
	(1%)	374
Post-retirement benefit plans discount rate	1%	(133)
	(1%)	133
Published mortality rates help predict the expected life of plan participants and are based on historical demographic studies by the Society of Actuaries ("SOA"). The SOA publishes new mortality tables and projection scales on a regular basis which reflect updates to projected life expectancies in North America. Historically, we have adopted the new projection tables immediately after publication. The SOA did not release any revised mortality tables or projection scales in 2022, 2023 or 2024.
The expected rate of return on plan assets is the long-term rate of return we expect to earn on the plans' assets in the future, net of administrative expenses paid from plan assets. The rate of return is determined by the strategic allocation of plan assets and the long-term risk and return forecast for each asset class. The forecasts for each asset class are generated primarily from an analysis of the long-term expectations of various third-party investment management organizations, to which we then add a factor of 50 basis points to reflect the benefit we expect to result from our active management of the assets. The expected rate of return on plan assets is reviewed annually by management and our Board of Directors and is revised, as necessary, to reflect changes in the financial markets and our investment strategy.
Changes in any of the above factors could significantly impact operating expenses in our consolidated statements of operations and other comprehensive loss in our consolidated statements of comprehensive income (loss), as well as the amount of the liability and accumulated other comprehensive loss of stockholders' equity on our consolidated balance sheets.
Loss Contingencies
We are involved in several potentially material legal proceedings, as described in more detail in Note 18—Commitments, Contingencies and Other Items. On a quarterly basis, we assess potential losses in relation to these and other pending or threatened tax and legal matters. For matters not related to income taxes, if a loss is considered probable and the amount can be reasonably estimated, we recognize an expense for the estimated loss. To the extent these estimates are more or less than the actual liability incurred upon resolving these matters, our earnings will be increased or decreased accordingly. If the differences are material, our consolidated financial statements could be materially impacted.

B-14

Appendix B
For matters related to income taxes, if we determine in our judgment that the impact of an uncertain tax position is more likely than not to be sustained upon audit by the relevant taxing authority, then we recognize in our financial statements a benefit for the largest amount that is more likely than not to be sustained. We do not recognize any portion of an uncertain tax position if we determine in our judgment that the position has less than a 50% likelihood of being sustained. Though the validity of any tax position is a matter of tax law, the body of statutory, regulatory and interpretive guidance on the application of the law is complex and often ambiguous, particularly in certain of the non-U.S. jurisdictions in which we operate. As such, our tax positions may not be sustained, which could materially impact our consolidated financial statements.
Income Taxes
Our provision for income taxes includes amounts for tax consequences deferred to future periods. We record deferred income tax assets and liabilities reflecting future tax consequences attributable to (i) tax credit carryforwards, (ii) differences between the financial statement carrying value of assets and liabilities and the tax basis of those assets and liabilities and (iii) tax NOLs. Deferred taxes are computed using enacted tax rates expected to apply in the year in which the differences are expected to affect taxable income. The effect of a change in tax rate on deferred income tax assets and liabilities is recognized in earnings in the period that includes the enactment date.
The measurement of deferred taxes often involves the exercise of considerable judgment related to the realization of tax basis. Our deferred tax assets and liabilities reflect our assessment that tax positions taken in filed tax returns and the resulting tax basis are more likely than not to be sustained if they are audited by taxing authorities. Assessing tax rates that we expect to apply and determining the years when the temporary differences are expected to affect taxable income requires judgment about the future apportionment of our income among the states in which we operate. Any changes in our practices or judgments involved in the measurement of deferred tax assets and liabilities could materially impact our financial condition or results of operations.
In connection with recording deferred income tax assets and liabilities, we establish valuation allowances when necessary to reduce deferred income tax assets to amounts that we believe are more likely than not to be realized. We evaluate our deferred tax assets quarterly to determine whether adjustments to our valuation allowances are appropriate in light of changes in facts or circumstances, such as changes in tax law, interactions with taxing authorities and developments in case law. In making this evaluation, we rely on our recent history of pre-tax earnings. We also rely on our forecasts of future earnings and the nature and timing of future deductions and benefits represented by the deferred tax assets, all of which involve the exercise of significant judgment. At December 31, 2024, we established a valuation allowance of $343 million primarily related to state NOLs, based on our determination that it was more likely than not that this amount of these NOLs would expire unused. If forecasts of future earnings and the nature and estimated timing of future deductions and benefits change in the future, we may determine that existing valuation allowances must be revised or eliminated or new valuation allowances created, any of which could materially impact our financial condition or results of operations. See Note 16—Income Taxes to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Liquidity and Capital Resources
Overview of Sources and Uses of Cash
We are a holding company that is dependent on the capital resources of our subsidiaries to satisfy our parent company liquidity requirements. Several of our significant operating subsidiaries have borrowed funds either on a standalone basis or as part of a separate restricted group with certain of its subsidiaries or affiliates. The terms of the instruments governing the indebtedness of these borrowers or borrowing groups may restrict our ability to access their accumulated cash. In addition, our ability to access the liquidity of these and other subsidiaries may be constrained by tax, legal and other limitations. For additional information, see "—Debt Instruments and Financing Arrangements" below.
At December 31, 2024, we held cash and cash equivalents of $1.9 billion. As of December 31, 2024, we had approximately $737 million of borrowing capacity available under our approximately $1.0 billion of revolving credit facilities, net of undrawn letters of credit issued to us thereunder. We typically use our revolving credit facilities as a source of liquidity for operating activities and our other cash requirements. We had approximately $59 million of cash and cash equivalents outside the United States at December 31, 2024. We currently believe that there are no material restrictions on our ability to repatriate cash and cash equivalents into the United States, and that we may do so without paying or accruing U.S. taxes or significant foreign taxes. We do not currently intend to repatriate to the United States any material amounts of our foreign cash and cash equivalents from operating entities.

B-15
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Our senior leadership team and our Board of Directors review our sources and potential uses of cash in connection with our annual budgeting process and throughout the year as circumstances warrant. Generally speaking, our principal funding source is cash from operating activities, and our principal cash requirements include operating expenses, capital expenditures, income taxes, debt payments, periodic securities repurchases, periodic pension contributions and other benefits payments.
Based on our current capital allocation objectives, during 2025 we project expending approximately $4.1 billion to $4.3 billion of capital expenditures.
For the 12-month period ending December 31, 2025, we project that our fixed commitments will include (i) $52 million of scheduled term loan amortization payments (ii) $39 million of finance lease and other fixed payments and (iii) $321 million of debt maturities.
We will continue to monitor our future sources and uses of cash, and anticipate that we will make adjustments to our capital allocation strategies when, as and if determined by our senior leadership team and our Board. We may also draw on our revolving credit facilities as a source of liquidity for operating activities and to give us additional flexibility to finance our capital investments, payments of debt, pension contributions and other cash requirements.
For additional information, see "Risk Factors—Financial Risks" in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Impact of Divestitures
As discussed in Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, we sold our Latin American, ILEC and EMEA businesses on August 1, 2022, October 3, 2022 and November 1, 2023, respectively. As further described elsewhere herein, these transactions have provided us with a substantial amount of cash proceeds but have also reduced our base of income-generating assets that generate our recurring cash from operating activities. For a discussion of the impact of our divestitures upon our federal income taxes, see "Liquidity and Capital Resources–Federal Income Tax Obligations.”
Impact of PCF Transactions
During the second half of 2024, we announced that Lumen and its subsidiaries sold several billion dollars of new PCF solutions.
Lumen and its subsidiaries expect to receive the majority of cash from these agreements, which include advance payments to fund network expansion projects, over the next three to four years. Lumen and its subsidiaries will incur certain material expenditures in connection with these agreements, and expect the majority of such expenditures to be made over the same period of time. The payments Lumen and its subsidiaries actually make and receive may vary materially from what is expected and will depend, among other things, on the timing of delivery and installation of the products and services by Lumen and its subsidiaries.
During the second half of 2024, we began receiving advance payments under these agreements, which increased our net cash provided by operating activities reflected in our consolidated statements of cash flows and our deferred revenue reflected in our consolidated balance sheets. We anticipate that our continued receipt of cash payments under these agreements will (i) cause our consolidated cash flows to vary from quarter to quarter over the next several years and (ii) enable us to accelerate our network simplification initiatives. In addition, we expect our consolidated capital expenditures to increase as we use these cash receipts to fund network expansion projects contemplated under such agreements.
We expect to enter into additional agreements in the future to sell products and services as part of our PCF solutions but cannot provide any assurances. See "Risk Factors" under Item 1A of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Capital Expenditures
We incur capital expenditures on an ongoing basis to expand and improve our service offerings, enhance and modernize our networks, fulfill our contractual obligations, and compete effectively in our markets. We evaluate our discretionary capital expenditure projects based on a variety of factors, including expected strategic impacts (such as forecasted impact on revenue growth, productivity, expenses, service levels and customer retention) and our expected return on investment. The amount of our capital investment is influenced by, among other things, current and projected demand for our services and products, our network and customer contract requirements, cash flow generated by operating activities, cash required for debt service and other purposes, regulatory considerations (such as governmentally-mandated infrastructure buildout requirements) and the availability of requisite supplies, labor and permits.

B-16

Appendix B
Our capital expenditures continue to be focused on enhancing network operating efficiencies, developing new services, and expanding our fiber network, including our Quantum Fiber buildout plan. A portion of our 2025 capital expenditures will also be focused on replacing aged network assets. For more information on our capital spending, see (i) "—Overview of Sources and Uses of Cash" above, (ii) "Cash Flow Activities—Investing Activities" below, (iii) —Impact of PCF Transactions above and (iv) Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Debt Instruments and Financing Arrangements
Debt Instruments
On March 22, 2024, Lumen Technologies, Level 3 Financing, Qwest and a group of consenting debtholders representing over $15.0 billion of Lumen's outstanding consolidated long-term debt completed transactions contemplated under the amended and restated transaction support agreement dated January 22, 2024 (the "TSA Transactions"), which, among other things, extended maturities of the debt instruments of Lumen and Level 3 Financing, Inc. and provided access to approximately $1.0 billion of new Lumen revolving credit facilities maturing in 2028 to replace Lumen's former $2.2 billion revolving credit facility. In addition, Level 3 Financing, Inc. privately placed $1.575 billion aggregate principal amount of newly-issued first lien notes, a portion of the proceeds of which were used to reduce Lumen's consolidated indebtedness. For more information, see Note 7—Long-Term Debt and Credit Facilities to our consolidated financial statements included under Item 8 of Part II of this annual report.
On September 24, 2024, (i) Lumen Technologies issued approximately $438 million aggregate principal amount of its newly-issued 10.000% Secured Notes due 2032 and paid approximately $14 million cash (excluding accrued and unpaid interest payable with respect to the exchanged notes) in exchange for approximately $491 million aggregate principal amount of its outstanding senior unsecured notes (which were concurrently cancelled), and (ii) Level 3 Financing issued approximately $350 million aggregate principal amount of its newly-issued 10.000% Second Lien Notes due 2032 in exchange for approximately $357 million aggregate principal amount of its outstanding senior unsecured notes (which were concurrently cancelled). These transactions reduced the aggregate principal amount of Lumen's consolidated indebtedness by approximately $60 million.
Through open market repurchases and cash tender offers occurring throughout the year ended December 31, 2024, Lumen further reduced the aggregate principal amount of its consolidated indebtedness by approximately $769 million.
At December 31, 2024, we had:
•$13.7 billion of outstanding consolidated secured indebtedness;
•$4.6 billion of outstanding consolidated unsecured indebtedness (excluding (i) finance lease obligations, (ii) unamortized premiums, net and (iii) unamortized debt issuance costs); and
•approximately $737 million of unused borrowing capacity under our revolving credit facilities, as discussed further below.
Under its credit agreements dated March 22, 2024, Lumen maintained at December 31, 2024 (i) approximately $954 million of superpriority revolving credit facilities, under which we owed nothing as of such date, and we had approximately $217 million of letters of credit issued and undrawn as of such date, and (ii) approximately $3.6 billion of drawn superpriority term loan facilities. Under its credit agreements dated March 22, 2024, Level 3 Financing maintained at December 31, 2024, $2.4 billion of drawn secured term loan facilities. For additional information, see (i) "—Overview of Sources and Uses of Cash," and (ii) Note 7—Long-Term Debt and Credit Facilities to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
At December 31, 2024, we had $220 million undrawn letters of credit outstanding, $217 million of which were issued under our revolving credit facilities, $1 million of letters of credit outstanding under our $225 million uncommitted letter of credit facility and $2 million of which were issued under a separate facility maintained by one of our subsidiaries (the full amount of which is collateralized by cash).
In addition to indebtedness under their March 22, 2024 credit agreements, Lumen and Level 3 Financing, Inc. are indebted under their respective outstanding senior notes, and certain of Lumen's other subsidiaries are indebted under their respective outstanding senior notes.

B-17
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
For additional information on the terms and conditions of other debt instruments of ours and our subsidiaries, including financial and operating covenants, see (i) Note 7—Long-Term Debt and Credit Facilities to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and (ii) "—Other Matters" below.
Future Debt Transactions
Subject to market conditions, we plan to continue to issue debt securities from time to time to refinance a substantial portion of our maturing debt, including issuing debt securities of certain of our subsidiaries to refinance their maturing debt to the extent permitted under our debt covenants and consistent with our capital allocation strategies. The availability, interest rate and other terms of any new borrowings will depend on the ratings assigned by credit rating agencies, among other factors.
As of the filing date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the credit ratings for the senior secured and unsecured debt of Lumen Technologies, Inc., Level 3 Financing, Inc. and Qwest Corporation were as follows:

Borrower	Moody's Investors Service, Inc.(1)	Standard & Poor's(1)	Fitch Ratings
Lumen Technologies, Inc.:
Unsecured	Caa3	CCC-	CCC-
Secured	Caa1/Caa2	B	B+
Level 3 Financing, Inc.:
Unsecured	Caa1	CCC-	CCC-
Secured	B2/Caa1	CCC+	B+/CCC
Qwest Corporation:
Unsecured	Caa3	B-	B+
(1)In August 2024, Moody's upgraded the Lumen Technologies Corporate Family Rating ("CFR") to Caa1 and placed the ratings of Lumen Technologies' debt on positive outlook. In November 2024, Standard & Poor's placed the ratings of Lumen Technologies' debt on positive credit watch.
Our credit ratings are reviewed and adjusted from time to time by the rating agencies. Any future changes in the senior unsecured or secured debt ratings of us or our subsidiaries could impact our access to capital or borrowing costs. We cannot provide any assurances that we will be able to borrow additional funds on favorable terms, or at all. See "Risk Factors—Financial Risks" in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
From time to time over the past couple of years, we have engaged in various debt refinancings, redemptions, tender offers, exchange offers, open market purchases and other transactions designed principally to reduce our consolidated indebtedness, extend our debt maturities, improve our financial flexibility or otherwise enhance our debt profile. Subject to market conditions, restrictions under our debt covenants, and other limitations, we expect to opportunistically pursue similar transactions in the future to the extent feasible. See Note 7—Long-Term Debt and Credit Facilities to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
Federal Income Tax Obligations
As of December 31, 2024, Lumen Technologies had approximately $570 million of federal NOLs which, for U.S. federal income tax purposes, may be used to offset future taxable income. These NOLs are primarily related to federal NOLs we acquired through the Level 3 Communications, Inc. acquisition on November 1, 2017 and are subject to limitations under Section 382. We maintain a Section 382 rights agreement designed to safeguard through late 2026 our ability to use those NOLs. We utilized a substantial portion of our previously available NOLs to offset taxable gains generated by the completion of our 2022 divestitures. For additional information about our NOLs, see Note 16—Income Taxes— to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
We expect to use substantially all of our remaining NOLs in future periods in accordance with Section 382's annual limitations, although we cannot guarantee this. See "Risk Factors—Financial Risks—We may not be able to fully utilize our NOLs" in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

B-18

Appendix B
In January 2024, we received a federal income tax cash refund of $729 million, including interest. The amounts of our near-term future tax payments will depend upon many factors, including our future earnings and tax circumstances and the impact of any potential corporate tax reform legislation or taxable transactions.
The Inflation Reduction Act enacted in 2022, among other things, implemented a new federal corporate alternative minimum tax (“CAMT”) on adjusted financial statement income effective for tax periods occurring after December 31, 2022. The CAMT had no material impact on our financial results as of December 31, 2024. In addition, in 2021, the Organization for Economic Co-operation and Development (“OECD”) has issued Pillar Two model rules introducing a new global minimum corporate tax of 15% and the OECD and the majority of its participating countries continue to work toward the enactment of such tax. While the U.S. has not adopted Pillar Two legislation, various other governments around the world have enacted such legislation that is effective for tax periods after December 31, 2023. These global minimum tax rules have increased our administrative and compliance burdens but the impact to our financial statements for the year ended December 31, 2024 was immaterial. We anticipate further legislative activity and administrative guidance throughout 2025 and continue to monitor evolving global tax legislation.
Pension and Post-retirement Benefit Obligations
We are subject to material obligations under our existing defined benefit pension plans and post-retirement benefit plans. At December 31, 2024, the accounting unfunded status of our qualified and non-qualified defined benefit pension plans and our qualified post-retirement benefit plans was $645 million and $1.7 billion, respectively. For additional information about our pension and post-retirement benefit arrangements, see "Critical Accounting Policies and Estimates—Pension and Post-retirement Benefits" in Item 7 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Note 11—Employee Benefits to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
As of January 1, 2022, we spun off the Lumen Pension Plan from the Combined Pension Plan in anticipation of the sale of the ILEC business, as described further in Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. At the time of the spin-off we transferred $2.5 billion of pension benefit obligation and $2.2 billion of plan assets to the Lumen Pension Plan and we further contributed approximately $319 million of cash in September 2022. This plan was subsequently assumed by the purchaser as part of our ILEC business divestiture on October 3, 2022. Upon sale of the ILEC business, we recognized $403 million of net actuarial loss and prior service cost, net of tax impact, related to the Lumen Pension Plan, which partially offset our gain on sale of the business.
Benefits paid by our Combined Pension Plan are paid through the trust that holds the Combined Pension Plan's assets. Based on current laws and circumstances, we do not expect any contributions to be required for our Combined Pension Plan during 2025. The amount of required contributions to our Combined Pension Plan in 2026 and beyond will depend on a variety of factors, most of which are beyond our control, including earnings on plan investments, prevailing interest rates, demographic experience, changes in plan benefits and changes in funding laws and regulations. We occasionally make voluntary contributions to our plans in addition to required contributions and reserve the right to do so in the future. We made a voluntary contribution of $170 million to the trust for the Combined Pension Plan during 2024. We currently do not expect to make a voluntary contribution in 2025.
Substantially all of our post-retirement health care and life insurance benefits plans are unfunded and are paid by us with available cash. As described further in Note 11—Employee Benefits, aggregate benefits paid by us under these plans (net of participant contributions and direct subsidy receipts) were $185 million, $194 million and $210 million for the years ended December 31, 2024, 2023 and 2022, respectively. For additional information on our expected future benefits payments for our post-retirement benefit plans, see Note 11—Employee Benefits to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
For 2024, our expected annual long-term rate of return on the pension plan assets, net of administrative expenses, was 6.5%. For 2025, our expected annual long-term rate of return on these assets, net of administration expenses, remains 6.5%. However, actual returns could be substantially different.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Our pension plan contains provisions that allow us, from time to time, to offer lump sum payment options to certain former employees in settlement of their future retirement benefits. We record an accounting settlement charge, consisting of the recognition of certain deferred costs of the pension plan, associated with these lump sum payments only if, in the aggregate, they exceed the sum of the annual service and interest costs for the plan’s net periodic pension benefit cost, which represents the settlement accounting threshold. The settlement threshold was not exceeded for the years ended December 31, 2024, December 31, 2023 or December 31, 2022.
In the event of workforce reductions in the future, the annual lump sum payments may trigger settlement accounting.
Future Contractual Obligations
Our estimated future obligations as of December 31, 2024 include both current and long term obligations. At December 31, 2024, we had a current obligation of $412 million and a long-term obligation of $18.1 billion of long-term debt (excluding unamortized premiums, net and unamortized debt issuance costs). Under our operating leases, at December 31, 2024 we had a current obligation of $340 million and a long-term obligation of $1.3 billion. As of such date, we had current obligations related to right-of-way agreements and purchase commitments of $999 million and a long-term obligation of $2.6 billion. Additionally, as of such date we had a current asset retirement obligation of $25 million and a long-term obligation of $132 million. Finally, at December 31, 2024 our pension and post-retirement benefit plans had an unfunded benefit obligation, of which $189 million is classified as current and $2.2 billion is classified as long-term. For additional information, see Note 5—Leases, Note 7—Long-Term Debt and Credit Facilities, Note 9—Property, Plant and Equipment, Note 11—Employee Benefits and Note 18—Commitments, Contingencies and Other Items.
Federal Broadband Support Programs
In January 2020, the FCC created the Rural Digital Opportunity Fund (“RDOF”) program, a federal support program designed to fund broadband deployment in rural America. For the first phase of this program, RDOF Phase I, the FCC awarded $6.4 billion in support payments to be paid in equal monthly installments over 10 years. We were awarded RDOF funding in several of the states in which we operate and began receiving monthly support payments during the second quarter of 2022. We received approximately $17 million in annual RDOF Phase I support payments during 2023 and 2022. In the third quarter of 2024, we relinquished rights to develop certain RDOF census blocks in four states, which resulted in (i) a reduction of our anticipated RDOF Phase I support payments to approximately $16 million for the year ending December 31, 2024 and $15 million each year thereafter through the program period and (ii) an expectation of payment to the federal government, which we anticipate will be approximately $10 million.
For additional information on these programs, see (i) Note 4—Revenue Recognition to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, (ii) "Business—Regulation of Our Business" in Item 1 of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and (iii) "Risk Factors—Legal and Regulatory Risks" in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Federal officials have proposed changes to current programs and laws that could impact us, including proposals designed to increase broadband access, increase competition among broadband providers, lower broadband costs and increase broadband regulation. In late 2021, the U.S. Congress enacted legislation that appropriated $65 billion to improve broadband affordability and access, primarily through federally funded state grants. As of the date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, various state and federal agencies are continuing to take steps to make this funding available to eligible applicants, including us. We anticipate that the release of this funding would increase competition for broadband customers in newly-served areas.

B-20

Appendix B
Cash Flow Activities
The following table summarizes our consolidated cash flow activities for the years ended December 31, 2024 and 2023. For information regarding cash flow activities for the year ended December 31, 2022, see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Item 7 of Part II of our Annual Report Form 10-K for the year ended December 31, 2023.

	Years Ended December 31,		$ Change
	2024	2023
	(Dollars in millions)
Net cash provided by operating activities	$4,333	2,160	2,173
Net cash used in investing activities	(2,830)	(1,201)	1,629
Net cash used in financing activities	(1,851)	(18)	1,833
Operating Activities
Net cash provided by operating activities increased by $2.2 billion for the year ended December 31, 2024 as compared to the year ended December 31, 2023 primarily due to (i) cash payments received in the third quarter of 2024 pursuant to our recent sales of PCF solutions and (ii) our federal income tax cash refund of $729 million, including interest, received in the first quarter of 2024. These increases were partially offset by (i) an increase in net loss adjusted for non-cash expenses and gains, partly as a result of the sale of our EMEA business in late 2023, and (ii) a voluntary contribution of $170 million to the trust for the Combined Pension Plan during 2024. Cash provided by operating activities is subject to variability period over period as a result of timing differences, including with respect to the collection of receivables and payments of interest expense, accounts payable and bonuses.
For additional information about our operating results, see "Results of Operations" above.
Investing Activities
Net cash used in investing activities increased by $1.6 billion for the year ended December 31, 2024 as compared to the year ended December 31, 2023 primarily due to the pre-tax cash proceeds from the sale of the EMEA business in 2023, partially offset by gross proceeds from the sale of an investment in the second quarter of 2024.
Financing Activities
Net cash used in financing activities increased by $1.8 billion for the year ended December 31, 2024 as compared to the year ended December 31, 2023 due to the substantially greater payments of long-term debt and associated debt extinguishment costs and fees, partially offset by proceeds from issuance of long-term debt in 2024.
See Note 7—Long-Term Debt and Credit Facilities to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information on our outstanding debt securities.
Other Matters
We have cash management and loan arrangements with a majority of our income-generating subsidiaries, in which a substantial portion of the aggregate cash of those subsidiaries is periodically advanced or loaned to us or our service company affiliate. Although we periodically repay these advances to fund the subsidiaries' cash requirements throughout the year, at any given point in time we may owe a substantial sum to our subsidiaries under these arrangements. In accordance with generally accepted accounting principles, these arrangements are reflected in the balance sheets of our subsidiaries but are eliminated in consolidation and therefore not recognized on our consolidated balance sheets. For additional information, see “Risk Factors” in Item 1A of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

B-21
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Our network includes some residual lead-sheathed copper cables installed years ago that constitute a small portion of our network. Recent media coverage of potential health and environmental risks associated with these cables has resulted in regulatory inquiries and lawsuits, and could subject us to legislative or regulatory actions, removal costs, compliance costs or penalties. As of December 31, 2024, we have not accrued for any such potential costs and will only accrue when such costs are probable and reasonably estimable. For additional information about related litigation and potential risks, see Note 18—Commitments, Contingencies and Other Items to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the risk factor disclosures included herein under “Risk Factors” in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
We are also involved in various other legal proceedings that could substantially impact our financial position. See Note 18—Commitments, Contingencies and Other Items to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
Market Risk
As of December 31, 2024, we were exposed to market risk from changes in interest rates on our variable rate long-term debt obligations and fluctuations in certain foreign currencies.
Our management periodically reviews our exposure to interest rate fluctuations and periodically implements strategies to manage the exposure. From time to time, we have used derivative instruments to swap our exposure to variable interest rates for fixed interest rates. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative instrument activities. As of December 31, 2024, we did not hold or issue derivative financial instruments for trading or speculative purposes.
As of December 31, 2024, we had approximately $6.0 billion aggregate principal amount of debt bearing unhedged floating interest rates based on the secured overnight financing rate ("SOFR"). A hypothetical increase of 100 basis points in SOFR relating to our $6.0 billion of unhedged floating rate debt would, among other things, decrease our annual pre-tax earnings by approximately $60 million.
We conduct a small portion of our business in currencies other than the U.S. dollar, the currency in which our consolidated financial statements are reported. Prior to the November 1, 2023 divestiture of our EMEA business, certain of our former European subsidiaries used the local currency as their functional currency, as the majority of their sales and purchases were transacted in their local currencies. Although we continue to evaluate strategies to mitigate risks related to the effect of fluctuations in currency exchange rates, we will likely continue to recognize gains or losses from international transactions. Accordingly, changes in foreign currency rates relative to the U.S. dollar could positively or negatively impact our operating results.
Certain shortcomings are inherent in the method of analysis presented in the computation of exposures to market risks. Actual values may differ materially from those disclosed by us from time to time if market conditions vary from the assumptions used in the analyses performed. These analyses only incorporate the risk exposures that existed at December 31, 2024.
ITEM 8. Consolidated Financial Statements and Supplementary Data
Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors
Lumen Technologies, Inc.:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Lumen Technologies, Inc. and subsidiaries (the Company) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), cash flows, and stockholders’ equity for each of the years in the three-year period ended December 31, 2024, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

B-22

Appendix B
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2024, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated February 20, 2025 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.
Testing of revenue
As discussed in Note 4 to the consolidated financial statements, the Company recorded $13.1 billion of operating revenues for the year ended December 31, 2024. The processing and recording of revenue are reliant upon multiple information technology (IT) systems.
We identified the evaluation of the sufficiency of audit evidence over revenue as a critical audit matter. Complex auditor judgment was required in evaluating the sufficiency of audit evidence over revenue due to the large volume of data and the number and complexity of the revenue accounting systems. Specialized skills and knowledge were needed to test the IT systems used for the processing and recording of revenue.
The following are the primary procedures we performed to address this critical audit matter. We applied auditor judgment to determine the nature and extent of procedures to be performed over the processing and recording of revenue, including the IT systems tested. We evaluated the design and tested the operating effectiveness of certain internal controls related to the processing and recording of revenue. This included manual and automated controls over the IT systems used for the processing and recording of revenue. For a selection of transactions, we compared the amount of revenue recorded to a combination of Company internal data, executed contracts, and other relevant third-party data. In addition, we involved IT professionals with specialized skills and knowledge who assisted in the design and performance of audit procedures related to certain IT systems used by the Company for the processing and recording of revenue. We evaluated the sufficiency of audit evidence obtained by assessing the results of procedures performed, including the relevance and reliability of evidence obtained.
/s/ KPMG LLP
We have served as the Company’s auditor since 1977.
Denver, Colorado
February 20, 2025

B-23
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors
Lumen Technologies, Inc.:
Opinion on Internal Control Over Financial Reporting
We have audited Lumen Technologies, Inc. and subsidiaries' (the Company) internal control over financial reporting as of December 31, 2024, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2024, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets of the Company as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), cash flows, and stockholders’ equity, for each of the years in the three-year period ended December 31, 2024, and the related notes (collectively, the consolidated financial statements), and our report dated February 20, 2025 expressed an unqualified opinion on those consolidated financial statements.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control Over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ KPMG LLP
Denver, Colorado
February 20, 2025

B-24

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Operations

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions, except per share amounts, and shares in thousands)
OPERATING REVENUE	$13,108	14,557	17,478
OPERATING EXPENSES
Cost of services and products (exclusive of depreciation and amortization)	6,703	7,144	7,868
Selling, general and administrative	2,972	3,198	3,078
Net loss (gain) on sale of businesses	17	121	(113)
Loss on disposal groups held for sale	—	—	40
Depreciation and amortization	2,956	2,985	3,239
Goodwill impairment	—	10,693	3,271
Total operating expenses	12,648	24,141	17,383
OPERATING INCOME (LOSS)	460	(9,584)	95
OTHER EXPENSE
Interest expense	(1,372)	(1,158)	(1,332)
Net gain on early retirement of debt (Note 7)	348	618	214
Other income (expense), net	334	(113)	32
Total other expense, net	(690)	(653)	(1,086)
LOSS BEFORE INCOME TAXES	(230)	(10,237)	(991)
Income tax (benefit) expense	(175)	61	557
NET LOSS	$(55)	(10,298)	(1,548)
BASIC AND DILUTED LOSS PER COMMON SHARE
BASIC	$(0.06)	(10.48)	(1.54)
DILUTED	$(0.06)	(10.48)	(1.54)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
BASIC	987,680	983,081	1,007,517
DILUTED	987,680	983,081	1,007,517
See accompanying notes to consolidated financial statements.

B-25
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Comprehensive Income (Loss)

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
NET LOSS	$(55)	(10,298)	(1,548)
OTHER COMPREHENSIVE INCOME:
Items related to employee benefit plans:
Change in net actuarial loss, net of $(30), $20 and $(205) tax	97	(59)	631
Reclassification of net actuarial loss to (loss) gain on the sale of businesses, net of $—, $— and $(142) tax	—	(22)	422
Change in net prior service cost, net of $4, $4 and $(9) tax	(11)	(11)	30
Reclassification of prior service credit to (loss) gain on the sale of businesses, net of $—, $— and $6 tax	—	—	(19)
Reclassification of realized loss on interest rate swaps to net (loss) income, net of $—, $— and $(5) tax	—	—	17
Reclassification of realized loss on foreign currency translation to (loss) gain on the sale of businesses, net of $—, $— and $— tax	—	382	112
Foreign currency translation adjustment, net of $0, $(3) and $58 tax	1	(1)	(134)
Other comprehensive income	87	289	1,059
COMPREHENSIVE INCOME (LOSS)	$32	(10,009)	(489)
See accompanying notes to consolidated financial statements.

B-26

Appendix B
Lumen Technologies, Inc.
Consolidated Balance Sheets

	As of December 31,
	2024	2023
	(Dollars in millions and shares in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,889	2,234
Accounts receivable, less allowance of $59 and $67	1,231	1,318
Other	1,274	1,223
Total current assets	4,394	4,775
Property, plant and equipment, net of accumulated depreciation of $23,121 and $21,318	20,421	19,758
GOODWILL AND OTHER ASSETS
Goodwill	1,964	1,964
Other intangible assets, net	4,806	5,470
Other, net	1,911	2,051
Total goodwill and other assets	8,681	9,485
TOTAL ASSETS	$33,496	34,018
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current maturities of long-term debt	$412	157
Accounts payable	749	1,134
Accrued expenses and other liabilities
Salaries and benefits	716	696
Income and other taxes	272	251
Current operating lease liabilities	253	268
Interest	197	168
Other	179	213
Current portion of deferred revenue	861	647
Total current liabilities	3,639	3,534
LONG-TERM DEBT	17,494	19,831
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	2,890	3,127
Benefit plan obligations, net	2,205	2,490
Deferred revenue	3,733	1,969
Other	3,071	2,650
Total deferred credits and other liabilities	11,899	10,236
COMMITMENTS AND CONTINGENCIES (Note 18)
STOCKHOLDERS' EQUITY
Preferred stock — non-redeemable, $25.00 par value, authorized 2,000 and 2,000 shares, issued and outstanding 7 and 7 shares	—	—
Common stock, $0.00 and $1.00 par value, authorized 2,200,000 and 2,200,000 shares, issued and outstanding 1,014,768 and 1,008,486 shares	19,149	1,008
Additional paid-in capital	—	18,126
Accumulated other comprehensive loss	(723)	(810)
Accumulated deficit	(17,962)	(17,907)
Total stockholders' equity	464	417
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$33,496	34,018
See accompanying notes to consolidated financial statements.

B-27
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
OPERATING ACTIVITIES
Net loss	$(55)	(10,298)	(1,548)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,956	2,985	3,239
Net loss (gain) on sale of businesses	17	121	(113)
Loss on disposal groups held for sale	—	—	40
Goodwill impairment	—	10,693	3,271
Impairment of long-lived assets	83	27	5
Deferred income taxes	(209)	8	(1,230)
Provision for uncollectible accounts	72	100	133
Net gain on early retirement of debt	(348)	(618)	(214)
Debt modification costs and related fees	(79)	—	—
Gain on sale of investment	(205)	—	—
Unrealized loss on investments	10	97	191
Stock-based compensation	29	52	98
Changes in current assets and liabilities:
Accounts receivable	19	102	(158)
Accounts payable	(202)	(97)	98
Accrued income and other taxes	(189)	(1,185)	972
Other current assets and liabilities, net	304	(549)	(372)
Retirement benefits	(181)	(1)	46
Change in deferred revenue	1,763	230	6
Changes in other noncurrent assets and liabilities, net	655	500	252
Other, net	(107)	(7)	19
Net cash provided by operating activities	4,333	2,160	4,735
INVESTING ACTIVITIES
Capital expenditures	(3,231)	(3,100)	(3,016)
Proceeds from sale of businesses	15	1,746	8,369
Proceeds from sale of property, plant and equipment, and other assets	366	165	120
Other, net	20	(12)	3
Net cash (used in) provided by investing activities	(2,830)	(1,201)	5,476
FINANCING ACTIVITIES
Net proceeds from issuance of long-term debt	1,325	—	—
Payments of long-term debt	(2,678)	(185)	(8,093)
Net (payments of) proceeds from revolving line of credit	(200)	200	(200)
Dividends paid	(3)	(11)	(780)
Debt issuance and extinguishment costs and related fees	(283)	(14)	—
Repurchases of common stock	—	—	(200)
Other, net	(12)	(8)	(40)
Net cash used in financing activities	(1,851)	(18)	(9,313)
Net (decrease) increase in cash, cash equivalents and restricted cash	(348)	941	898
Cash, cash equivalents and restricted cash at beginning of period	2,248	1,307	409
Cash, cash equivalents and restricted cash at end of period	$1,900	2,248	1,307

B-28

Appendix B

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Supplemental cash flow information:
Income taxes refunded (paid), net	$242	(1,303)	(76)
Interest paid (net of capitalized interest of $176, $111 and $66)	(1,245)	(1,138)	(1,365)
Supplemental non-cash information regarding financing activities:
Cancellation of senior unsecured notes as part of exchange offers (Note 7)	$—	(1,554)	—
Issuance of senior secured notes as part of exchange offers (Note 7)	—	924	—
Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,889	2,234	1,251
Cash and cash equivalents and restricted cash included in Assets held for sale	—	—	44
Restricted cash included in Other current assets	2	4	—
Restricted cash included in Other, net noncurrent assets	9	10	12
Total	$1,900	2,248	1,307
See accompanying notes to consolidated financial statements.

B-29
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Stockholders' Equity

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions except per share amounts)
COMMON STOCK
Balance at beginning of period	$1,008	1,002	1,024
Issuance of common stock through dividend reinvestment, incentive and benefit plans	8	6	11
Repurchases of common stock	—	—	(33)
Conversion to no-par stock value (Note 1)	18,133	—	—
Balance at end of period	19,149	1,008	1,002
ADDITIONAL PAID-IN CAPITAL
Balance at beginning of period	18,126	18,080	18,972
Repurchases of common stock	—	—	(167)
Shares withheld to satisfy tax withholdings	(6)	(5)	(30)
Stock-based compensation and other, net	27	50	96
Dividends declared	—	1	(791)
Conversion to no-par stock value (Note 1)	(18,133)	—	—
Other	(14)	—	—
Balance at end of period	—	18,126	18,080
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance at beginning of period	(810)	(1,099)	(2,158)
Other comprehensive income	87	289	1,059
Balance at end of period	(723)	(810)	(1,099)
ACCUMULATED DEFICIT
Balance at beginning of period	(17,907)	(7,609)	(6,061)
Net loss	(55)	(10,298)	(1,548)
Balance at end of period	(17,962)	(17,907)	(7,609)
TOTAL STOCKHOLDERS' EQUITY	$464	417	10,374
DIVIDENDS DECLARED PER COMMON SHARE	$—	—	0.75
See accompanying notes to consolidated financial statements.

B-30

Appendix B
Lumen Technologies, Inc.
Notes To Consolidated Financial Statements
References in the Notes to "Lumen Technologies" or "Lumen," "we," "us," the "Company," and "our" refer to Lumen Technologies, Inc. and its consolidated subsidiaries, unless the context otherwise requires.
Note 1—Background and Summary of Significant Accounting Policies
General
We are a networking company with the goal of connecting people, data, and applications quickly, securely and effortlessly. We are unleashing the world's digital potential by providing a broad array of integrated products and services to our domestic and global Business customers and our domestic Mass Markets customers. We operate one of the world’s most interconnected networks. Our platform empowers our customers to swiftly adjust digital programs to meet immediate demands, create efficiencies, accelerate market access and reduce costs, which allows our customers to rapidly evolve their IT programs to address dynamic changes. Our specific products and services are detailed in Note 4—Revenue Recognition.
Basis of Presentation
The accompanying consolidated financial statements include our accounts and the accounts of our subsidiaries in which we have a controlling interest. Intercompany amounts and transactions with our consolidated subsidiaries have been eliminated.
To simplify the overall presentation of our consolidated financial statements, we report immaterial amounts attributable to noncontrolling interests in certain of our subsidiaries as follows: (i) income attributable to noncontrolling interests in other income (expense), net, (ii) equity attributable to noncontrolling interests in additional paid-in capital and (iii) cash flows attributable to noncontrolling interests in other, net financing activities.
We reclassified certain prior period amounts to conform to the current period presentation, including the recategorization of our Business revenue by product category and sales channel in our segment reporting for 2023 and 2022. See Note 17—Segment Information for additional information. These changes had no impact on total operating revenue, total operating expenses or net loss for any period.
Operating Expenses
Our current definitions of operating expenses are as follows:
•Cost of services and products (exclusive of depreciation and amortization) are expenses incurred in providing products and services to our customers. These expenses include: employee-related expenses directly attributable to operating and maintaining our network (such as salaries, wages, benefits and professional fees); facilities expenses (which include third-party telecommunications expenses we incur for using other carriers' networks to provide services to our customers); rents and utilities expenses; equipment sales expenses (such as data integration and modem expenses); and other expenses directly related to our operations; and
•Selling, general and administrative expenses are corporate overhead and other operating expenses. These expenses include: employee-related expenses (such as salaries, wages, internal commissions, benefits and professional fees) directly attributable to selling products or services and employee-related expenses for administrative functions; marketing and advertising; property and other operating taxes and fees; external commissions; legal expenses associated with general matters; bad debt expense; and other selling, general and administrative expenses.
These expense classifications may not be comparable to those of other companies.

B-31
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Summary of Significant Accounting Policies
Use of Estimates
Our consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles. These accounting principles require us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions we make when accounting for specific items and matters are reasonable, based on information available at the time they are made. These estimates, judgments and assumptions can materially affect the reported amounts of assets, liabilities and components of stockholders' equity as of the dates of the consolidated balance sheets, as well as the reported amounts of revenue, expenses and components of cash flows during the periods presented in our other consolidated financial statements. We also make estimates in our assessments of potential losses in relation to threatened or pending tax and legal matters. See Note 16—Income Taxes and Note 18—Commitments, Contingencies and Other Items for additional information.
For matters not related to income taxes, if a loss is considered probable and the amount can be reasonably estimated, we recognize an expense for the estimated loss. If we have the potential to recover a portion of the estimated loss from a third party, we make a separate assessment of recoverability and reduce the estimated loss if recovery is also deemed probable.
For matters related to income taxes, if we determine the impact of an uncertain tax position is more likely than not to be sustained upon audit by the relevant taxing authority, then we recognize a benefit for the largest amount that is more likely than not to be sustained. We do not recognize any portion of an uncertain tax position if the position has less than a 50% likelihood of being sustained. We recognize interest on the amount of unrecognized benefit from uncertain tax positions.
For all of these and other matters, actual results could differ materially from our estimates.
Assets Held for Sale
We classify assets and related liabilities as held for sale when: (i) management has committed to a plan to sell the assets, (ii) the net assets are available for immediate sale, (iii) there is an active program to locate a buyer and (iv) the sale and transfer of the net assets is probable within one year. Assets and liabilities held for sale are presented separately on our consolidated balance sheets with a valuation allowance, if necessary, to recognize the net carrying amount at the lower of cost or fair value, less costs to sell. Depreciation of property, plant and equipment and amortization of finite-lived intangible assets and right-of-use assets are not recorded while these assets are classified as held for sale. For each period that assets are classified as being held for sale, they are tested for recoverability. Unless otherwise specified, the amounts and information presented in the notes do not include assets and liabilities that were classified as held for sale as of December 31, 2023 and December 31, 2022. See Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses for additional information.
Revenue Recognition
We earn most of our consolidated revenue from contracts with customers, primarily through the provision of communications and other services. Revenue from contracts with customers is accounted for under Accounting Standards Codification ("ASC") 606. We also earn revenue from leasing arrangements (primarily from fiber capacity and conduit leases and colocation agreements) and governmental subsidy payments, which are not accounted for under ASC 606.
Revenue is recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to receive in exchange for those goods or services. Revenue is recognized based on the following five-step model:
•Identification of the contract with a customer;
•Identification of the performance obligations in the contract;
•Determination of the transaction price;
•Allocation of the transaction price to the performance obligations in the contract; and
•Recognition of revenue when, or as, we satisfy a performance obligation.

B-32

Appendix B
We provide an array of communications services to business and residential customers, including local voice, VPN, Ethernet, data, broadband, private line (including special access), network access, transport, voice, information technology, video and other ancillary services. We provide these services to a wide range of businesses, including global, enterprise, wholesale, government, and small and medium business customers. Certain contracts also include the sale of equipment, which is not significant to our business.
We recognize revenue for services when we provide the applicable service or when control of a product is transferred. Recognition of certain payments received in advance of services being provided is deferred. These advance payments may include design, planning and engineering fees, as well as certain activation and installation charges. If these advance payments are not separate performance obligations, we recognize them as revenue over the actual or expected contract term using historical experience, which typically ranges from one to five years depending on the service. In most cases, termination fees or other fees on existing contracts that are negotiated in conjunction with new contracts are deferred and recognized over the new contract term.
For access services, we generally bill fixed monthly charges one month in advance to customers and recognize revenue as service is provided over the contract term in alignment with the customer's receipt of service. For usage and other ancillary services, we generally bill in arrears and recognize revenue as usage or delivery occurs. In most cases, the amount invoiced for our service offerings constitutes the price that would be billed on a standalone basis.
In certain cases, customers may be permitted to modify their contracts. We evaluate the change in scope or price to identify whether the modification should be treated as a separate contract, as a termination of the existing contract and creation of a new contract, or as a change to the existing contract.
Customer contracts are evaluated to determine whether the performance obligations are separable. If the performance obligations are deemed separable and separate earnings processes exist, the total transaction price that we expect to receive with the customer is allocated to each performance obligation based on its relative standalone selling price. The revenue associated with each performance obligation is then recognized as earned.
We periodically sell transmission capacity on our network. These transactions are generally structured as indefeasible rights of use, commonly referred to as IRUs, which are the exclusive right to use a specified amount of capacity or fiber for a specified term, typically 20 years. In most cases, we account for the cash consideration received on transfers of transmission capacity as ASC 606 revenue which is adjusted for the time value of money and is recognized ratably over the term of the agreement. Cash consideration received on transfers of dark fiber is accounted for as non-ASC 606 lease revenue, which we also recognize ratably over the term of the agreement. We do not recognize revenue on any contemporaneous exchanges of our transmission capacity assets for other non-owned transmission capacity assets.
In connection with offering products and services provided to the end user by third-party vendors, we review the relationship between us, the vendor and the end user to assess whether revenue should be reported on a gross or net basis. In assessing whether revenue should be reported on a gross or net basis, we consider whether we act as a principal in the transaction and control the goods and services used to fulfill the performance obligations associated with the transaction.
We have service level commitments pursuant to contracts with certain of our customers. To the extent that we determine that such service levels were not achieved or may not have been achieved, we estimate the amount of credits to be issued and record a corresponding reduction to revenue in the period that the service level commitment was not met or may not be met.
Customer payments are made based on billing schedules included in our customer contracts, which is typically on a monthly basis.
We defer (or capitalize) incremental contract acquisition and fulfillment costs and recognize (or amortize) such costs over the average contract life. Our deferred contract costs for our customers have average amortization periods of approximately 50 months for Mass Markets customers and 35 months for Business customers. These deferred costs are periodically monitored to reflect any significant change in assumptions.
See Note 4—Revenue Recognition for additional information.
Advertising Costs
Costs related to advertising are expensed as incurred and recorded as selling, general and administrative expenses in our consolidated statements of operations. Our advertising expense was $94 million, $87 million and $62 million for the years ended December 31, 2024, 2023 and 2022, respectively.

B-33
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Legal Costs
In the normal course of our business, we incur costs to hire and retain external legal counsel to advise us on finance, regulatory, litigation and other matters. Subject to certain exceptions, we expense these costs as the related services are received.
Income Taxes
We file a consolidated federal income tax return with our eligible subsidiaries. The provision for income taxes reflects taxes currently payable, tax consequences deferred to future periods and adjustments to our liabilities for uncertain tax positions. We record deferred income tax assets and liabilities reflecting future tax consequences attributable to tax NOLs, tax credit carryforwards and differences between the financial statement carrying value of assets and liabilities and the tax basis of those assets and liabilities. Deferred taxes are computed using enacted tax rates expected to apply in the year in which the differences are expected to affect taxable income. The effect on deferred income tax assets and liabilities of a change in tax rate is recognized in earnings in the period that includes the enactment date.
We establish valuation allowances when necessary to reduce deferred income tax assets to the amounts that we believe are more likely than not to be recovered. Each quarter we evaluate the need to retain or adjust each valuation allowance on our deferred tax assets. See Note 16—Income Taxes for additional information.
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments that are readily convertible into cash and are not subject to significant risk from fluctuations in interest rates. As a result, the value at which cash and cash equivalents are reported in our consolidated financial statements approximates their fair value. In evaluating investments for classification as cash equivalents, we require that individual securities have original maturities of ninety days or less and that individual investment funds have dollar-weighted average maturities of ninety days or less. To preserve capital and maintain liquidity, we invest with financial institutions we deem to be of sound financial condition and in high quality and relatively risk-free investment products. Our cash investment policy limits the concentration of investments with specific financial institutions or among certain products and includes criteria related to credit worthiness of any particular financial institution.
Book overdrafts occur when we have issued checks but they have not yet been presented to our controlled disbursement bank accounts for payment. Disbursement bank accounts allow us to delay funding of issued checks until the checks are presented for payment. Until the issued checks are presented for payment, the book overdrafts are included in accounts payable on our consolidated balance sheets. This activity is included in the operating activities section in our consolidated statements of cash flows. There were $1 million and no book overdrafts included in accounts payable at December 31, 2024 and 2023, respectively.
Restricted Cash
Restricted cash consists primarily of cash and investments that collateralize our outstanding letters of credit and certain performance and operating obligations. Restricted cash is recorded as current or non-current assets in the consolidated balance sheets depending on the duration of the restriction and the purpose for which the restriction exists.
Accounts Receivable and Allowance for Credit Losses
Accounts receivable are recognized based upon the amount due from customers for the services provided or at cost for purchased and other receivables, less an allowance for credit losses. We use a loss rate method to estimate our allowance for credit losses. For more information on our methodology for estimating our allowance for credit losses, see Note 6—Credit Losses on Financial Instruments.
We generally consider our accounts past due if they are outstanding over 30 days. Our past due accounts are written off against our allowance for credit losses and any recoveries of accounts previously written off are generally recognized as a reduction in bad debt expense in the period received. The carrying value of accounts receivable net of the allowance for credit losses approximates fair value. Accounts receivable balances acquired in a business combination are recorded at fair value for all balances receivable at the acquisition date and at the invoiced amount for those amounts invoiced after the acquisition date.

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Appendix B
Property, Plant and Equipment
We record property, plant and equipment acquired in connection with our business acquisitions based on its estimated fair value as of its acquisition date plus the estimated value of any associated legally or contractually required retirement obligations. We record purchased and constructed property, plant and equipment at cost, plus the estimated value of any associated legally or contractually required retirement obligations. Prior to January 1, 2024, we depreciated the majority of our property, plant and equipment using the straight-line group method over the estimated useful lives of groups of assets. Under the straight-line group method, assets dedicated to providing telecommunications services (which comprise the majority of our property, plant and equipment) that have similar physical characteristics, use and expected useful lives are pooled for purposes of depreciation and tracking. We used the equal life group procedure to establish each pool's average remaining useful life. Generally, under the straight-line group method, when an asset is sold or retired in the course of normal business activities, the cost is deducted from property, plant and equipment and charged to accumulated depreciation without recognition of a gain or loss. Effective January 1, 2024, we re-established all of our assets individually, including accumulated depreciation, and began to depreciate all of our assets using the straight-line method over the estimated useful lives of the specific asset. A gain or loss is recognized in our consolidated statements of operations only if a disposal is unusual. Leasehold improvements are amortized over the shorter of the useful lives of the assets or the expected lease term. Expenditures for maintenance and repairs are expensed as incurred. During the construction phase of network and other internal-use capital projects, we capitalize related employee and interest costs. Property, plant and equipment supplies used internally are carried at average cost, except for significant individual items which are carried at actual cost.
We perform annual internal reviews to evaluate the reasonableness of the depreciable lives for our property, plant and equipment. Our reviews utilize models that take into account actual usage, physical wear and tear, replacement history, assumptions about technology evolution and, in certain instances, actuarially determined probabilities to estimate the remaining useful life of our asset base. Our remaining useful life assessments evaluate the possible loss in service value of assets that may precede the physical retirement. Assets shared among many customers may lose service value as those customers reduce their use of the asset. However, the asset is not retired until all customers no longer utilize the asset and we determine there is no alternative use for the asset.
We have asset retirement obligations associated with the legally or contractually required removal of a limited group of property, plant and equipment assets from leased properties and the disposal of certain hazardous materials present in our owned properties. When an asset retirement obligation is identified, usually in association with the acquisition of the asset, we record the fair value of the obligation as a liability. The fair value of the obligation is also capitalized as property, plant and equipment and then amortized over the estimated remaining useful life of the associated asset. Where the removal obligation is not legally binding, we expense the net cost to remove assets in the period in which the costs are actually incurred.
We review long-lived tangible assets for impairment whenever facts and circumstances indicate that the carrying amounts of the assets may not be recoverable. For assessment purposes, long-lived assets are grouped with other assets and liabilities at the lowest identifiable level for which we generate cash flows independently of other groups of assets and liabilities, absent a material change in operations. An impairment loss is recognized only if the carrying amount of the asset group is not recoverable and exceeds its estimated fair value. Recoverability of the asset group to be held and used is assessed by comparing the carrying amount of the asset group to the estimated undiscounted future net cash flows expected to be generated by the asset group. If the asset group's carrying value is not recoverable, we recognize an impairment charge for the amount by which the carrying amount of the asset group exceeds its estimated fair value.
Goodwill, Customer Relationships and Other Intangible Assets
We initially record intangible assets arising from business combinations, such as goodwill, customer relationships, capitalized software, trademarks and trade names, at estimated fair value. We amortize customer relationships primarily over an estimated life of seven to 14 years, using the straight-line method, depending on the type of customer. We amortize capitalized software using the straight-line method primarily over estimated lives ranging up to seven years. We amortize our other intangible assets using the straight-line method over an estimated life of nine to 20 years. Other intangible assets not arising from business combinations are initially recorded at cost. Where there are no legal, regulatory, contractual or other factors that would reasonably limit the useful life of an intangible asset, we classify them as indefinite-lived intangible assets and such intangible assets are not amortized.

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Appendix B
Internally used software, whether purchased or developed by us, is capitalized and amortized using the straight-line method over its estimated useful life. We have capitalized certain costs associated with software such as costs of employees devoted to software development and external direct costs for materials and services. Costs associated with software to be used for internal purposes are expensed until the point at which the project has reached the development stage. Subsequent additions, modifications or upgrades to internal-use software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance, data conversion and training costs are expensed in the period in which they are incurred. We review the remaining economic lives of our capitalized software annually. Capitalized software is included in other intangible assets, net, in our consolidated balance sheets.
Our long-lived intangible assets, other than goodwill, with indefinite lives are assessed for impairment annually, or, under certain circumstances, more frequently, such as when events or changes in circumstances indicate there may be an impairment. These assets are carried at the estimated fair value at the time of acquisition and assets not acquired in acquisitions are recorded at historical cost. However, if their estimated fair value is less than the carrying amount, we recognize an impairment charge for the amount by which the carrying amount of these assets exceeds their estimated fair value.
We are required to assess our goodwill for impairment annually, or more frequently if an event occurs or circumstances change that indicates it is more likely than not the fair values of any of our reporting units were less than their carrying values. We are required to write-down the value of goodwill of our reporting units in periods in which the recorded carrying value of any such unit exceeds its fair value of equity. Our reporting units are not discrete legal entities with discrete full financial statements. Therefore, we assess the equity carrying value and future cash flows each time we perform a goodwill impairment assessment on a reporting unit. To do so, we assign our assets, liabilities and cash flows to reporting units using allocation methodologies which we believe are reasonable and consistent. This process entails various estimates, judgments and assumptions.
We are required to reassign goodwill to reporting units whenever reorganizations of our internal reporting structure change the composition of our reporting units. Goodwill is reassigned to the reporting units using a relative fair value approach. When the fair value of a reporting unit is available, we allocate goodwill based on the relative fair value of the reporting units. When fair value is not available, we utilize an alternative allocation methodology that we believe represents a reasonable approximation of the fair value of the operations being reorganized.
For more information, see Note 3—Goodwill, Customer Relationships and Other Intangible Assets.
Derivatives and Hedging
From time to time we have used derivative instruments to hedge exposure to interest rate risks arising from fluctuation in interest rates. We account for derivative instruments in accordance with ASC 815, Derivatives and Hedging, which establishes accounting and reporting standards for derivative instruments. We do not use derivative financial instruments for speculative purposes.
Derivatives are recognized in the consolidated balance sheets at their fair values. When we become a party to a derivative instrument and intend to apply hedge accounting, we formally document the hedge relationship and the risk management objective for undertaking the hedge, which includes designating the instrument for financial reporting purposes as a fair value hedge, a cash flow hedge, or a net investment hedge.
As of December 31, 2024, we were not party to any swap agreements. All of our variable-to-fixed interest rate swap agreements in place at the beginning of 2022 expired during the first half of 2022. While we held these agreements, we evaluated the effectiveness as described in Note 15—Derivative Financial Instruments (designated as cash-flow hedges) qualitatively on a quarterly basis. We reflected the change in the fair value of the interest rate swaps in accumulated other comprehensive loss and subsequently reclassified into earnings in the period the hedged transaction affects earnings, by virtue of qualifying as effective cash flow hedges. For more information see Note 15—Derivative Financial Instruments.
Pension and Post-Retirement Benefits
We recognize the funded status of our defined benefit and post-retirement plans as an asset or a liability on our consolidated balance sheets. Each year's actuarial gains or losses are a component of our other comprehensive income (loss), which is then included in our accumulated other comprehensive loss on our consolidated balance sheets. Pension and post-retirement benefit expenses are recognized over the period in which the employee renders service and becomes eligible to receive benefits. We make significant assumptions (including the discount rate, expected rate of return on plan assets, mortality and health care trend rates) in computing the pension and post-retirement benefits expense and obligations. See Note 11—Employee Benefits for additional information.

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Appendix B
Foreign Currency
Local currencies of our foreign subsidiaries are the functional currencies for financial reporting purposes except for certain foreign subsidiaries, primarily in Latin America prior to the August 1, 2022 sale of our Latin American business. For operations outside the United States that have functional currencies other than the U.S. dollar, assets and liabilities are translated to U.S. dollars at period-end exchange rates, and revenue, expenses and cash flows are translated using average monthly exchange rates. Prior to the November 1, 2023 sale of our EMEA business and the August 1, 2022 sale of our Latin American business, a significant portion of our non-United States subsidiaries used the British pound, the Euro, or the Brazilian Real, as their functional currency, each of which experienced significant fluctuations against the U.S. dollar during the periods covered by the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 when we operated the divested businesses. We recognize foreign currency translation gains and losses as a component of accumulated other comprehensive loss in stockholders' equity in our consolidated balance sheet and in our consolidated statements of comprehensive (loss) income in accordance with accounting guidance for foreign currency translation. Prior to the completion of our divestitures as discussed in Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses, we considered the majority of our investments in our foreign subsidiaries to be long-term in nature. Our foreign currency transaction gains (losses), including where transactions with our non-United States subsidiaries are not considered to be long-term in nature, are included within other income (expense), net on our consolidated statements of operations.
Common Stock
On December 18, 2024, we amended our articles of incorporation to eliminate the par value of our common stock (which was, prior to such amendment, $1.00 per share) as approved by our shareholders at our 2024 annual shareholders meeting. We recognized the change by reclassifying the balance in Additional paid-in capital to Common stock on our consolidated balance sheet as of December 18, 2024. All changes in capitalization previously recognized as Additional paid-in capital will hereinafter be recognized in Common stock. This change had no other impact on our consolidated financial statements.
As of December 31, 2024, we had 41 million shares authorized for future issuance under our equity incentive plans.
Preferred Stock
Holders of outstanding Lumen Technologies preferred stock are entitled to receive cumulative dividends, receive preferential distributions equal to $25 per share plus unpaid dividends upon Lumen's liquidation and vote as a single class with the holders of common stock.
Section 382 Rights Plan
We maintain a Section 382 Rights Plan to protect our U.S. federal net operating loss carryforwards ("NOLs") from certain Internal Revenue Code Section 382 limitations. Under the plan, one preferred stock purchase right was distributed for each share of our outstanding common stock as of the close of business on February 25, 2019, and those rights currently trade in tandem with the common stock until they expire or detach under the plan. This plan was designed to deter trading that would result in a change of control (as defined in Code Section 382), and therefore protect our ability to use our historical federal NOLs in the future. The plan is scheduled to lapse in late 2026.
Dividends
The declaration and payment of dividends is at the discretion of our Board of Directors. On November 2, 2022, we announced that our Board had terminated our quarterly cash dividend program.
Change in Accounting Estimates
Effective January 1, 2024, we changed our method of depreciation and amortization for incumbent local exchange carriers ("ILEC") and certain competitive local exchange carriers ("CLEC") fixed assets from the group method of depreciation to straight-line by individual asset method. Historically, we have used the group method of depreciation for the property, plant and equipment and amortization of certain intangible capitalized software assets of our ILECs and certain CLECs. Under the group method, all like kind assets for each subsidiary were combined into common pools and depreciated under composite depreciation rates. Recent business divestitures and asset sales have significantly reduced our composite asset base. We believe the straight-line

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Appendix B
depreciation method for individual assets is preferable to the group method as it will result in a more precise estimate of depreciation expense and will result in a consistent depreciation method for all our subsidiaries. This change in the method of depreciation is considered a change in accounting estimate inseparable from a change in accounting principle and has resulted solely in prospective changes to our depreciation and amortization expense. This change in accounting estimate had an immaterial impact to our net loss and diluted loss per share for the year ended December 31, 2024.
Additionally, during the first quarter of 2024, we updated our analysis of economic lives of owned fiber network assets. As of January 1, 2024, we extended the estimated economic life and depreciation period of such assets from 25 years to 30 years to better reflect the physical life of the assets that we have experienced and absence of technological changes that would replace fiber. The change in accounting estimate decreased depreciation expense by approximately $63 million, $48 million net of tax for the year ended December 31, 2024, and resulted in an increase of $0.05, per diluted share for the year ended December 31, 2024.
Recently Adopted Accounting Pronouncements
Segments
On January 1, 2024, we adopted Accounting Standards Update ("ASU") 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” This ASU is intended to improve reportable segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The ASU does not change how a public entity identifies its operating segments, aggregates them or applies quantitative thresholds to determine reportable segments. We did not early adopt this standard. Refer to Note 17—Segment Information for more information on the impact of this ASU on our consolidated financial statements.
Government Assistance
On January 1, 2022, we adopted ASU 2021-10 "Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance.” This ASU requires business entities to disclose information about certain types of government assistance they receive. Refer to Note 4—Revenue Recognition for more information on the impact of this ASU on our consolidated financial statements.
Investments
On January 1, 2024, we adopted ASU 2023-02, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method." This ASU allows reporting entities to elect to account for qualifying tax equity investments using the proportional amortization method, regardless of the program giving rise to the related income tax credits. The adoption of this ASU did not have any impact on our consolidated financial statements.
On January 1, 2024, we adopted ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions." This ASU clarifies that a contractual restriction on the sales of an investment in an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring its fair value. The adoption of this ASU did not have any impact on our consolidated financial statements.
Leases
On January 1, 2024, we adopted ASU 2023-01, “Leases (Topic 842): Common Control Arrangements.” This ASU requires all entities to amortize leasehold improvements associated with common control leases over the useful life to the common control group. The adoption of this ASU did not have any impact on our consolidated financial statements.
On January 1, 2022, we adopted ASU 2021-05, “Leases (Topic 842): Lessors—Certain Leases with Variable Lease Payments.” This ASU (i) amends the lease classification requirements for lessors, (ii) provides criteria for lessors to classify and account for a lease with variable lease payments that do not depend on a reference index or a rate as an operating lease; and (iii) provides guidance with respect to net investments by lessors under operating leases and other related topics. The adoption of this ASU did not have a material impact on our consolidated financial statements.

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Appendix B
Reference Rate Reform
In December 2022, the Financial Accounting Standards Board (“FASB”) issued ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848." This ASU, which was effective upon issuance, extends the period of time preparers can utilize the reference rate reform relief guidance in Topic 848, by deferring the sunset date from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Based on our review of our key material contracts through December 31, 2024, this ASU does not have a material impact on our consolidated financial statements.
Supplier Finance Programs
On January 1, 2023, we adopted ASU 2022-04, “Liabilities-Supplier Finance Program (Subtopic 405-50): Disclosure of Supplier Finance Program Obligations.” This ASU requires a company that uses a supplier finance program in connection with the purchase of goods or services to disclose sufficient information about the program to allow a user of financial statements to understand the program’s nature, program activity during the period, changes from period to period and the potential magnitude of program transactions. The adoption of this ASU did not have a material impact on our consolidated financial statements.
Credit Losses
On January 1, 2023, we adopted ASU 2022-02, “Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings (“TDR”) and Vintage Disclosures.” The ASU eliminates the TDR recognition and measurement guidance, enhances existing disclosure requirements and introduces new requirements related to certain modifications of receivables made to borrowers experiencing financial difficulty. The adoption of this ASU did not have a material impact on our consolidated financial statements.
Adoption of Other ASUs
In July 2023, the FASB issued ASU 2023-03, “Presentation of Financial Statements (Topic 205), Income Statement—Reporting Comprehensive Income (Topic 220), Distinguishing Liabilities from Equity (Topic 480), Equity (Topic 505), and Compensation—Stock Compensation (Topic 718): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 120, SEC Staff Announcement at the March 24, 2022 EITF Meeting, and Staff Accounting Bulletin Topic 6.B, Accounting Series Release 280—General Revision of Regulation S-X: Income or Loss Applicable to Common Stock.” This ASU became effective for us once the addition to the FASB Codification was made available in July 2023. This ASU amends or supersedes various SEC paragraphs within the applicable codification to conform to past SEC staff announcements. This ASU does not provide any new guidance. The adoption of this ASU did not have any impact on our consolidated financial statements.
Recently Issued Accounting Pronouncements
In November 2024, the FASB issued ASU 2024-04, "Debt—Debt with Conversion and Other Options (Subtopic 470-20): Induced Conversions of Convertible Debt Instruments." This ASU clarifies the requirements for determining whether certain settlements of convertible debt instruments should be accounted for as induced conversions rather than as debt extinguishments. This standard is effective for the annual period of fiscal 2026, and early adoption is permitted. As of December 31, 2024, we do not hold convertible debt instruments and do not expect this ASU will have any impact on our consolidated financial statements.
In November 2024, the FASB issued ASU 2024-03, "Disaggregation of Income Statement Expenses." This ASU requires additional footnote disclosure of the details of certain income statement expense line items as well as additional disclosure about selling expenses. This standard is effective for the annual period of fiscal 2027, and early adoption is permitted. The guidance is to be applied prospectively, with the option for retrospective application. We are currently evaluating the impact the adoption of this standard will have on our disclosures.
In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures.” This ASU requires that public business entities must annually (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than 5 percent of the amount computed by multiplying pretax income or loss by the applicable statutory income tax rate). This ASU will become effective for us in the annual period of fiscal 2025 and early adoption is permitted. We have chosen not to early adopt this ASU and are currently evaluating its impact on our consolidated financial statements, including our annual disclosure within our Income Taxes footnote.

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Appendix B
In December 2023, the FASB issued ASU 2023-08, “Intangibles—Goodwill and Other—Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets.” This ASU is intended to improve the accounting for certain crypto assets by requiring an entity to measure those crypto assets at fair value each reporting period with changes in fair value recognized in net income. The amendments also improve the information provided to investors about an entity’s crypto asset holdings by requiring disclosure about significant holdings, contractual sale restrictions, and changes during the reporting period. This ASU will become effective for us in the first quarter of fiscal 2025 and early adoption is permitted. As of December 31, 2024, we do not hold crypto assets and do not expect this ASU to have any impact on our consolidated financial statements.
In October 2023, the FASB issued ASU 2023-06, “Disclosure Improvements: Codification Amendments in Response to the SEC’s Disclosure Update and Simplification Initiative.” This ASU incorporates certain SEC disclosure requirements into the FASB Codification. The amendments in the ASU are expected to clarify or improve disclosure and presentation requirements of a variety of FASB Codification topics, allow users to more easily compare entities subject to the SEC’s existing disclosures with those entities that were not previously subject to the requirements, and align the requirements in the FASB Codification with the SEC’s regulations. This ASU will become effective for each amendment on the effective date of the SEC's corresponding disclosure rule changes. As of December 31, 2024, we do not expect this ASU to have any impact on our consolidated financial statements.
In August 2023, the FASB issued ASU 2023-05, “Business Combinations – Joint Venture Formations (Subtopic 805-60): Recognition and Initial Measurement.” This ASU applies to the formation of entities that meet the definition of a joint venture (or a corporate joint venture). The amendments in the ASU require that a joint venture apply a new basis of accounting upon formation. This ASU will become effective for us in the first quarter of fiscal 2025 and early adoption is permitted. As of December 31, 2024, we do not expect this ASU to have any impact on our consolidated financial statements.
Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses
Latin American Business
On August 1, 2022, affiliates of Level 3 Parent, LLC, an indirect wholly-owned subsidiary of Lumen Technologies, Inc., sold Lumen’s Latin American business pursuant to a definitive agreement dated July 25, 2021, to a fund advised by Stonepeak Partners LP for pre-tax cash proceeds of approximately $2.7 billion.
For the year ended December 31, 2022, we recorded a $597 million net pre-tax gain on disposal associated with the sale of our Latin American business. This gain is reflected as operating income within the consolidated statements of operations.
In connection with the sale, we entered into a transition services agreement under which we provide the purchaser various support services. In addition, Lumen and the purchaser entered into commercial agreements whereby they provide each other various network and other commercial services. In addition, we agreed to indemnify the purchaser for certain matters for which future cash payments by Lumen could be required. At the time of sale, Lumen estimated the fair value of these indemnifications to be $86 million, which was included in other long-term liabilities in our consolidated balance sheet and reduced our gain on the sale accordingly. See Note 14—Fair Value of Financial Instruments for detail related to the carrying value and fair value of these indemnifications as of December 31, 2024 and 2023.
The Latin American business was included in our continuing operations and classified as assets and liabilities held for sale on our consolidated balance sheets through the closing of the transaction on August 1, 2022. As a result of closing the transaction, we derecognized net assets of $1.9 billion, primarily made up of (i) property, plant and equipment, net of accumulated depreciation, of $1.7 billion, (ii) goodwill of $245 million, (iii) other intangible assets, net of accumulated amortization, of $140 million, and (iv) deferred income tax liabilities, net, of $154 million. In addition, we reclassified $112 million of realized loss on foreign currency translation, net of tax, to partially offset the gain on sale of our Latin American business.
Portion of ILEC Business
On October 3, 2022, we and certain of our affiliates sold the portion of our ILEC business primarily conducted within 20 Midwestern and Southeastern states to affiliates of funds advised by Apollo Global Management, Inc. In exchange, we received $7.5 billion of consideration, which was reduced by approximately $0.4 billion of closing adjustments and partially paid through purchaser's assumption of approximately $1.5 billion of our long-term consolidated indebtedness, resulting in pre-tax cash proceeds of approximately $5.6 billion. We retained the remainder of our ILEC business, which is conducted in 17 states, primarily in the Western United States.

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Appendix B
For the year ended December 31, 2022, we recorded a $176 million net pre-tax gain on disposal associated with the sale of our ILEC business. This gain is reflected as operating income within the consolidated statements of operations.
In connection with the sale, we entered into a transition services agreement under which we provide the purchaser various support services. In addition, Lumen and the purchaser entered into commercial agreements whereby they provide each other various network and other commercial services. Under these agreements, we committed to ordering services from the purchaser for which we expect to pay approximately $373 million over a period of three years and the purchaser has committed to ordering services from us for which we expect to receive approximately $67 million over a period of three years. We indemnified the purchaser for certain matters for which, at the time of closing, future cash payments by Lumen were expected. Lumen had estimated the fair value of these indemnifications to be $89 million, which was included in other current liabilities in our consolidated balance sheet as of December 31, 2022, and increased our income tax expense accordingly as of December 31, 2022. As of the first quarter of 2023, the full $89 million payment had been made.
The ILEC business was included in our continuing operations and classified as assets and liabilities held for sale on our consolidated balance sheets through the closing of the transaction on October 3, 2022. As a result of closing the transaction, we derecognized net assets of $4.8 billion, primarily made up of (i) property, plant and equipment, net of accumulated depreciation, of $3.6 billion, (ii) goodwill of $2.6 billion and (iii) long-term debt, net of discounts, of $1.4 billion. In addition, we reclassified $403 million of net actuarial loss and prior service credit related to the Lumen Pension Plan, net of tax, conveyed to the purchaser to partially offset the gain on the sale of our ILEC business.
EMEA Business
On November 1, 2023, affiliates of Level 3 Parent, LLC, sold Lumen's operations in Europe, the Middle East and Africa ("EMEA") to Colt Technology Services Group Limited, a portfolio company of Fidelity Investments, for pre-tax cash proceeds of $1.7 billion after certain closing adjustments and transaction costs. This consideration is further subject to other post-closing adjustments and indemnities set forth in the purchase agreement, as amended and supplemented to date. In connection with the sale, we entered into a transition services agreement under which we provide the purchaser various support services. In addition, Lumen and the purchaser entered into commercial agreements whereby they provide each other various network and other commercial services.
The classification of the EMEA business as held for sale was considered an event or change in circumstance which requires an assessment of the goodwill of the disposal group for impairment each reporting period until disposal. We performed a pre-classification and post-classification goodwill impairment test of the disposal group as described further in Note 3—Goodwill, Customer Relationships and Other Intangible Assets. As a result of our impairment tests, we determined the EMEA business disposal group was impaired, resulting in a non-cash, non-tax-deductible goodwill impairment charge of $43 million in the fourth quarter of 2022. We evaluated the recoverability of the carrying value of the assets and liabilities held for sale relative to the agreed upon sales price, adjusted for costs to sell, and recorded an estimated loss on disposal of $660 million during the year ended December 31, 2022 in the consolidated statement of operations and a valuation allowance included in assets held for sale on the consolidated balance sheet as of December 31, 2022. For the year ended December 31, 2023, we recorded a $102 million net loss on disposal associated with the sale of our EMEA business. This loss is reflected as operating expense within the consolidated statements of operations.
The EMEA business was included in our continuing operations and classified as assets and liabilities held for sale on our consolidated balance sheets through the closing of the transaction on November 1, 2023. As a result of closing the transaction, we derecognized net assets of $2.1 billion, primarily made up of (i) property, plant and equipment, net of accumulated depreciation, of $2.0 billion and (ii) customer relationships and other intangible assets, net of accumulated amortization of $107 million. In addition, we reclassified $382 million of realized loss on foreign currency translation, net of tax, with an offset to the valuation allowance and loss on sale of the EMEA business.
We do not believe these divestiture transactions represented a strategic shift for Lumen. Therefore, the divested businesses discussed above did not meet the criteria to be classified as discontinued operations. As a result, we continued to report our operating results for the Latin American, ILEC and EMEA businesses in our consolidated operating results through their respective disposal dates of August 1, 2022, October 3, 2022, and November 1, 2023, respectively.

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Appendix B
Note 3—Goodwill, Customer Relationships and Other Intangible Assets
Goodwill, customer relationships and other intangible assets consisted of the following:

	As of December 31,
	2024	2023
	(Dollars in millions)
Goodwill(1)	$1,964	1,964
Indefinite-lived intangible assets	$9	9
Other intangible assets subject to amortization:
Customer relationships(2), less accumulated amortization of $4,504 and $4,248	3,196	3,811
Capitalized software, less accumulated amortization of $4,067 and $4,045(3)	1,529	1,564
Patents and other, less accumulated amortization of $86 and $72(3)	72	86
Total other intangible assets, net	$4,806	5,470
(1)We recorded cumulative non-cash, non-tax-deductible goodwill impairment charges of $10.7 billion during the year ended December 31, 2023.
(2)For the year ended December 31, 2023, customer relationships decreased $121 million in conjunction with the sale of select CDN customer contracts, in the fourth quarter of 2023 that resulted in a net loss of $73 million included in selling, general and administrative expenses in our consolidated statements of operations.
(3)Certain capitalized software with a gross carrying value of $352 million and $183 million and trade names with a gross carrying value of $153 million and $130 million became fully amortized during 2023 and 2022, respectively, and were retired during the first quarter of 2024 and 2023, respectively.
As of December 31, 2024 and December 31, 2023, the gross carrying amount of goodwill, customer relationships, indefinite-lived and other intangible assets was $15.4 billion and $15.8 billion, respectively.
Our goodwill was derived from numerous acquisitions where the purchase price exceeded the fair value of the net assets acquired.
We are required to assess our goodwill and other indefinite-lived intangible assets for impairment annually, or, under certain circumstances, more frequently, such as when events or changes in circumstances indicate there may be impairment. Our annual impairment assessment date for indefinite-lived intangible assets other than goodwill is December 31. We completed our qualitative assessment of our indefinite-lived intangible assets other than goodwill as of December 31, 2024, 2023 and 2022 and concluded it is more likely than not that our indefinite-lived intangible assets are not impaired; thus, no impairment charge for these assets was recorded in 2024, 2023 or 2022. We are required to write down the value of goodwill only when our assessment determines the carrying value of equity of any of our reporting units exceeds its fair value. Our annual impairment assessment date for goodwill is October 31, at which date we assess our reporting units.
We report our results within two segments: Business and Mass Markets. See Note 17—Segment Information for more information on these segments and the underlying sales channels. As of December 31, 2024, we had three reporting units for goodwill impairment testing, which are (i) Mass Markets, (ii) North America Business ("NA Business") and (iii) Asia Pacific ("APAC") region. Prior to the divestiture of the EMEA business in November 2023, the EMEA region was also a reporting unit and was tested for impairment in the pre-classification test as of October 31, 2022, discussed below. Similarly, prior to its August 2022 divestiture, the LATAM region was also a reporting unit.
Our reporting units are not discrete legal entities with discrete full financial statements. Our assets and liabilities are deployed in and relate to the operations of multiple reporting units. When we assess goodwill for impairment, we compare the estimated fair value of each reporting unit's equity to the carrying value of equity that we assign to the reporting unit. If the estimated fair value of the reporting unit is greater than the carrying value, we conclude that no impairment exists. If the estimated fair value of the reporting unit is less than the carrying value, we record a non-cash impairment charge equal to the excess amount. Depending on the facts and circumstances, we typically estimate the fair value of our reporting units by considering either or both of (i) a discounted cash flow method, which is based on the present value of projected cash flows over a discrete projection period and a terminal value, which is based on the expected normalized cash flows of the reporting units following the discrete projection period, and (ii) a market approach, which includes the use of market multiples of publicly-traded companies whose services are comparable to ours.

B-42

Appendix B
2024 Goodwill Impairment Analysis
At October 31, 2024, we performed our annual impairment analysis of the goodwill in our Mass Markets reporting unit by using a qualitative assessment to determine whether it was more likely than not that the fair value of the reporting unit was less than its carrying value. Factors considered in the qualitative assessment included, among other things, macroeconomic conditions, industry and market conditions, financial performance of the reporting unit and other relevant entity and reporting unit considerations. We concluded the estimated fair value of our reporting unit was greater than our carrying value of equity as of our testing date. Therefore, we concluded no impairment existed as of our annual assessment date in the fourth quarter of 2024.
2023 Goodwill Impairment Analyses
At October 31, 2023, we performed our annual impairment analysis of the goodwill of our three above-mentioned reporting units. Given the continued erosion in our market capitalization, we determined our quantitative impairment analysis would estimate the fair value of our reporting units using only the market approach. Applying this approach, we utilized company comparisons and analyst reports within the telecommunications industry which supported a range of fair values derived from annualized revenue and earnings before interest, tax, depreciation and amortization ("EBITDA") multiples between 1.5x and 3.5x and 4.8x and 8.4x, respectively. In determining the fair value of each reporting unit, we used revenue and EBITDA multiples below these comparable market multiples. We reconciled the estimated fair values of the reporting units to our market capitalization as of October 31, 2023 and concluded that the indicated control premium of approximately 2% was reasonable based on recent market transactions. Based on our assessments performed with respect to the reporting units as described above, we concluded the estimated fair value of certain of our reporting units was less than their carrying value of equity. As a result, we recorded a non-cash, non-tax-deductible goodwill impairment charge of $1.9 billion on October 31, 2023.
During the second quarter of 2023, we determined circumstances existed indicating it was more likely than not that the carrying value of our reporting units exceed their fair value. Given the continued erosion in our market capitalization, we determined our quantitative impairment analysis would estimate the fair value of our reporting units using only the market approach. Applying this approach, we utilized company comparisons and analyst reports within the telecommunications industry which supported a range of fair values derived from annualized revenue and EBITDA multiples between 1.5x and 4.3x and 4.6x and 10.5x, respectively. In determining the fair value of each reporting unit, we used revenue and EBITDA multiples below these comparable market multiples. The estimated fair values of the reporting units determined in connection with our impairment analysis in the second quarter of 2023 resulted in no control premium, which we determined to be reasonable based on our market capitalization relative to recent transactions. For the three months ended June 30, 2023, based on our assessments performed with respect to the reporting units as described above, we concluded the estimated fair value of certain of our reporting units was less than their carrying value of equity. As a result, we recorded a non-cash, non-tax-deductible goodwill impairment charge of $8.8 billion for the three months ended June 30, 2023.
The market approach that we used in the June 30, 2023 and October 31, 2023 tests incorporated estimates and assumptions related to the forecasted results for the remainder of the year, including revenues, expenses, and the achievement of certain strategic initiatives. In developing the market multiples applicable to each reporting unit, we considered observed trends of our industry participants. Our assessment included many factors that required significant judgment. Alternative interpretations of these factors could have resulted in different conclusions regarding the size of our impairments.
2022 Goodwill Impairment Analyses
As of October 31, 2022, we estimated the fair value of our four above-mentioned reporting units by considering both a market approach and a discounted cash flow method. We discounted the projected cash flows for our Mass Markets, NA Business, EMEA and APAC reporting units using a rate that represented their weighted average cost of capital as of the assessment date, which comprised an after-tax cost of debt and a cost of equity, as disclosed in the table below. We utilized company comparisons and analyst reports within the telecommunications industry which at the time of assessment supported a range of fair values derived from annualized revenue and EBITDA multiples between 1.8x and 4.6x and 4.7x and 10.8x, respectively. We selected a revenue and EBITDA multiple for each of our reporting units, resulting in an overall company revenue and EBITDA multiple of 2.5x and 5.5x, respectively. We also reconciled the estimated fair values of the reporting units to our market capitalization as of October 31, 2022 and concluded that the indicated control premium

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Appendix B
of approximately 59% was reasonable based on recent market transactions, including our divestitures, and our depressed stock price. Due to the depressed trading price of our stock at October 31, 2022, and our assessment performed with respect to the reporting units described above, we concluded that the estimated fair value of our NA Business reporting unit was less than our carrying value of equity for that reporting unit, resulting in a non-cash, non-tax-deductible goodwill impairment charge of approximately $3.2 billion. See the goodwill rollforward by segment table below for the impairment charges by segment. As of October 31, 2022, the estimated fair value of equity exceeded the carrying value of equity for our Mass Markets, EMEA and APAC reporting units by 97%, 171% and 101%, respectively. Based on our assessments performed, we concluded that the goodwill assigned to our Mass Markets, EMEA and APAC reporting units was not impaired at October 31, 2022.

	As of October 31, 2022
	Reporting Units
	Mass Markets	NA Business	EMEA	APAC
Weighted average cost of capital	9.4%	9.4%	9.8%	11.3%
After-tax cost of debt	4.7%	4.7%	5.1%	6.3%
Cost of equity	14.0%	14.0%	14.4%	16.2%
Our classification of the EMEA Business as being held for sale as described in Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses was considered an event or change in circumstance which required an assessment of our goodwill for impairment as of October 31, 2022. We performed a pre-announcement goodwill impairment test described above to determine whether there was an impairment prior to the classification of these assets as held for sale and to determine the November 2, 2022, fair values to be utilized for goodwill allocation regarding the disposal group to be classified as assets held for sale. We also performed a post-announcement goodwill impairment test using our estimated post-divestiture cash flows and carrying value of equity to evaluate whether the fair value of our NA Business, Mass Markets and APAC reporting units that will remain following the divestiture exceeds the carrying value of the equity of such reporting units after classification of assets held for sale. We concluded no impairment existed regarding our post-divestiture reporting units.
Separate from the annual, pre-announcement and post-announcement goodwill assessments discussed above, we performed an assessment of our EMEA business disposal group for impairment using the purchase price compared to the carrying value of the EMEA business net assets. As a result, the EMEA business disposal group was impaired, resulting in a non-cash, non-tax-deductible goodwill impairment charge of $43 million. See Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses for additional information regarding the purchase price, carrying value, and impairment for goodwill of the EMEA business. See the goodwill rollforward by segment table below for the impairment charges by segment.
The following table shows the rollforward of goodwill assigned to our reportable segments from December 31, 2022 through December 31, 2024.

	Business	Mass Markets	Total
	(Dollars in millions)
As of December 31, 2022(1)	$7,906	4,751	12,657
Impairment	(7,906)	(2,787)	(10,693)
As of December 31, 2023(1)	—	1,964	1,964
As of December 31, 2024(1)	$—	1,964	1,964
(1)Goodwill at December 31, 2024, December 31, 2023 and December 31, 2022 is net of accumulated impairment losses of $21.7 billion, $21.7 billion and $11.0 billion, respectively.
For additional information on our segments, see Note 17—Segment Information.
As of December 31, 2024, the weighted average remaining useful lives of our finite-lived intangible assets were approximately five years in total, approximately six years for customer relationships and four years for capitalized software.

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Appendix B
Total amortization expense for finite-lived intangible assets for each of the years ended December 31, 2024, 2023 and 2022 was $1.1 billion.
We estimate that future total amortization expense for finite-lived intangible assets will be as follows:

(Dollars in millions)
2025	$926
2026	875
2027	788
2028	717
2029	488
2030 and thereafter	1,003
Total finite-lived intangible assets future amortization expense	$4,797
Note 4—Revenue Recognition
Product and Service Categories
We categorize our products and services revenue among the following categories for the Business segment:
•Grow, which includes existing and emerging products and services in which we are significantly investing, including our dark fiber and conduit, Edge Cloud, IP, managed security, software-defined wide area networks ("SD WAN"), Unified Communications and Collaboration ("UC&C") and wavelengths services;
•Nurture, which includes our more mature offerings, including ethernet and VPN data networks services;
•Harvest, which includes our legacy services managed for cash flow, including Time Division Multiplexing voice, and private line services; and
•Other, which includes equipment sales, managed and professional service solutions and other services.
We categorize our products and services revenue among the following categories for the Mass Markets segment:
•Fiber Broadband, under which we provide high speed broadband services to residential and small business customers utilizing our fiber-based network infrastructure;
•Other Broadband, under which we provide primarily lower speed broadband services to residential and small business customers utilizing our copper-based network infrastructure; and
•Voice and Other, under which we derive revenues from (i) providing local and long-distance voice services, professional services, and other ancillary services, and (ii) federal broadband and state support programs.
Reconciliation of Total Revenue to Revenue from Contracts with Customers
The following tables provide total revenue by segment, sales channel and product category. They also provide the amount of revenue that is not subject to ASC 606, "Revenue from Contracts with Customers" ("ASC 606"), but is instead governed by other accounting standards. The amounts in the tables below include revenue for the Latin American, ILEC and EMEA businesses prior to their sales on August 1, 2022, October 3, 2022 and November 1, 2023, respectively:

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B

	Year Ended December 31, 2024
	Total Revenue	Adjustments for Non-ASC 606 Revenue (1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Business Segment by Sales Channel and Product Category
Large Enterprise
Grow	$1,733	(256)	1,477
Nurture	1,015	—	1,015
Harvest	441	—	441
Other	190	(1)	189
Total Large Enterprise Revenue	3,379	(257)	3,122
Mid-Market Enterprise
Grow	841	(25)	816
Nurture	690	—	690
Harvest	320	(4)	316
Other	36	(5)	31
Total Mid-Market Enterprise Revenue	1,887	(34)	1,853
Public Sector
Grow	596	(85)	511
Nurture	355	—	355
Harvest	389	(4)	385
Other	509	—	509
Total Public Sector Revenue	1,849	(89)	1,760
Wholesale
Grow	1,048	(287)	761
Nurture	740	(19)	721
Harvest	1,079	(140)	939
Other	8	—	8
Total Wholesale Revenue	2,875	(446)	2,429
International and Other
Grow	155	(4)	151
Nurture	161	—	161
Harvest	42	—	42
Other	15	—	15
Total International and Other	373	(4)	369
Business Segment by Product Category
Grow	4,373	(657)	3,716
Nurture	2,961	(19)	2,942
Harvest	2,271	(148)	2,123
Other	758	(6)	752
Total Business Segment Revenue	10,363	(830)	9,533
Mass Markets Segment by Product Category
Fiber Broadband	736	(13)	723
Other Broadband	1,167	(105)	1,062
Voice and Other	842	(31)	811
Total Mass Markets Revenue	2,745	(149)	2,596
Total Revenue	$13,108	(979)	12,129
Timing of revenue
Goods and services transferred at a point in time			$136
Services performed over time			11,993
Total revenue from contracts with customers			$12,129

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Appendix B

	Year Ended December 31, 2023
	Total Revenue	Adjustments for Non-ASC 606 Revenue(1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Business Segment by Sales Channel and Product Category
Large Enterprise
Grow	$1,709	(179)	1,530
Nurture	1,172	—	1,172
Harvest	537	—	537
Other	200	(5)	195
Total Large Enterprise Revenue	3,618	(184)	3,434
Mid-Market Enterprise
Grow	807	(28)	779
Nurture	829	—	829
Harvest	372	(4)	368
Other	36	(4)	32
Total Mid-Market Enterprise Revenue	2,044	(36)	2,008
Public Sector
Grow	473	(81)	392
Nurture	399	—	399
Harvest	383	(1)	382
Other	534	—	534
Total Public Sector Revenue	1,789	(82)	1,707
Wholesale
Grow	1,052	(251)	801
Nurture	827	(25)	802
Harvest	1,261	(165)	1,096
Other	12	—	12
Total Wholesale Revenue	3,152	(441)	2,711
International and Other
Grow	453	(115)	338
Nurture	266	—	266
Harvest	126	—	126
Other	135	—	135
Total International and Other	980	(115)	865
Business Segment by Product Category
Grow	4,494	(654)	3,840
Nurture	3,493	(25)	3,468
Harvest	2,679	(170)	2,509
Other	917	(9)	908
Total Business Segment Revenue	11,583	(858)	10,725
Mass Markets Segment by Product Category
Fiber Broadband	637	(16)	621
Other Broadband	1,395	(126)	1,269
Voice and Other	942	(36)	906
Total Mass Markets Revenue	2,974	(178)	2,796
Total Revenue	$14,557	(1,036)	13,521
Timing of revenue
Goods and services transferred at a point in time			$178
Services performed over time			13,343
Total revenue from contracts with customers			$13,521

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Appendix B

	Year Ended December 31, 2022
	Total Revenue	Adjustments for Non-ASC 606 Revenue (1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Business Segment by Sales Channel and Product Category
Large Enterprise
Grow	$1,653	(199)	1,454
Nurture	1,274	—	1,274
Harvest	690	(2)	688
Other	210	(7)	203
Total Large Enterprise Revenue	3,827	(208)	3,619
Mid-Market Enterprise
Grow	768	(32)	736
Nurture	949	—	949
Harvest	494	(6)	488
Other	31	(2)	29
Total Mid-Market Enterprise Revenue	2,242	(40)	2,202
Public Sector
Grow	445	(79)	366
Nurture	492	—	492
Harvest	466	(3)	463
Other	460	(2)	458
Total Public Sector Revenue	1,863	(84)	1,779
Wholesale
Grow	991	(271)	720
Nurture	1,012	(23)	989
Harvest	1,551	(215)	1,336
Other	51	—	51
Total Wholesale Revenue	3,605	(509)	3,096
International and Other
Grow	761	(176)	585
Nurture	401	—	401
Harvest	210	—	210
Other	190	—	190
Total International and Other	1,562	(176)	1,386
Business Segment by Product Category
Grow	4,618	(757)	3,861
Nurture	4,128	(23)	4,105
Harvest	3,411	(226)	3,185
Other	942	(11)	931
Total Business Segment Revenue	13,099	(1,017)	12,082
Mass Markets Segment by Product Category
Fiber Broadband	604	(18)	586
Other Broadband	2,163	(200)	1,963
Voice and Other	1,612	(135)	1,477
Total Mass Markets Revenue	4,379	(353)	4,026
Total Revenue	$17,478	(1,370)	16,108
Timing of revenue
Goods and services transferred at a point in time			$154
Services performed over time			15,954
Total revenue from contracts with customers			$16,108
(1)Includes regulatory revenue and lease revenue not within the scope of ASC 606.

B-48

Appendix B
Customer Receivables and Contract Balances
The following table provides balances of customer receivables, contract assets and contract liabilities, net of amounts classified as held for sale:

	As of December 31,
	2024	2023
	(Dollars in millions)
Customer receivables, less allowance of $50 and $60	$1,193	1,256
Contract assets	19	29
Contract liabilities	733	698
Contract liabilities are consideration we have received from our customers or billed in advance of providing goods or services promised in the future. We defer recognizing this consideration as revenue until we have satisfied the related performance obligation to the customer. Contract liabilities include recurring services billed one month in advance and installation and maintenance charges that are deferred and recognized over the actual or expected contract term, which typically ranges from one to five years depending on the service. Contract liabilities are included within Deferred revenue on our consolidated balance sheets. During the years ended December 31, 2024 and December 31, 2023, we recognized $443 million and $434 million, respectively, of revenue that was included in contract liabilities of $698 million and $715 million as of January 1, 2024 and 2023, respectively, including contract liabilities that were classified as held for sale.
Performance Obligations
As of December 31, 2024, we expect to recognize approximately $6.4 billion of revenue in the future related to performance obligations associated with existing customer contracts that are partially or wholly unsatisfied. As of December 31, 2024, the transaction price related to unsatisfied performance obligation that are expected to be recognized in 2025, 2026 and thereafter was $2.9 billion, $1.7 billion and $1.8 billion, respectively.
These amounts exclude (i) the value of unsatisfied performance obligations for contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed (for example, uncommitted usage or non-recurring charges associated with professional or technical services to be completed) and (ii) contracts that are classified as leasing arrangements or government assistance that are not subject to ASC 606.
Contract Costs
The following tables provide changes in our contract acquisition costs and fulfillment costs:

	Year Ended December 31, 2024
	Acquisition Costs	Fulfillment Costs
	(Dollars in millions)
Beginning of period balance	$182	184
Costs incurred	151	176
Amortization	(130)	(138)
End of period balance	$203	222

	Year Ended December 31, 2023
	Acquisition Costs	Fulfillment Costs
	(Dollars in millions)
Beginning of period balance	$202	192
Costs incurred	136	157
Amortization	(152)	(140)
Classified as held for sale	(4)	(25)
End of period balance	$182	184
Acquisition costs include commission fees paid to employees as a result of obtaining contracts. Fulfillment costs include third party and internal costs associated with the provision, installation and activation of services to customers, including labor and materials consumed for these activities.

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Appendix B
We amortize deferred acquisition and fulfillment costs based on the transfer of services on a straight-line basis over the average contract life of approximately 50 months for Mass Markets customers and 35 months for Business customers. We include amortized fulfillment costs in Cost of services and products and amortized acquisition costs in Selling, general and administrative in our consolidated statements of operations. We include the amount of these deferred costs that are anticipated to be amortized in the next 12 months in Other under Current Assets on our consolidated balance sheets. We include the amount of deferred costs expected to be amortized beyond the next 12 months in Other under Deferred Credits and Other Liabilities on our consolidated balance sheets. We assess deferred acquisition and fulfillment costs for impairment on a quarterly basis.
Governmental Funding
Lumen participates in various U.S. federal and state programs under which government support payments are received to offset costs associated with providing services in targeted locations such as unserved or underserved high-cost or rural areas, or for certain types of customers, including non-profit organizations, educational institutions and local governmental bodies. In certain instances, support payments are conditioned on specified infrastructure buildouts by milestone deadlines or provision of services at specified locations and speed requirements. Commitments may be made annually, on a multi-year basis ranging from one to 10 years or be on-going subject to periodic change or termination. Consistent with customary practice and as referenced in ASC 832 Government Assistance, Lumen applies a grant model of accounting by which it accounts for these transactions as non-ASC 606 revenue over the periods in which the costs for which the funding is intended to compensate are incurred. This non-ASC 606 revenue is included in operating revenue in our consolidated statements of operations. Corresponding receivables are recorded when services have been provided to the customers and costs incurred, but the cash has not been received. These amounts are included in our accounts receivable, less allowance in our consolidated balance sheets. Certain programs are subject to audits of compliance with program commitments and, subject to the outcomes of those assessments, Lumen may be required to reimburse the government entity for cash previously received, or, in some cases, pay a penalty. Lumen evaluates each program and establishes a liability under the principles of ASC 450 if it is probable support payments will be recaptured or a penalty will be imposed.
For the years ended December 31, 2024 and 2023, Lumen recorded non-customer revenue of $83 million and $85 million, respectively, under government assistance programs, of which 18% and 17%, respectively, was associated with state universal service fund support programs.
Between 2015 and 2021, we received approximately $500 million annually through the Federal Communications Commission (the "FCC")'s Connect America Fund II ("CAF II"), a federal multi-year recurring subsidy program for more extensive broadband deployment in price-cap ILEC territories. For this program, which ended on December 31, 2021, we were required to meet certain specified infrastructure buildout requirements in 33 states by the end of 2021, which required substantial capital expenditures. In the first quarter of 2022, we recognized $59 million of previously deferred revenue related to the conclusion of the CAF II program based upon our final buildout and filing submissions. The government has the right to audit our compliance with the CAF II program and the ultimate outcome of any remaining examinations is unknown, but could result in a liability to us in excess of our accruals established for these matters.
In early 2020, the FCC created the Rural Digital Opportunity Fund (the “RDOF”) program, a federal support program designed to fund broadband deployment in rural America. For the first phase of this program, RDOF Phase I, the FCC ultimately awarded $6.4 billion support payments to be paid in equal monthly installments over 10 years. We were awarded RDOF funding in several of the states in which we operate and began receiving monthly support payments during the second quarter of 2022. We received approximately $17 million in annual RDOF Phase I support payments for the years ended December 31, 2023 and 2022. In the third quarter of 2024, we relinquished rights to develop certain RDOF census blocks in four states, which resulted in (i) a reduction of the anticipated RDOF Phase I support payments to approximately $16 million for the year ending December 31, 2024 and $15 million each year thereafter through the program period and (ii) an expectation of payment to the federal government, which we anticipate will be approximately $10 million.
Lumen participates in multiple state sponsored programs for broadband deployment in unserved and underserved areas for which the states have state universal service funds sourced from fees levied on telecommunications providers and passed on to consumers. During the years ending December 31, 2024 and 2023, Lumen participated in these types of programs primarily in the states of Nebraska, New Mexico and Minnesota.

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Appendix B
Note 5—Leases
We primarily lease various office facilities, colocation facilities, equipment and transmission capacity to or from third parties. Leases with an initial term of 12 months or less are not recorded on our consolidated balance sheets; we recognize lease expense for these leases on a straight-line basis over the lease term.
We determine if an arrangement is a lease at inception and whether that lease meets the classification criteria of a finance or operating lease at the commencement date. Lease-related assets, or right-of-use assets, are recognized at the lease commencement date at amounts equal to the respective lease liabilities. Lease-related liabilities are recognized at the present value of the remaining contractual fixed lease payments, discounted using our incremental borrowing rates. As part of the present value calculation for the lease liabilities, we use an incremental borrowing rate as the rates implicit in the leases are not readily determinable. The incremental borrowing rates used for lease accounting are based on our unsecured rates, adjusted to approximate the rates at which we could borrow on a collateralized basis over a term similar to the recognized lease term. We apply the incremental borrowing rates to lease components using a portfolio approach based upon the length of the lease term and the reporting entity in which the lease resides. Operating lease expense is recognized on a straight-line basis over the lease term, while variable lease payments are expensed as incurred. Operating lease assets are included in other, net under goodwill and other assets on our consolidated balance sheets. Noncurrent operating lease liabilities are included in other under deferred credits and other liabilities on our consolidated balance sheets.
Some of our lease arrangements contain lease components, non-lease components (including common-area maintenance costs) and executory costs (including real estate taxes and insurance costs). We generally account for each component separately based on the estimated standalone price of each component. For colocation leases, we account for the lease and non-lease components as a single lease component.
Many of our lease agreements contain renewal options; however, we do not recognize right-of-use assets or lease liabilities for renewal periods unless we determine that we are reasonably certain of renewing the lease. Certain leases also include options to purchase the leased property. The depreciable life of assets and leasehold improvements are limited by the expected lease term, unless there is a transfer of title or purchase option reasonably certain to be exercised. Our lease agreements do not generally contain any material residual value guarantees or material restrictive covenants.
Lease expense consisted of the following:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Operating and short-term lease cost	$446	459	451
Finance lease cost:
Amortization of right-of-use assets	25	32	37
Interest on lease liability	11	12	15
Total finance lease cost	36	44	52
Total lease cost	$482	503	503
We lease various equipment, office facilities, retail outlets, switching facilities and other network sites or components from third parties. These leases, with few exceptions, provide for renewal options and rent escalations that are either fixed or based on the consumer price index. Any rent abatements, along with rent escalations, are included in the computation of rent expense calculated on a straight-line basis over the lease term. The lease term for most leases includes the initial non-cancelable term plus any term under renewal options that we believe are reasonably assured.
On a regular basis, we rationalize our lease footprint. When we determine that we no longer need leased space, we may incur accelerated lease costs. Our accelerated lease costs in December 31, 2024, 2023 and 2022 were not material.
For the years ended December 31, 2024, 2023 and 2022, our gross rental expense, including the accelerated lease costs discussed above, was $482 million, $503 million and $503 million, respectively. We also received sublease rental income of $25 million for each of the years ended December 31, 2024, 2023 and 2022.

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Appendix B
Supplemental consolidated balance sheet information and other information related to leases is included below:

		As of December 31,
Leases (Dollars in millions)	Classification on the Balance Sheet	2024	2023
Assets
Operating lease assets	Other, net	$1,119	1,230
Finance lease assets	Property, plant and equipment, net of accumulated depreciation	236	260
Total leased assets		$1,355	1,490
Liabilities
Current
Operating	Current operating lease liabilities	$253	268
Finance	Current maturities of long-term debt	17	16
Noncurrent
Operating	Other	959	1,040
Finance	Long-term debt	198	215
Total lease liabilities		$1,427	1,539
Weighted-average remaining lease term (years)
Operating leases		7.7	8.2
Finance leases		11.4	11.3
Weighted-average discount rate
Operating leases		8.90%	7.59%
Finance leases		4.40%	4.98%
Supplemental consolidated cash flow statement information related to leases is included below:

	Years Ended December 31,
	2024	2023
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating leases	$427	461
Operating cash flows for finance leases	11	12
Financing cash flows for finance leases	17	25
Supplemental lease cash flow disclosures:
Operating lease right-of-use assets obtained in exchange for new operating lease liabilities	$191	143
Right-of-use assets obtained in exchange for new finance lease liabilities	2	10
As of December 31, 2024, maturities of lease liabilities were as follows:

	Operating Leases	Finance Leases
	(Dollars in millions)
2025	$340	27
2026	252	28
2027	204	28
2028	167	28
2029	131	26
Thereafter	592	140
Total lease payments	1,686	277
Less: interest	(474)	(62)
Total	1,212	215
Less: current portion	(253)	(17)
Long-term portion	$959	198
As of December 31, 2024, we had no material operating or finance leases that had not yet commenced.

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Appendix B
Operating Lease Revenue
We lease various dark fiber and conduit, office facilities, colocation facilities, switching facilities, other network sites and service equipment to third parties under operating leases. Lease and sublease income are included in operating revenue in the consolidated statements of operations. See "Revenue Recognition" in Note 1—Background and Summary of Significant Accounting Policies.
For the years ended December 31, 2024, 2023 and 2022, our gross rental income was approximately $1.0 billion, $1.0 billion and $1.2 billion, respectively, which represents 7% of our operating revenue for each of the years ended December 31, 2024, 2023 and 2022.
Note 6—Credit Losses on Financial Instruments
To assess our expected credit losses on financial instruments, we aggregate financial assets with similar risk characteristics to monitor their credit quality or deterioration over the life of such assets. We periodically monitor certain risk characteristics within our aggregated financial assets and revise their composition accordingly, to the extent internal and external risk factors change. We separately evaluate financial assets that do not share risk characteristics with other financial assets. Our financial assets measured at amortized cost primarily consist of accounts receivable.
We use a loss rate method to estimate our allowance for credit losses. Our determination of the current expected credit loss rate begins with our review of historical loss experience as a percentage of accounts receivable. We measure our historical loss period based on the average days to recognize accounts receivable as credit losses. When asset specific characteristics and current conditions change from those in the historical period, due to changes in our credit and collections strategy, certain classes of aged balances, or credit loss and recovery policies, we perform a qualitative and quantitative assessment to adjust our historical loss rate. We use regression analysis to develop an expected loss rate using historical experience and economic data over a forecast period. We measure our forecast period based on the average days to collect payment on billed accounts receivable. To determine our current allowance for credit losses, we combine the historical and expected credit loss rates and apply them to our period end accounts receivable.
If there is an unexpected deterioration of a customer's financial condition or an unexpected change in economic conditions, including macroeconomic events, we assess the need to adjust the allowance for credit losses. Any such resulting adjustments would affect earnings in the period that adjustments are made.
The assessment of the correlation between historical observed default rates, current conditions and forecasted economic conditions requires judgment. Alternative interpretations of these factors could have resulted in different conclusions regarding our allowance for credit losses. The amount of credit loss is sensitive to changes in circumstances and forecasted economic conditions. Our historical credit loss experience, current conditions and forecast of economic conditions may also not be representative of the customers' actual default experience in the future, and we may use methodologies that differ from those used by other companies.

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Appendix B
The following table presents the activity of our allowance for credit losses by accounts receivable portfolio:

	Business	Mass Markets	Total
	(Dollars in millions)
Balance at December 31, 2021	$88	26	114
Provision for expected losses	25	108	133
Write-offs charged against the allowance	(61)	(114)	(175)
Recoveries collected	10	6	16
Change in allowance in assets held for sale(1)	(5)	2	(3)
Balance at December 31, 2022	57	28	85
Provision for expected losses	35	65	100
Write-offs charged against the allowance	(62)	(65)	(127)
Recoveries collected	6	3	9
Balance at December 31, 2023	36	31	67
Provision for expected losses	26	46	72
Write-offs charged against the allowance	(32)	(58)	(90)
Recoveries collected	6	4	10
Balance at December 31, 2024	$36	23	59
(1)Represents changes in amounts classified as held for sale related to the divestitures of our Latin American and ILEC businesses on August 1, 2022 and October 3, 2022, respectively, and the inclusion of a $5 million allowance for credit losses classified as held for sale as of December 31, 2022 related to the divestiture of the EMEA business in 2023. See Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses.
Note 7—Long-Term Debt and Credit Facilities
At December 31, 2024, most of our outstanding consolidated debt had been incurred by us or one of the following three subsidiaries, each of which has borrowed funds either on a standalone basis or as part of a separate restricted group with certain of its subsidiaries:
•Level 3 Financing, Inc. ("Level 3 Financing"), including its parent guarantor Level 3 Parent, LLC, and certain subsidiary guarantors;
•Qwest Corporation ("Qwest"); and
•Qwest Capital Funding, Inc., including its parent guarantor, Qwest Communications International Inc.
Each of these borrowers or borrowing groups has entered into a credit agreement with certain financial institutions or other institutional lenders or issued senior notes. Certain of these debt instruments are described further below.

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Appendix B
The following table reflects the consolidated long-term debt of Lumen Technologies, Inc. and its subsidiaries as of the dates indicated below, including unamortized premiums (discounts) and unamortized debt issuance costs:

			As of December 31,
	Interest Rates(1)	Maturities(1)	2024	2023
			(Dollars in millions)
Senior Secured Debt: (2)
Lumen Technologies, Inc.
Series A Revolving Credit Facility	SOFR + 4.00%	2028	$—	—
Series B Revolving Credit Facility	SOFR + 6.00%	2028	—	—
Term Loan A(3)	SOFR + 6.00%	2028	357	—
Term Loan B-1(4)	SOFR + 2.35%	2029	1,606	—
Term Loan B-2(4)	SOFR + 2.35%	2030	1,606	—
Term Loan B(5)	SOFR + 2.25%	2027	56	3,891
Other Facilities(6)	N/A	N/A	—	1,399
Superpriority Notes	4.125% - 10.000%	2029 - 2032	1,247	—
Former Parent Secured Notes(7)	N/A	N/A	—	1,250
Subsidiaries:
Level 3 Financing, Inc.
Term Loan B-1(8)	SOFR + 6.56%	2029	1,199	—
Term Loan B-2(8)	SOFR + 6.56%	2030	1,199	—
Former Level 3 Facility(9)	SOFR + 1.75%	2027	12	2,411
First Lien Notes(10)	10.500% - 11.000%	2029 - 2030	3,846	925
Second Lien Notes	3.875% - 10.000%	2029 - 2032	2,579	—
Former Level 3 Senior Notes(11)	N/A	N/A	—	1,500
Unsecured Senior Notes and Other Debt:
Lumen Technologies, Inc.
Senior notes(12)	4.000% - 7.650%	2025 - 2042	1,428	2,143
Subsidiaries:
Level 3 Financing, Inc.
Senior notes(13)	3.400% - 4.625%	2027 - 2029	964	3,940
Qwest Corporation
Senior notes	6.500% - 7.750%	2025 - 2057	1,973	1,986
Former Term Loan(14)	N/A	N/A	—	215
Qwest Capital Funding, Inc.
Senior notes	6.875% - 7.750%	2028 - 2031	192	192
Finance lease and other obligations	Various	Various	254	285
Unamortized discounts, net			(395)	(4)
Unamortized debt issuance costs			(217)	(145)
Total long-term debt			17,906	19,988
Less current maturities			(412)	(157)
Long-term debt, excluding current maturities			$17,494	19,831
N/A - Not applicable
(1)As of December 31, 2024. All references to "SOFR" refer to the Secured Overnight Financing Rate.
(2)As discussed further below in this Note, the debt listed under the caption “Senior Secured Debt” is either secured by assets of the issuer, guaranteed on a secured or unsecured basis by certain affiliates of the issuer, or both. As discussed further in footnotes 12 and 13 below, we reclassified in the table above certain notes that were guaranteed, secured, or both prior to the TSA Effective Date (as defined below) from “secured” to “unsecured” in light of amendments that released such security interests.
(3)Term Loan A had an interest rate of 10.573% as of December 31, 2024.
(4)Term Loan B-1 and B-2 each had an interest rate of 7.037% as of December 31, 2024.
(5)Term Loan B had an interest rate of 6.937% and 7.720% as of December 31, 2024 and December 31, 2023, respectively.
(6)Reflects revolving credit facility and term loan A and A-1 debt issued under the Former Parent Facilities (as defined below), which were due in 2025 and had interest rates of 7.464% and 7.470%, respectively, as of December 31, 2023.

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Appendix B
(7)Former Parent Secured Notes were due in 2027 and had an interest rate of 4.000% as of December 31, 2023, prior to being cancelled on the TSA Effective Date (as defined below).
(8)The Level 3 Term Loan B-1 and B-2 each had an interest rate of 11.133% as of December 31, 2024.
(9)Reflects Level 3 Tranche B 2027 Term Loan issued under the Former Level 3 Facility (as defined below), which had an interest rate of 6.437% and 7.220% as of December 31, 2024 and December 31, 2023, respectively.
(10)Includes Level 3's 10.500% Senior Secured Notes due 2030 issued in early 2023, the terms of which have been amended to be consistent with Level 3's first lien notes issued on March 22, 2024.
(11)Former Level 3 Senior Notes were due in 2027 - 2029 and had an interest rates of 3.400% - 3.875% as of December 31, 2023, prior to being cancelled on the TSA Effective Date (as defined below).
(12)The total amount of these notes at December 31, 2024 includes the remaining aggregate principal amount due under the Former Parent Secured Notes, the terms of which were amended on March 22, 2024 to release the guarantees of such debt that could be released in accordance with their indentures and the security interests relating thereto.
(13)The total amount for these notes at December 31, 2024 includes the remaining aggregate principal amount due under the Former Level 3 Secured Notes, the terms of which were amended on March 22, 2024 to release the security interests relating thereto.
(14)The Qwest Corporation Term Loan was due in 2027 and had an interest rate of 7.970% as of December 31, 2023, prior to being cancelled on the TSA Effective Date (as defined below).
Long-Term Debt Maturities
Set forth below is the aggregate principal amount of our long-term debt as of December 31, 2024 (excluding unamortized discounts, net, and unamortized debt issuance costs) maturing during the following years.

(Dollars in millions)
2025	$412
2026	96
2027	250
2028	738
2029	7,203
2030 and thereafter	9,819
Total long-term debt	$18,518
2024 Debt Transactions
Cash Tender Offers
Pursuant to cash tender offers that commenced on November 12, 2024 (the "Cash Tender Offers"), in November 2024 we reduced the aggregate principal amount of our consolidated indebtedness by approximately $393 million. In conjunction with the Cash Tender Offers, we recorded a gain of $33 million including an offset of immaterial third-party fees in our aggregate Net gain on early retirement of debt in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2024.
The following table sets forth the aggregate principal amount of each series of senior notes of Lumen and Level 3 Financing retired in exchange for cash in November 2024 in connection with the Cash Tender Offers:

Debt	Aggregate Principal Amount (in millions)
Lumen Technologies, Inc.
5.625% Senior Notes, Series X, due 2025	$33
7.200% Senior Notes, Series D, due 2025	3
5.125% Senior Notes due 2026	5
4.000% Senior Secured Notes due 2027 (unsecured)	4
6.875% Debentures, Series G, due 2028	24
Level 3 Financing, Inc.
3.400% Senior Secured Notes due 2027 (unsecured)	1
4.625% Senior Notes due 2027	48
4.250% Senior Notes due 2028	275
Total	$393

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Appendix B
Exchange Offers
Pursuant to exchange offers that commenced on September 3, 2024 (the "Exchange Offers"), on September 24, 2024:
•Lumen Technologies issued approximately $438 million aggregate principal amount of its newly-issued 10.000% Secured Notes due 2032 (the "New Lumen Notes") and paid approximately $14 million cash (excluding accrued and unpaid interest payable with respect to the exchange) in exchange for approximately $491 million aggregate principal amount of four series of its outstanding senior unsecured notes, maturing between 2026 and 2029 (which were concurrently cancelled), and
•Level 3 Financing issued approximately $350 million aggregate principal amount of its newly-issued 10.000% Second Lien Notes due 2032 in exchange for $357 million aggregate principal amount of two series of its outstanding senior unsecured notes maturing in 2027 (which were concurrently cancelled).
These transactions reduced the aggregate principal amount of Lumen's consolidated indebtedness by approximately $60 million.
The Company determined that the Exchange Offers constituted a debt modification consistent with ASC 470 and recorded no gain or loss. In conjunction with the Exchange Offers, we recorded $17 million of fees to Selling, general and administrative expense in our consolidated statements of operations for the year ended December 31, 2024.
The following table sets forth the aggregate principal amount of each series of senior unsecured notes of Lumen and Level 3 Financing exchanged and retired on September 24, 2024 in connection with the Exchange Offers:

Debt	Aggregate Principal Amount (in millions)
Lumen Technologies, Inc.
5.125% Senior Notes due 2026	$137
4.000% Senior Secured Notes due 2027 (unsecured)	188
6.875% Debentures, Series G, due 2028	80
4.500% Senior Notes due 2029	86
Level 3 Financing, Inc.
3.400% Senior Secured Notes due 2027 (unsecured)	77
4.625% Senior Notes due 2027	280
Total	$848
Transaction Support Agreement Transactions
On March 22, 2024 (the "TSA Effective Date"), Lumen Technologies, Level 3 Financing, Qwest and a group of creditors holding a majority of our consolidated debt completed transactions contemplated under the amended and restated transaction support agreement ("TSA") that such parties entered into on January 22, 2024 (the "TSA Transactions"), including the termination, repayment or exchange of previous commitments and debt and the issuance of new term loan facilities, notes, and revolving credit facilities.
The following table sets forth the aggregate principal amount of each of Lumen's consolidated debt arrangements that were partially or fully paid in exchange for cash or newly-issued debt during the first quarter of 2024 in connection with the TSA Transactions:

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Appendix B

	Aggregate Principal Amount (in millions)
Debt	Repaid	Exchanged
Lumen Technologies, Inc.
Term Loan A	$933	—
Term Loan A-1	266	—
Term Loan B	575	3,259
5.125% Senior Notes due 2026	116	147
4.000% Senior Notes due 2027	153	865
Level 3 Financing, Inc.
Term Loan B	—	2,398
3.400% Senior Notes due 2027	—	668
3.875% Senior Notes due 2029	—	678
4.625% Senior Notes due 2027	—	606
4.250% Senior Notes due 2028	—	712
3.625% Senior Notes due 2029	—	458
3.750% Senior Notes due 2029	—	453
Qwest Corporation
Term Loan B	215	—
Total	$2,258	10,244
The following table sets forth the aggregate principal balance as of December 31, 2024 of the debt issued by Lumen or Level 3 Financing in connection with the TSA Transactions:

New Debt Issuances(1)	Aggregate Principal Amount as of December 31, 2024 (in millions)
Lumen Technologies, Inc.
Term Loan A(2)	$357
Term Loan B-1(2)	1,606
Term Loan B-2(2)	1,606
4.125% Superpriority Notes due 2029-2030	808
Level 3 Financing, Inc.
Term Loan B-1	1,199
Term Loan B-2	1,199
10.500% First Lien Notes due 2029	668
11.000% First Lien Notes due 2029	1,575
4.875% Second Lien Notes due 2029	606
10.750% First Lien Notes due 2030	678
4.500% Second Lien Notes due 2030	712
3.875% Second Lien Notes due 2030	458
4.000% Second Lien Notes due 2031	453
Total	$11,925
(1)Except for Lumen's Term Loan A and $1.375 billion of Level 3 Financing's 11.000% First Lien Notes due 2029, all of the new debt listed in this table was issued in the first quarter of 2024 in exchange for previously-issued debt of Lumen or Level 3 Financing in connection with the TSA Transactions.
(2)Reflects approximately $66 million of term loan installment payments and paydowns made between the TSA Effective Date and December 31, 2024.
In evaluating the terms of the TSA Transactions, we determined that for certain of our creditors the new debt instruments were substantially different than pre-existing debt and therefore constituted a non-cash extinguishment of old debt for Lumen Technologies and Level 3 Financing of $744 million and $2.6 billion and the establishment of new debt for which we recorded a $275 million gain on extinguishment in the first quarter of 2024. This new debt was recorded at fair value generating a reduction to debt of $492 million which was included in our aggregate Net gain on early retirement of debt of $348 million, recognized in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2024. The

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Appendix B
remaining creditors’ newly-issued debt was not substantially different under the terms of the TSA Transactions and was treated under modification accounting rules. In conjunction with the TSA Transactions, we paid $209 million in lender fees and $174 million in additional third-party costs. Of these amounts, we offset $157 million of lender fees against the gain on extinguishment and recorded $112 million in third-party costs to Selling, general and administrative expense in our consolidated statement of operations for the year ended December 31, 2024. In accordance with GAAP provisions for modification and extinguishment accounting, $52 million in lender fees and $62 million in third-party costs, respectively, were capitalized and will be amortized over the terms of the newly-issued indebtedness.
Repurchases of Debt Instruments
During 2024, we repurchased various debt instruments on the open market. These repurchases resulted in an aggregate net gain of 40 million which is included in our aggregate Net gain on early retirement of debt in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2024. The following table sets forth the aggregate principal amount of each series of notes and term loans repurchased during the year ended December 31, 2024:

Debt	Principal Amount Repurchased (in millions)
Lumen Technologies, Inc.
Term Loan A	$2
Term Loan B-1	7
Term Loan B-2	7
5.625% Senior Notes, Series X, due 2025	70
7.200% Senior Notes, Series D, due 2025	13
6.875% Senior Notes, Series G, due 2028	7
4.500% Senior Notes due 2029	24
4.125% Superpriority Notes due 2029-2030	3
7.600% Senior Notes due 2039	5
7.650% Senior Notes due 2042	6
Level 3 Financing, Inc.
4.250% Senior Notes due 2028	34
3.625% Senior Notes due 2029	81
3.750% Sustainability-Linked Senior Notes due 2029	86
3.875% Senior Secured Notes due 2029 (unsecured)	18
Qwest Corporation
7.250% Senior Notes due 2025	13
Total	$376
2023 Debt Modification Transactions
Exchange Offers
Pursuant to exchange offers that commenced on March 16, 2023 (the “2023 Exchange Offers”), on March 31, 2023, Level 3 Financing issued $915 million of its 10.500% Senior Secured Notes due 2030 (the “10.500% Notes”) in exchange for $1.535 billion of Lumen’s outstanding senior unsecured notes. On April 17, 2023, in connection with the Exchange Offers, Level 3 Financing issued an additional $9 million of its 10.500% Notes in exchange for $19 million of Lumen's outstanding senior unsecured notes. All exchanged notes were concurrently cancelled. These transactions resulted in a $630 million net reduction in the aggregate principal amount of Lumen’s consolidated indebtedness. In addition to the above-described exchange offers, we repurchased $24 million aggregate principal amount of Lumen's outstanding senior unsecured notes during the first quarter of 2023. These above-described transactions resulted in an aggregate net gain of $618 million for the year ended December 31, 2023.

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Appendix B
The following table sets forth the aggregate principal amount of each series of Lumen’s senior unsecured notes retired during the year ended December 31, 2023, in connection with the above-described exchange transactions:

Debt	Aggregate principal (amounts in millions)
5.625% Senior Notes, Series X, due 2025	$49
7.200% Senior Notes, Series D, due 2025	21
5.125% Senior Notes due 2026	291
6.875% Debentures, Series G, due 2028	52
5.375% Senior Notes due 2029	275
4.500% Senior Notes due 2029	558
7.600% Senior Notes, Series P, due 2039	164
7.650% Senior Notes, Series U, due 2042	144
Total	$1,554
Credit Facility Borrowings and Repayments
During 2023, Lumen borrowed $925 million from, and made repayments of $725 million to, the Former Lumen Facilities.
2022 Borrowings and Repayments
During 2022, Lumen borrowed $2.4 billion from, and made repayments of $2.6 billion to, the Former Lumen Facilities.
Interest Expense
Interest expense includes interest on total long-term debt. The following table presents the amount of gross interest expense, net of capitalized interest:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Interest expense:
Gross interest expense	$1,548	1,269	1,398
Capitalized interest	(176)	(111)	(66)
Total interest expense	$1,372	1,158	1,332
Lumen Credit Agreements
Superpriority Revolving/Term A Credit Agreement
On the TSA Effective Date, Lumen, as borrower, the lenders party thereto and Bank of America, as administrative agent and collateral agent, entered into the Superpriority Revolving/Term A Credit Agreement (the “RCF/TLA Credit Agreement”), providing for:
•a superpriority “first out” series A revolving credit facility with original commitments of approximately $489 million (the “Series A Revolving Credit Facility”);
•a superpriority “second out” series B revolving credit facility with original commitments of approximately $467 million (the “Series B Revolving Credit Facility”, and together with the Series A Revolving Credit Facility, the “Lumen Revolving Credit Facilities”); and
•a superpriority secured term loan facility in the amount of approximately $377 million (the “Lumen TLA”).
Interest on borrowings under the RCF/TLA Credit Agreement is payable at the end of each interest period at a rate equal to, at Lumen’s option:
•for the Series A Revolving Credit Facility, term SOFR (subject to a 2.00% floor) plus 4.00% for term SOFR loans or a base rate plus 3.00% for base rate loans;

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Appendix B
•for the Series B Revolving Credit Facility, term SOFR (subject to a 2.00% floor) plus 6.00% for term SOFR loans or a base rate plus 5.00% for base rate loans; and
•for the Lumen TLA, term SOFR (subject to a 2.00% floor) plus a 6.00% for term SOFR loans or a base rate plus 5.00% for base rate loans.
Lumen may prepay amounts outstanding under the Series B Revolving Credit Facility or Lumen TLA at anytime without premium or penalty. If no amounts are outstanding under the Series B Revolving Credit Facility, Lumen may prepay amounts outstanding under the Series A Revolving Credit Facility without premium or penalty.
Both of the Lumen Revolving Credit Facilities mature on June 1, 2028 (in each case subject to a springing maturity in certain circumstances). The Lumen TLA matures on June 1, 2028 and requires Lumen to make quarterly amortization payments of 1.25% of the initial principal amount and certain specified mandatory prepayments upon the occurrence of certain transactions.
At December 31, 2024, no borrowings were outstanding under Lumen’s (i) Series A Revolving Credit Facility, with commitments of approximately $489 million, or (ii) Series B Revolving Credit Facility, with commitments of approximately $465 million.
Superpriority Term B Credit Agreement
On the TSA Effective Date, Lumen, as borrower, the lenders party thereto, Wilmington Trust, National Association (“WTNA”), as administrative agent, and Bank of America, as collateral agent, entered into a Superpriority Term B Credit Agreement (the “TLB Credit Agreement”), providing for:
•a superpriority secured term loan facility in a principal amount of approximately $1.6 billion maturing April 15, 2029 (the “Lumen TLB-1”); and
•a superpriority secured term loan facility in a principal amount of approximately $1.6 billion maturing April 15, 2030 (the “Lumen TLB-2”, and together with the Lumen TLB-1, the “Lumen TLB”).
Interest on borrowings under the TLB Credit Agreement is payable at the end of each interest period at a rate equal to, at Lumen’s option, adjusted term SOFR (subject to a 0% floor) plus 2.35% for term SOFR loans or a base rate plus 1.35% for base rate loans.
The Lumen TLB requires Lumen to make quarterly amortization payments of 0.25% of the initial principal amount and certain specified mandatory prepayments upon the occurrence of certain transactions. Amounts outstanding under the Lumen TLB may be prepaid at any time without premium or penalty.
Former Facilities
In connection with entering into the RCF/TLA Credit Agreement, all revolving commitments under Lumen’s amended and restated credit agreement dated January 31, 2020 (the “Former Parent Facilities”) were terminated and substantially all of the debt issued thereunder was repaid.
Level 3 Credit Agreements
Credit Agreement dated March 22, 2024
On the TSA Effective Date, Level 3 Financing, as borrower, Level 3 Parent, LLC. the lenders party thereto and WTNA, as administrative agent and collateral agent, entered into a credit agreement (the “New Level 3 Credit Agreement”), providing for:
•a secured term B-1 loan facility in the principal amount of approximately $1.2 billion maturing April 15, 2029; and
•a secured term B-2 loan facility in the principal amount of approximately $1.2 billion maturing April 15, 2030.
Interest on borrowings under the New Level 3 Credit Agreement is payable at the end of each interest period at a rate equal to, at Level 3 Financing’s option, term SOFR (subject to a 2.00% floor) plus 6.56% for term SOFR loans or a base rate plus 5.56% for base rate loans.
Amounts outstanding under the New Level 3 Credit Agreement may be prepaid at any time, subject to a premium of (i) 2.00% of the aggregate principal amount if prepaid on or prior to the 12-month anniversary of the TSA Effective Date and (ii) 1.00% of the aggregate principal amount if prepaid after the 12-month anniversary of the TSA Effective Date and on or prior to the 24-month anniversary of the TSA Effective Date. The New Level 3 Facilities require Level 3 Financing to make certain specified mandatory prepayments upon the occurrence of certain transactions.

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Appendix B
Former Facility
In connection with entering into the New Level 3 Credit Agreement, substantially all of the indebtedness issued under Level 3 Financing’s amended and restated credit agreement dated as of November 29, 2019 (the “Former Level 3 Facility”) was repaid.
Senior Notes of Lumen and its Subsidiaries
The Company’s consolidated indebtedness at December 31, 2024 included:
•superpriority senior secured notes issued by Lumen;
•first and second lien secured notes issued by Level 3 Financing; and
•senior unsecured notes issued by Lumen, Level 3 Financing, Qwest, and Qwest Capital Funding, Inc.
All of these notes carry fixed interest rates and all principal is due on the notes’ respective maturity dates, which rates and maturity dates are summarized in the table above.
Except for a limited number of senior notes issued by Qwest Corporation, the issuer generally can redeem the notes, at its option, in whole or in part, (i) pursuant to a fixed schedule of pre-established redemption prices, (ii) pursuant to a “make whole” redemption price or (iii) under certain other specified limited conditions.
Revolving Letters of Credit
We use various financial instruments in the normal course of business. These instruments include letters of credit, which are conditional commitments issued on our behalf in accordance with specified terms and conditions. Lumen may draw letters of credit under (i) an uncommitted $225 million revolving letter of credit facility and (ii) the Lumen Revolving Credit Facilities.
At December 31, 2024, we had $220 million of undrawn letters of credit outstanding, $217 million of which were issued under the Lumen Revolving Credit Facilities, $1 million of which were issued under our $225 million uncommitted letter of credit facility and $2 million of which were issued under a separate facility maintained by one of our subsidiaries (the full amount of which is collateralized by cash).
Certain Guarantees and Security Interests
Lumen’s obligations under its RCF/TLA Credit Agreement are unsecured, but certain of Lumen’s subsidiaries have provided an unconditional guarantee of payment of Lumen’s obligations (such entities, the “Lumen Guarantors”) and certain of such guarantees will be secured by a lien on substantially all of the assets of the applicable Lumen Guarantors. Level 3 Parent, LLC, Level 3 Financing and certain of Level 3 Financing’s subsidiaries have provided an unconditional guarantee of payment of Lumen’s obligations under its Series A Revolving Credit Facility of up to $150 million and under its Series B Revolving Credit Facility of up to $150 million, in each case secured by a lien on substantially all of their assets (such entities, the “Level 3 Collateral Guarantors”). The guarantee by the Level 3 Collateral Guarantors may be reduced or terminated under certain circumstances. Qwest Corporation and certain of its subsidiaries have provided an unsecured guarantee of collection of Lumen’s obligations under the Lumen Revolving Credit Facilities and Lumen TLA (the “Qwest Guarantors”).
Lumen’s obligations under the TLB are unsecured. The term loans issued under this agreement are guaranteed by the Lumen Guarantors and the Qwest Guarantors on the same basis as those entities guarantee Lumen’s obligations under its RCF/TLA Credit Agreement.
Level 3 Financing’s obligations under the New Level 3 Credit Agreement are secured by a first lien on substantially all of its assets. In addition, the other Level 3 Collateral Guarantors have provided an unconditional guarantee of payment of Level 3 Financing’s obligations under the New Level 3 Credit Agreement secured by a lien on substantially all of their assets.
Lumen’s superpriority secured senior notes are guaranteed by the Lumen Guarantors and the Qwest Guarantors on the same basis as those entities guarantee Lumen’s obligations under its RCF/TLA Credit Agreement (subject, in certain cases, to receipt of necessary regulatory approvals). Level 3 Financing’s obligations under its first lien notes are secured by a first lien on substantially all of its assets (subject, in certain cases, to receipt of necessary regulatory approvals), and are guaranteed by the other Level 3 Collateral Guarantors (or, for certain such guarantors, for certain notes, will be guaranteed upon the receipt of required regulatory approvals) on the same basis as the guarantees provided by such entities under the New Level 3 Credit Agreement. Level 3

B-62

Appendix B
Financing’s obligations under its second lien notes are secured by a second lien on substantially all of its assets, and are guaranteed by the other Level 3 Collateral Guarantors on the same basis as the guarantees provided by such entities under the New Level 3 Credit Agreement, except the lien securing such guarantees is a second lien.
Lumen's reimbursement obligations under its outstanding letters of credit are secured by guarantees issued by certain of its subsidiaries.
Level 3 Financing's obligations under its unsecured notes are guaranteed on an unsecured basis by the same affiliated entities that guarantee the New Level 3 Credit Agreement and Level 3 Financing's secured notes. The senior unsecured notes issued by Qwest Capital Funding, Inc. are guaranteed by its parent, Qwest Communications International Inc.
Covenants
Lumen
Under its Superpriority Revolving/Term Loan A Credit Agreement, Lumen may not permit:
(i) its maximum total net leverage ratio to exceed 5.75 to 1.00 as of the last day of each fiscal quarter, stepping down to 5.50 to 1.00 with respect to each fiscal quarter ending after December 31, 2024 and further stepping down to 5.25 to 1.00 with respect to each fiscal quarter ending after December 31, 2025; or
(ii) its interest coverage ratio as of the last day of any test period to be less than 2.00 to 1.00.
Lumen’s superpriority credit agreements and superpriority senior secured notes contain various representations and warranties and extensive affirmative and negative covenants. Such covenants include, among other things and subject to certain significant exceptions, restrictions on our ability to declare or pay dividends, repurchase stock, repay certain other indebtedness, create liens, incur additional indebtedness, make investments, engage in transactions with our affiliates, dispose of assets and merge or consolidate with other persons.
Lumen’s senior unsecured notes were issued under four separate indentures. These indentures restrict Lumen’s ability to (i) incur, issue or create liens upon its property and (ii) consolidate with or merge into, or transfer or lease all or substantially all of its assets to, any other party.
Under certain circumstances in connection with a “change of control” of Lumen, Lumen will be required to make an offer to repurchase each series of these senior notes (other than two of its older series of notes) at a price of 101% of the principal amount redeemed, plus accrued and unpaid interest.
Level 3 Financing
The New Level 3 Credit Agreement and Level 3 Financing's first and second lien secured notes contain various representations and extensive affirmative and negative covenants. Such covenants include, among other things and subject to certain significant exceptions, restrictions on their ability to declare or pay dividends, repay certain other indebtedness, create liens, incur additional indebtedness, make investments, dispose of assets and merge or consolidate with other persons. Also, under certain circumstances in connection with a “change of control” of Level 3 Parent, LLC or Level 3 Financing, Level 3 Financing will be required to make an offer to repurchase each series of its outstanding senior notes at a price of 101% of the principal amount redeemed, plus accrued and unpaid interest.
Qwest Companies
The senior notes of Qwest Corporation were issued under indentures dated April 15, 1990 and October 15, 1999. These indentures contain restrictions on the incurrence of liens and the consummation of certain transactions substantially similar to the above-described covenants in the indentures governing Lumen’s senior unsecured notes (but contain no mandatory repurchase provisions). The senior notes of Qwest Capital Funding, Inc. were issued under an indenture dated June 29, 1998 containing terms substantially similar to those set forth in Qwest Corporation's indentures.
Impact of Covenants
The debt covenants applicable to Lumen Technologies, Inc. and its subsidiaries could have a material adverse impact on their ability to operate or expand their respective businesses, to pursue strategic transactions, or to otherwise pursue their plans and strategies. The covenants of the Level 3 companies may significantly restrict the ability of Lumen Technologies, Inc. to receive cash from the Level 3 companies, to distribute cash from the Level 3 companies to other of Lumen’s affiliated entities, or to enter into other transactions among Lumen’s wholly-owned entities.

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Appendix B
Certain of the debt instruments of Lumen Technologies, Inc. and its subsidiaries contain cross payment default or cross acceleration provisions. When present, these provisions could have a wider impact on liquidity than might otherwise arise from a default or acceleration of a single debt instrument.
The ability of Lumen Technologies, Inc. and its subsidiaries to comply with the financial covenants in their respective debt instruments could be adversely impacted by a wide variety of events, including unforeseen contingencies, many of which are beyond their control.
Compliance
As of December 31, 2024, Lumen Technologies believes it and its subsidiaries were in compliance with the provisions and financial covenants in their respective material debt agreements in all material respects.
Guarantees
Lumen does not guarantee the debt of any unaffiliated parties, but, as noted above, as of December 31, 2024 certain of its key subsidiaries guaranteed (i) its debt outstanding under its superpriority credit agreements, its superpriority senior secured notes and its $225 million letter of credit facility and (ii) the outstanding term loans or senior secured notes issued by certain other subsidiaries. As further noted above, several of the subsidiaries guaranteeing these obligations have pledged substantially all of their assets to secure certain of their respective guarantees.
Subsequent Events
As of February 15, 2025, (i) Lumen Technologies redeemed approximately $132 million aggregate principal amount of its unsecured senior notes and (ii) Level 3 Financing redeemed approximately $70 million aggregate principal amount of its unsecured senior notes, both in exchange for cash.
Note 8—Accounts Receivable
The following table presents details of our accounts receivable balances:

	As of December 31,
	2024	2023
	(Dollars in millions)
Trade and purchased receivables	$1,181	1,181
Earned and unbilled receivables	63	165
Other	46	39
Total accounts receivable	1,290	1,385
Less: allowance for credit losses	(59)	(67)
Accounts receivable, less allowance	$1,231	1,318
We are exposed to concentrations of credit risk from our customers. We generally do not require collateral to secure our receivable balances. We have agreements with other communications service providers whereby we agree to bill and collect on their behalf for services rendered by those providers to our customers within our local service area. We purchase accounts receivable from other communications service providers primarily on a recourse basis and include these amounts in our accounts receivable balance. We have not experienced any significant loss associated with these purchased receivables.

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Appendix B
Note 9—Property, Plant and Equipment
Net property, plant and equipment is composed of the following:

	Depreciable Lives	As of December 31,
		2024	2023
		(Dollars in millions)
Land	N/A	$630	646
Fiber, conduit and other outside plant(1)	15-45 years	17,348	15,217
Central office and other network electronics(2)	3-10 years	16,616	15,741
Support assets(3)	3-30 years	6,804	6,714
Construction in progress(4)	N/A	2,144	2,758
Gross property, plant and equipment		43,542	41,076
Accumulated depreciation		(23,121)	(21,318)
Net property, plant and equipment		$20,421	19,758
(1)Fiber, conduit and other outside plant consists of fiber and metallic cable, conduit, poles and other supporting structures.
(2)Central office and other network electronics consists of circuit and packet switches, routers, transmission electronics and electronics providing service to customers.
(3)Support assets consist of buildings, data centers, computers and other administrative and support equipment.
(4)Construction in progress includes inventory held for construction and property of the aforementioned categories that has not been placed in service as it is still under construction.
During 2024, we initiated marketing of our Broomfield, Colorado office buildings to locate a buyer and have classified those buildings as held for sale, resulting in an impairment loss of $80 million. During the second quarter of 2023, we donated our Monroe, Louisiana campus and leased back a portion thereof. This donation resulted in a $101 million loss recognized for the year ended December 31, 2023.
We recorded depreciation expense of $1.9 billion, $1.9 billion and $2.1 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
Asset Retirement Obligations
As of December 31, 2024 and 2023, our asset retirement obligations balance was primarily related to estimated future costs of removing equipment from leased properties and estimated future costs of properly disposing of asbestos and other hazardous materials upon remodeling or demolishing buildings. Asset retirement obligations are included in other long-term liabilities on our consolidated balance sheets.
Our fair value estimates were determined using the discounted cash flow method.
The following table provides asset retirement obligation activity:

	Years Ended December 31,
	2024	2023
	(Dollars in millions)
Balance at beginning of period	$157	156
Accretion expense	12	6
Liabilities settled	(12)	(9)
Change in estimate	—	4
Balance at end of period	$157	157
The changes in estimate referred to in the table above were offset against gross property, plant and equipment.
Note 10—Severance
Periodically, we reduce our workforce and accrue liabilities for the related severance costs. These workforce reductions result primarily from the progression or completion of our post-acquisition integration plans, increased competitive pressures, cost reduction initiatives, process improvements through automation and reduced workloads due to reduced demand for certain services.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
During the fourth quarter of 2023 we reduced our global workforce by approximately 4% as part of our ongoing efforts to reorganize Lumen for growth by right-sizing our operations to improve our profitability. As a result of this plan, we incurred severance and related costs of approximately $53 million.
During April 2024, we further reduced our workforce by approximately 6% as a part of our efforts to change our workforce composition to reflect our ongoing transformation and cost reduction opportunities that align with our shapeshifting and focus on our strategic priorities. As a result of this plan, we incurred severance and related costs of approximately $103 million during the second quarter of 2024. We have not incurred, and do not expect to incur, any material impairment or exit costs related to either of these plans.
We report severance liabilities within accrued expenses and other liabilities - salaries and benefits in our consolidated balance sheets and report severance expenses in selling, general and administrative expenses in our consolidated statements of operations. As described in Note 17—Segment Information, we do not allocate these severance expenses to our segments.
Changes in our accrued liabilities for severance expenses were as follows:

	Years Ended December 31,
	2024	2023
	(Dollars in millions)
Balance at beginning of period	$18	11
Accrued to expense	130	74
Payments, net	(136)	(67)
Balance at end of period	$12	18
Note 11—Employee Benefits
Pension, Post-Retirement and Other Post-Employment Benefits
We sponsor various defined benefit pension plans (qualified and non-qualified) which, in the aggregate, cover a substantial portion of our employees. Pension benefits for participants of the Lumen Combined Pension Plan ("Combined Pension Plan") and, through the October 3, 2022 sale of the ILEC business, the Lumen Pension Plan, who are represented by a collective bargaining agreement are based on negotiated schedules. All other participants' pension benefits are based on each individual participant's years of service and compensation. We also maintain non-qualified pension plans for certain current and former highly compensated employees. We maintain post-retirement benefit plans that provide health care and life insurance benefits for certain eligible retirees. We also provide other post-employment benefits for certain eligible former employees. We use a December 31 measurement date for all our plans.
As of January 1, 2022, we spun off the Lumen Pension Plan from the Lumen Combined Pension Plan in anticipation of the sale of the ILEC business, as described further in Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses. At the time of the spin-off, the Lumen Pension Plan covered approximately 2,500 active plan participants along with 19,000 other participants. At the time of the spin-off, the Lumen Pension Plan had a pension benefit obligation of $2.5 billion and assets of $2.2 billion. In addition, the December 31, 2021 actuarial (loss) gain and prior service cost included in accumulated other comprehensive loss was allocated between the Lumen Pension Plan and the Lumen Combined Pension Plan. Following a revaluation of the pension obligation and pension assets for the Lumen Pension Plan, in preparation for the closing of the sale of the ILEC business, we contributed approximately $319 million of Lumen's cash to the Lumen Pension Plan trust to fully fund the pension plan in September 2022. The amounts allocated to the Lumen Pension Plan were subject to adjustment up to the closing of the sale of the ILEC business on October 3, 2022, at which time the plan was transferred along with the rest of the assets and liabilities of the ILEC business. We recognized pension costs related to both plans through the sale of the ILEC business, at which time balances related to the Lumen Pension Plan were reflected in the calculation of our gain on the sale of the business.
Pension Benefits
United States funding laws require a company with a pension shortfall to fund the annual cost of benefits earned in addition to a seven-year amortization of the shortfall. Our funding policy for our Combined Pension Plan is to make contributions with the objective of accumulating ample assets to pay all qualified pension benefits when due under the terms of the plan. The accounting unfunded status of the Combined Pension Plan was $615 million and $736 million as of December 31, 2024 and 2023, respectively.

B-66

Appendix B
We made a voluntary contribution of $170 million to the trust for the Combined Pension Plan in 2024. We made no voluntary cash contributions to the Combined Pension Plan in 2023. As discussed above, we contributed approximately $319 million of cash to the Lumen Pension Plan trust to fully fund the pension plan in September 2022 in preparation for the closing of the sale of the ILEC business. We paid $4 million and $5 million of benefits directly to participants of our non-qualified pension plans in 2024 and 2023, respectively.
Benefits paid by the Combined Pension Plan are paid through a trust that holds all of the Plan's assets. The amount of required contributions to the Combined Pension Plan in 2025 and beyond will depend on a variety of factors, most of which are beyond our control, including earnings on plan investments, prevailing interest rates, demographic experience, changes in plan benefits and changes in funding laws and regulations. Based on current laws and circumstances, we do not believe we are required to make any contributions to the Combined Pension Plan in 2025 and we do not expect to make voluntary contributions to the trust for the Combined Pension Plan in 2025. We estimate that in 2025 we will pay approximately $4 million of benefits directly to participants of our non-qualified pension plans.
We recognize in our consolidated balance sheets the funded status of the legacy Level 3 Parent, LLC qualified defined benefit post-retirement plan. This plan was fully funded as of December 31, 2024 and 2023. Additionally, as previously mentioned, we sponsor unfunded non-qualified pension plans for certain current and former highly-compensated employees. The net unfunded status of our non-qualified pension plans was $30 million and $33 million for the years ended December 31, 2024 and 2023, respectively. Due to the insignificant impact of these pension plans on our consolidated financial statements, we have predominantly excluded them from the remaining employee benefit disclosures in this Note, unless otherwise specifically stated.
Post-Retirement Benefits
Our post-retirement benefit plans provide post-retirement benefits to qualified retirees and allow certain participants to receive benefits at no or reduced cost and other participants to receive benefits on a shared cost basis. The post-retirement benefits not paid by the trusts are funded by us and we expect to continue funding these post-retirement obligations as benefits are paid. The accounting unfunded status of our qualified post-retirement benefit plan was $1.7 billion and $1.9 billion as of December 31, 2024 and 2023, respectively.
Assets in the post-retirement trusts were substantially depleted as of December 31, 2016; as of December 31, 2019 the Company ceased to pay certain post-retirement benefits through the trusts. No contributions were made to the post-retirement trusts in 2024, nor 2023. Benefits are paid directly by us with available cash. In 2024, we paid $185 million of post-retirement benefits, net of participant contributions and direct subsidies. In 2025, we currently expect to pay directly $186 million of post-retirement benefits, net of participant contributions and direct subsidies.
We anticipate our expected health care cost trend to range from 6.20% to 7.90% in 2025 and grading to 4.50% by 2031. Our post-retirement benefit cost, for certain eligible legacy Qwest retirees and certain eligible legacy CenturyLink retirees, is capped at a set dollar amount. Therefore, those health care benefit obligations are not subject to increasing health care trends after the effective date of the caps.
Expected Cash Flows
The Combined Pension Plan payments, post-retirement health care benefit payments and premiums, and life insurance premium payments are either distributed from plan assets or paid by us. The estimated benefit payments provided below are based on actuarial assumptions using the demographics of the employee and retiree populations and have been reduced by estimated participant contributions.

	Combined Pension Plan	Post-Retirement Benefit Plans	Medicare Part D Subsidy Receipts
	(Dollars in millions)
Estimated future benefit payments:
2025	$569	188	(2)
2026	490	184	(2)
2027	473	180	(2)
2028	450	173	(2)
2029	433	166	(1)
2030 - 2034	1,899	720	(5)

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Net Periodic Benefit Expense
We utilize a full yield curve approach in connection with estimating the service and interest components of net periodic benefit expense by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flow.
The actuarial assumptions used to compute the net periodic benefit expense for our Combined Pension Plan and post-retirement benefit plans are based upon information available as of the beginning of the year, as presented in the following table.

	Combined Pension Plan			Post-Retirement Benefit Plans
	2024	2023	2022	2024	2023	2022
Actuarial assumptions at beginning of year:
Discount rate	5.16% - 5.35%	5.45% - 5.69%	2.29% - 3.12%	5.17% - 5.42%	5.43% - 5.75%	2.19% - 5.78%
Rate of compensation increase	3.25%	3.25%	3.25%	N/A	N/A	N/A
Expected long-term rate of return on plan assets(1)	6.50%	6.50%	5.50%	3.00%	3.00%	4.00%
Initial health care cost trend rate	N/A	N/A	N/A	7.50% / 5.40%	7.20% / 5.00%	5.00% / 5.75%
Ultimate health care cost trend rate	N/A	N/A	N/A	4.50%	4.50%	4.50%
Year ultimate trend rate is reached	N/A	N/A	N/A	2031	2030	2025
N/A - Not applicable
(1)Rates are presented net of projected fees and administrative costs.
Prior to the sale of the ILEC business on October 3, 2022, we realized pension costs related to the Lumen Pension Plan. Net periodic benefit expense for our Combined Pension Plan and the Lumen Pension Plan (through October 3, 2022, together the "Pension Plans") includes the following components:

	Pension Plans Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Service cost	$24	25	44
Interest cost	251	270	194
Expected return on plan assets	(272)	(287)	(385)
Realized to gain on sale of businesses	—	—	546
Special termination benefits charge	—	2	—
Recognition of prior service credit	(7)	(7)	(10)
Recognition of actuarial loss	108	104	122
Net periodic pension expense	$104	107	511
Net periodic benefit expense for our post-retirement benefit plans includes the following components:

	Post-Retirement Plans Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Service cost	$4	5	10
Interest cost	94	103	72
Realized to gain on sale of businesses	—	—	(32)
Recognition of prior service cost	(8)	(8)	8
Recognition of actuarial loss	(17)	(20)	(4)
Special termination benefits	2	—	—
Net periodic post-retirement benefit expense	$75	80	54

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Appendix B
Service costs for our Combined Pension Plan and post-retirement benefit plans are included in the cost of services and products and selling, general and administrative line items on our consolidated statements of operations and all other costs listed above, except for amounts realized as part of the net gain on sale of businesses, are included in other income (expense), net on our consolidated statements of operations for the years ended December 31, 2024, 2023 and 2022. Additionally, a portion of the service cost is also allocated to certain assets under construction, which are capitalized and reflected as part of property, plant and equipment in our consolidated balance sheets. As a result of ongoing efforts to reduce our workforce, we recognized a one-time charge in our net periodic post-retirement benefit expense in 2024 of $2 million and in our net periodic pension expense in 2023 of $2 million, both for special termination benefit enhancements paid to certain eligible employees upon voluntary retirement.
Our pension plan contains provisions that allow us, from time to time, to offer lump sum payment options to certain former employees in settlement of their future retirement benefits. We record an accounting settlement charge, consisting of the recognition of certain deferred costs of the pension plan associated with these lump sum payments only if, in the aggregate, they exceed or are probable to exceed the sum of the annual service and interest costs for the plan’s net periodic pension benefit cost, which represents the settlement accounting threshold. As of December 31, 2024, the settlement threshold was not reached. In the event of workforce reductions in the future, the annual lump sum payments may trigger settlement accounting.
Benefit Obligations
The actuarial assumptions used to compute the funded status for the plans are based upon information available as of December 31, 2024 and 2023 and are as follows:

	Combined Pension Plan As of December 31,		Post-Retirement Benefit Plans As of December 31,
	2024	2023	2024	2023
Actuarial assumptions at end of year:
Discount rate	5.62%	5.21%	5.60%	5.20%
Rate of compensation increase	3.25%	3.25%	N/A	N/A
Initial health care cost trend rate	N/A	N/A	7.90% / 6.20%	7.50% / 5.40%
Ultimate health care cost trend rate	N/A	N/A	4.50%	4.50%
Year ultimate trend rate is reached	N/A	N/A	2031	2031
N/A - Not applicable
The Society of Actuaries did not release any revised mortality tables or projection scales in 2024, 2023, or 2022.
The short-term and long-term interest crediting rates during 2024 for cash balance components of the Combined Pension Plan were 4.3% and 3.5%, respectively.
The following tables summarize the change in the benefit obligations for the Combined Pension Plan and post-retirement benefit plans:

	Combined Pension Plan Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$5,212	5,295	9,678
Plan spin-off	—	—	(2,552)
Service cost	24	25	37
Interest cost	251	270	154
Special termination benefits charge	—	2	—
Actuarial (gain) loss	(119)	114	(1,432)
Benefits paid from plan assets	(552)	(494)	(590)
Benefit obligation at end of year	$4,816	5,212	5,295

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B

	Post-Retirement Benefit Plans Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$1,919	1,995	2,781
Benefit obligation transferred to purchaser upon sale of business	—	—	(26)
Service cost	4	5	10
Interest cost	94	103	72
Participant contributions	27	32	37
Direct subsidy receipts	2	2	2
Plan amendments	—	—	(41)
Actuarial (gain) loss	(84)	14	(591)
Benefits paid by company	(214)	(228)	(249)
Benefits paid from plan assets	—	(4)	—
Special termination benefits charge	2	—	—
Benefit obligation at end of year	$1,750	1,919	1,995
Plan Assets
We maintain plan assets for our Combined Pension Plan and certain post-retirement benefit plans. As previously noted, assets in the post-retirement benefit plan trusts were substantially depleted as of December 31, 2016. The fair value of post-retirement benefit plan assets was $1 million, $1 million and $5 million at December 31, 2024, 2023 and 2022, respectively. Due to the insignificance of these assets on our consolidated financial statements, we have predominantly excluded them from the disclosures of plan assets in this Note, unless otherwise indicated.
The following table summarizes the change in the fair value of plan assets for the Combined Pension Plan:

	Combined Pension Plan Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Change in plan assets
Fair value of plan assets at beginning of year	$4,476	4,715	8,531
Plan spin-off	—	—	(2,239)
Return on plan assets	107	255	(987)
Benefits paid from plan assets	(552)	(494)	(590)
Contributions	170	—	—
Fair value of plan assets at end of year	$4,201	4,476	4,715
The expected rate of return on plan assets is the long-term rate of return we expect to earn on the plan's assets, net of administrative expenses paid from plan assets. It is determined annually based on the strategic asset allocation and the long-term risk and return forecast for each asset class.
Our investment objective for the Combined Pension Plan assets is to achieve an attractive risk-adjusted return over time that will provide for the payment of benefits while minimizing the risk of large losses in funded status. We employ a liability-aware investment strategy designed to reduce the volatility of pension assets relative to pension liabilities. This strategy is evaluated frequently and is expected to evolve over time with changes in the funded status and other factors. Approximately 40% of plan assets is targeted to long-duration investment grade bonds and interest rate sensitive derivatives and 60% is targeted to diversified equity, fixed income and private market investments that are expected to outperform the liability with moderate funded status risk. At the beginning of 2025, our expected annual long-term rate of return on pension assets before consideration of administrative expenses is assumed to be 7.0%. Administrative expenses, including projected PBGC (Pension Benefit Guaranty Corporation) premiums, reduce the annual long-term expected return, net of administrative expenses, to 6.5%.

B-70

Appendix B
Permitted investments: Plan assets are managed consistent with the restrictions set forth by ERISA (the Employee Retirement Income Security Act of 1974, as amended).
Fair Value Measurements: Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable parties who are willing and able to transact for an asset or liability at the measurement date. We use valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs when determining fair value and then we rank the estimated values based on the reliability of the inputs used following the fair value hierarchy set forth by the FASB. For additional information on the fair value hierarchy, see Note 14—Fair Value of Financial Instruments.
At December 31, 2024, we used the following valuation techniques to measure fair value for assets. There were no changes to these methodologies during 2024:
•Level 1—Assets were valued using the closing price reported in the active market in which the individual security was traded. U.S. Treasury securities are valued at the bid price reported in an active market in which the security is traded. Variation margin due from/(to) brokers is valued at the expected next day cash settlement amount.
•Level 2—Assets were valued using quoted prices in markets that are not active, broker dealer quotations, and other methods by which all significant inputs were observable at the measurement date. Fixed income securities primarily utilize observable market information and are based on a spread to U.S. Treasury securities and consider yields available on comparable securities of issuers with similar credit ratings, the new issue market for similar securities, secondary trading markets and dealer quotes. Option adjusted spread models are utilized to evaluate fixed income securities that have early redemption features. Derivative securities traded over the counter are valued based on gains or losses due to fluctuations in indices, interest rates, foreign currency exchange rates, security prices or other underlying factors. Repurchase agreements are valued based on expected settlement per the contract terms.
•Level 3—Assets were valued using unobservable inputs in which little or no market data exists as reported by the respective institutions at the measurement date. Valuation methods may consider a range of factors, including estimates based on the assumptions of the investment entity.
The Combined Pension Plan's assets are invested in various asset categories utilizing multiple strategies and investment managers. Interests in commingled funds are fair valued using a practical expedient to the net asset value ("NAV") per unit (or its equivalent) of each fund. The NAV reported by the fund manager is based on the market value of the underlying investments owned by each fund, minus its liabilities, divided by the number of shares outstanding. Commingled funds can be redeemed at NAV, with a frequency that includes daily, monthly, quarterly, semi-annually and annually. These commingled funds include redemption notice periods between same day and 180 days. Investments in private funds, primarily limited partnerships, represent long-term commitments with a fixed maturity date and are also valued at NAV. The plan has unfunded commitments related to certain private fund investments, which in aggregate are not material to the plan. Valuation inputs for these private fund interests are generally based on assumptions and other information not observable in the market. Underlying investments held in funds are aggregated and are classified based on the fund mandate. Investments held in separate accounts are individually classified.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
The table below presents the fair value of plan assets by category and the input levels used to determine those fair values at December 31, 2024. It is important to note that the asset allocations do not include market exposures that are gained with derivatives. Investments include dividend and interest receivables, pending trades and accrued expenses.

	Fair Value of Combined Pension Plan Assets As of December 31, 2024
	Level 1	Level 2	Level 3	Total
	(Dollars in millions)
Assets
Investment grade bonds(a)	$372	1,391	—	1,763
High yield bonds(b)	—	26	4	30
Emerging market bonds(c)	70	34	—	104
U.S. stocks(d)	260	2	1	263
Non-U.S. stocks(e)	14	—	1	15
Cash equivalents and short-term investments(o)	6	2	—	8
Total investments, excluding investments valued at NAV	$722	1,455	6	2,183
Other receivables				27
Investments valued at NAV				2,359
Liabilities
Repurchase agreements & other obligations(n)	$—	(361)	—	(361)
Derivatives(m)	(1)	(6)	—	(7)
Total pension plan assets				$4,201
The table below presents the fair value of plan assets by category and the input levels used to determine those fair values at December 31, 2023. It is important to note that the asset allocations do not include market exposures that are gained with derivatives. Investments include dividend and interest receivable, pending trades and accrued expenses.

	Fair Value of Combined Pension Plan Assets As of December 31, 2023
	Level 1	Level 2	Level 3	Total
	(Dollars in millions)
Assets
Investment grade bonds(a)	$390	1,838	—	2,228
High yield bonds(b)	—	32	4	36
Emerging market bonds(c)	57	57	—	114
U.S. stocks(d)	247	—	1	248
Non-U.S. stocks(e)	6	—	—	6
Multi-asset strategies(l)	28	—	—	28
Total investments, excluding investments valued at NAV	$728	1,927	5	2,660
Investments valued at NAV				2,192
Liabilities
Repurchase agreements(n)	$—	(375)	—	(375)
Derivatives(m)	(1)	—	—	(1)
Total pension plan assets				$4,476

B-72

Appendix B
The table below presents the fair value of plan assets valued at NAV by category for our Combined Pension Plan at December 31, 2024 and 2023.

	Fair Value of Plan Assets Valued at NAV
	Combined Pension Plan As of December 31,
	2024	2023
	(Dollars in millions)
Investment grade bonds(a)	$72	105
High yield bonds(b)	340	110
Emerging market bonds(c)	69	—
U.S. stocks(d)	6	51
Non-U.S. stocks(e)	529	412
Emerging market stocks(f)	4	10
Private equity(g)	253	272
Private debt(h)	398	421
Market neutral hedge funds(i)	85	77
Directional hedge funds(j)	108	124
Real estate(k)	218	265
Multi-asset strategies(l)	—	27
Cash equivalents and short-term investments(o)	277	318
Total investments valued at NAV	$2,359	2,192
Below is an overview of the asset categories and the underlying strategies used in the preceding tables:
(a)Investment grade bonds represent investments in U.S. Treasury securities, agencies, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
(b)High yield bonds represent investments in below investment grade fixed income securities.
(c)Emerging market bonds represent investments issued by governments and other entities located in emerging countries.
(d)U.S. stocks represent investments in stocks of U.S. based companies.
(e)Non-U.S. stocks represent investments in companies based in developed countries outside the U.S.
(f)Emerging market stocks represent investments in stocks of companies located in emerging markets.
(g)Private equity represents non-public investments in domestic and foreign buyout and venture capital funds. Private equity funds are primarily structured as limited partnerships and are valued according to the valuation policy of each partnership, subject to prevailing accounting and other regulatory guidelines.
(h)Private debt represents non-public investments in performing and distressed credits.
(i)Market neutral hedge funds hold investments in a diversified mix of instruments that are intended in combination to exhibit low correlations to market fluctuations. These investments are typically combined with futures to achieve uncorrelated excess returns over various markets.
(j)Directional hedge funds represent investments that may exhibit somewhat higher correlations to market fluctuations than the market neutral hedge funds.
(k)Real estate represents investments in a diversified portfolio of real estate properties.
(l)Multi-asset strategies represent broadly diversified strategies that have the flexibility to tactically adjust exposures to different asset classes through time.
(m)Derivatives include exchange traded futures contracts as well as privately negotiated over the counter contracts. The market values represent gains or losses that occur due to differences between stated contract terms and fluctuations in underlying market instruments.
(n)Repurchase agreements and other obligations includes contracts where the security owner sells a security with the agreement to buy it back at a future date and price. Other obligations include obligations to repay cash collateral held by a plan, net liability for investment purchases pending settlement, and accrued plan expenses.
(o)Cash equivalents and short-term investments represent investments that are used in conjunction with derivatives positions or are used to provide liquidity for the payment of benefits or other purposes.

B-73
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Derivative instruments: Derivative instruments are used to reduce risk as well as provide return. The gross notional exposure of the derivative instruments directly held by the Combined Pension Plan is shown below. The notional amount of the derivatives corresponds to market exposure but does not represent an actual cash investment.

	Gross Notional Exposure
	Combined Pension Plan Years Ended December 31,
	2024	2023
	(Dollars in millions)
Derivative instruments:
Exchange-traded U.S. equity futures	$212	60
Exchange-traded Treasury and other interest rate futures	795	1,136
Exchange-traded Foreign currency futures	—	1
Interest rate swaps	149	214
Credit default swaps	124	72
Index swaps	701	94
Foreign exchange forwards	47	57
Options	15	32
Concentrations of Risk: Investments, in general, are exposed to various risks, such as significant world events, interest rate, credit, foreign currency and overall market volatility risk. These risks are managed by broadly diversifying assets across numerous asset classes and strategies with differing expected returns, volatilities and correlations. Risk is also broadly diversified across numerous market sectors and individual companies. Financial instruments that potentially subject the plans to concentrations of counterparty risk consist principally of investment contracts with high quality financial institutions. These investment contracts are typically collateralized obligations and/or are actively managed, limiting the amount of counterparty exposure to any one financial institution. Although the investments are well diversified, the value of plan assets could change materially depending upon the overall market volatility, which could affect the funded status of the plan.
The table below presents a rollforward of the Combined Pension Plan assets valued using Level 3 inputs:

	Combined Pension Plan Assets Valued Using Level 3 Inputs
	High Yield Bonds	U.S. Stocks	Non-U.S. Stocks	Total
	(Dollars in millions)
Balance at December 31, 2022	$4	1	—	5
Dispositions	(2)	—	—	(2)
Actual return on plan assets	2	—	—	2
Balance at December 31, 2023	4	1	—	5
Acquisition	—	—	1	1
Actual return on plan assets	—	—	—	—
Balance at December 31, 2024	$4	1	1	6
Certain gains and losses are allocated between assets sold during the year and assets still held at year-end based on transactions and changes in valuations that occurred during the year. These allocations also impact our calculation of net acquisitions and dispositions.
For the year ended December 31, 2024, the investment program produced actual gains on Combined Pension Plan assets of $107 million as compared to expected returns of $272 million, for a difference of $165 million. For the year ended December 31, 2023, the investment program produced actual gains on Combined Pension Plan assets of $255 million as compared to the expected returns of $287 million, for a difference of $32 million. The short-term annual returns on plan assets will almost always be different from the expected long-term returns and the plans could experience net gains or losses, due primarily to the volatility occurring in the financial markets during any given year.

B-74

Appendix B
Unfunded Status
The following table presents the unfunded status of the Combined Pension Plan and post-retirement benefit plans:

	Combined Pension Plan		Post-Retirement Benefit Plans
	Years Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
	(Dollars in millions)
Benefit obligation	$(4,816)	(5,212)	(1,750)	(1,919)
Fair value of plan assets	4,201	4,476	1	1
Unfunded status	(615)	(736)	(1,749)	(1,918)
Current portion of unfunded status	—	—	(186)	(193)
Non-current portion of unfunded status	$(615)	(736)	(1,563)	(1,725)
The current portion of our post-retirement benefit obligations is recorded on our consolidated balance sheets in accrued expenses and other current liabilities-salaries and benefits.
Accumulated Other Comprehensive Loss-Recognition and Deferrals
The following table presents cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2023, items recognized as a component of net periodic benefits expense in 2024, additional items deferred during 2024 and cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2024. The items not recognized as a component of net periodic benefits expense have been recorded on our consolidated balance sheets in accumulated other comprehensive loss:

	As of and for the Years Ended December 31,
	2023	Recognition of Net Periodic Benefits Expense	Deferrals	Net Change in AOCL	2024
	(Dollars in millions)
Accumulated other comprehensive (loss) income
Pension plans:
Net actuarial (loss) gain	$(1,819)	108	(48)	60	(1,759)
Settlement charge	383	—	—	—	383
Prior service benefit (cost)	10	(7)	—	(7)	3
Deferred income tax benefit (expense)	381	(25)	14	(11)	370
Total pension plans	(1,045)	76	(34)	42	(1,003)
Post-retirement benefit plans:
Net actuarial gain (loss)	337	(17)	84	67	404
Prior service benefit (cost)	29	(8)	—	(8)	21
Curtailment loss	4	—	—	—	4
Deferred income tax (expense) benefit	(94)	6	(21)	(15)	(109)
Total post-retirement benefit plans	276	(19)	63	44	320
Total accumulated other comprehensive (loss) income	$(769)	57	29	86	(683)

B-75
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
The following table presents cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2022, items recognized as a component of net periodic benefits expense in 2023, additional items deferred during 2023 and cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2023. The items not recognized as a component of net periodic benefits expense have been recorded on our consolidated balance sheets in accumulated other comprehensive loss:

	As of and for the Years Ended December 31,
	2022	Recognition of Net Periodic Benefits Expense	Deferrals	Net Change in AOCL	2023
	(Dollars in millions)
Accumulated other comprehensive (loss) income
Pension plans:
Net actuarial (loss) gain	$(1,752)	80	(147)	(67)	(1,819)
Settlement charge	383	—	—	—	383
Prior service benefit (cost)	17	(7)	—	(7)	10
Deferred income tax benefit (expense)	367	(23)	37	14	381
Total pension plans	(985)	50	(110)	(60)	(1,045)
Post-retirement benefit plans:
Net actuarial gain (loss)	371	(20)	(14)	(34)	337
Prior service benefit (cost)	37	(8)	—	(8)	29
Curtailment loss	4	—	—	—	4
Deferred income tax (expense) benefit	(104)	7	3	10	(94)
Total post-retirement benefit plans	308	(21)	(11)	(32)	276
Total accumulated other comprehensive (loss) income	$(677)	29	(121)	(92)	(769)
Medicare Prescription Drug, Improvement and Modernization Act of 2003
We sponsor post-retirement health care plans with several benefit options that provide prescription drug benefits that we deem actuarially equivalent to or exceeding Medicare Part D. We recognize the impact of the federal subsidy received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 in the calculation of our post-retirement benefit obligation and net periodic post-retirement benefit expense.
Other Benefit Plans
Health Care and Life Insurance
We provide health care and life insurance benefits to essentially all of our active employees. We are largely self-funded for the cost of the health care plan. Our health care benefit expense for current employees was $281 million, $288 million and $296 million for the years ended December 31, 2024, 2023 and 2022, respectively. Union-represented employee benefits are based on negotiated collective bargaining agreements. Employees contributed $79 million, $89 million, $101 million for the years ended December 31, 2024, 2023 and 2022, respectively. Our group basic life insurance plans are fully insured and the premiums are paid by us.
401(k) Plans
We sponsor a qualified defined contribution plan covering substantially all of our U.S. employees. Under this plan, employees may contribute a percentage of their annual compensation up to certain maximums, as defined by the plan and by the Internal Revenue Service. Currently, we match a percentage of employee contributions in cash. At December 31, 2024 and 2023, the assets of the plan included approximately 8 million and 9 million shares of our common stock, all of which were the result of the combination of previous employer match and participant directed contributions. We recognized expenses related to this plan of $82 million, $87 million and $91 million for the years ended December 31, 2024, 2023 and 2022, respectively.

B-76

Appendix B
Deferred Compensation Plans
We sponsor non-qualified deferred compensation plans for various groups that included certain of our current and former highly compensated employees. The value of liabilities related to these plans was not significant.
Note 12—Stock-based Compensation
We maintain an equity incentive program that allows our Board of Directors (through its Human Resources and Compensation Committee or a senior officer acting under delegated authority) to grant incentives to certain employees and outside directors in one or more forms, including: incentive and non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units and market and other equity-based awards.
Restricted Stock Awards and Restricted Stock Unit Awards
We grant equity based restricted stock and restricted stock units that contain service only conditions for vesting (“Service Awards”), awards that contain both service and market conditions for vesting (“Market Awards”) and awards that contain both service and performance conditions for vesting (“Performance Awards”). The fair value of Service Awards is based upon the closing stock price on the accounting grant date and the awards generally vest over periods ranging from one to four years. The fair value of Market Awards is determined using Monte-Carlo simulations and the awards vest over periods up to three years. The number of shares ultimately earned for Market Awards is typically based upon our total shareholder return as compared to the return of selected peer companies and can range between 0% and 200% of the target number of shares for the award. The fair value of Performance Awards is based upon the closing stock price on the accounting grant date; however, the award value may increase, or decrease based upon the extent to which the performance conditions are satisfied. Performance Awards vest over periods of up to three-years and specify a target number of shares for the award. The recipient ultimately can receive between 0% and 200% of the target number of shares depending upon the extent to which the performance conditions are satisfied. All stock awards granted in 2024 were subject to service vesting conditions only.
The following table summarizes activity involving restricted stock and restricted stock unit awards for the year ended December 31, 2024:

	Number of Shares	Weighted- Average Grant Date Fair Value
	(in thousands)
Non-vested at December 31, 2023	28,052	$6.82
Granted	14,274	1.69
Vested	(8,579)	6.70
Forfeited	(5,587)	12.25
Non-vested at December 31, 2024	28,160	3.18
During 2024, we granted 14.3 million shares of restricted stock and restricted stock unit awards at a weighted-average price of $1.69. During 2023, we granted 14.8 million shares of restricted stock and restricted stock unit awards at a weighted-average price of $1.85. During 2022, we granted 18.8 million shares of restricted stock and restricted stock unit awards at a weighted-average price of $11.47. The total fair value of restricted stock and restricted stock unit awards that vested during 2024, 2023 and 2022, was $27 million, $21 million and $98 million, respectively. We do not estimate forfeitures but recognize them as they occur.

B-77
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Compensation Expense and Tax Benefit
For Service Awards that vest ratably over the service period, we recognize compensation expense on a straight-line basis over the requisite service period for the entire award. For Service Awards that vest at the end of the service period and for Market Awards, we recognize compensation expense over the service period. For our Performance Awards, we recognize compensation expense over the service period and based upon the expected performance outcome, until the final performance outcome is determined. Total compensation expense for all stock-based payment arrangements for the years ended December 31, 2024, 2023 and 2022, was $29 million, $52 million and $98 million, respectively. Our tax benefit recognized in the consolidated statements of operations for our stock-based payment arrangements for the years ended December 31, 2024, 2023 and 2022, was $7 million, $12 million and $25 million, respectively. At December 31, 2024, there was $28 million of total unrecognized compensation expense related to our stock-based payment arrangements, which we expect to recognize over a weighted-average period of 1.4 years.
Note 13—Loss Per Common Share
Basic and diluted loss per common share for the years ended December 31, 2024, 2023 and 2022 were calculated as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions, except per share amounts, shares in thousands)
Loss (numerator)
Net loss	$(55)	(10,298)	(1,548)
Net loss applicable to common stock for computing basic loss per common share	(55)	(10,298)	(1,548)
Net loss as adjusted for purposes of computing diluted loss per common share	$(55)	(10,298)	(1,548)
Shares (denominator):
Weighted-average number of shares:
Outstanding during period	1,014,554	1,006,787	1,028,069
Non-vested restricted stock	(26,874)	(23,706)	(20,552)
Weighted average shares outstanding for computing basic loss per common share	987,680	983,081	1,007,517
Incremental common shares attributable to dilutive securities:
Shares issuable under convertible securities	—	—	—
Shares issuable under incentive compensation plans	—	—	—
Number of shares as adjusted for purposes of computing diluted loss per common share	987,680	983,081	1,007,517
Basic loss per common share	$(0.06)	(10.48)	(1.54)
Diluted loss per common share(1)	$(0.06)	(10.48)	(1.54)
(1)For the years ended December 31, 2024, December 31, 2023, and December 31, 2022, we excluded from the calculation of diluted loss per share 7.3 million shares, 0.3 million shares and 3.8 million shares, respectively, potentially issuable under incentive compensation plans or convertible securities, as their effect, if included, would have been anti-dilutive due to our net loss position.
Our calculation of diluted loss per common share excludes non-vested restricted stock awards that are anti-dilutive based upon the terms of the award and due to the lower stock price resulting in more assumed repurchases and greater antidilution. Such shares were 16.0 million, 22.5 million and 13.8 million for 2024, 2023 and 2022, respectively.

B-78

Appendix B
Note 14—Fair Value of Financial Instruments
Our financial instruments consist of cash, cash equivalents, restricted cash, accounts receivable, accounts payable, long-term debt (excluding finance lease and other obligations), interest rate swap contracts, certain equity investments and certain indemnification obligations. Due primarily to their short-term nature, the carrying amounts of our cash, cash equivalents, restricted cash, accounts receivable and accounts payable approximate their fair values.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable parties who are willing and able to transact for an asset or liability at the measurement date. We use valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs when determining fair value and then we rank the estimated values based on the reliability of the inputs using the below-described fair value hierarchy.
We determined the fair values of our long-term debt, including the current portion, based on quoted market prices where available or, if not available, based on inputs other than quoted market prices in active markets that are either directly or indirectly observable such as discounted future cash flows using current market interest rates.
The three input levels in the hierarchy of fair value measurements are defined by the FASB generally as follows:

Input Level	Description of Input
Level 1	Observable inputs such as quoted market prices in active markets.
Level 2	Inputs other than quoted prices in active markets that are either directly or indirectly observable.
Level 3	Unobservable inputs in which little or no market data exists.
The following table presents the carrying amounts and estimated fair values of our following financial assets and liabilities as of December 31, 2024 and 2023, as well as the input level used to determine the fair values indicated below:

		As of December 31, 2024		As of December 31, 2023
	Input Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
		(Dollars in millions)
Long-term debt, excluding finance lease and other obligations	2	$17,652	17,127	19,703	13,304
Indemnifications related to the sale of the Latin American business(1)	3	87	84	86	86
(1)Non-recurring fair value recorded in connection with the sale of our Latin American business was measured as of August 1, 2022. See Note 2—Divestitures of the Latin American, ILEC and EMEA Businesses for further details.
Note 15—Derivative Financial Instruments
From time to time, we use derivative financial instruments, primarily interest rate swaps, to manage our exposure to fluctuations in interest rates. Our primary objective in managing interest rate risk is to decrease the volatility of our earnings and cash flows affected by changes in the underlying rates. We have floating rate long-term debt (see Note 7—Long-Term Debt and Credit Facilities). These obligations expose us to variability in interest payments due to changes in interest rates. If interest rates increase, our interest expense increases. Conversely, if interest rates decrease, our interest expense also decreases. Through their expiration on June 30, 2022, we designated the interest rate swap agreements described below as cash flow hedges. Under these hedges, we received variable-rate amounts from a counterparty in exchange for us making fixed-rate payments over the lives of the agreements without exchange of the underlying notional amount. The change in the fair value of the interest rate swap agreements was reflected in accumulated other comprehensive loss and was subsequently reclassified into earnings in the period that the hedged transaction affected earnings by virtue of qualifying as effective cash flow hedges. We do not use derivative financial instruments for speculative purposes.
In 2019, we entered into variable-to-fixed interest rate swap agreements to hedge the interest on $4.0 billion notional amount of floating rate debt. All such hedges were expired as of December 31, 2022.

B-79
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Amounts accumulated in accumulated other comprehensive loss related to derivatives were indirectly recognized in earnings as periodic settlement payments were made throughout the term of the swaps.
The amount of realized losses reclassified from accumulated other comprehensive loss to the statement of operations consists of the following (in millions):

Derivatives designated as hedging instruments
Cash flow hedging contracts
Year Ended December 31, 2022	$22
For the year ended December 31, 2022, amounts included in accumulated other comprehensive loss at the beginning of the period were reclassified into earnings upon the settlement of the cash flow hedging contracts on March 31, 2022 and June 30, 2022. During the year ended December 31, 2022, $19 million of net losses on the interest rate swaps have been reflected in our consolidated statements of operations upon settlement of the agreements in the first half of 2022.
Note 16—Income Taxes
The components of the income tax (benefit) expense are as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Income tax (benefit) expense:
Federal
Current	$87	7	838
Deferred	(251)	(2)	(332)
State
Current	(29)	(6)	283
Deferred	15	55	(191)
Foreign
Current	2	—	32
Deferred	1	7	(73)
Total income tax (benefit) expense	$(175)	61	557
Income tax (benefit) expense was allocated as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Income tax (benefit) expense in the consolidated statements of operations:
Attributable to income	$(175)	61	557
Stockholders' equity:
Tax effect of the change in accumulated other comprehensive loss	$26	(21)	297

B-80

Appendix B
The following is a reconciliation from the statutory federal income tax rate to our effective income tax rate:

	Years Ended December 31,
	2024	2023	2022
	(Percentage of pre-tax loss)
Statutory federal income tax rate	21.0%	21.0%	21.0%
State income taxes, net of federal income tax benefit	4.1%	(0.2%)	(8.8%)
Goodwill impairment	—%	(21.9%)	(68.9%)
Change in liability for unrecognized tax position	(16.8%)	(0.1%)	(0.2%)
Legislative changes to Global Intangible Low-Taxes Income ("GILTI")	(1.2%)	—%	—%
Nondeductible executive stock compensation	(4.9%)	—%	(0.1%)
Change in valuation allowance	2.3%	1.3%	0.9%
Net foreign income taxes	(2.3%)	—%	3.0%
Research and development credits	6.5%	0.1%	1.1%
Divestitures of businesses(1)	—%	(0.4%)	(4.0%)
Indemnification refunds	11.2%	—%	—%
Cancellation of debt income	59.3%	—%	—%
Other, net	(3.1%)	(0.4%)	(0.2%)
Effective income tax rate	76.1%	(0.6%)	(56.2%)
(1)Includes GILTI incurred as a result of the sale of our Latin American business.
The effective tax rate for the year ended December 31, 2024 includes a $135 million favorable impact from the exclusion of cancellation of debt income ("CODI") under Section 108 of the Internal Revenue Code. The effective tax rate for the year ended December 31, 2023 includes a $2.2 billion unfavorable impact of a non-deductible goodwill impairment and a $137 million favorable impact as a result of utilizing available capital losses generated by the sale of our Latin American business in 2022. The effective tax rate for the year ended December 31, 2022 includes a $682 million unfavorable impact of non-deductible goodwill impairments and $128 million unfavorable impact related to incurring tax on GILTI as a result of the sale of our Latin American business.
The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities were as follows:

	As of December 31,
	2024	2023
	(Dollars in millions)
Deferred tax assets
Post-retirement and pension benefit costs	$583	659
Net operating loss carryforwards	649	794
Other employee benefits	22	23
Other	744	511
Gross deferred tax assets	1,998	1,987
Less valuation allowance	(343)	(399)
Net deferred tax assets	1,655	1,588
Deferred tax liabilities
Property, plant and equipment, primarily due to depreciation differences	(3,447)	(3,332)
Goodwill and other intangible assets	(1,002)	(1,271)
Gross deferred tax liabilities	(4,449)	(4,603)
Net deferred tax liability	$(2,794)	(3,015)
Of the $2.8 billion and $3.0 billion net deferred tax liability at December 31, 2024 and 2023, respectively, $2.9 billion and $3.1 billion is reflected as a long-term liability and $96 million and $112 million is reflected as a net noncurrent deferred tax asset, in other, net on our consolidated balance sheets at December 31, 2024 and 2023, respectively.
Income taxes receivable as of December 31, 2024 and 2023, were $483 million and $273 million, respectively.

B-81
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
For U.S. tax purposes, the Company is required to recognize CODI on the difference between the adjusted issue price of the debt exchanged and the fair market value of the new debt issued. As a result of the 2023 Exchange Offers, the Company realized approximately $663 million of CODI for U.S. tax purposes. See Note 7—Long-Term Debt and Credit Facilities to our consolidated financial statements in Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for discussion of the 2023 Exchange Offers. The Internal Revenue Code provides that a debtor may exclude CODI from taxable income to the extent certain exceptions apply but must reduce certain of its tax attributes by the amount of the excluded CODI. For the year ended December 31, 2023, the Company excluded approximately $663 million of CODI from taxable income under Section 108 of the Code and, accordingly, the Company’s tax attributes have been reduced by a corresponding amount.
At December 31, 2024, we had federal NOLs of approximately $570 million, net of expirations from Section 382 limitations and uncertain tax positions, for U.S. federal income tax purposes. We expect to use substantially all of these NOLs to reduce our future federal tax liabilities, although the timing of that use will depend upon our future earnings and future tax circumstances. Our ability to use these NOLs is subject to annual limits imposed by Section 382. If unused, the NOLs will expire between 2027 and 2031.
At December 31, 2024, we had state NOLs of $12 billion (net of uncertain tax positions). Our ability to use these NOLs is subject to annual limits imposed by Section 382.
We establish valuation allowances when necessary to reduce the deferred tax assets to amounts we expect to realize. As of December 31, 2024, we established a valuation allowance of $343 million as it is more likely than not that this amount of NOLs will not be utilized prior to expiration. Our valuation allowance at December 31, 2024 and 2023 is primarily related to NOLs. This valuation allowance decreased by $56 million during 2024, primarily due to changes in our state NOL carryforwards.
A reconciliation of the change in our gross unrecognized tax benefits (excluding both interest and any related federal benefit) for the years ended December 31, 2024 and 2023 is as follows:

	2024	2023
	(Dollars in millions)
Unrecognized tax benefits at beginning of year	$1,424	1,318
Decrease in tax positions of prior periods netted against deferred tax assets	(4)	(411)
Decrease in tax positions taken in the current year	(64)	(73)
Increase in tax positions taken in the prior year	65	752
Decrease due to payments/settlements	—	(1)
Decrease from the lapse of statute of limitations	(158)	(52)
Decrease related to divestitures of businesses	—	(109)
Unrecognized tax benefits at end of year	$1,263	1,424
As of December 31, 2024, the total amount of unrecognized tax benefits that, if recognized, would impact the effective income tax rate was $404 million. The unrecognized tax benefits also include tax positions that, if recognized, would result in adjustments to other tax accounts, primarily deferred taxes, which would not impact the effective tax rate but could impact cash tax amounts payable to taxing authorities.
Our policy is to reflect interest expense associated with unrecognized tax benefits in income tax (benefit) expense. We had accrued interest (presented before related tax benefits) of approximately $217 million and $100 million at December 31, 2024 and 2023, respectively.
We, or at least one of our subsidiaries, file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. The Internal Revenue Service and state and local taxing authorities reserve the right to audit any period where NOLs are available.
Based on our current assessment of various factors, including (i) the potential outcomes of these ongoing examinations, (ii) the expiration of statute of limitations for specific jurisdictions, (iii) the negotiated settlement of certain disputed issues, and (iv) the administrative practices of applicable taxing jurisdictions, it is reasonably possible that the related unrecognized tax benefits for uncertain tax positions previously taken may decrease by up to $395 million within the next 12 months. The actual amount of such decrease, if any, will depend on several future developments and events, many of which are outside our control.

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Appendix B
In August 2022, the Inflation Reduction Act was signed into law and which, among other things, implemented a corporate alternative minimum tax (“CAMT”) on adjusted financial statement income effective for tax periods occurring after December 31, 2022. The CAMT had no material impact on our financial results as of December 31, 2024. In addition, in 2021, the Organization for Economic Co-operation and Development (“OECD”) issued Pillar Two model rules introducing a new global minimum corporate tax of 15% and the OECD and the majority of its participating countries continue to work toward the enactment of such tax. While the U.S. has not adopted Pillar Two legislation, various other governments around the world have enacted such legislation that is effective for tax periods after December 31, 2023. These global minimum tax rules have increased our administrative and compliance burdens, but the impact to our financial statements for the year ended December 31, 2024 was immaterial. We anticipate further legislative activity and administrative guidance throughout 2025 and continue to monitor evolving global tax legislation.
Note 17—Segment Information
Our business is managed based on customer-facing sales channels to align with how we support our customers. Our chief operating decision maker ("CODM"), who is the CEO of the Company, makes decisions and assesses the performance of the Company reviewing two segments: Business and Mass Markets. Our reportable segments have not been aggregated.
Under our Business segment we provide products and services to meet the needs of our enterprise and wholesale customers under five distinct sales channels: Large Enterprise, Mid-Market Enterprise, Public Sector, Wholesale and International and Other. For Business segment revenue, we report the following product categories: Grow, Nurture, Harvest and Other, in each case through the sales channels outlined above. The Business segment included the results of our Latin American, ILEC and EMEA businesses prior to their sales on August 1, 2022, October 3, 2022 and November 1, 2023, respectively.
Under our Mass Markets Segment, we provide products and services to residential and small business customers. We report the following product categories: Fiber Broadband, Other Broadband and Voice and Other. The Mass Markets segment included the results of our ILEC business prior to its sale on October 3, 2022.
See detailed descriptions of these product and service categories in Note 4—Revenue Recognition.
As described in more detail below, our segments are managed based on the direct costs of providing services to their customers and directly associated headcount and non-headcount operating expenses. Shared costs are managed separately and included in "other unallocated expense" in the table included below "—Revenue and Expenses." As referenced above, we reclassified certain prior period amounts to conform to the current period presentation. See Note 1—Background and Summary of Significant Accounting Policies for additional detail on these changes. The CODM uses adjusted EBITDA as the key indicator in assessing performance and allocating resources for both the Business segment and Mass Markets segment.
The following tables summarize our segment results for 2024, 2023 and 2022 based on the segment categorization we were operating under at December 31, 2024.

	Year Ended December 31, 2024
	Business	Mass Markets
	(Dollars in millions)
Segment revenue	$10,363	2,745
Segment expense
Cost of services and products	3,063	69
Headcount costs	1,237	651
Non-headcount costs	652	572
Total expense	4,952	1,292
Total segment adjusted EBITDA	$5,411	1,453

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Appendix B

	Year Ended December 31, 2023
	Business	Mass Markets
	(Dollars in millions)
Segment revenue	$11,583	2,974
Segment expense
Cost of services and products	3,248	79
Headcount costs	1,473	768
Non-headcount costs	807	610
Total expense	5,528	1,457
Total segment adjusted EBITDA	$6,055	1,517

	Year Ended December 31, 2022
	Business	Mass Markets
	(Dollars in millions)
Segment revenue	$13,099	4,379
Segment expense
Cost of services and products	3,436	121
Headcount costs	1,584	945
Non-headcount costs	879	703
Total expense	5,899	1,769
Total segment adjusted EBITDA	$7,200	2,610
Revenue and Expenses
Our segment revenue includes all revenue from our two segments as described in more detail above. Our segment revenue is based upon each customer's classification. We report our segment revenue based upon all services provided to that segment's customers. Our segment expenses include (i) specific cost of service expenses incurred as a direct result of providing services and products to segment customers, (ii) headcount costs, which primarily includes salaries, commissions, and group insurance, and (iii) non-headcount costs, which primarily includes legal and other professional fees, marketing and advertising expenses, other network related expenses, and external commissions. We have not allocated assets or debt to specific segments.
The following items are excluded from our segment results, because they are centrally managed and not monitored by or reported to our chief operating decision maker by segment:
•network expenses not incurred as a direct result of providing services and products to segment customers and centrally managed expenses such as Finance, Human Resources, Legal, Marketing, Product Management and IT, all of which are reported as "other unallocated expense" in the table below;
•depreciation and amortization expense;
•goodwill or other impairments;
•interest expense;
•stock-based compensation; and
•other income and expense items.

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Appendix B
The following table reconciles total segment adjusted EBITDA to net loss for the years ended December 31, 2024, 2023 and 2022:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Total segment adjusted EBITDA	$6,864	7,572	9,810
Depreciation and amortization	(2,956)	(2,985)	(3,239)
Goodwill impairment	—	(10,693)	(3,271)
Other unallocated expense	(3,419)	(3,426)	(3,107)
Stock-based compensation	(29)	(52)	(98)
Operating income (loss)	460	(9,584)	95
Total other expense, net	(690)	(653)	(1,086)
Loss before income taxes	(230)	(10,237)	(991)
Income tax (benefit) expense	(175)	61	557
Net loss	$(55)	(10,298)	(1,548)
We do not have any single customer that comprises more than 10% of our consolidated total operating revenue.
The assets we hold outside of the U.S. represent less than 10% of our total assets. Revenue from sources outside of the U.S. comprises less than 10% of our total operating revenue.
Note 18—Commitments, Contingencies and Other Items
We are subject to various claims, legal proceedings and other contingent liabilities, including the matters described below, which individually or in the aggregate could materially affect our financial condition, future results of operations or cash flows.
We review our litigation accrual liabilities on a quarterly basis, but in accordance with applicable accounting guidelines only establish accrual liabilities when losses are deemed probable and reasonably estimable and only revise previously established accrual liabilities when warranted by changes in circumstances, in each case based on then-available information. As such, as of any given date we could have exposure to losses under proceedings as to which no liability has been accrued or as to which the accrued liability is inadequate. Subject to these limitations, at December 31, 2024 and December 31, 2023, we had accrued $78 million and $84 million, respectively, in the aggregate for our litigation and non-income tax contingencies, which is included in Other under Current Liabilities or Other under Deferred Credits and Other Liabilities in our consolidated balance sheets as of such dates. We cannot at this time estimate the reasonably possible loss or range of loss, if any, in excess of our $78 million accrual due to the inherent uncertainties and speculative nature of contested proceedings. The establishment of an accrual does not mean that actual funds have been set aside to satisfy a given contingency. Thus, the resolution of a particular contingency for the amount accrued could have no effect on our results of operations but nonetheless could have an adverse effect on our cash flows.
In this Note, a reference to a "putative" class action means a class has been alleged, but not certified, in that matter.
Principal Proceedings
Houser Shareholder Suit
Lumen and certain of its current and former officers and directors were named as defendants in a putative shareholder class action lawsuit filed on June 12, 2018 in the Boulder County District Court of the state of Colorado, captioned Houser et al. v. CenturyLink, et al. The original complaint asserted claims on behalf of a putative class of former Level 3 Communications, Inc. ("Level 3") shareholders who became CenturyLink, Inc. shareholders as a result of our acquisition of Level 3. It alleged that the proxy statement provided to the Level 3 shareholders failed to disclose various material information, including information about strategic revenue, customer loss rates, and customer account issues, among other items. The original complaint sought damages, costs and fees, rescission, rescissory damages, and other equitable relief. In May 2020, the court dismissed the original complaint. The plaintiffs appealed that decision, and in March 2022, the appellate court affirmed the district court's order in part and reversed it in part. It then remanded the case to the district court for further proceedings. The plaintiffs filed an amended complaint asserting the same claims and prayer for relief, and we filed a motion to dismiss. The court granted our motion to dismiss in May 2023 and the plaintiffs appealed that dismissal. In August 2024, the appellate court set aside the trial court's dismissal. In October 2024, we filed a petition with the Colorado Supreme Court seeking a review of the appellate court's decision.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Quantum Fiber Disclosure Litigation
In re Lumen Technologies, Inc. Securities Litigation. On March 3, 2023, a purported shareholder of Lumen filed a putative class action complaint originally captioned Voigt et al. v. Lumen Technologies, et al. (now captioned In re Lumen Technologies, Inc. Securities Litigation, Case 3:23-cv-00286-TAD-KDM), in the U.S. District Court for the Western District of Louisiana. The complaint alleges that Lumen and certain of its current and former officers violated the federal securities laws by omitting or misstating material information related to Lumen’s expansion of its Quantum Fiber business. The court appointed a lead plaintiff who filed an amended complaint, seeking money damages, attorneys’ fees and costs, and other relief. On October 30, 2024, the court granted the motion to dismiss we filed against the amended complaint. The plaintiff filed and then withdrew an appeal.
Associated Derivative Litigation. On August 5, 2024, a purported shareholder of Lumen filed a shareholder derivative complaint on behalf of Lumen captioned Slack v. Allen, et al., Case 3:24-cv-01043-TAD-KMM, in the U.S. District Court for the Western District of Louisiana. The complaint alleges claims for breach of fiduciary duty, violations of the federal securities laws, and other causes of action against current and former officers and directors of Lumen allegedly responsible for omitting or misstating material information related to Lumen’s expansion of its Quantum Fiber business. The complaint seeks money damages, attorneys’ fees and costs, and other relief. Substantially similar derivative cases have been filed as follows: (i) on August 20, 2024, Capistrano v. Storey, et al., Case 3:24-cv-01130-TAD-KMM, in the U.S. District Court for the Western District of Louisiana; and on (ii) October 11, 2024, Ostrow v. Johnson, et al., Case 2024-3706, in the 4th Judicial District Court for the Parish of Ouachita, State of Louisiana, subsequently removed on October 11, 2024, to the U.S. District Court for the Western District of Louisiana as Case 3:24-cv-01399-TAD-KMM. The plaintiff in the Ostrow case voluntarily dismissed that proceeding.
Lead-Sheathed Cable Litigation
Disclosure Litigation. In re Lumen Technologies, Inc. Securities Litigation II. On September 15, 2023, a purported shareholder of Lumen filed a putative class action complaint originally captioned Glauber, et al. v. Lumen Technologies (now captioned In re Lumen Technologies, Inc. Securities Litigation II, Case 3:23-cv-01290), in the U.S. District Court for the Western District of Louisiana. The complaint alleged that Lumen and certain of its current and former officers violated the federal securities laws by omitting or misstating material information related to Lumen’s responsibility for environmental degradation allegedly caused by the lead sheathing of certain telecommunications cables. The court appointed lead plaintiffs who filed an amended complaint, seeking money damages, attorneys’ fees and costs, and other relief.
Derivative Litigation. On June 11, 2024, a purported shareholder of Lumen filed a shareholder derivative complaint on behalf of Lumen captioned Brown v. Johnson, et al., Case 3:24-cv-00798-TAD-KDM, in the U.S. District Court for the Western District of Louisiana. The complaint alleges claims for breach of fiduciary duty, violations of the federal securities laws, and other causes of action against current and former officers and directors of Lumen relating to placement or presence of lead-sheathed telecommunications cables. The complaint seeks damages, injunctive relief, and attorneys' fees. Substantially similar derivative cases have been filed as follows: (i) on August 9, 2024, Pourarian v. Johnson, et al., Case 3:24-cv-01071-TAD-KMM in the U.S. District Court for the Western District of Louisiana; (ii) on September 9, 2024, Capistrano v. Johnson, et al., Case 3:24-cv-01234-TAD-KMM in the U.S. District Court for the Western District of Louisiana; (iii) on September 16, 2024, Vogel v. Perry, et al., Case 2024-3360 in the 4th Judicial District Court for the Parish of Ouachita, State of Louisiana, subsequently removed on September 17, 2024 to the U.S. District Court for the Western District of Louisiana as Case 3:24-cv-01274-TAD-KMM; and (iv) on September 25, 2024, Murray v. Allen, et al., Case 3:24-cv-01320 in the U.S. District Court for the Western District of Louisiana.
Environmental Litigation
Parish of St. Mary. On July 9, 2024, a putative class action complaint was filed in the 16th Judicial District Court for the Parish of St. Mary, State of Louisiana, Case 138575, asserting claims on behalf of all parishes, municipalities, and citizens owning real properties in the State of Louisiana that have been affected by lead-sheathed telecommunications cables installed by AT&T and Lumen or their predecessors. The complaint seeks damages and injunctive relief under Louisiana state law. The case was removed to the United States District Court Western District of Louisiana Lafayette Division, Case 6:24-CV-01001-RRS-DJA. On December 6, 2024,

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Appendix B
the plaintiffs voluntarily dismissed the class action complaint without prejudice. On December 13, 2024, St. Mary’s Parish along with other parishes, municipalities, and two individuals served a notice of intent to file citizen suit under the Louisiana Environmental Quality Act, asserting claims identical to the class action which the plaintiffs voluntarily dismissed.
Blum. On November 6, 2023, a putative class action complaint was filed in the 16th Judicial District Court for the Parish of St. Mary, State of Louisiana, Case 137935, asserting claims on behalf of all citizens owning real properties in the State of Louisiana that have been affected by lead-sheathed telecommunications cables installed by AT&T, BellSouth, Verizon, and Lumen or their predecessors. The complaint seeks damages and injunctive relief under Louisiana state law. The case has been removed to Federal Court in the United States District Court Western District of Louisiana Lafayette Division, Case 6:23-CV-01748.
State Tax Suits
Since 2012, a number of Missouri municipalities have asserted claims in the Circuit Court of St. Louis County, Missouri, alleging that we and several of our subsidiaries have underpaid taxes. These municipalities are seeking, among other things, declaratory relief regarding the application of business license and gross receipts taxes and back taxes from 2007 to the present, plus penalties and interest. In a February 2017 ruling in connection with one of these pending cases, the court entered an order awarding the plaintiffs $4 million and broadening the tax base on a going-forward basis. We appealed that decision to the Missouri Supreme Court. In December 2019, it affirmed the circuit court's order in some respects and reversed it in others, remanding the case to the circuit court for further proceedings. The Missouri Supreme Court's decision reduced our exposure in the case. In a June 2021 ruling in one of the pending cases, another trial court awarded the cities of Columbia and Joplin approximately $55 million, plus statutory interest. On appeal, the Missouri Court of Appeals affirmed in part and reversed in part, vacated the judgment and remanded the case to the trial court with instructions for further proceedings consistent with the Missouri Supreme Court's decision.
FCRA Litigation
In November 2014, a putative class action complaint captioned Bultemeyer v. CenturyLink, Inc. was filed in the United States District Court for the District of Arizona, Case CV-14-02530-PHX-SPL, alleging violations of the Fair Credit Reporting Act (the "FCRA"). In February 2017, the case was dismissed for lack of standing. The plaintiff appealed and the 9th Circuit reversed and remanded. Class certification was contested and ultimately granted in 2023. The 9th Circuit denied Lumen’s request to appeal the class certification ruling. A jury trial was conducted in September 2024. The jury found that CenturyLink willfully violated the FCRA and awarded each class member $500 for statutory damages and $2,000 for punitive damages. If the verdict is not set aside in connection with post-trial motion practice, Lumen will appeal to the 9th Circuit. We have not accrued a contingent liability for this matter. While liability is possible, we have not determined it to be probable, and damages exposure, if any, is uncertain.
Billing Practices Suits
In June 2017, a former employee filed an employment lawsuit against us claiming that she was wrongfully terminated for alleging that we charged some of our retail customers for products and services they did not authorize. Thereafter, based in part on the allegations made by the former employee, several legal proceedings were filed, including consumer class actions in federal and state courts, a series of securities investor class actions in federal courts and several shareholder derivative actions in federal and Louisiana state courts. The derivative cases were brought on behalf of CenturyLink, Inc. against certain current and former officers and directors of the Company and seek damages for alleged breaches of fiduciary duties. We have settled the consumer and securities investor class actions and the derivative actions.
We have engaged in discussions regarding related claims with a number of state attorneys general, and have entered into agreements settling certain of the consumer practices claims asserted by several state attorneys general.
December 2018 Outage Proceedings
We experienced an outage on one of our transport networks that impacted voice, IP, 911, and transport services for some of our customers between the 27th and 29th of December 2018. We believe that the outage was caused by a faulty network management card from a third-party equipment vendor.

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Appendix B
The FCC and four states initiated formal investigations. In November 2020, following the FCC's release of a public report on the outage, we negotiated a settlement which was disclosed by the FCC in December 2020. The amount of the settlement was not material to our financial statements.
In December 2020, the Staff of the Washington Utilities and Transportation Commission ("WUTC") filed a complaint against us based on the December 2018 outage, seeking penalties of approximately $7 million for alleged violations of Washington regulations and laws. The Washington Attorney General's office sought penalties of $27 million. Following trial, the WUTC issued an order imposing a penalty of approximately $1 million. That decision is now pending appeal to the Washington State of Court of Appeals.
Latin American Tax Litigation and Claims
In connection with the 2022 divestiture of our Latin American business, the purchaser assumed responsibility for the Brazilian tax claims described in our prior periodic reports filed with the SEC. We agreed to indemnify the purchaser for amounts paid with respect to the Brazilian tax claims. The value of this indemnification and others associated with the Latin American business divestiture are included in the indemnification amount as disclosed in Note 14—Fair Value of Financial Instruments.
Huawei Network Deployment Investigations
Lumen has received requests from the following federal agencies for information relating to the use of equipment manufactured by Huawei Technologies Company ("Huawei") in Lumen’s networks.
•DOJ. Lumen has received a civil investigative demand from the U.S. Department of Justice in the course of a False Claims Act investigation alleging that Lumen Technologies, Inc. and Lumen Technologies Government Solutions, Inc. failed to comply with certain specified requirements in federal contracts concerning their use of Huawei equipment.
•FCC. The FCC’s Enforcement Bureau issued a Letter of Inquiry to Lumen Technologies, Inc. regarding its written certifications to the FCC that Lumen has complied with FCC rules governing the use of resources derived from the High Cost Program, Lifeline Program, Rural Health Care Program, E-Rate Program, Emergency Broadband Benefit Program, and the Affordable Connectivity Program. Under these programs, federal funds may not be used to facilitate the deployment or maintenance of equipment or services provided by Huawei, a company that the FCC has determined poses a national security threat to the integrity of U.S. communications networks or the communications supply chain.
•Team Telecom. The Committee for the Assessment of Foreign Participation in the United States Telecommunications Service Sector (comprised of the U.S. Attorney General, and the Secretaries of the Department of Homeland Security, and the Department of Defense), commonly referred to as Team Telecom, issued questions and requests for information relating to Lumen’s FCC licenses and its use of Huawei equipment.
Marshall Fire Litigation
On December 30, 2021, a wildfire referred to as the Marshall Fire ignited near Boulder, Colorado. The Marshall Fire killed two people, and it burned thousands of acres, including entire neighborhoods. Approximately 300 lawsuits naming various defendants and asserting various claims for relief have been filed. To date, three of those name our affiliate Qwest Corporation as being at fault: Allstate Fire and Casualty Insurance Company, et al., v. Qwest Corp., et al., Case 2023-cv-3048, and Wallace, et al. v. Qwest Corp., et al., Case 2023-cv-30488, both of which have been consolidated with Kupfner et al v Public Service Company of Colorado, et al., Case 2022-cv-30195. The consolidated proceeding is pending in Colorado District Court, Boulder, Colorado, Preliminary estimates of potential damage claims exceed $2 billion.
911 Surcharge
In June 2021, the Company was served with a complaint filed in the Santa Fe County District Court by Phone Recovery Services, LLC (“PRS”), acting on behalf of the State of New Mexico. The complaint claims Qwest Corporation and CenturyTel of the Southwest have violated the New Mexico Fraud Against Taxpayers Act since 2004 by failing to bill, collect and remit certain 911 surcharges from customers. Through pre-trial proceedings, the Court narrowed the issues to be resolved by jury. On August 21, 2024, a jury decided the remaining issues, and consequently all claims asserted, in Lumen's favor. The plaintiff has filed a Notice of Appeal and Lumen submitted a cross-appeal as to the original motion to dismiss and motion for summary judgment.

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Appendix B
Other Proceedings, Disputes and Contingencies
From time to time, we are involved in other proceedings incidental to our business, including patent infringement allegations, regulatory hearings relating primarily to our rates or services, actions relating to employee claims, tax issues, or environmental law issues, grievance hearings before labor regulatory agencies, miscellaneous third-party tort actions, or commercial disputes.
We are currently defending several patent infringement lawsuits asserted against us by non-practicing entities which are seeking substantial recoveries. These cases have progressed to various stages and one or more may go to trial within the next twelve months if they are not otherwise resolved. Where applicable, we are seeking full or partial indemnification from our vendors and suppliers.
We are subject to various foreign, federal, state and local environmental protection and health and safety laws. From time to time, we are subject to judicial and administrative proceedings brought by various governmental authorities under these laws. Several such proceedings are currently pending, but none is reasonably expected to exceed $300,000 in fines and penalties. In addition, in the past we acquired companies that had installed lead-sheathed cables several decades earlier, or had operated certain manufacturing companies in the first part of the 1900s. Under applicable environmental laws, we could be named as a potentially responsible party for a share of the remediation of environmental conditions arising from the historical operations of our predecessors.
The outcomes of these other proceedings described under this heading are not predictable. However, based on current circumstances, we do not believe that the ultimate resolution of these other proceedings, after considering available defenses and any insurance coverage or indemnification rights, will have a material adverse effect on us.
The matters listed in this Note do not reflect all our contingencies. The ultimate outcome of the above-described matters may differ materially from the outcomes anticipated, estimated, projected or implied by us in certain of our statements appearing above in this Note, and proceedings we currently consider immaterial may ultimately affect us materially.
Right-of-Way
At December 31, 2024, our future rental commitments and Right-of-Way ("ROW") agreements were as follows:

(Dollars in millions)
2025	$204
2026	72
2027	71
2028	67
2029	54
2030 and thereafter	717
Total future minimum payments	$1,185
Purchase Commitments
We have several commitments to a variety of vendors for services to be used in the ordinary course of business totaling $2.4 billion at December 31, 2024. Of this amount, we and our subsidiaries expect to purchase $795 million in 2025, $1.2 billion in 2026 through 2027, $256 million in 2028 through 2029 and $164 million in 2030 and thereafter. These amounts do not represent our entire anticipated purchases in the future, but represent only those items for which we were contractually committed as of December 31, 2024.

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
Note 19—Other Financial Information
Other Current Assets
The following table presents details of other current assets reflected in our consolidated balance sheets:

	As of December 31,
	2024	2023
	(Dollars in millions)
Prepaid expenses	$372	395
Income tax receivable	483	273
Materials, supplies and inventory	146	209
Contract assets	16	19
Contract acquisition costs	102	107
Contract fulfillment costs	109	102
Assets held for sale	24	104
Other	22	14
Total other current assets	$1,274	1,223
Current Liabilities
Included in accounts payable at December 31, 2024 and 2023 were $248 million and $274 million, respectively, associated with capital expenditures.
Other Income (Expense), Net
Other income (expense), net reflects certain items not directly related to our core operations, including gains and losses from non-operating asset dispositions. For the year ended December 31, 2024, Other income (expense), net included a gain on sale of investment of $205 million.
Note 20—Repurchases of Lumen Common Stock
During the fourth quarter of 2022, our Board of Directors authorized a two-year program to repurchase up to an aggregate of $1.5 billion of our outstanding common stock, which expired on November 2, 2024. During the years ended December 31, 2024 and 2023, we did not repurchase any shares of our outstanding common stock under this program. During the year ended December 31, 2022, we repurchased under this program 33 million shares of our outstanding common stock in the open market for an aggregate market price of $200 million, or an average purchase price of $6.07 per share. All repurchased common stock has been retired. As a result, common stock and additional paid-in capital were reduced as of December 31, 2022 by $33 million and $167 million, respectively.
Note 21—Accumulated Other Comprehensive Loss
Information Relating to 2024
The table below summarizes changes in accumulated other comprehensive loss recorded on our consolidated balance sheet by component for the year ended December 31, 2024:

	Pension Plans	Post- Retirement Benefit Plans	Foreign Currency Translation Adjustment and Other	Total
	(Dollars in millions)
Balance at December 31, 2023	$(1,045)	276	(41)	(810)
Other comprehensive (loss) income before reclassifications	(34)	63	1	30
Amounts reclassified from accumulated other comprehensive income (loss)	76	(19)	—	57
Net current-period other comprehensive income	42	44	1	87
Balance at December 31, 2024	$(1,003)	320	(40)	(723)

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Appendix B
The table below presents further information about our reclassifications out of accumulated other comprehensive loss by component for the year ended December 31, 2024:

Year Ended December 31, 2024	(Decrease) Increase in Net Loss	Affected Line Item in Consolidated Statement of Operations
	(Dollars in millions)
Amortization of pension & post-retirement plans (1)
Net actuarial loss	$91	Other income (expense), net
Prior service cost	(15)	Other income (expense), net
Total before tax	76
Income tax benefit	(19)	Income tax (benefit) expense
Net of tax	$57
(1)See Note 11—Employee Benefits for additional information on our net periodic benefit (expense) income related to our pension and post-retirement plans.
Information Relating to 2023
The table below summarizes changes in accumulated other comprehensive loss recorded on our consolidated balance sheet by component for the year ended December 31, 2023:

	Pension Plans	Post Retirement Benefit Plans	Foreign Currency Translation Adjustment and Other	Total
	(Dollars in millions)
Balance at December 31, 2022	$(985)	308	(422)	(1,099)
Other comprehensive loss before reclassifications	(110)	(11)	(1)	(122)
Amounts reclassified from accumulated other comprehensive income (loss)	50	(21)	382	411
Net current-period other comprehensive (loss) income	(60)	(32)	381	289
Balance at December 31, 2023	$(1,045)	276	(41)	(810)

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2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix B
The table below presents further information about our reclassifications out of accumulated other comprehensive loss by component for the year ended December 31, 2023:

Year Ended December 31, 2023	(Decrease) Increase in Net Loss	Affected Line Item in Consolidated Statement of Operations
	(Dollars in millions)
Amortization of pension & post-retirement plans (1)
Net actuarial loss	$82	Other income (expense), net
Prior service cost	(15)	Other income (expense), net
Total before tax	67
Income tax benefit	(16)	Income tax (benefit) expense
Net of tax	$51

Year Ended December 31, 2023	Reclassification out of Accumulated Other Comprehensive Loss	Affected line item in Consolidated Balance Sheets and Consolidated Statement of Operations
Reclassification of realized loss on foreign currency translation to valuation allowance within assets held for sale(2)	$389	Assets held for sale
Reclassification of realized loss on foreign currency translation to loss on sale of business(3)	(7)	Net loss (gain) on sale of businesses
Subtotal reclassification of realized loss on foreign currency	382
Reclassification of net actuarial loss to valuation allowance within assets held for sale(2)	(24)	Assets held for sale
Reclassification of net actuarial gain to loss on sale of business(3)	2	Net loss (gain) on sale of businesses
Subtotal reclassification of net actuarial loss	(22)
Income tax benefit	—	Income tax expense
Net of tax	$360
(1)See Note 11—Employee Benefits for additional information on our net periodic benefit (expense) income related to our pension and post-retirement plans.
(2)Recognized in net income through net loss (gain) on sale of business for the year ended December 31, 2022 and included in our valuation allowance in assets held for sale as of December 31, 2022.
(3)(Decrease) increase to net loss for the year ended December 31, 2023.
Note 22—Labor Union Contracts
As of December 31, 2024, approximately 21% of our employees were represented by the Communications Workers of America ("CWA") or the International Brotherhood of Electrical Workers ("IBEW"). Approximately 10% of our represented employees are subject to collective bargaining agreements that are scheduled to expire over the 12 month period ending December 31, 2025.
Note 23—Dividends
The declaration of dividends is solely at the discretion of our Board of Directors.
On November 2, 2022, we announced that our Board had terminated our quarterly cash dividend program; as a result no dividends were declared and paid in 2023 or 2024.
Our Board declared the following dividends payable in 2022:

Date Declared	Record Date	Dividend Per Share	Total Amount	Payment Date
	(in millions)
August 18, 2022	8/30/2022	$0.25	$253	9/9/2022
May 19, 2022	5/31/2022	0.25	253	6/10/2022
February 24, 2022	3/8/2022	0.25	253	3/18/2022

B-92

Appendix C
Proposed Amendments to Our Articles of Incorporation Pursuant to Item 3
If the proposal to amend our articles of incorporation pursuant to Item 3 is approved and our Board elects to implement a Reverse Stock Split, Section A of Article III of our restated articles of incorporation would be amended and restated as follows (with language to be removed being shown as a strikethrough and language to be added being shown in boldface underscored text):
ARTICLE III
Capital
A. Authorized Stock. The Corporation shall be authorized to issue an aggregate of ~~2,202,000,000~~ [____________]* shares of capital stock, of which ~~2,200,000,000~~ [___________] shares shall be Common Stock, no par value per share, and 2,000,000 shares shall be Preferred Stock, $25.00 par value per share.
As of the Effective Time (as defined below), pursuant to the Louisiana Business Corporation Act and these Articles of Amendment to the Articles of Incorporation of the Corporation, each [__] shares of the Corporation’s Common Stock issued and outstanding at such time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one validly issued, fully-paid and non-assessable share of the Corporation’s Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split and, in lieu thereof, any shareholder who would otherwise be entitled to receive in connection therewith a fractional interest in a share of Common Stock shall instead be entitled to receive a cash payment equal to the product determined by multiplying such fraction by the average of the closing sales prices per share of the Common Stock for the five consecutive trading days immediately preceding the Effective Date (as defined below) as reported on the New York Stock Exchange (with such average closing sales price being multiplied by [___]), without interest. For purposes of the foregoing paragraph, “Effective Date” means [_______ __] and “Effective Time” means 2:01 a.m. Central Time on the Effective Date.
___________________________________________________________
*    The amount of authorized shares will be reduced in proportion to the reverse stock split ratio selected by our Chief Executive Officer and Chief Financial Officer, in consultation with the Board, if and only if the reverse stock is implemented.

C-1
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix D
Proposed Amended and Restated Articles of Incorporation Pursuant to Items 4A, 4B, 4C and 4D
If all of the proposals to make certain technical amendments to our articles of incorporation pursuant to Items 4A, 4B, 4C and 4D are approved, the below-referenced portions of Articles II, IV, V, VI and VII of our restated articles of incorporation would be amended and restated as follows (with language to be removed being shown as a strikethrough and language to be added being shown in boldface underscored text):
ARTICLE II
Purpose
The purpose of the Corporation is to engage in any lawful activity for which corporations may be formed under the Business Corporation ~~Law~~ Act of Louisiana.
Article IV
Directors
B. Election and Term. All directors shall be elected by a majority vote of shareholders ~~at and after the 2012 annual meeting of~~ , subject to the terms and conditions prescribed in the Bylaws and Article IV(C) hereof. All directors elected by shareholders shall hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. ~~Directors whose terms do not expire at the 2012 annual meeting of shareholders shall hold office until the annual meeting for the year in which the director’s term expires and until their successors are duly elected and qualified.~~
ARTICLE V
Certain Business Combinations
D. Definitions. The following terms, for all purposes of these Articles or the By-laws of this Corporation, shall have the following meaning:
(6) “Capital Stock” means any Common Stock, Preferred Stock or other capital stock of the Corporation, or any bonds, debentures, or other obligations granted voting rights by the Corporation pursuant to ~~La. R.S. 12:75H~~ the Business Corporation Act of Louisiana.
~~E. Benefit of Statute. This Corporation claims and shall have the benefit of the provisions of R.S. 12:133 except that the provisions of R.S. 12:133 shall not apply to any business combination involving an interested shareholder that is an employee benefit plan or related trust of this Corporation.~~
ARTICLE VI
Shareholders’ Meetings
A. Written Consents. Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders, present in person or represented by duly authorized proxy, at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by a written consent of the shareholders pursuant to the Business Corporation ~~Law~~ Act of the State of Louisiana.

D-1
2024 ANNUAL REPORT	2025 PROXY STATEMENT

Appendix D
B. Special Meetings. Subject to the terms of any outstanding class or series of Preferred Stock that entitles the holders thereof to call special meetings, the holders of ~~a majority~~ 25% or more of all ~~the Total Voting Power of the Corporation~~ votes entitled to be cast by shareholders on any issue proposed to be considered shall be required to cause the Secretary of the Corporation to call a special meeting of shareholders pursuant to La. R.S. 12:~~73B~~1-702 (or any successor provision). Nothing in this Article VI shall limit the power of the President of the Corporation or its Board of Directors to call a special meeting of shareholders.
ARTICLE VII
Limitation of Liability and Indemnification
A. Limitation of Liability. To the fullest extent permitted by the Business Corporation Act of Louisiana, ~~N~~no director or officer of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for ~~breach of his fiduciary duty~~ any action taken, or any failure to take action, as a director or officer~~, provided that the foregoing provision shall not eliminate or limit the liability of a director or officer for (1) any breach of his duty of loyalty to the Corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) liability for unlawful distributions of the Corporation’s assets to, or redemptions or repurchases of the Corporation’s shares from, shareholders of the Corporation, under and to the extent provided in La. R.S. 12:92D; or (4) any transaction from which he derived an improper personal benefit~~.
B. Authorization of Further Actions. The Board of Directors may (1) cause the Corporation to enter into contracts with its directors and officers providing for the limitation of liability set forth in this Article to the fullest extent permitted by law, (2) adopt By-laws or resolutions, or cause the Corporation to enter into contracts, providing for indemnification of directors and officers of the Corporation and other persons (including but not limited to directors and officers of the Corporation’s direct and indirect Subsidiaries) to the fullest extent permitted by law (including the adoption of provisions contemplated by La. R.S. 1-851(A)(2)) and (3) cause the Corporation to ~~exercise the insurance powers set forth in~~ procure insurance on behalf of directors and officers of the Corporation and other persons (including but not limited to directors and officers of the Corporation’s direct and indirect Subsidiaries) to the fullest extent permitted by La. R.S. 12:~~83F~~1-857 and any other relevant provision of the Business Corporation Act of Louisiana, notwithstanding that some or all of the members of the Board of Directors acting with respect to the foregoing may be parties to such contracts or beneficiaries of such By-laws or resolutions or the exercise of such powers. No repeal or amendment of any such By-laws or resolutions limiting the right to indemnification thereunder shall affect the entitlement of any person to indemnification whose claim thereto results from conduct occurring prior to the date of such repeal or amendment.

D-2

Corporate Headquarters
100 CenturyLink Drive
Monroe, Louisiana 71203
General Information: 318-388-9000
Transfer Agent
For address changes, stock transfers, name changes, registration changes, lost stock certificates and stock holdings, please contact:
Computershare Investor Services L.L.C.
P.O. Box 43006
Providence, RI 02940-3006
1-800-969-6718
www.computershare.com/lumen
Auditors
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202
Investor Relations
Inquiries by securities analysts, investment professionals and shareholders about Lumen Technologies, Inc. Common Shares, including requests for any SEC or other shareholder reports should be directed to:
investor.relations@lumen.com
ir.lumen.com
Annual Report
After the close of each fiscal year, Lumen Technologies, Inc. submits an Annual Report on Form 10-K to the SEC containing certain additional information about its business. A copy of the 10-K report may be obtained without charge by addressing your request to Corporate Secretary, Lumen Technologies, Inc., 100 CenturyLink Drive, Monroe, Louisiana 71203, or by visiting our website at www.lumen.com.
Common Shares
Lumen Common Shares are traded on the New York Stock Exchange under the symbol LUMN.
As of March 19, 2025, the record date for the meeting, we had 1,025,099,348 Common Shares and 7,018 Preferred Shares issued and outstanding. There were 73,868 common shareholders of record.
Lumen, Lumen Technologies, Inc. and the Lumen logos are either registered service marks or service marks of Lumen Technologies, Inc. and/or one of its affiliates in the United States and/or other countries. Any other service names, product names, company names or logos included herein are the trademarks or service marks of their respective owners.
Communications to the Board
Communication with shareholders and other interested parties is an important part of the governance process. Any shareholder or other stakeholder who wishes to contact the Board, Chairman or any Director can send correspondence to:
Write: P.O. Box 5061; Monroe, Louisiana 71211
Email: boardinquiries@lumen.com

Lumen Technologies, Inc.
100 CenturyLink Drive
Monroe, Lousiana
71203-2041

LUMEN®

LUMEN TECHNOLOGIES, INC.
100 CENTURYLINK DR
MONROE, LOUISIANA 71203-2041

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 12, 2025, for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LUMN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 12, 2025, for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt by 11:59 p.m. Eastern Time on May 12, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65045-P25829

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LUMEN TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Elect 11 directors			
1a. Quincy L. Allen	☐	☐	☐
1b. Martha Helena Béjar	☐	☐	☐
1c. Christopher Capossela	☐	☐	☐
1d. Kevin P. Chilton	☐	☐	☐
1e. James Fowler	☐	☐	☐
1f. T. Michael Glenn	☐	☐	☐
1g. Michelle J. Goldberg	☐	☐	☐
1h. Kate Johnson	☐	☐	☐
1i. Hal Stanley Jones	☐	☐	☐
1j. Diankha Linear	☐	☐	☐
1k. Stephen McMillan	☐	☐	☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4A, 4B, 4C, 4D and 5. The Board of Directors makes no recommendation for proposal 6.

	For	Against	Abstain
2. Ratify the appointment of KPMG LLP as our independent auditor for 2025.	☐	☐	☐
3. Approval of a reverse stock split and related reduction of our authorized common shares.	☐	☐	☐
4. Approval of technical amendments to our Articles of Incorporation to:			
4A. Update references to prior corporate statute	☐	☐	☐
4B. Clarify manner of electing directors	☐	☐	☐
4C. Lower the special meeting threshold	☐	☐	☐
4D. Remove outmoded reference to transition period	☐	☐	☐
5. Advisory vote to approve executive compensation.	☐	☐	☐
6. Shareholder proposal regarding simple majority voting.	☐	☐	☐

NOTE: Designated proxies are authorized to transact such other business as may properly come before the Meeting.

FOR YOUR VOTE TO BE COUNTED UNDER THIS PROXY CARD, WE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY 11:59 P.M. EASTERN TIME ON MAY 12, 2025.

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V65046-P25829

LUMEN TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kate Johnson and Chris D. Stansbury, or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock and voting preferred stock (collectively, the "Voting Shares") of Lumen Technologies, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 13, 2025 at 8:30 a.m. CDT, and at any and all adjournments thereof (the "Meeting").

In addition to serving as a Proxy, this card will also serve as instructions to Computershare Investor Services L.L.C. (the "Agent") to vote in the manner designated on the reverse side hereof the shares of the Company's common stock held as of the close of business on March 19, 2025 in the name of the Agent and credited to any plan account of the undersigned in accordance with the Company's prior dividend reinvestment plan. Upon the Company's timely receipt of this Proxy, properly executed, all of your Voting Shares, including any held in the name of the Agent, will be voted as specified.

With respect to each matter listed on the reverse side, the Board of Directors recommends that you vote FOR Items 1 through 5, each of which is described more fully in the Company's proxy statement for the Meeting. The Board of Directors makes no recommendation for Item 6. If you properly execute and return this Proxy but fail to provide specific directions with respect to any of the matters listed on the reverse side, all of your shares will be voted FOR each of the nominees listed in Item 1, FOR Items 2 through 5, and no vote will be made on Item 6.

(Please See Reverse Side)

LUMEN®

LUMEN TECHNOLOGIES, INC.
100 CENTURYLINK DR
MONROE, LOUISIANA 71203-2041

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 8, 2025, for shares held in a Plan. Have your voting instructions in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LUMN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 8, 2025, for shares held in a Plan. Have your voting instructions in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt by 11:59 p.m. Eastern Time on May 8, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65047-Z89372 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LUMEN TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

		For	Against	Abstain
1.	Elect 11 directors			
1a.	Quincy L. Allen	☐	☐	☐
1b.	Martha Helena Béjar	☐	☐	☐
1c.	Christopher Capossela	☐	☐	☐
1d.	Kevin P. Chilton	☐	☐	☐
1e.	James Fowler	☐	☐	☐
1f.	T. Michael Glenn	☐	☐	☐
1g.	Michelle J. Goldberg	☐	☐	☐
1h.	Kate Johnson	☐	☐	☐
1i.	Hal Stanley Jones	☐	☐	☐
1j.	Diankha Linear	☐	☐	☐
1k.	Stephen McMillan	☐	☐	☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4A, 4B, 4C, 4D and 5. The Board of Directors makes no recommendation for proposal 6.

		For	Against	Abstain
2.	Ratify the appointment of KPMG LLP as our independent auditor for 2025.	☐	☐	☐
3.	Approval of a reverse stock split and related reduction of our authorized common shares.	☐	☐	☐
4.	Approval of technical amendments to our Articles of Incorporation to:			
4A.	Update references to prior corporate statute	☐	☐	☐
4B.	Clarify manner of electing directors	☐	☐	☐
4C.	Lower the special meeting threshold	☐	☐	☐
4D.	Remove outmoded reference to transition period	☐	☐	☐
5.	Advisory vote to approve executive compensation.	☐	☐	☐
6.	Shareholder proposal regarding simple majority voting.	☐	☐	☐

NOTE: Designated proxies are authorized to transact such other business as may properly come before the Meeting.

TO BE COUNTED, THE TRUSTEE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY 11:59 P.M. EASTERN TIME ON MAY 8, 2025.

Please mark, sign, date and return these instructions promptly using the enclosed envelope.

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature of Participant	Date

V65048-Z89372

LUMEN 401(k) SAVINGS PLAN

VOTING INSTRUCTIONS

The undersigned, acting as a participant and a "named fiduciary" in the above-referenced retirement plan (the "Plan"), hereby directs The Northern Trust Company (the "Trustee"), as directed trustee of the Plan's trust (the "Trust"), to vote at the Annual Meeting of Shareholders of Lumen Technologies, Inc. (the "Company") to be held on Tuesday, May 13, 2025 at 8:30 a.m. CDT, and any and all adjournments thereof (the "Meeting"), in the manner designated herein, the number of shares of the Company's common stock credited to the account of the undersigned maintained under the Plan on the matters set forth on the reverse side hereof and more fully described in the Company's proxy statement for the Meeting. If no instructions are furnished by the undersigned, the Trustee will vote unvoted shares and unallocated shares, if any, held in the Trust (collectively, "Undirected Shares") in the same proportion as shares voted under the Plan regarding each of the matters set forth on the reverse side hereof, except as otherwise provided in accordance with applicable law. Under the Trust, plan participants are deemed to act as "named fiduciaries" to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares.

The undersigned hereby directs the Trustee to authorize the Company's proxies to vote in their discretion upon such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR Items 1 through 5, each of which is described more fully in the Company's proxy statement for the Meeting. The Board of Directors makes no recommendation for Item 6. Upon the Trustee's timely receipt of these instructions, properly executed, the undersigned's shares will be voted in the manner directed. If the undersigned properly executes and returns these instructions but fails to provide specific directions with respect to any of the matters listed on the reverse, the undersigned's shares will be voted FOR each of the nominees listed in Item 1, FOR Items 2 through 5, and no vote will be made on Item 6.